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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARTHROCARE CORPORATION
(Name of Registrant as Specified In Its Charter)
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ARTHROCARE CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2014

TO THE STOCKHOLDERS:

        Notice is hereby given that a special meeting of stockholders of ArthroCare Corporation, a Delaware corporation (the "Company"), is to be held on Thursday, May 8, 2014 at 10 a.m., local time, at 7000 W. William Cannon Drive, Building One, Austin, Texas 78735. At the special meeting, holders of record on March 14, 2014 of our common stock will be asked to vote on the following matters:

  1.
  To approve and adopt the Agreement and Plan of Merger, dated as of February 2, 2014, by and among the Company, Smith & Nephew, Inc., a Delaware corporation, Rosebud Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Smith & Nephew, Inc., and Smith & Nephew plc, an English public limited company, as it may be amended from time to time;

  2.
  To approve an adjournment of the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval of the merger agreement by our stockholders; and

  3.
  To approve, on a non-binding advisory basis, the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

        After careful consideration, our Board of Directors unanimously determined that the merger agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders and approved, adopted and declared advisable the merger agreement and the other transactions contemplated thereby, including the merger. Our Board of Directors unanimously recommends approval and adoption of the merger agreement by the stockholders of the Company and our Board of Directors unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement, "FOR" the proposal to adjourn the special meeting, and "FOR" the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

        We cannot complete the merger unless the holders of a majority of the outstanding shares of our common stock vote to approve and adopt the merger agreement. Approval of the proposal to adjourn the special meeting requires the affirmative vote of a majority in voting power of the shares present in person or by proxy at the special meeting if a quorum is present, and requires the affirmative vote of a majority of the shares present in person or by proxy at the special meeting if a quorum is not present. The non-binding advisory proposal to approve the golden parachute compensation for our named executive officers that is based on or otherwise relates to the merger will be approved if a majority in voting power of the shares represented in person or by proxy at the special meeting and entitled to vote on the subject matter vote in favor of this proposal. The obligations of ArthroCare and Smith & Nephew to complete the merger are also subject to the satisfaction or waiver of several other conditions. We encourage you to read the accompanying proxy statement, including the annexes, in its entirety because it explains the proposed merger, the documents related to the merger and other related matters.

        Whether or not you plan to attend the special meeting, please submit your proxy by completing and mailing to us the enclosed proxy card or by granting your proxy electronically over the Internet or by telephone, as soon as possible. YOUR VOTE IS IMPORTANT. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote your shares using the enclosed voting instruction form furnished by your broker, bank or nominee. If you do not vote or do not instruct your broker, bank or nominee how to vote, it will have the same effect as voting against the proposal to adopt the merger agreement.

        All stockholders are cordially invited to attend our special meeting in person. However, to assure your representation at our special meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Alternatively, you are urged to vote by submitting a proxy via the Internet or telephone. Instructions for voting your proxy are contained on your proxy card or voting instruction form. Those instructions are also available on our website at www.arthrocare.com, under the "Investor Relations" tab. Any stockholder attending our special meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors
David Fitzgerald President and Chief Executive Officer

Austin, Texas
April 3, 2014

This proxy statement is dated April 3, 2014 and is first being mailed on or about April 3, 2014.

IMPORTANT NOTICE

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. ALTERNATIVELY, YOU CAN SUBMIT YOUR PROXY VIA THE INTERNET OR TELEPHONE. INSTRUCTIONS FOR SUBMITTING YOUR PROXY ARE CONTAINED ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM. THOSE INSTRUCTIONS ARE ALSO AVAILABLE ON OUR WEBSITE AT WWW.ARTHROCARE.COM, UNDER THE "INVESTOR RELATIONS" TAB. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

THIS PROXY STATEMENT IS AVAILABLE FOR VIEWING, PRINTING AND DOWNLOADING AT http://www.proxyvote.com

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Page
Board of Directors Recommendation	114
PROPOSAL 3—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER GOLDEN PARACHUTE COMPENSATION	115
MARKET PRICE	119
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS	120
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS	124
HOUSEHOLDING	124
WHERE YOU CAN FIND MORE INFORMATION	124
Annex A: Agreement and Plan of Merger dated as of February 2, 2014 among ArthroCare Corporation, Smith & Nephew, Inc., Rosebud Acquisition Corporation and Smith & Nephew plc
Annex B: Opinion of Piper Jaffray & Co.
Annex C: Section 262 of the General Corporation Law of the State of Delaware
Annex D: Voting Agreement by and among OEP, Christian Ahrens, Gregory Belinfanti and Smith & Nephew
Annex E: Voting Agreement executed by each of the members of the Company's Board of Directors (other than Mr. Ahrens and Mr. Belinfanti) and Smith & Nephew

iii

SUMMARY

        This summary, together with the section of this proxy statement entitled "Questions and Answers About the Merger and the Special Meeting," highlights selected information from this proxy statement and may not contain all of the information that is important to you as a stockholder of ArthroCare or that you should consider before voting on the proposal to adopt the merger agreement. To better understand the merger, you should carefully read this entire proxy statement and all of its annexes, including the merger agreement, which is attached as Annex A, before voting on the proposal to adopt the merger agreement. Each item in this summary includes a page reference directing you to a more complete description of that item. You may obtain without charge copies of documents incorporated by reference into this proxy statement by following the instructions under "Where You Can Find More Information" beginning on page 124.

The Companies (page 26)

  ArthroCare Corporation
  7000 West William Cannon
  Building 1
  Austin, TX 78735
  (512) 391-3900

        ArthroCare Corporation (NASDAQ: ARTC), a Delaware corporation, which we refer to in this proxy statement as ArthroCare, the Company, we, us or our, is a leading global provider of minimally invasive surgical products. We are a medical device company that develops, manufactures and markets surgical products, many of which are based on our minimally invasive patented Coblation® technology. The Company seeks to improve existing soft-tissue surgical procedures and enable new minimally invasive procedures. ArthroCare's innovative technologies have improved the lives of many diverse individuals.

        For additional information about ArthroCare and our business, see "Where You Can Find More Information" on page 124.

  Smith & Nephew, Inc.
  150 Minuteman Road
  Andover, MA 01810
  (978) 749-1000

        Smith & Nephew, Inc., a Delaware corporation, which we refer to in this proxy statement as Smith & Nephew, is a medical technology business that offers equipment for orthopedic reconstruction, advanced wound management, sports medicine and trauma & extremities. Smith & Nephew operates as a subsidiary of Smith & Nephew plc.

  Smith & Nephew plc
  15 Adam Street
  London
  WC2N 6LA
  United Kingdom
  +44 (0)20 7401 7646

        Smith & Nephew plc (NYSE: SNN), an English public limited company, which we refer to in this proxy statement as Parent HoldCo, is a global medical technology business that operates in the orthopedic reconstruction, advanced wound management, sports medicine and trauma & extremities markets. Parent HoldCo is the parent holding company of Smith & Nephew.

  Rosebud Acquisition Corporation
  1450 East Brooks Road
  Memphis, TN 38116
  (901) 396 2121

        Rosebud Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Smith & Nephew, which we refer to in this proxy statement as Merger Sub, was formed on or around February 19, 2010 to facilitate possible unrelated transactions. Merger Sub has not conducted any business operations other than those incident to its formation and the transactions contemplated by the merger agreement. If the merger is completed, Merger Sub will cease to exist following its merger with and into ArthroCare.

The Merger (page 32)

        Pursuant to the terms of the Agreement and Plan of Merger, which we refer to as the merger agreement, that is described in this proxy statement and attached as Annex A, ArthroCare will be acquired by Smith & Nephew. We encourage you to carefully read in its entirety the merger agreement, which is the principal document governing the merger.

        The merger agreement provides that, subject to the terms and conditions contained therein, Merger Sub will merge with and into ArthroCare, with ArthroCare continuing as the surviving corporation and a wholly-owned subsidiary of Smith & Nephew. Upon the completion of the merger, each share of our common stock outstanding immediately prior to the completion of the merger (other than shares held by the Company as treasury stock, by Smith & Nephew, by subsidiaries of Smith & Nephew or the Company or by holders who have properly demanded appraisal rights under the General Corporation Law of the State of Delaware, which we refer to as the DGCL), will be converted into the right to receive $48.25 in cash per share, without interest and less any applicable withholding taxes. Any amounts withheld and paid to the appropriate governmental authority in accordance with applicable law will be treated for all purposes as having been paid to the holder of our common stock in respect of which such withholding was made.

Date, Time and Place of Special Meeting; Purpose of Special Meeting (page 27)

        The special meeting will be held at 7000 W. William Cannon Drive, Building One, Austin, Texas 78735, on Thursday, May 8, 2014, at 10 a.m. local time. At the special meeting, you will be asked to consider and vote on (i) a proposal to approve and adopt the merger agreement, as it may be amended from time to time, (ii) a proposal to approve the adjournment of the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders, and (iii) a non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

Stockholders Entitled to Vote; Record Date; Vote Required (page 27)

        Only holders of record of our common stock at the close of business on March 14, 2014, the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, may vote at the special meeting. For each share of our common stock that you owned on the record date, you are entitled to cast one vote on each matter voted upon at the special meeting.

        Approval and adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of our common stock (including the shares of our common stock resulting from the recently completed conversion of the Company Series A Preferred Stock). Failures to vote, by proxy or in person, and abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Approval of the proposal to adjourn the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders requires the affirmative vote of a majority in voting power of the shares present in person or by proxy at the special meeting if a quorum is present, and requires the affirmative vote of a majority of the shares present in person or by proxy at the special meeting if a quorum is not present. Approval of the non-binding advisory proposal to approve the compensation for our named executive officers that is based on or otherwise relates to the merger requires the affirmative vote of the majority in voting power of the shares represented in person or by proxy at the special meeting (provided a quorum is present). Because the proposal to adjourn the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval of the merger agreement by our stockholders and the non-binding advisory proposal to approve the compensation for our named executive officers that is based on or otherwise relates to the merger require the affirmative vote of the majority of the voting power of the shares represented in person or by proxy and entitled to vote, abstentions will be counted as votes "AGAINST" such proposals; however, a failure to vote, by proxy or in person, will have no effect on the outcome of such proposals.

        On the record date, there were 34,465,776 shares of our common stock entitled to vote at the special meeting. Under the terms of the Voting Agreements, OEP AC Holdings, LLC, which we refer to as OEP, and the members of our Board of Directors, who together owned approximately 17.6% of our outstanding common stock as of the record date, have agreed to vote their shares of common stock for the adoption of the merger agreement. See "Summary—Voting Agreements." In connection with certain shareholder litigation challenging the merger, the plaintiffs have alleged, among other things, that pursuant to 8 Del. C. §203, the merger requires the approval of 66 2/3% of the Company's outstanding shares of common stock other than those deemed to be owned by Smith & Nephew. We believe this claim is meritless and intend to defend against it. See "—Legal Proceedings Relating to the Merger" for a more detailed summary of these allegations.

Quorum (page 27)

        A quorum of stockholders is necessary to hold the special meeting. The required quorum for the transaction of business at the special meeting is the representation, either in person or by proxy, at the special meeting of a majority in voting power of the shares of common stock of the Company issued and outstanding and entitled to vote. Thus, 17,232,889 shares of our common stock must be represented at the special meeting for there to be a quorum. If a quorum is not present in person or by proxy at the special meeting, we expect that the special meeting will be adjourned or postponed to solicit additional votes at the Company's expense. Abstentions count as present for establishing a quorum.

Shares Owned by Our Directors and Executive Officers (page 29)

        As of March 14, 2014, the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, our directors and executive officers beneficially owned an aggregate of 7,117,034 shares of common stock, or approximately 20.0% of our total common stock outstanding on that date. On the record date, there were 34,465,776 shares of our common stock entitled to vote at the special meeting. Under the terms of the Voting Agreements, OEP and the members of our Board of Directors, who together as of the record date owned approximately 17.6% of our outstanding common stock as of the record date, have agreed to vote their shares of common stock for the adoption of the merger agreement. See "Summary—Voting Agreements."

Market Price (page 119)

        Our common stock is listed on NASDAQ, under the symbol "ARTC." On January 31, 2014, the last full trading day prior to the public announcement of the proposed merger, our common stock closed at $45.38 per share. On April 2, 2014, the latest practicable trading day before the printing of this proxy statement, our common stock closed at $48.30.

        We have never paid a dividend on our common stock and do not anticipate paying one for the indefinite future. Until the effective time of the merger, the merger agreement does not permit us to declare, set aside or pay any dividend or other distribution, except for dividends between the Company and its wholly owned subsidiaries, without the prior written consent of Smith & Nephew. Following the merger, there will be no further market for our common stock.

Recommendation of Our Board of Directors; Our Reasons for the Merger (page 46)

        Our Board of Directors has unanimously determined that the merger agreement and the transactions contemplated thereby are fair to, and in the best interests of, ArthroCare and its stockholders and approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement.

        Our Board of Directors unanimously recommends approval and adoption of this agreement by the stockholders of the Company and our Board of Directors unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement, "FOR" the proposal to adjourn the special meeting, and "FOR" the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

        To review the factors that our Board of Directors considered when deciding whether to approve the merger agreement and the transactions contemplated by the merger agreement, see "The Merger—Recommendation of Our Board of Directors; Our Reasons for the Merger."

Interests of Our Directors and Executive Officers in the Merger (page 65)

        When considering the recommendation of our Board of Directors that you vote "FOR" the proposal to approve and adopt the merger agreement, you should be aware that our directors and executive officers have interests in the merger that are different from, or in addition to, those of our stockholders generally. The Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending that the merger agreement be adopted by the stockholders of the Company. In the discussion in the proxy statement, we have quantified certain payments and benefits on a pre-tax basis to our executive officers and to our non-employee directors. For the purposes of the agreements and plans described in this proxy statement that are applicable to our directors and executive officers, the completion of the transactions contemplated by the merger agreement will constitute a change in control and a sale of the Company.

Opinion of Piper Jaffray & Co. (page 49)

        On February 2, 2014, Piper Jaffray & Co., which we refer to as Piper Jaffray, rendered its oral opinion to the Board of Directors (which was subsequently confirmed in writing by delivery of Piper Jaffray's written opinion dated the same date) to the effect that, as of February 2, 2014, and based upon and subject to the various assumptions and limitations set forth therein, the merger consideration of $48.25 in cash per share to be received by the holders of common stock in the merger was fair, from a financial point of view, to such stockholders.

        Piper Jaffray's opinion was directed to the Board of Directors, and only addressed the fairness, from a financial point of view, to the holders of common stock of the merger consideration to be received by such stockholders in the merger and did not address any other aspect or implication of the merger. The summary of Piper Jaffray's opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex B to this proxy statement and sets forth the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Piper Jaffray in preparing its opinion. However, neither Piper Jaffray's written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement is intended to be, and they do not constitute, a recommendation to any holders of common stock as to how such holders should vote or act with respect to the merger or any other matter.

        See Annex B and the section of this proxy statement entitled "The Merger—Opinion of Piper Jaffray & Co." beginning on page 49.

Delisting and Deregistration of Our Common Stock (page 79)

        If the merger is completed, our common stock will no longer be listed on NASDAQ and will be deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and we will no longer file periodic reports with the U.S. Securities and Exchange Commission, which we refer to as the SEC.

Conditions to Completion of the Merger (page 106)

        As more fully described in this proxy statement and in the merger agreement, each party's obligation to consummate the merger depends on a number of conditions being satisfied (or, if permitted by applicable law, waived), including:

  •
  approval and adoption of the merger agreement by an affirmative vote of the majority of the outstanding shares of our common stock entitled to vote thereon in accordance with the DGCL;

  •
  all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the HSR Act, relating to the merger will have expired or been terminated, and all consents, approvals, authorizations, clearances, non-actions or investigation closures or conclusions under the antitrust laws of the United Kingdom and Germany will have been made, obtained or taken, and any applicable waiting periods or periods to apply for a review of any decision thereunder will have expired or been terminated (provided that no such waiting period or review period shall have terminated or expired, and no such approval shall have been obtained, subject to or conditioned upon the imposition of a "burdensome condition," other than the "agreed actions," as described in the section entitled "—Required Efforts to Consummate the Merger" below);

  •
  no provision of any applicable law and no order, injunction or ruling will enjoin, prohibit or otherwise make illegal the consummation of the merger;

  •
  there will not have been instituted and remain pending any unresolved action or proceeding by any governmental authority challenging or seeking to make illegal, enjoin or otherwise to restrain or prohibit the consummation of the merger;

  •
  the accuracy of representations and warranties made by the other party in the merger agreement (subject generally to a material adverse effect standard, with different standards applicable to certain representations and warranties);

  •
  the other party will not have failed to perform in all material respects all of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

  •
  as a condition to the obligation of Smith & Nephew and Merger Sub only, no applicable law will have been enacted, enforced, promulgated or issued that has or would result in a burdensome condition, other than an agreed action;

  •
  as a condition to the obligation of Smith & Nephew and Merger Sub only, no event, occurrence, revelation, development, change or state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a "company material adverse effect" will have occurred since the date of the merger agreement and be continuing; and

  •
  as a condition to the obligation of Smith & Nephew and Merger Sub only, there will not have been instituted and remain pending any unresolved action or proceeding by any governmental authority (i) seeking to restrain or prohibit the ownership or operation by Smith & Nephew, ArthroCare or any of their respective affiliates of all or any portion of the businesses or assets of any of Smith & Nephew, ArthroCare or any of their respective affiliates following the closing of the merger, except in any such case in so far as such restraint or prohibition would constitute an agreed action or (ii) seeking to compel Smith & Nephew, ArthroCare or any of their respective affiliates to take or accept any burdensome condition, other than an agreed action.

Restrictions on Solicitation of Acquisition Proposals (page 99)

        ArthroCare has agreed that it and its subsidiaries will not, and will not authorize any of their respective directors and officers, employees, investment bankers, attorneys, accountants, consultants and other advisors or representatives to, directly or indirectly:

  •
  solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, as defined and described in the section entitled "The Merger Agreement—Restrictions on Solicitation of Acquisition Proposals," beginning on page 99;

  •
  enter into or participate in any discussions or negotiations with, furnish any nonpublic information relating to ArthroCare or any of its subsidiaries or afford access to the business, properties, assets, books or records of ArthroCare or any of its subsidiaries to, otherwise knowingly cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that, to the knowledge of ArthroCare, is seeking to make, or has made an Acquisition Proposal;

  •
  make an adverse recommendation change (as defined below), except as described below in the section entitled "The Merger Agreement—Changes in Board Recommendation";

  •
  approve any transaction under, or any person becoming an "interested stockholder" under, Section 203 of the DGCL; or

  •
  enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal.

        Notwithstanding the restrictions described above, if before obtaining the approval of ArthroCare stockholders for the merger, ArthroCare receives a bona fide written Acquisition Proposal and the Board of Directors reasonably believes the Acquisition Proposal will or would reasonably be expected to lead to a Superior Proposal as described in the section entitled "The Merger Agreement—Restrictions on Solicitation of Acquisition Proposals," beginning on page 99, ArthroCare, subject to its compliance in all material respects with the non-solicitation provision of the merger agreement, may:

  •
  engage in negotiations or discussions with the third party that has made the Acquisition Proposal and, if applicable, waive the third party's noncompliance with the provisions of any standstill agreement to the extent necessary to permit such negotiations or discussions; and

  •
  furnish to the third party that has made an Acquisition Proposal or its representatives non-public information relating to ArthroCare or any of its subsidiaries pursuant to a confidentiality agreement with the third party on substantially the same terms (other than standstill obligations) or terms more favorable to ArthroCare than those contained in the confidentiality agreement previously entered into between ArthroCare and Smith & Nephew (provided that any non-public information not previously provided to Smith & Nephew must be provided to Smith & Nephew prior to or substantially concurrently with being provided to the third party making the Acquisition Proposal).

 Changes in Board Recommendation (page 101)

        Except as summarized below, under the terms of the merger agreement, the Board of Directors has agreed not to recommend an Acquisition Proposal or fail to include in the proxy statement, withdraw or modify in a manner adverse to Smith & Nephew or make any public statement that contradicts, the Board of Directors' recommendation in favor of the merger (any of the foregoing being referred to as an "adverse recommendation change").

        Notwithstanding the foregoing, the Board of Directors may effect an adverse recommendation change (i) following the receipt of a bona fide written Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal or (ii) in response to material events or changes in circumstances arising after the date of the merger agreement that were neither known to nor reasonably foreseeable by the Board of Directors as of the date of the merger agreement (an "intervening event"), in each case only if the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under the DGCL. Notwithstanding any adverse recommendation change, until the merger agreement is terminated in accordance with its terms (see "—Termination of the Merger Agreement" below), ArthroCare may not enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than a confidentiality agreement), and ArthroCare will otherwise remain subject to all of its obligations under the merger agreement.

        However, the Board of Directors may not make an adverse recommendation change (or terminate the merger agreement in order to enter into a definitive, written agreement concerning a Superior Proposal) unless:

  •
  ArthroCare promptly provides written notice to Smith & Nephew of its intention to take such action at least three business days in advance and attaching (i) in the case of an adverse recommendation change to be made following receipt of an Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal, the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated and the identity of the third party making the Acquisition Proposal; or (ii) in the case of an adverse recommendation change to be made pursuant to an intervening event, a reasonably detailed description of the underlying facts giving rise to, and the reasons for making, such adverse recommendation change; and

  •
  Smith & Nephew does not make, within three business days after its receipt of that written notification, a binding and irrevocable written offer that (i) in the case of any adverse recommendation change to be made following receipt of a Superior Proposal, is at least as favorable to the stockholders of ArthroCare as such Superior Proposal or (ii) in the case of an adverse recommendation change to be made pursuant to an intervening event, obviates the need for such adverse recommendation change.

During any applicable three business day period, ArthroCare has agreed to negotiate in good faith with Smith & Nephew regarding any revisions to the terms of the merger agreement proposed by Smith & Nephew.

Required Efforts to Consummate the Merger (page 102)

        Subject to certain exceptions described below and the terms and conditions of the merger agreement, Parent HoldCo, Smith & Nephew and ArthroCare have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under any applicable laws to consummate the transactions contemplated by the merger agreement as promptly as practicable and no later than the End Date (as defined below), including (i) preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental entity or other third party that are necessary, proper or advisable to consummate the transactions contemplated by the merger agreement, including by defending, contesting and resisting any actual or threatened claim, suit, action, objection or other proceeding brought by a governmental authority or other third party challenging any transaction contemplated by the merger agreement as violative of any applicable law, including antitrust laws, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that prohibits, prevents or restricts consummation of the transactions contemplated by the End Date or which would materially impair or materially delay the transactions contemplated by the merger agreement. Notwithstanding the foregoing, no party is required to (A) enter into any settlement, undertaking, consent decree, stipulation or agreement with any governmental authority in connection with the transactions contemplated by the merger agreement or (B) divest or otherwise hold separate (including by establishing a trust or otherwise), or take any other action with respect to any of its or the surviving corporation's subsidiaries or any of their respective affiliates' businesses, assets or properties (any such action in the foregoing clause (A) or (B), a "burdensome condition"), other than with respect to the negotiation of and entry into a non-exclusive license on a worldwide basis with one or two third parties (in no case requiring licenses that would allow more than one third party to manufacture or have manufactured, or sell or have sold, products in overlapping fields of use) for use solely in the field of radiofrequency energy in the sports medicine field of use with respect to certain products and related intellectual property (the "agreed actions").

Termination of the Merger Agreement (page 108)

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the stockholders of ArthroCare have adopted the merger agreement, by:

  •
  mutual written agreement of ArthroCare and Smith & Nephew;

  •
  either ArthroCare or Smith & Nephew if:

  •
  the merger has not been consummated on or before July 2, 2014 (the "End Date"), provided that if, as of the End Date, one or more closing conditions relating to antitrust clearances or approvals or governmental actions challenging the merger has not been satisfied or waived, then, upon notice given by Smith & Nephew or ArthroCare to the other party not later than 6:00 p.m., eastern time, on the End Date may, the End Date will be extended as far as to September 2, 2014; provided, further, that (A) if Smith & Nephew and ArthroCare mutually agree no later than September 2, 2014 to extend the End Date, they may extend the End Date to October 2, 2014 and (B) if Smith & Nephew and ArthroCare mutually agree no later than October 2, 2014 to extend the End Date, they may extend the End Date to November 3, 2014;

  •
  there is any applicable law or order, injunction or ruling that (i) makes consummation of the merger illegal or otherwise prohibited, (ii) restrains or enjoins ArthroCare or Smith & Nephew from consummating the merger and has become final and nonappealable or

      (iii) conditions the consummation of the merger on the acceptance of, or the taking of any action that constitutes, a burdensome condition (other than an agreed action) and has become final and nonappealable;

    •
    at the ArthroCare stockholder meeting called for the purpose of voting on the approval and adoption of the merger agreement (including any adjournment or postponement thereof), the requisite stockholder approval is not obtained; or

    •
    the other party has breached any representation or warranty or failed to perform any covenant or agreement set forth in the merger agreement that would cause a condition to the terminating party's obligation to consummate the merger not to be satisfied and such breach or failure (i) is incapable of being cured by the End Date or (ii) has not been cured within 30 days following notice of such breach or failure.

  •
  by Smith & Nephew, if:

  •
  an adverse recommendation change has occurred, or at any time after receipt or public announcement of an Acquisition Proposal, the Board of Directors will have failed to reaffirm its recommendation in favor of the merger as promptly as practicable (but in any event within 10 business days) after receipt of any written request to do so from Smith & Nephew; or

  •
  ArthroCare materially breaches its obligations described in the section entitled "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation" above.

  •
  by ArthroCare, at any time prior to the meeting to approve and adopt the merger agreement by ArthroCare stockholders, if the Board of Directors makes an adverse recommendation change in compliance in all material respects with the Company's obligations described under "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation", in order to enter into a definitive written agreement concerning a Superior Proposal, provided that ArthroCare will have paid to Parent HoldCo the termination fee as described in the section entitled "—Termination Fee Payable by ArthroCare" below.

Termination Fee Payable by ArthroCare (page 109)

        ArthroCare has agreed to pay to Parent HoldCo a fee of $54.9 million upon termination of the merger agreement in the following circumstances:

  •
  Smith & Nephew terminates the merger agreement because of an adverse recommendation change, because, after receipt or public announcement of an Acquisition Proposal, the Board of Directors failed to reaffirm its recommendation in favor of the merger agreement within 10 business days of being requested to do so by Smith & Nephew or because of a material breach of ArthroCare's obligations described above under "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation"; or

  •
  ArthroCare terminates the merger agreement because, prior to the stockholder meeting to approve the merger agreement, the Board of Directors makes an adverse recommendation change in compliance with ArthroCare's obligations described above under "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation" in order to enter into a definitive written agreement concerning a Superior Proposal.

        In addition, ArthroCare has agreed to pay to Parent HoldCo a fee of $54.9 million if the merger agreement is terminated by Smith & Nephew or ArthroCare because (i) the merger has not been consummated on or before the End Date or (ii) the stockholder approval of the merger agreement is not obtained at the stockholder meeting to approve the merger agreement (including any adjournment or postponement thereof), but only if:

  •
  after the date of the merger agreement and prior to such termination, an Acquisition Proposal will have been publicly announced and not publicly and unconditionally withdrawn at least five business days prior to (x) the date of termination, in the case of a termination pursuant to clause (i) above or (y) the stockholder meeting, in the case of a termination pursuant to clause (ii) above;

  •
  in the case of a termination pursuant to clause (i) above, at the time of such termination the condition regarding stockholder approval of the merger agreement has not been satisfied; and

  •
  within nine months following the date of such termination, ArthroCare will have entered into a definitive agreement with respect to or recommended to its stockholders an Acquisition Proposal or an Acquisition Proposal will have been consummated (provided that, for purposes of this bullet, each reference to "15%" in the definition of Acquisition Proposal will be deemed to be a reference to "50%").

Remedies; Maximum Liability (page 109)

        The merger agreement provides that, in the event that any termination fee is paid or payable, Smith & Nephew's right to receive payment of the termination fee will be the sole and exclusive remedy of Smith & Nephew and its affiliates and representatives against ArthroCare and its affiliates and representatives under the merger agreement or arising out of or related to the merger agreement or the transactions contemplated thereby, and upon payment of such amount, none of ArthroCare or any of its affiliates or representatives will have any liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby. In no event will ArthroCare be required to pay more than one termination fee.

Specific Performance (page 110)

        The merger agreement provides that prior to termination of the merger agreement the parties will be entitled to an injunction to prevent breaches of the merger agreement and to specifically enforce the performance of the terms and provisions of the merger agreement.

Voting Agreements (page 111)

        Concurrently with the execution of the merger agreement, OEP and all members of our Board of Directors entered into voting agreements with Smith & Nephew, which we refer to as the Voting Agreements. The Voting Agreements require each stockholder who signed a Voting Agreement to vote all of his or her shares (i) in favor of the adoption and approval of the merger agreement and approval of the merger and other transactions contemplated by the merger agreement, (ii) in favor of any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration to solicit additional votes and (iii) against any Acquisition Proposal (as defined by the merger agreement) and certain other actions that would reasonably be expected to interfere with consummation of the merger. Each stockholder who signed a Voting Agreement has waived appraisal rights and provided an irrevocable proxy. The Voting Agreements do not limit or restrict a stockholder who signs a Voting Agreement in his or her capacity as a director or officer from acting in such capacity or voting in such capacity in such person's sole discretion on any matter.

        Each stockholder who entered into a Voting Agreement also agreed to comply with certain restrictions on the transfer of its shares of Company common stock or Company Series A Preferred Stock, as applicable, prior to the earlier of the termination of the Voting Agreement or the date on which the merger agreement is adopted by the stockholders of the Company.

        The Voting Agreements and irrevocable proxies granted under the Voting Agreements terminate upon the earlier to occur of: (i) termination of the merger agreement in accordance with its terms, (ii) the date on which there is any material modification, waiver or amendment to the merger agreement that is adverse to and not approved by the stockholder who signed the voting agreement and (iii) the effective time of the merger.

        As of January 31, 2014, stockholders who signed the Voting Agreements collectively owned approximately 17.6% of the outstanding shares of common stock of the Company on an as-converted basis.

        The foregoing summary of the Voting Agreements is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement by and among OEP, Christian Ahrens, Gregory Belinfanti and Smith & Nephew, which we refer to as the OEP Voting Agreement, and the form of Voting Agreement executed by each of the members of our Board of Directors (other than Mr. Ahrens and Mr. Belinfanti) and Smith & Nephew, which we refer to as the Form Director Voting Agreement and, together with the OEP Voting Agreement, the Voting Agreements. Copies of the OEP Voting Agreement and the Form Director Voting Agreement are attached as Annex D and Annex E, respectively, to this proxy statement and are incorporated herein by reference.

Smith & Nephew's Financing of the Merger (page 87)

        The funds necessary to consummate the merger and related transactions and pay related expenses includes a maximum aggregate price of approximately $1.7 billion to pay holders of the Company's common stock and holders of Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares the amounts due to them under the merger agreement, based upon the number of shares of the Company's common stock, Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares outstanding as of March 14, 2014. Smith & Nephew has represented that it has, or will have prior to and at closing, sufficient funds to consummate the merger. Under the merger agreement, Parent HoldCo has guaranteed the performance of Smith & Nephew's obligations under the merger agreement, including payment of the merger consideration.

        The funds necessary to consummate the merger and related transactions and pay related expenses will be financed from Smith & Nephew's debt facilities, including the syndicated term loan and revolving credit facility described below, and cash balances.

        In connection with the preparation of this proxy statement, Smith & Nephew and Parent Holdco have also provided the Company with the following information regarding certain debt facilities entered into by Parent Holdco and the role of J.P. Morgan Limited as financial advisor to Parent Holdco.

        On February 3, 2014, Parent Holdco entered into a $1.4 billion term loan facility agreement arranged by Barclays Bank PLC and J.P. Morgan Limited with J.P. Morgan Europe Limited as facility agent, in which JPMorgan Chase Bank, N.A. and Barclays Bank PLC each committed $700 million. On March 24, 2014, that original term loan was replaced with a $1.4 billion syndicated term loan facility agreement with thirteen financial institutions, including Barclays Bank PLC and JPMorgan Chase Bank, N.A., as lenders. JPMorgan Chase Bank, N.A. committed $114 million of the total $1.4 billion syndicated term loan.

        On March 24, 2014, Parent Holdco also replaced its existing $1.0 billion revolving credit facility with a new $1.0 billion revolving credit facility with thirteen financial institutions, including Barclays Bank PLC and JPMorgan Chase Bank, N.A., as lenders. JPMorgan Chase Bank, N.A. committed $76.9 million of the total $1.0 billion revolving credit facility. Parent Holdco had planned to enter into the new revolving credit facility regardless of the merger as part of its ordinary course operations.

        J.P. Morgan Limited also acted as financial advisor to Parent Holdco in connection with the merger. Pursuant to an engagement letter dated January 31, 2014, Parent Holdco has agreed to reimburse J.P. Morgan Limited for its expenses incurred in performing its services, including customary travel and other expenses and fees and expenses of their legal counsel. In addition, Parent Holdco has agreed to indemnify J.P. Morgan Limited and its affiliates, subsidiaries, ultimate parent and subsidiaries of such parent, and their respective directors, officers and employees against certain liabilities and expenses related to or arising out of J.P. Morgan Limited's engagement.

        J.P. Morgan Limited and its affiliates expect to receive up to $7 million in underwriting, arrangement and financial advisor fees in connection with the original term loan, the syndicated term loan, the new revolving credit facility and the financial advisor engagement.

        Since January 1, 2012, J.P. Morgan Limited and certain affiliates have provided, and are currently providing, to Parent Holdco and its affiliates, financial advisory and financing services, including service by J.P. Morgan Cazenove as one of two brokers of record for Parent Holdco. Since January 1, 2012, J.P. Morgan Limited and/or its affiliates have received aggregate fees of approximately $0.2 million for commercial or investment banking services provided to Parent Holdco and its affiliates, which does not include certain ordinary course transaction banking related charges such as wire transfers, cheque clearing, lock-box, foreign exchange and escrow services. These aggregate fees also are exclusive of any fees payable in connection with the merger or the loans described above. J.P. Morgan Limited and certain affiliates may also seek to provide financial advisory and financing services to Parent Holdco and its affiliates in the future and would expect to receive fees for rendering of these services.

Material U.S. Federal Income Tax Consequences (page 80)

        The exchange of shares of our common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder (as defined in "The Merger—Material U.S. Federal Income Tax Consequences") whose shares of our common stock are converted into cash in the merger will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes) and the holder's adjusted tax basis in such shares. Gain or loss must be calculated separately for each block of our common stock (i.e., shares acquired at the same cost in a single transaction) exchanged for cash in the merger. Any such gain or loss will be capital gain or loss if the holder holds the shares as capital assets, and will be long-term capital gain or loss if the holding period for the shares of our common stock exceeds one year. The merger will generally not be a taxable transaction to non-U.S. holders (as defined in "The Merger—Material U.S. Federal Income Tax Consequences") under U.S. federal income tax laws, subject to the exceptions discussed in "The Merger—Material U.S. Federal Income Tax Consequences." This may also be a taxable transaction under applicable state, local and/or foreign income or other tax laws. In addition, under certain circumstances, a portion of the merger consideration received may be subject to withholding under applicable tax laws. Any amounts withheld and paid to the appropriate governmental authority in accordance with applicable law will be treated for all purposes as having been paid to the holder of our common stock in respect of which such withholding was made.

        You should read "The Merger—Material U.S. Federal Income Tax Consequences" for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We urge you to consult your tax advisor for a complete analysis of the effect of the merger on your federal, state, local and/or foreign taxes.

Regulatory Matters (page 82)

        Under the HSR Act, we cannot complete the merger until we and Smith & Nephew have filed Notification and Report Forms with the Antitrust Division of the U.S. Department of Justice, which we refer to as the Antitrust Division, and the U.S. Federal Trade Commission, which we refer to as the FTC, and the applicable waiting period is terminated by the FTC or expires. The termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. On February 24, 2014, ArthroCare and Smith & Nephew each filed a Notification and Report Form under the HSR Act with the FTC and the DOJ. On March 13, 2014, the FTC granted early termination of the waiting period under the HSR Act.

        We and Smith & Nephew have also sought approvals from the competition authorities in Germany and the United Kingdom. These approvals are conditions to closing.

        The parties filed a notification with the German Federal Cartel Office ("FCO") on February 28, 2014. On March 28, 2014, the FCO unconditionally cleared the transaction within the statutory Phase I review period.

        In the United Kingdom, the notification submitted by the parties was accepted as complete with effect from March 24, 2014. This means that there is an administrative deadline for the Competition and Markets Authority ("CMA") to conclude its Phase I procedure on May 21, 2014. This deadline is not binding on the CMA but is adhered to in nearly all procedures. At the end of the Phase I procedure the CMA can either decide to clear the transaction unconditionally or, if the CMA decides that there is a realistic prospect that the transaction may result in a substantial lessening of competition, it may refer the transaction for a Phase II investigation or accept undertakings from the parties in lieu of a reference. At the end of a Phase II investigation, the CMA may clear the transaction unconditionally or prohibit the transaction if it decides that the consummation of the transaction absent proposed conditions would lead to a substantial lessening of competition unless the CMA decides to accept undertakings from the parties as a condition of clearance.

Appraisal Rights (page 83)

        Pursuant to Section 262 of the DGCL, holders of Company common stock who do not vote in favor of adoption of the merger agreement and who comply fully with the applicable requirements of Section 262 of the DGCL and do not otherwise withdraw or lose the right to appraisal under Delaware law, have the right to seek appraisal of the fair value of their shares of Company common stock, as determined by the Delaware Court of Chancery, if the merger is completed. The "fair value" of your Company common stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the value of the merger consideration per share that you are otherwise entitled to receive under the terms of the merger agreement. Holders of Company common stock who wish to preserve any appraisal rights they may have must so advise ArthroCare by submitting a written demand for appraisal prior to the vote to adopt the merger agreement, and must otherwise follow fully the procedures prescribed by Section 262 of the DGCL. A person having a beneficial interest in shares of Company common stock held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to follow the steps summarized in this proxy statement and in a timely manner to perfect appraisal rights. In view of the complexity of Section 262 of the DGCL, ArthroCare stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

 Treatment of Company Stock Options, Stock Appreciation Rights, Restricted Stock Units and Performance Shares (page 67)

        At the effective time of the merger, outstanding options to purchase Company common stock, which we refer to as Company Options, stock appreciation rights relating to Company common stock, which we refer to as Company Stock Appreciation Rights, restricted stock units of Company common stock, which we refer to as Company RSUs, and performance shares of Company common stock, which we refer to as Company Performance Shares, will be treated as described below:

  •
  Each Company Option and each Company Stock Appreciation Right will become fully vested and exercisable immediately prior to the effective time of the merger. Each Company Option and Company Stock Appreciation Right that remains outstanding and unexercised as of immediately prior to the completion of the merger will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of shares of our common stock subject to each such Company Option or Company Stock Appreciation Right, as applicable, and (ii) the excess, if any, of $48.25 over the exercise price per share of each such Company Option or Company Stock Appreciation Right, as applicable, less any required withholding taxes. Any Company Option and Company Stock Appreciation Right with an exercise price per share that is equal to or greater than $48.25 will be cancelled as of immediately prior to the completion of the merger for no consideration.

  •
  Each Company RSU award that is outstanding immediately prior to the completion of the merger will be cancelled and converted into the right to receive $48.25 for each share of Company common stock underlying such Company RSU award, less any required withholding taxes.

  •
  The performance achievement for the performance period associated with the Company Performance Share awards will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger), and the vesting of such Company Performance Share awards will be accelerated based upon such performance achievement (but in no event will less than one-third of the target number of shares subject to each award of Company Performance Shares vest). Each Company Performance Share that becomes vested as a result of the merger will be cancelled and converted into the right to receive $48.25, less any required withholding taxes. Each Company Performance Share that does not become vested as a result of the merger will be cancelled in exchange for no consideration.

Treatment of Employee Stock Purchase Plan (page 104)

        The Company's Employee Stock Purchase Plan, as amended, which we refer to as the Company ESPP, will not accept any new participants (or allow any existing participants to increase their payroll deductions from those in effect on the date of the merger agreement) and the current offering period will end on the earlier of the scheduled purchase date for such offering period or the seventh business day prior to the effective time of the merger (with any participant payroll deductions not applied to the purchase of shares of Company common stock returned to the participant). The Company ESPP will terminate prior to the effective time of the merger. Each right to purchase shares of Company common stock granted under the Company ESPP, each of which we refer to as a Company ESPP Right, that is outstanding on the purchase date of the current offering period will be exercised on the purchase date determined in accordance with the previous sentence for the purchase of shares of Company common stock pursuant to the terms of the Company ESPP, and each share purchased thereunder will be canceled immediately prior to the effective time of the merger and converted into the right to receive the per share merger consideration of $48.25, less any required withholding taxes.

Treatment of Shares Held in the Company's Retirement Savings and Investment Plan (page 70)

        The Company's Retirement Savings and Investment Plan, which we refer to as the Company's 401(k) Plan, will be terminated immediately prior to the effective time of the merger. Each of our continuing employees will be permitted to make rollover contributions of eligible rollover distributions (excluding loans) in cash to an eligible defined contribution retirement plan at Smith & Nephew. Each share of common stock of the Company in an account under the Company's 401(k) Plan will be canceled immediately prior to the effective time of the merger and converted into the right to receive the per share merger consideration of $48.25.

Legal Proceedings Relating to the Merger (page 88)

        Shortly following the announcement of the merger, eight putative class action and/or derivative lawsuits were filed in the Court of Chancery of the State of Delaware (the "Court") by alleged stockholders of ArthroCare against various combinations of the Company, the individual directors of the Company, Smith & Nephew, Merger Sub, Parent HoldCo, One Equity Partners LLC, OEP, (together, with One Equity Partners LLC, the "OEP Entities"), J.P. Morgan Securities LLC ("J.P. Morgan Securities"), and JPMorgan Chase & Co. (together with its subsidiaries, "JPM"). By orders entered on February 25, March 14, and March 19, 2014, the Court consolidated these actions under the caption In re ArthroCare Corporation Stockholder Litigation, Consol. C.A. No. 9313-VCL (the "Consolidated Action"), and appointed co-lead plaintiffs and co-lead counsel.

        On March 18, 2014, co-lead plaintiffs filed a Verified Consolidated Class Action and Derivative Complaint (the "Complaint") in the Consolidated Action. The Complaint generally alleges, among other things, that the directors of the Company breached their fiduciary duties to the Company's stockholders and that Smith & Nephew, Merger Sub, Parent HoldCo, the OEP Entities, J.P. Morgan Securities, and JPMorgan Chase & Co. aided and abetted these fiduciary breaches. In support of these claims, the lawsuits generally allege, among other things, that the merger consideration undervalues the Company, that the sales process leading up to the merger was flawed and influenced by conflicts of interest, that JPM, J.P. Morgan Securities, and the OEP Entities directed the sale of the Company to Smith & Nephew in order to facilitate OEP's exit from its investment in the Company, assist OEP and JPM in the spinoff of OEP out of JPM, and obtain for JPM and its affiliates fees for roles as financial advisor to Smith & Nephew in the merger and in the transaction financing for the merger, and that the merger agreement contains deal-protection provisions that unduly favor Smith & Nephew and deter potential superior proposals.

        The Complaint also alleges that the merger violates 8 Del C. § 203 ("Section 203"). In support of this claim, the Complaint alleges that Smith & Nephew became an owner of 15% or more of the Company's voting securities and an interested stockholder in the Company (as those terms are defined in Section 203) by engaging J.P. Morgan Securities and a JPM subsidiary as its financial advisor and loan underwriter, respectively, in connection with the merger. In light of this allegation, the Complaint further alleges that because the merger is not subject to approval of holders of 66 2/3% of the Company's outstanding shares (other than those shares deemed to be owned by Smith & Nephew), the merger violates Section 203.

        The Complaint also alleges that the merger violates, and that the Company failed to enforce, certain standstill provisions of the August 14, 2009 Securities Purchase Agreement, which was entered into with the Company at the time that the OEP Entities invested in the Company, which we refer to in this proxy statement as the OEP SPA. The Complaint further alleges that the preliminary proxy statement filed by the Company on March 6, 2014 omits certain material information concerning, among other things, the process leading up to the merger, the financial interests of, and roles in the merger by, JPM and the OEP Entities, the inputs and analyses in Piper Jaffray's fairness opinion analysis, and the role of Goldman Sachs & Co.

        On March 21, 2014, the Court scheduled a hearing for April 28-29, 2014, at which it will hear planitiffs' motion to preliminarily enjoin the merger and hear, on an expedited basis, the parties' arguments on whether Section 203 applies to the merger.

        The lawsuits seek, among other things, declaratory judgment, to enjoin the merger, unspecified money damages, costs and attorneys' and experts' fees. We believe these lawsuits are meritless and intend to defend against them.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

        The following questions and answers briefly address some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder of ArthroCare. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. We encourage you to read this proxy statement, including the annexes, in its entirety because it explains the proposed merger, the documents related to the merger and other related matters. In this proxy statement, the terms "the Company," "we," "our," "ours," "us" and "ArthroCare" refer to ArthroCare Corporation. We refer to Smith & Nephew, Inc. as Smith & Nephew, Rosebud Acquisition Corporation as Merger Sub and Smith & Nephew plc as Parent HoldCo.

Q:
Why am I receiving this proxy statement and proxy card?

A:
You are receiving this proxy statement and proxy card because, as of March 14, 2014, the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, you owned shares of our common stock, $0.001 par value, which we refer to as our common stock. We have entered into an agreement and plan of merger with Smith & Nephew, Merger Sub and Parent HoldCo, which we refer to in this proxy statement as the merger agreement. Under the merger agreement, subject to the approval and adoption of the merger agreement by our stockholders and the satisfaction of other conditions to the completion of the merger, we will become a wholly-owned subsidiary of Smith & Nephew and our common stock will no longer be listed on NASDAQ. A copy of the merger agreement is attached to this proxy statement as Annex A.

  In order to complete the merger, stockholders representing the majority of our outstanding shares of common stock must vote to approve and adopt the merger agreement. We will hold a special meeting of our stockholders, which we refer to as the special meeting, to obtain this approval. Our Board of Directors is providing this proxy statement to give you information for use in determining how to vote on the proposals submitted to the stockholders at the special meeting. You should read this proxy statement and the annexes carefully and in their entirety. The enclosed proxy card and voting instructions allow you, as our stockholder, to have your shares voted at the special meeting without attending the special meeting. Your proxy is being solicited by the Board of Directors.

        Your vote is very important. We encourage you to submit your proxy as soon as possible.

Q:
As a holder of ArthroCare common stock, what will I be entitled to receive in the merger?

A:
Upon the completion of the merger, each share of our common stock outstanding immediately prior to the completion of the merger, other than shares held by the Company as treasury stock, by Smith & Nephew or Merger Sub, by subsidiaries of the Company or Smith & Nephew or by holders who properly demand appraisal rights under the DGCL, will be automatically converted into the right to receive $48.25 in cash, without interest and less any applicable withholding taxes, which we refer to in this proxy statement as the merger consideration. For example, if you own 100 shares of our common stock, you will be entitled to receive $4,825 in cash, without interest, less any applicable withholding taxes, in exchange for your shares. Any amounts withheld and paid to the appropriate governmental authority in accordance with applicable law will be treated for all purposes as having been paid to the holder of our common stock in respect of whose shares the withholding was made.

Q:
As a holder of Company Options, Company Stock Appreciation Rights, Company RSUs or Company Performance Shares, what will I receive upon the completion of the merger?

A:
As further detailed in the sections entitled "The Merger Agreement—Treatment of ArthroCare Equity-Based Awards" and "Interests of Our Directors and Executive Officers in the Merger—Merger Agreement—Effect of the Merger on Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares," at the effective time of the merger, each Company Option, Company Stock Appreciation Right, Company RSU and Company Performance Share that is outstanding immediately prior to the merger will be canceled and, in exchange, each holder of a cancelled Company Option, Company Stock Appreciation Right, Company RSU and Company Performance Share will be entitled to receive a cash amount, if any, equal to the product of (i) $48.25 less any applicable exercise price per share, and (ii) the number of shares of Company common stock covered by such Company Option, Company Stock Appreciation Right, Company RSU and, to the extent vested as a result of attained performance (but in no event will less than one-third of the target number of shares subject to each award of Company Performance Shares vest), Company Performance Share, less any required withholding taxes.

Q:
If I participate in the Company ESPP, how will my stock purchase rights be treated in the merger?

A:
The current offering period will be the final offering period under the Company ESPP. To the extent the current offering period has not expired and would otherwise remain open at the effective time of the merger, the current offering period will be shortened and will terminate on the seventh business day prior to the effective time of the merger and the Company will cause your outstanding Company ESPP Rights under the Company ESPP to be exercised as of such date (with any of your payroll deductions not applied to the purchase of shares of Company common stock returned to you). When the current offering period terminates, no new offering or purchase period will commence, the funds credited to you will be used to purchase shares of Company common stock, and each share will be cancelled immediately prior to the effective time of the merger and converted into the right to receive the per share merger consideration of $48.25, subject to applicable withholdings. The Company ESPP will terminate prior to the effective time of the merger.

Q:
If I hold shares of the Company's common stock in the Company's 401(k) Plan, how will my shares be treated in the merger?

A:
Pursuant to the terms of the merger agreement, the Company's 401(k) Plan will be terminated immediately prior to the effective time of the merger. If you hold shares of common stock of the Company in your account under the Company's 401(k) Plan, each such share will be canceled immediately prior to the effective time of the merger and converted into the right to receive the per share merger consideration of $48.25.

Q:
How does the merger consideration compare to the market price of ArthroCare's common stock?

A:
The merger consideration of $48.25 per share of our common stock represents a 6.3% premium to the closing price of our common stock on January 31, 2014, the last trading day prior to the announcement of the merger agreement, a 10.3% premium to the average closing price for the thirty trading days ended January 31, 2014, a 20.09% premium to the average closing price for the sixty trading days ended January 31, 2014, a 23.98% premium to the average closing price for the ninety trading days ended January 31, 2014 and a 31.00% premium to the average closing price for the 180 trading days ended January 31, 2014.

Q:
When and where is the special meeting?

A:
The special meeting of our stockholders will convene on Thursday, May 8, 2014, at 10 a.m. local time at 7000 W. William Cannon Drive, Building One, Austin, Texas 78735.

Q:
What matters will I be asked to vote on at the special meeting?

A:
You will be asked to vote on (i) a proposal to approve and adopt the merger agreement, as it may be amended from time to time, (ii) a proposal to approve the adjournment of the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders, and (iii) a non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

Q:
Who can vote or submit a proxy to vote and attend the special meeting?

A:
All holders of record of our common stock as of the close of business on March 14, 2014, the record date for the determination of stockholders entitled to notice of and to vote at special meeting, are entitled to receive notice of, and to attend and vote or submit a proxy to vote at the special meeting. If your shares are held of record in an account at a brokerage firm, bank or other nominee, such firm, bank or nominee is considered the holder of record of your shares and will forward the proxy notice and materials to you with a voting instruction form explaining how to vote your shares. If you want to attend the special meeting and your shares are held of record in an account at a brokerage firm, bank or other nominee, then you must bring to the special meeting a legal proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the special meeting.

Q:
How do I vote my shares of Company common stock held in the Company's 401(k) Plan?

A:
Under the terms of the Company's 401(k) Plan, participants who hold shares of Company common stock in their accounts have the right to direct the trustee of the Company's 401(k) Plan, Fidelity Management Trust Company, who we refer to in this proxy statement as Fidelity, to vote their shares at the special meeting. Fidelity will vote the shares of Company common stock held in the Company's 401(k) Plan as directed by those participants who hold shares. Any directions you provide to Fidelity concerning the voting of shares of Company common stock should be communicated in writing. Your directions will be held in confidence by Fidelity and will not be divulged to the Company, Smith & Nephew, or any officer or employee thereof, or any other person. Upon its receipt of the directions, Fidelity will vote the shares of Company common stock held in your account under the Company's 401(k) Plan as directed by you. Around the time of mailing of this notice of special meeting, you will receive materials with a voting instruction form. This form will explain how to vote the shares of Company common stock you hold under the Company's 401(k) Plan and must be returned to Fidelity. Generally, Fidelity will not vote shares of Company common stock if it has not received any direction from you, except as required by law. If you do not provide voting directions to Fidelity, the Company has the option to direct Fidelity to vote your shares of Company common stock in the same proportion on each issue for which it received voting instructions from participants.

Q:
How does the Board of Directors recommend that I vote?

A:
Our Board of Directors unanimously recommends approval and adoption of the merger agreement by the stockholders of the Company and our Board of Directors unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement, "FOR" the proposal to approve the adjournment of the special meeting, and "FOR" the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

Q:
Why is the Board of Directors recommending that I vote "FOR" the proposal to adopt the merger agreement?

A:
After careful consideration, our Board of Directors unanimously determined that the merger is fair to, and in the best interests of, us and our stockholders, approved, adopted and declared advisable the merger agreement and the merger and the other transactions contemplated thereby and unanimously recommended approval and adoption of the merger agreement by the stockholders of the Company. In reaching its decision to approve and adopt the merger agreement and the merger and to recommend the approval and adoption of the merger agreement by our stockholders and the approval of the other proposals, the Board of Directors consulted with our management, as well as our legal and financial advisors, and considered the terms of the proposed merger agreement and the transactions set forth in the merger agreement. Our Board of Directors also considered each of the items set forth under "The Merger—Recommendation of Our Board of Directors; Our Reasons for the Merger."

Q:
What vote of ArthroCare' stockholders is required to approve the proposal to approve and adopt the merger agreement?

A:
As a condition of the merger, approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. On the record date, there were      shares of our common stock entitled to vote at the special meeting. Under the terms of the Voting Agreements, OEP and the members of our Board of Directors, who owned approximately 17.6% of our outstanding common stock as of the record date, have agreed to vote their shares of common stock for the adoption of the merger agreement. See "Summary—Voting Agreements." Our obligations and those of Smith & Nephew to complete the merger are also subject to the satisfaction or waiver of several other conditions.

Q:
What vote of ArthroCare' stockholders is required to approve the proposal to adjourn the special meeting?

A:
Approval of this proposal requires the affirmative vote of a majority in voting power of the shares present in person or by proxy at the special meeting if a quorum is present, and requires the affirmative vote of a majority of the shares present in person or by proxy at the special meeting if a quorum is not present.

Q:
What vote of ArthroCare' stockholders is required to approve, on a non-binding advisory basis, the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger?

A:
Approval of this proposal requires the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at the special meeting (provided that a quorum is present).

Q:
Why am I being asked to cast a vote on a non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger?

A:
In accordance with the rules promulgated by the SEC, under Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast a vote on a non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger.

Q:
What is the "golden parachute compensation"?

A:
The "golden parachute compensation" is certain compensation that is based on or otherwise relates to the completion of the merger and that is paid or may become payable to each of our named executive officers. See "Proposal 3—Advisory Vote On Named Executive Officer Golden Parachute Compensation" for more information, including estimated amounts that may be paid or become payable to each of our named executive officers.

Q:
What will happen if stockholders do not approve the advisory vote on the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger at the special meeting?

A:
The advisory vote on the proposal for the golden parachute compensation for each of our named executive officers that is based on or otherwise relates to the merger is a vote separate and apart from the vote to approve the merger agreement. You may vote for this proposal and against adoption of the merger agreement, or vice versa. Because the vote on this proposal is advisory only, it will not be binding on us or Smith & Nephew. Accordingly, because we are contractually obligated to pay the golden parachute compensation, if ArthroCare's stockholders approve the merger agreement and the merger is completed, the golden parachute compensation will be payable, subject only to the conditions under the applicable contractual arrangements and any future amendments thereto, regardless of the outcome of the advisory vote.

Q:
Have any ArthroCare stockholders agreed to support the merger?

A:
Yes. Pursuant to the Voting Agreements (as defined below in the section entitled "Voting Agreements" beginning on page 111), OEP and all members of our Board of Directors have agreed to vote in favor of the adoption and approval of the merger agreement and approval of the merger and other transactions contemplated by the merger agreement, subject to the terms and conditions of the Voting Agreements, as described under "Voting Agreements" beginning on page 111.

  ArthroCare and OEP are parties to that certain Securities Purchase Agreement, dated as of August 14, 2009, which we refer to as the OEP SPA. Under the OEP SPA, OEP is subject to certain standstill provisions with respect to Company common stock. Our Board of Directors waived any restrictions (including standstill restrictions) that may be applicable to OEP and its affiliates under the OEP SPA in connection with the OEP Voting Agreement.

  As of January 31, 2014, stockholders who signed the Voting Agreements collectively owned approximately 17.6% of the outstanding shares of common stock of the Company on an as-converted basis.

Q:
How many votes am I entitled to cast for each share of common stock I own?

A:
For each share of our common stock that you owned on March 14, 2014, the record date for the special meeting, you are entitled to cast one vote on each matter to be voted upon at the special meeting.

Q:
How do I cast my vote?

A:
Before you vote, you should read this proxy statement in its entirety, including its annexes, and carefully consider how the proposed merger would affect you.

  If you were a holder of record on March 14, 2014, you may vote in person at the special meeting, by submitting a proxy for the special meeting by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage paid envelope, or by granting a proxy electronically via the Internet or by telephone by following the instructions on the enclosed proxy card. Internet and telephone proxy submissions are available 24 hours a day, and if you use one of these methods, you do not need to return a proxy card. You must have the enclosed proxy card available, and follow the instructions on such proxy card, in order to grant a proxy over the Internet or telephone.

  If as a stockholder of record you sign, date and mail your proxy and do not indicate how you want to vote, or if you indicate you wish to vote "FOR" the proposal to approve and adopt the merger agreement but do not indicate a choice on the other proposals, your proxy will be voted "FOR" each proposal. However, if you indicate that you wish to vote "AGAINST" the proposal to approve and adopt the merger agreement, your shares will only be voted "FOR" the other proposals if you indicate that you wish to vote "FOR" those proposals.

  If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting instructions provided by your broker, bank or nominee. If you do not provide your broker, bank or nominee with instructions on how to vote your shares, it will not be permitted to vote your shares. Also, please note that if your shares are held in "street name" and you wish to vote at the special meeting in person, you must bring to the special meeting a legal proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the special meeting.

Q:
What will happen if I abstain from voting or fail to vote on the proposals or instruct my broker to vote on the proposals?

A:
If you attend the special meeting or send in your signed proxy card, but abstain from voting on any proposal, your shares will still be counted for purposes of determining whether a quorum exists. If you indicate on your proxy that you abstain from voting on a proposal, it will have the same effect as a vote against the proposal to adopt the merger agreement, the proposal to adjourn the special meeting and the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates the merger.

  If you fail to cast your vote, in person, by proxy or electronically via the Internet or by telephone, or fail to give voting instructions to your broker, bank or nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement and it will have no effect on the proposal to adjourn the special meeting and the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates the merger.

Q:
What is a broker non-vote?

A:
Broker non-votes are shares held by brokers and other record holders that are present in person or by proxy at the special meeting, but with respect to which the broker or other record holder is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers and other record holders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of Company common stock held in "street name" does not give voting instructions to the broker or other holder of record, then those shares will not be present in person or by proxy at the special meeting. As a result, it is expected that there will not be any broker non-votes in connection with any of the three proposals described in this proxy statement.

Q:
When should I submit my proxy?

A:
You should submit your proxy as soon as possible so that your shares will be voted at the special meeting.

Q:
Can I change my vote after I have delivered my proxy?

A:
Yes. If you were a stockholder of record on March 14, 2014, you may revoke your proxy and change your vote at any time before your proxy is voted at the special meeting. You can do this in one of four ways:

•
delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked (written revocations may be sent to ArthroCare Corporation, Attn: General Counsel, 7000 West William Cannon Drive, Building One, Austin, Texas 78735);

•
signing and delivering a new paper proxy, relating to the same shares and bearing a later date than the original proxy;

•
submitting another proxy by telephone or over the Internet (your latest telephone or Internet proxy will govern); or

•
attending the annual meeting and voting in person, although attendance at the annual meeting will not, by itself, revoke a proxy.

  If you have instructed a broker, bank or other nominee to vote your shares, you must follow the directions received from your broker, bank or other nominee to change those instructions.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. In order to ensure that all of your shares are voted at the special meeting, please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:
Am I entitled to appraisal rights?

A:
Yes. As a holder of our common stock, you are entitled to exercise appraisal rights under Section 262 of the DGCL, a copy of which is attached to this proxy statement as Annex C, in connection with the merger, if you do not vote in favor of the proposal to adopt the merger agreement and otherwise meet certain conditions and satisfy fully certain procedures set forth in Section 262 of the DGCL and described in this proxy statement under the caption "The Merger—Appraisal Rights."

Q:
Is the merger expected to be taxable to me?

A:
Yes. The exchange of shares of our common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes.

  You should read "The Merger—Material U.S. Federal Income Tax Consequences" for a more complete discussion of the U.S. federal income tax consequences of the merger.

Q:
I have physical certificates evidencing my shares. Should I send in my share certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with written instructions for exchanging your share certificates for the merger consideration. These instructions will tell you how and where to send in your certificates for your merger consideration. You will receive your cash payment after the paying agent receives your stock certificates and any other documents requested in the instructions.

Q:
What should I do if I have lost my share certificates?

A:
Most of our stockholders hold their shares through book entry positions and have never possessed physical certificates representing their shares. However, if you had a physical certificate or certificates representing your shares and have lost one or more of your share certificates, please contact our transfer agent, American Stock Transfer and Trust at 1-800-937-5449, to obtain replacement certificates. You may be required to provide an undertaking or post a bond to secure against the risk that the share certificates may be subsequently recirculated.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible and expect to complete the merger in mid-2014. However, because there are certain conditions that must be met before completing the merger, we cannot be certain of the timing of the completion of the merger.

Q:
What happens if the merger is not completed?

A:
If our stockholders do not approve the proposal to adopt the merger agreement or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger, and the employee equity-based awards will remain outstanding and not be cancelled in exchange for any cash payment. Instead, we would remain an independent public company and shares of our common stock would continue to be listed and traded on NASDAQ. Under specified circumstances, we may be required to pay Smith & Nephew a termination fee of $54.9 million as described in "The Merger Agreement—Termination Fee Payable by ArthroCare."

Q:
What happens if I sell my shares of ArthroCare common stock before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you transfer your shares of our common stock after the record date, but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the $48.25 per share in cash, without interest, less any applicable withholding taxes, to be received by our stockholders in the merger. The merger consideration is payable only to those stockholders who hold their shares as of immediately prior to the closing of the merger.

Q:
Who can help answer my questions?

A:
If you have any questions about the merger or how to submit your proxy, please contact our proxy solicitor, Georgeson, using the information below. If you would like additional copies, without charge, of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

        Toll Free: (800) 279-6913

        Email to: ArthroCare@georgeson.com

        Address: Georgeson Inc.
               480 Washington Boulevard
               Jersey City, NJ 07310

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "believes," "plans," "anticipates," "projects," "estimates," "expects," "intends," "strategy," "future," "opportunity," "may," "will," "should," "could," "potential," or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and ArthroCare undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) ArthroCare may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger may not be satisfied and required regulatory approvals may not be obtained; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business of ArthroCare may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) ArthroCare may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. If the merger is consummated, ArthroCare stockholders will cease to have any equity interest in ArthroCare and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of ArthroCare are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2013, which is available on the SEC's website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

 THE COMPANIES

  ArthroCare Corporation
  7000 West William Cannon
  Building 1
  Austin, TX 78735
  (512) 391-3900

        ArthroCare, a Delaware corporation, is a leading global provider of minimally invasive surgical products. We are a medical device company that develops, manufactures and markets surgical products, many of which are based on our minimally invasive patented Coblation® technology. The Company seeks to improve existing soft-tissue surgical procedures and enable new minimally invasive procedures. ArthroCare's innovative technologies have improved the lives of many diverse individuals.

        For additional information about ArthroCare and our business, see "Where You Can Find More Information" on page 124.

  Smith & Nephew, Inc.
  150 Minuteman Road
  Andover, MA 01810
  (978) 749-1000

        Smith & Nephew, a Delaware corporation, is a medical technology business that offers equipment for orthopedic reconstruction, advanced wound management, sports medicine and trauma & extremities. Smith & Nephew operates as a subsidiary of Smith & Nephew plc.

  Smith & Nephew plc
  15 Adam Street
  London
  WC2N 6LA
  United Kingdom
  +44 (0)20 7401 7646

        Smith & Nephew plc, or Parent HoldCo, an English public limited company, is a global medical technology business that operates in the orthopedic reconstruction, advanced wound management, sports medicine and trauma & extremities markets. Parent HoldCo is the parent holding company of Smith & Nephew.

  Rosebud Acquisition Corporation
  1450 East Brooks Road
  Memphis, TN 38116
  (901) 396 2121

        Rosebud Acquisition Corporation, or Merger Sub, a Delaware corporation and wholly-owned subsidiary of Smith & Nephew, was formed on or around February 19, 2010 to facilitate possible unrelated transactions. Merger Sub has not conducted any business operations other than those incident to its formation and the transactions contemplated by the merger agreement. If the merger is completed, Merger Sub will cease to exist following its merger with and into ArthroCare.

 ARTHROCARE CORPORATION SPECIAL MEETING

General; Date, Time and Place of Special Meeting

        Your proxy is solicited on behalf of the board of directors of ArthroCare Corporation, a Delaware corporation, which we refer to as "ArthroCare," "the Company," "we," "us" or "our," for use at our special meeting of stockholders to be held on Thursday, May 8, 2014 at 10 a.m. local time, at 7000 W. William Cannon Drive, Building One, Austin, Texas 78735, or at any postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying notice of special meeting and any business properly brought before the special meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the special meeting.

Purpose of the Special Meeting

        The specific proposals to be considered and acted upon at the special meeting are summarized in the accompanying notice of special meeting of stockholders and on page 2 of this Proxy Statement. In addition, each proposal is described in more detail in the sections entitled "Proposal No. 1," "Proposal No. 2" and "Proposal No. 3" to this Proxy Statement.

Recommendation of Our Board of Directors

        Our Board of Directors has unanimously determined that the merger agreement and the transactions contemplated thereby are fair to, and in the best interests of, ArthroCare and its stockholders and approved, adopted and declared advisable the merger agreement and the merger and the other transactions contemplated thereby.

        Our Board of Directors unanimously recommends approval and adoption of the merger agreement by the stockholders of the Company and our Board of Directors unanimously recommends that our stockholders vote "FOR" the proposal to adjourn the special meeting, and "FOR" the non-binding advisory proposal to approve the golden parachute compensation payable to our named executive officers in connection with the merger.

        Stockholders of record at the close of business on March 14, 2014, which we refer to as the record date, are entitled to receive notice of and to vote at the special meeting. The Company has one series of common shares outstanding, designated common stock. The common stock has a par value of $0.001 per share. As of the record date, there were 38,384,667 shares of the Company's common stock issued and 34,465,776 shares outstanding of the Company's common stock held by 154 stockholders of record. As of March 14, 2014, no preferred stock was outstanding.

Quorum

        The required quorum for the transaction of business at the special meeting is a majority in voting power of the shares of common stock issued and outstanding on the Record Date and entitled to vote at the special meeting, present in person or represented by proxy. All votes, including abstentions, that are present in person at the special meeting or by proxy and that are entitled to vote at the special meeting will be treated as "present" for the purpose of establishing a quorum.

Vote Required

        Each stockholder is entitled to one vote for each share of Company common stock held as of the record date.

        You may vote "FOR" or "AGAINST," or you may "ABSTAIN" from voting on each proposal.

        Broker non-votes are shares held by brokers and other record holders that are present in person or represented by proxy at the special meeting, but with respect to which the broker or other record holder is not instructed by the beneficial owner of such shares how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers and other record holders do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement, if a beneficial owner of shares of Company common stock held in "street name" does not give voting instructions to the broker or other holder of record, then those shares will not be present in person or represented by proxy at the special meeting. As a result, it is expected that there will not be any broker non-votes in connection with any of the three proposals described in this proxy statement. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted and the effect will be the same as a vote "AGAINST" the proposal to approve and adopt the merger agreement. However, a failure to instruct your broker, bank or other nominee to vote on the proposal to adjourn the special meeting if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders or, assuming a quorum is present, the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers will have no effect on the outcome of such proposals.

        The proposal to adopt the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. In connection with certain shareholder litigation challenging the merger, the plaintiffs have alleged, among other things, that pursuant to 8 Del. C. §203, the merger requires the approval of 66 2/3% of the Company's outstanding shares of common stock other than those deemed to be owned by Smith & Nephew. We believe this claim is meritless and intend to defend against it. See "The Merger—Legal Proceedings Relating to the Merger" for a more detailed summary of these allegations. Because the vote on the proposal to adopt the merger agreement is based on the total number of shares outstanding, rather than the number of actual votes present or cast, abstentions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement (Proposal No. 1). On the record date, there were 34,465,776 shares of our common stock entitled to vote at the special meeting. Under the terms of the Voting Agreements, OEP and the members of our Board of Directors, who together owned approximately 17.6% of our outstanding common stock as of the record date, have agreed to vote their shares of common stock for the adoption of the merger agreement. See "Summary—Voting Agreements."

        Approval of the proposal to adjourn the special meeting, if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders (Proposal No. 2) requires the affirmative vote of a majority in voting power of the shares present in person or by proxy at the special meeting if a quorum is present, and requires the affirmative vote of a majority of the shares present in person or by proxy at the special meeting if a quorum is not present. Abstentions will have the same effect as a vote against the proposal.

        The non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers that is based on or otherwise relates the merger (Proposal No. 3) will be approved if a majority in voting power of shares of common stock represented in person or by proxy at the special meeting vote in favor of the proposal, provided a quorum is present. Abstentions will have the same effect as a vote against the proposal.

        A list of our stockholders will be available for review for any purpose germane to the special meeting at 7000 West William Cannon Drive, Building One, Austin, Texas 78735 during regular business hours for a period of ten days before the special meeting and will also be available at the special meeting.

 Shares Owned by Our Directors and Executive Officers

        As of March 14, 2014, the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, our directors and executive officers beneficially owned an aggregate of 7,117,034 shares of common stock, or approximately 20.0% of our total common stock outstanding on that date. On the record date, there were 34,465,776 shares of our common stock entitled to vote at the special meeting. Under the terms of the Voting Agreements, OEP and the members of our Board of Directors, who together owned approximately 17.6% of our outstanding common stock as of the record date, have agreed to vote their shares of common stock for the adoption of the merger agreement.

Voting; Proxies

        To ensure that your shares are represented at the special meeting, the Company recommends that you provide voting instructions promptly by proxy, even if you plan to attend the special meeting in person. If you fail to return your proxy, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting (unless you are a record holder as of the record date and attend the annual meeting in person) and will have the same effect as a vote "AGAINST" Proposal No. 1 and will have no effect on Proposals No. 2 and 3.

        If you are a stockholder of record as of the Record Date, you may provide voting instructions by proxy by completing, signing, dating and returning the enclosed proxy card. You may alternatively follow the instructions on the enclosed proxy card for Internet or telephone proxy submissions. Proxy cards submitted by mail must be received before May 7, 2014 to be voted at the special meeting. If you submit your proxy through the Internet or by telephone, it must be received by 11:59 p.m., Eastern time, May 7, 2014.

        If you sign, date and return your proxy without indicating how you wish to vote, or if you indicate you wish to vote "FOR" the proposal to approve and adopt the merger agreement but do not indicate a choice on the other proposals, your proxy will be voted "FOR" each of the proposals being presented at the special meeting. However, if you indicate that you wish to vote "AGAINST" the proposal to approve and adopt the merger agreement, your shares will only be voted "FOR" the other proposals if you indicate that you wish to vote "FOR" those proposals.

        If you fail to return your proxy, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting (unless you are a record holder as of the Record Date and attend the special meeting in person) and will have the same effect as a vote "AGAINST" Proposal No. 1 and will have no effect on Proposals No. 2 and 3.

        If your shares are held by a bank, broker or other nominee on your behalf in "street name," your bank, broker or other nominee will send you instructions as to how to provide voting instructions for your shares by proxy. Many banks and brokerage firms have a process for their customers to provide voting instructions by telephone or via the Internet, in addition to providing voting instructions by proxy card. If shares are held through a broker, the broker will not have the authority to exercise discretion to vote shares with respect to any of the proposals, as specified under NASDAQ and SEC rules. If you do not instruct your broker, bank or other nominee to vote your shares, your shares will not be voted and the effect will be the same as a vote "AGAINST" the proposal to approve and adopt the merger agreement. However, a failure to instruct your broker, bank or other nominee to vote on the proposal to adjourn the special meeting if advisable or necessary, including to solicit additional proxies in order to obtain approval and adoption of the merger agreement by our stockholders or, assuming a quorum is present, the non-binding advisory proposal to approve the golden parachute compensation for each of our named executive officers will have no effect on the outcome of such proposals.

        Abstentions will be counted as present for purposes of determining the presence of a quorum for the transaction of business. Abstentions will have the effect of a vote "AGAINST" Proposals No. 1, No. 2 and No. 3.

 Adjournments

        Although it is not currently expected, the special meeting may be adjourned for the purpose of, among other things, soliciting additional votes.

  •
  Our bylaws expressly provide that if a quorum is not present at the special meeting, then the meeting may be adjourned by stockholders from time to time by the holders of a majority of the shares present in person or by proxy at the special meeting. In addition, if a quorum is present, the special meeting may be adjourned by stockholders by the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy at the special meeting. Any signed proxies received by us for which no voting instructions are provided on such matter will be voted in favor of an adjournment. However, if you indicate that you wish to vote "AGAINST" the proposal to approve and adopt the merger agreement, your shares will only be voted "FOR" the adjournment proposal if you indicate that you wish to vote "FOR" such proposal.

  •
  Under the merger agreement, we may not, without Smith & Nephew's permission, adjourn or postpone the special meeting, except under certain circumstances. In particular, we may adjourn the special meeting without Smith & Nephew's consent for up to three periods (none of which may exceed 10 business days), if advisable or necessary, including to solicit additional votes in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting.

Revocation of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the stockholder of record on March 14, 2014 before the proxy is voted at the special meeting in any one of four ways:

  •
  delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

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  signing and delivering a new duly executed paper proxy, relating to the same shares and bearing a later date than the original proxy;

  •
  submitting another proxy by telephone or over the Internet (the person's latest telephone or Internet proxy will govern); or

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  attending the special meeting and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy.

        If the stockholder of record on March 14, 2014 has instructed a broker, bank or other nominee to vote its shares, it must follow the directions received from its broker, bank or other nominee to change those instructions.

Solicitation of Proxies

        The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. We have engaged Georgeson, a proxy solicitation firm, to assist in the solicitation of proxies and provide related advice and informational support for a services fee, and we will pay Georgeson approximately $9,500 plus reimbursement of out-of-pocket expenses. Proxies may also be solicited by Georgeson or, without additional compensation, certain of the Company's directors, officers and regular employees, personally or by telephone, facsimile, email telegram or via the Internet.

 Appraisal Rights

        As more fully described below in the section entitled "The Merger—Appraisal Rights," under applicable Delaware law, stockholders who do not wish to accept the consideration payable for their shares of common stock pursuant to the merger may seek judicial appraisal of the "fair value" of their shares by the Delaware Court of Chancery. The "fair value" of your shares of Company common stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the value of the merger consideration per share that you are otherwise entitled to receive under the terms of the merger agreement.

        Generally, in order to properly demand appraisal, a stockholder must:

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  deliver to us a written demand for appraisal, in compliance with Section 262 of the DGCL, before the vote on the proposal to adopt the merger agreement at the special meeting;

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  not vote in favor of the proposal to adopt the merger agreement;

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  hold of record shares of our common stock on the date the written demand for appraisal is made and continue to hold the shares of record through the effective date of the merger; and

  •
  strictly follow the statutory procedures for perfecting appraisal rights under Section 262 of the DGCL, which are described in the section entitled "The Merger—Appraisal Rights," and included as Annex C to this proxy statement.

        Merely voting against, or failing to vote in favor of, the proposal to adopt the merger agreement will not preserve your right to appraisal under the DGCL. Also, because a submitted proxy not marked "AGAINST" or "ABSTAIN" will be voted "FOR" the proposal to adopt the merger agreement, the submission of a proxy not marked "AGAINST" or "ABSTAIN" will result in the waiver of appraisal rights. If you hold shares in the name of a broker, bank or other nominee, you must instruct your nominee to take the steps necessary to enable you to demand appraisal for your shares.

        Annex C to this proxy statement contains the full text of Section 262 of the DGCL, which relates to your right of appraisal. We encourage you to read these provisions carefully and in their entirety. If you or your nominee fails to follow all of the steps required by Section 262 of the DGCL, you will lose your right of appraisal.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact our proxy solicitor at:

  Toll Free: (800) 279-6913
  Email to: ArthroCare@Georgeson.com
  Address: Georgeson Inc.
                 480 Washington Boulevard
                 26th Floor
                 Jersey City, NJ 07310

PROPOSAL 1—ADOPTION OF THE MERGER AGREEMENT

THE MERGER

        This discussion of the merger does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Background of the Merger

        Our Board of Directors and management, in their ongoing effort to maximize stockholder value, have periodically reviewed and assessed our business strategy, the various trends and conditions affecting our industry and our businesses generally and a variety of strategic alternatives, including a potential sale of the Company.

        From 2012 through mid-2013, members of our Board of Directors and members of our senior management team discussed potential strategic alternatives that might be available to the Company. These discussions initially centered on the Company's state of readiness to appropriately respond in the event of an unsolicited offer to acquire the Company. Latham & Watkins LLP, our legal advisors (which we refer to as Latham & Watkins) also participated in these discussions. As part of this readiness assessment, senior management met representatives of a number of investment banks, including representatives of Piper Jaffray and J.P. Morgan Securities. On June 6, 2012, the members of our Board of Directors who serve on our Transaction Committee (as defined below) met separately with Piper Jaffray and J.P. Morgan Securities to hear their recommendations for positioning the Company to respond effectively in the event of an unsolicited offer to acquire the Company and the services that the investment banker could provide in such an event and to discuss potential strategic alternatives that might be available to the Company. Latham & Watkins also participated in the June 6, 2012 meetings. Following these meetings, the members of our Board of Directors who were present at the meetings indicated that either investment banking firm appeared suitable to support the Company should their service be required and delegated the responsibility for selecting a firm to senior management.

        The Transaction Committee of our Board of Directors, which we refer to as our Transaction Committee, is a standing committee of the Board of Directors that was formed to review strategic alternatives that might become available to the Company and to meet periodically to consider those matters. The Transaction Committee is comprised of Gregory A. Belinfanti, Terrence E. Geremski and Peter L. Wilson, with James G. Foster as an alternate. Mr. Belinfanti was appointed to our Board of Directors as one of two designees of OEP, one of our stockholders, when OEP made an investment in the Company in September 2009. Christian P. Ahrens is the other designee of OEP appointed to our Board of Directors in connection with OEP's September 2009 investment in the Company. OEP was and is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a fact that the Company and our Board of Directors were aware of at the time of OEP's investment.

        In connection with the potential retention of J.P. Morgan Securities (which, like OEP, is an indirect wholly owned subsidiary of JPMorgan Chase & Co.) as a financial advisor to the Company in mid-2012, the Company requested, in light of the relationship between OEP and JPMorgan Chase & Co., that representatives of Latham & Watkins review the relationships among OEP, JPMorgan Chase & Co. and J.P. Morgan Securities. In connection with this review, Mr. Belinfanti and Mr. Ahrens informed the representatives of Latham & Watkins that OEP does not receive any financial or other benefit from any engagement of J.P. Morgan Securities and that the informational barriers between OEP and other affiliates of JPMorgan Chase & Co., including J.P. Morgan Securities, restrict access to, and the ability to share, information between or among OEP and other affiliates of JPMorgan Chase & Co. The representatives of Latham & Watkins discussed their review of the relationships among J.P. Morgan

Securities, OEP and JPMorgan Chase & Co. with members of our senior management and of our Board of Directors.

        In early 2013, our management, members of the Transaction Committee and our Board of Directors discussed a wide-range of potential strategic alternatives that might be available to the Company with representatives of Piper Jaffray. These alternatives included possible acquisition targets as well as an assessment of companies that might be interested in acquiring the Company and the precedent for companies being acquired during ongoing Department of Justice investigations or after entering into deferred prosecution agreements. Following that discussion, at the direction of the Company, Piper Jaffray contacted three medical device manufacturing companies, which did not include Smith & Nephew, in order to gauge their potential interest in an acquisition of our Company at that time. These three companies were identified based on their business and operations within the medical device manufacturing industry and their prior experience in making large acquisitions. Our Board of Directors had not reached any decision at that time as to whether it was in the best interests of the Company's stockholders to sell the Company or whether to pursue any particular strategic alternative with respect to the Company.

        From early February through April 2013, Piper Jaffray had preliminary discussions with these three companies regarding a potential acquisition of the Company. In March 2013, one of the three medical device manufacturing companies entered into a confidentiality agreement with the Company, which agreement included a standstill provision that terminated upon the announcement of a merger, and that company also met with our senior management to discuss the Company and our business. Two of the three medical device manufacturing companies, including the company that had entered into a confidentiality agreement and met with our senior management, indicated that they were not interested in engaging in discussions regarding a potential acquisition of the Company at that time. The third medical device manufacturing company indicated that it was interested in potentially acquiring only the Company's ENT business, emphasized that it had no interest in the Company's sports medicine business and noted that its position regarding a lack of interest in the sports medicine business was not likely to change. Following discussions among our senior management team and members of our Board of Directors, the Company determined not to pursue negotiations with the third medical device manufacturing company because we believed that the Company's value as a stand-alone entity exceeded the net value after tax that could be achieved from splitting the Company into two separate businesses and selling the ENT business and because we believed that a separation of the Company's ENT business from its sports medicine business was not a viable alternative from an ongoing stand-alone operational perspective.

        In early 2013, during the same time period that our Board of Directors and members of our management were having discussions with representatives of Piper Jaffray regarding potential strategic alternatives that might be available to the Company and the potential engagement of Piper Jaffray to provide financial advisory services to the Company, our Board of Directors and management also discussed with representatives of J.P. Morgan Securities potential strategic alternatives that might be available to the Company and again discussed a potential retention of J.P. Morgan Securities to provide financial advisory services to the Company. In mid-2013, J.P. Morgan Securities informed the Company that from time to time between early and mid-2013, as part of its ordinary course business development activities, it had meetings and discussions with two medical device manufacturing companies, that certain of those meetings and discussions were with Smith & Nephew, and that those meetings and discussions concerned those companies' potential interest in transactions with various potential acquisition candidates, including the Company. As part of those meetings and discussions with Smith & Nephew, in July 2013, J.P. Morgan Securities discussed with Smith & Nephew the possibility of a transaction with the Company. In mid-2013, J.P. Morgan Securities informed the Company that neither Smith & Nephew nor the other medical device manufacturing company with which J.P. Morgan Securities had discussions had expressed an affirmative interest in a potential transaction with the

Company at the time of the applicable discussions. Our senior management, in consultation with the members of the Transaction Committee, ultimately determined not to engage J.P. Morgan Securities as a financial advisor to the Company and so informed J.P. Morgan Securities in October 2013.

        In October 2013, Michael Frazzette, Smith & Nephew's President of Advanced Surgical Devices, requested a meeting with the Company's senior management. On November 5, 2013, Mr. Frazzette and Cyrille Petit, Smith & Nephew's Chief Corporate Development Officer, met with David Fitzgerald, our President and Chief Executive Officer, and Todd Newton, our Executive Vice President, Chief Financial Officer and Chief Operating Officer, in Austin, Texas. During the meeting, Mr. Frazzette and Mr. Petit expressed Smith & Nephew's interest in engaging in discussions concerning a potential acquisition of the Company. The representatives of Smith & Nephew indicated that Smith & Nephew was interested in exploring a potential acquisition of the Company at this time because, among other things, Smith & Nephew recently had completed the process of integrating certain of Smith & Nephew's recent acquisitions and was ready to explore potential new acquisitions, Smith & Nephew believed that its orthopedics business line had matured in such a way that a complementary acquisition would be attractive, and the Company had recently announced that it was engaged in discussions with the Department of Justice to resolve the investigation into allegations of securities and related fraud committed under a previous management team. Smith & Nephew did not make an offer to acquire the Company or indicate a potential purchase price at that time. None of J.P. Morgan Securities, J.P. Morgan Limited, which we refer to as JP Morgan, an affiliate of JPMorgan Chase & Co., or their affiliates participated in the outreach by Smith & Nephew to the Company in October 2013. JP Morgan subsequently was appointed as a financial advisor to Smith & Nephew. Both JP Morgan, which is registered in the United Kingdom, and J.P. Morgan Securities, which is a United States entity, are affiliates of JPMorgan Chase & Co. that provide financial advisory services.

        Shortly after the meeting, representatives of the Company and Latham & Watkins and representatives of Smith & Nephew and Davis Polk & Wardwell LLP, Smith & Nephew's legal advisor, which we refer to as Davis Polk, began negotiating the terms of a potential confidentiality agreement pursuant to which the Company would provide Smith & Nephew with confidential Company information to facilitate Smith & Nephew's evaluation of the Company.

        In addition, on November 5, 2013, our senior management met with representatives of Piper Jaffray to discuss potential responses to Smith & Nephew's inquiry as well as possible timing and process for engaging with additional third parties that might have the financial capability and strategic interest to pursue a potential transaction with the Company.

        On November 8, 2013, our Transaction Committee held a special telephonic meeting. Representatives of Latham & Watkins attended the meeting. Our Transaction Committee received an update regarding the meeting between Mr. Fitzgerald, Mr. Newton and representatives of Smith & Nephew, including a discussion of the status of a confidentiality agreement being negotiated by the parties and plans for Smith & Nephew to commence due diligence efforts.

        On November 12, 2013, Smith & Nephew signed a confidentiality agreement with the Company, which included a standstill provision that terminated upon the announcement of a merger. Following execution of the confidentiality agreement, our management and legal and financial advisors began to participate in preliminary meetings and discussions with Smith & Nephew and its legal and financial advisors relating to business and legal due diligence. JP Morgan and Centerview Partners LLC, which we refer to as Centerview, financial advisors for Smith & Nephew in connection with a potential acquisition of the Company, as well as Davis Polk, assisted Smith & Nephew in this due diligence. Piper Jaffray, Latham & Watkins and Fulbright & Jaworski LLP, which we refer to as Fulbright, outside litigation counsel to the Company, also participated in the due diligence process on behalf of the Company.

        Starting on November 18, 2013, following discussions among our senior management team and members of our Transaction Committee, at the direction of the Company and in anticipation of potentially receiving an offer to acquire the Company from Smith & Nephew, Piper Jaffray began to contact certain medical device manufacturing companies regarding a potential acquisition of the Company, in addition to Smith & Nephew, in order to attempt to determine whether those medical device manufacturing companies might also be interested in an acquisition of the Company. The parties contacted were selected based on an assessment conducted by Piper Jaffray and reviewed with management, which considered, among other things, the perceived strategic fit of their respective businesses with the Company's businesses, the likelihood that they might be interested in a potential acquisition of the Company based upon their position in the market place, historical contacts with the Company and historical acquisition activity, including their prior experience making large acquisitions, and their perceived ability to complete an acquisition of the Company in a timely manner.

        From November 18, 2013 through early-December 2013, Piper Jaffray contacted a total of five medical device manufacturing companies, in addition to Smith & Nephew, including two of the three potential acquirors contacted by Piper Jaffray at the request of the Company in early 2013. Piper Jaffray did not re-contact the third medical device manufacturing company that had identified potential interest only in the Company's ENT business in early 2013 because our Transaction Committee, based on the input of its advisors, continued to believe that the highest value for the Company would be realized through the sale of the combined businesses and thus it was in the best interest of the Company's stockholders to evaluate the potential sale of the combined business. At this time, our Board of Directors had not reached any decision on whether it was in the best interests of the Company's stockholders to sell the Company. The Company ultimately entered into confidentiality agreements with three medical device manufacturing companies (in addition to the confidentiality agreement with Smith & Nephew) including one of the potential acquirors who had also been contacted in early 2013 and entered into its confidentiality agreement with the Company in March 2013. Each of the confidentiality agreements included a standstill provision that terminated upon the announcement of the merger.

        Our senior management, together with representatives of Piper Jaffray, held meetings with each of the four potential acquirors who executed confidentiality agreements regarding a potential acquisition of the Company and the Company's business (including Smith & Nephew) and, at those meetings, the Company described the material terms of the pending deferred prosecution agreement that the Company expected to enter into with the U.S. Department of Justice. At various times following these meetings, each of the three potential acquirors who met with management, other than Smith & Nephew, indicated that they were not interested in pursuing an acquisition of the Company at that time, either without giving a reason for their decision, because they were not interested in an acquisition of the entire Company but might be interested in an acquisition of only its ENT business or because they were not prepared to explore a potential acquisition with the Company or make an offer to acquire the Company at that time.

        On November 19, 2013, at a meeting held in Austin, Texas with members of Smith & Nephew senior management, members of our senior management provided an overview of the Company and our businesses. Following the meeting, Mr. Fitzgerald and Mr. Newton met with Mr. Petit and Jeff Thomas, Smith & Nephew's Vice President, Corporate Development for Advanced Surgical Devices, and Mr. Petit emphasized that Smith & Nephew would not be interested in a multiple-bidder process to acquire the Company and would like to enter into an exclusivity agreement with the Company with the intent to expeditiously conduct its required due diligence and negotiate satisfactory terms to acquire the Company.

        On November 25, 2013, our Board of Directors held a special telephonic meeting, which representatives of Latham & Watkins and representatives of Fulbright attended. At that meeting, our Board of Directors considered and approved the terms of a proposed deferred prosecution agreement with the Department of Justice relating to reported allegations of securities and related fraud committed under a previous management team. Immediately following the meeting of our Board of Directors, our Transaction Committee held a special telephonic meeting, which representatives of Latham & Watkins also attended. Our Transaction Committee reviewed the Company's discussions with third parties to date with our management, including the ongoing outreach to third parties that might be interested in a potential strategic transaction with the Company. At the November 25, 2013 meeting, our Transaction Committee selected Piper Jaffray to act as financial advisor to our Board of Directors and to facilitate continuation of the strategic transaction process based on its knowledge and experience in the medical device industry and familiarity with the Company and our business, and authorized management to finalize an engagement letter with Piper Jaffray subject to the Transaction Committee's approval of any revised terms by e-mail.

        On November 26, 2013, we entered into an engagement letter with Piper Jaffray to engage them as our financial advisor in connection with a potential sale of the Company.

        On December 10, 2013, Mr. Petit called Mr. Fitzgerald and indicated that Smith & Nephew's board of directors had authorized Mr. Petit to present to the Company a preliminary non-binding acquisition proposal at a price of $43.00 per share of our common stock in cash, contingent on completion of due diligence. Mr. Petit reiterated during the call that Smith & Nephew would be unwilling to participate in any auction process, and stated that Smith & Nephew would require a 60-day exclusivity period as a condition to its continued exploration of a potential transaction with the Company. In addition, Mr. Petit outlined certain other contemplated elements of Smith & Nephew's non-binding proposal, including Smith & Nephew's preliminary views with respect to transaction structure, timing of a transaction, receipt of voting agreements and the parties to those voting agreements, the termination fee to be paid by the Company in certain circumstances (although no specific proposal was discussed), and Smith & Nephew's obligations with respect to obtaining any required regulatory approvals in connection with the transaction. Smith & Nephew's $43.00 per share non-binding proposal reflected an approximately 11.54% premium to the $38.55 per share closing price of our common stock on December 10, 2013.

        On December 13, 2013, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our Transaction Committee discussed Smith & Nephew's preliminary non-binding oral proposal to acquire the Company at a price of $43.00 per share of our common stock in cash. In reviewing Smith & Nephew's proposal, our Transaction Committee considered, among other things, a preliminary valuation analysis of the Company discussed with Piper Jaffray, the timing and risks associated with our business plan, the optimal timing for a sale of the Company and Smith & Nephew's statement that it would require a 60-day exclusivity period as a condition to its continued exploration of a potential transaction with the Company. Our Transaction Committee authorized Mr. Fitzgerald to inform Mr. Petit, and representatives of Piper Jaffray to inform JP Morgan and Centerview that the proposed purchase price of $43.00 per share for our common stock in the initial proposal was financially inadequate, and that our Transaction Committee would seek a price proposal of at least $50.00 per share.

        In addition, at the December 13, 2013 meeting, our Transaction Committee determined that it was not in the best interests of the Company's stockholders to enter into exclusive negotiations with Smith & Nephew at the $43.00 per share price proposed by Smith & Nephew. Representatives of Piper Jaffray, the members of our Transaction Committee and the members of management present discussed the potential acquirors that had been contacted to date regarding interest in a potential strategic transaction with the Company, including three medical device manufacturers that entered into confidentiality agreements with the Company other than Smith & Nephew and that had held or agreed to have meetings with the Company prior to December 13, 2013, as well as certain additional potential companies that might be subject to future outreach. Following the discussion, our Transaction Committee instructed Piper Jaffray to contact two additional medical device manufacturers which had prior experience in making large acquisitions and which had not previously been contacted by Piper Jaffray regarding a potential acquisition of the Company. Our Transaction Committee and representatives of Piper Jaffray discussed the possibility of soliciting interest in a potential transaction from private equity firms and other financial investors, but, based in part on an ability-to-pay analysis performed by Piper Jaffray, our Transaction Committee determined that financial buyers would be unlikely to be able to match the price being offered by Smith & Nephew or other potential strategic acquirors due to the synergies that those strategic acquirors would expect to be able to realize through an acquisition. Our Transaction Committee also considered the risks to the Company should information concerning its potential exploration of strategic alternatives leak to the public, which risks included damaging the Company's relationships with its customers, suppliers, and employees.

        On December 16 and December 17, 2013, Piper Jaffray spoke with representatives of the two additional medical device manufacturing companies that had not previously been contacted about the Company concerning their interest in a potential acquisition of the Company. On December 19 and December 20, 2013, each of the two potential acquirors indicated that they were not interested in pursuing an acquisition of the Company at that time, and the Company did not enter into a confidentiality agreement or conduct management meetings with either potential acquiror.

        Ultimately, on or prior to December 20, 2013, all seven potential acquirors that Piper Jaffray contacted in the fall of 2013 (other than Smith & Nephew) declined to continue with discussions or submit a proposal regarding an acquisition of the entire Company. On December 16, 2013, representatives of Piper Jaffray called representatives of JP Morgan and Centerview to discuss Smith & Nephew's proposal in accordance with the instructions given by our Transaction Committee at its meeting on December 13, 2013. During that call, representatives of Piper Jaffray informed the representatives of JP Morgan and Centerview that our Transaction Committee believed the price proposed in Smith & Nephew's December 10, 2013 proposal was financially inadequate.

        On December 18, 2013, we received a written non-binding acquisition proposal from Smith & Nephew, pursuant to which Smith & Nephew proposed to acquire all the outstanding shares of our common stock at a price of $45.50 per share in cash. The offer was subject to the satisfactory completion of due diligence, negotiation of a definitive merger agreement, a termination fee equal to 4.5% of the equity value implied by the offer price and other conditions. The letter indicated that Smith & Nephew had engaged JP Morgan, Centerview and Davis Polk as its advisors. The letter indicated that Smith & Nephew intended to finance the transaction through third party financing, but that its offer would not be subject to a financing condition. The letter also indicated that Smith & Nephew wished to enter into exclusive negotiations with us for a period of 45 days, reduced from Smith & Nephew's original request for 60 days, to work toward the completion of due diligence and execution of a definitive acquisition agreement. Smith & Nephew's offer of $45.50 per share reflected an approximately 14.04% premium over the $39.90 per share closing price of our common stock on December 18, 2013.

        On December 18, 2013 and December 19, 2013, our Board of Directors held a regularly scheduled meeting. Representatives of Latham & Watkins and Piper Jaffray also attended the meeting. During that meeting, representatives of Latham & Watkins reviewed the fiduciary duties of our Board of Directors, including in connection with a potential sale of the Company, and Mr. Belinfanti discussed with our Board of Directors the relationship between OEP and JPMorgan Chase & Co. (which, as noted above, had been previously discussed with our senior management and other members of our Board of Directors in mid-2012), noting, among other things, that OEP was an indirect subsidiary of JPMorgan Chase & Co., and that JP Morgan was also an affiliate of JPMorgan Chase & Co. The members of our Board of Directors who were not designated by OEP discussed the relationship between OEP, JPMorgan Chase & Co. and JP Morgan and the status of JP Morgan as an advisor to Smith & Nephew, considered the fact that the relationship between OEP and JP Morgan had been disclosed to our Board of Directors by the two members of our Board of Directors designated by OEP, that the Company had engaged Piper Jaffray, an independent financial advisor, to assist it in evaluating any potential strategic alternatives that might be available to the Company, that all but two of the members of our Board of Directors (constituting a majority of our Board of Directors) were not affiliated with OEP, JPMorgan Chase & Co. or JP Morgan, that the interests of OEP as a stockholder of the Company were consistent with the interests of other stockholders of the Company, and our Board of Directors also considered whether the ongoing participation of the directors appointed by OEP in the evaluation by the Board of Directors of a potential strategic transaction with Smith & Nephew would have an adverse effect on the Board's ability to fulfill its fiduciary duties to the Company and its stockholders in connection with the negotiation of a potential transaction with Smith & Nephew. Following the discussion, the members of our Board of Directors who were not designated by OEP unanimously agreed that the directors appointed by OEP need not recuse themselves from further consideration of a transaction with Smith & Nephew as a result of JP Morgan acting as an advisor to Smith & Nephew. Our Board of Directors then discussed Smith & Nephew's non-binding proposal and reviewed the third parties contacted and the results of Piper Jaffray's outreach to other potential acquirors to date. Our Board of Directors reviewed the Company's strategic plan and its potential future as a stand-alone business, noting the Company's current financial position, the principal products in its development pipeline and preliminary results for the Company's fourth quarter, and discussed the various risks facing the Company, including that achieving significant results from the Company's current strategic plan would take a number of years and the significant risks related to the continued growth of the Company's business and the ultimate success of the Company's research and development initiatives. Our Board of Directors also discussed strategies the Company might pursue as an alternative to pursuing the Company's stand-alone business plan or a sale of the Company, including engaging in a strategic business combination with another company, acquiring another business, a leveraged recap and special dividend, and/or potentially splitting the Company into two separate businesses. Following the discussions and consultation with Piper Jaffray and our management, our Board of Directors determined that there were no other currently viable potential acquirors of the Company, including private equity firms and other financial investors, who were likely to offer to pay a price higher than Smith & Nephew to acquire the Company and be able to complete a transaction in a timely manner. After weighing the information provided by Piper Jaffray and Latham & Watkins, and discussing potential strategic alternatives at length, our Board of Directors authorized our management to negotiate with Smith & Nephew to attempt to obtain a higher price, a reduced termination fee and eliminate or reduce the time of any exclusivity period. At this time, our Board of Directors had not reached any decision on whether it was in the best interests of the Company's stockholders to sell the Company or that it would sell the Company at any particular price.

        On December 19, 2013, representatives of Piper Jaffray contacted representatives of JP Morgan and Centerview and communicated the Company's intention to make a non-binding counter-offer to Smith & Nephew's proposal, including a proposed purchase price of $47.00 per share and a termination fee equal to 2.5%.

        On December 20, 2013, Mr. Fitzgerald spoke with Mr. Petit by telephone and, during their conversation, made a non-binding counter-offer to Smith & Nephew, including a proposed purchase price of $47.00 per share of our common stock in cash and a termination fee equal to 2.5% of the equity value implied by the offer price. The closing price of our common stock on that day was $39.40.

        On December 22, 2013, Mr. Petit called Mr. Fitzgerald to indicate that he was authorized to present to the Company a revised non-binding proposal to acquire the Company at a price of $46.00 per share of our common stock, with a termination fee equal to 3.5% of the equity value implied by the offer price and an exclusive negotiating period ending February 5, 2014. Mr. Petit informed Mr. Fitzgerald that the $46.00 per share price represented Smith & Nephew's best and final offer. The $46.00 per share price reflected an approximately 16.75% premium to the $39.40 per share closing price of our common stock on December 20, 2013.

        Later that day, our Board of Directors held a special telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray attended. Our Board of Directors discussed the revised proposal from Smith & Nephew and reviewed a preliminary valuation analysis of the Company prepared by Piper Jaffray. Representatives from Piper Jaffray confirmed that JP Morgan and Centerview had stated during a telephone call between Piper Jaffray, JP Morgan and Centerview that took place following Mr. Petit's call to Mr. Fitzgerald that Smith & Nephew would be unwilling to further increase its offered price. Piper Jaffray also informed our Board of Directors that all of the other potential bidders contacted on behalf of the Company had either declined to proceed with discussions or had indicated that they were only interested in an acquisition of the ENT business. Our Board of Directors also discussed the required regulatory approvals in connection with a transaction with Smith & Nephew, and the impact of those regulatory requirements on certainty and timing of the transaction. After weighing the strength of Smith & Nephew's offer against the likelihood of successfully soliciting other potential bidders, our Board of Directors requested that our management attempt to negotiate a reduced termination fee, an increase in the offer price, a commitment from Smith & Nephew on regulatory approval efforts to ensure certainty in exchange for exclusivity and a shorter exclusivity period. Management was authorized to negotiate and enter into an exclusivity agreement with Smith & Nephew. Our Board of Directors also authorized our Transaction Committee to work with management and the Company's advisors to negotiate and enter into a proposed transaction with Smith & Nephew.

        On December 26, 2013, after subsequent negotiations, we entered into a written exclusivity agreement with Smith & Nephew that contemplated a non-binding purchase price of $46.00 per share of our common stock in cash and a termination fee equal to 3.2% of the equity value implied by the offer price (which was below the mean and median termination fee for similarly sized medical device acquisitions) and provided for a binding exclusivity period ending January 21, 2014, with an automatic extension to February 4, 2014, unless the Company gave notice of termination on or before January 15, 2014. We and Smith & Nephew were unable to agree to any terms related to regulatory approval efforts obligations in the exclusivity letter. The $46.00 per share offer price reflected an approximately 14.91% premium to the $40.03 per share closing price of our common stock on December 26, 2013.

        On December 30, 2013, we provided Smith & Nephew and its advisors access to our electronic due diligence data site to facilitate the due diligence process.

        Between January 3, 2014 and January 28, 2014, members of our management team, together with representatives of Piper Jaffray and Latham & Watkins, participated in due diligence meetings in Austin, Texas and Dallas, Texas and attended due diligence conference calls with representatives of Smith & Nephew and its advisors to review various operational aspects of the Company and to address various business and legal due diligence questions.

        On January 7, 2014, following the close of trading on the U.S. public stock markets, we issued a press release announcing that we had entered into a deferred prosecution agreement with the Department of Justice relating to reported allegations of securities and related fraud committed under a previous management team. The terms of the deferred prosecution agreement were materially the same as previously described to the three potential acquirers and Smith & Nephew in the management meetings that took place prior to entering into the exclusivity agreement with Smith & Nephew and the financial terms of the settlement were consistent with the amounts reserved for the matter as disclosed in the Company's public filings. The closing price on the day following the announcement was $46.57, an increase of approximately 14.48% from the $40.68 per share closing price the prior day.

        On January 10, 2014, during management due diligence meetings in Dallas, Texas, Mr. Newton and a representative of Piper Jaffray met with members of Smith & Nephew's senior management and discussed Smith & Nephew's non-binding price proposal of $46.00 per share in cash in light of the deferred prosecution agreement and the subsequent increase in the trading price of the Company's common stock. Mr. Petit responded that he would discuss with his Board of Directors whether Smith &

Nephew was willing to increase its proposed offer price, and Mr. Newton emphasized to Mr. Petit the need for Smith & Nephew to provide more closing certainty related to regulatory matters to obtain our Board of Directors' approval for the proposed transaction.

        On January 12, 2014, Latham & Watkins sent an initial draft of a merger agreement to Davis, Polk & Wardwell, LLP, Smith & Nephew's legal advisors, which we refer to as Davis Polk.

        On January 13, 2014, representatives from Piper Jaffray called representatives from JP Morgan and Centerview to discuss the Company's request that Smith & Nephew increase its per share proposal to acquire the Company. The representatives from JP Morgan and Centerview stated that Smith & Nephew hoped to send a revised proposal at a higher price on January 14, 2014, before the next meeting of our Board of Directors.

        On January 14, 2014, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our management and advisors provided our Transaction Committee with an update on the status of negotiations with Smith & Nephew, including the provisions of the draft merger agreement sent to Davis Polk, the comments from JP Morgan and Centerview that Smith & Nephew hoped to provide a revised price proposal at a higher price, the fact that Smith & Nephew failed to provide a new price proposal that day, an absence of in-bound contacts from other participants in the strategic transaction process since the announcement of the deferred prosecution agreement and the terms of the exclusivity agreement with Smith & Nephew. After discussing these topics, our Transaction Committee directed our management to terminate the current exclusivity period in accordance with its terms, and extend exclusivity until January 24, 2014 in order to provide sufficient time for Smith & Nephew to complete its due diligence efforts and submit a revised acquisition proposal and to allow any continuation of exclusivity thereafter to be at the Company's discretion.

        On January 15, 2014, representatives from Piper Jaffray called representatives from JP Morgan and Centerview to emphasize that Smith & Nephew would need to provide a revised price proposal in order to extend exclusivity. On that same day, Mr. Fitzgerald spoke with Mr. Petit by telephone and Mr. Petit indicated that he expected that a revised price proposal with a premium to the then-market price would be forthcoming following further input from Smith & Nephew's board of directors.

        Later that day, the Company gave Smith & Nephew notice that it was exercising its right to terminate exclusivity effective at 5:00 p.m. Eastern Standard Time on January 21, 2014 but that it would continue to abide by the terms of the exclusivity agreement until 5:00 p.m. Eastern Standard Time on January 24, 2014 in order to facilitate continued discussions.

        On January 16, 2014, members of our senior management and representatives of Piper Jaffray met with members of Smith & Nephew's senior management in Austin, Texas for further management due diligence meetings. That evening, Mr. Fitzgerald and Mr. Newton met with Mr. Petit and Mr. Thomas and discussed the continuation of the exclusivity period, the need for Smith & Nephew to complete its due diligence with respect to the Company and the need for the Company to receive a revised price proposal from Smith & Nephew.

        On January 17, 2014, based on Mr. Petit's assurances that a revised price proposal with a premium to the then-market price would be forthcoming, Mr. Fitzgerald confirmed by email that the Company would extend exclusivity until January 24, 2014 and that exclusivity would remain in place thereafter so as long as good faith negotiations were continuing, as determined in the Company's discretion, but that in no event would exclusivity extend beyond February 4, 2014, unless communicated in writing.

        On January 21, 2014, we publicly announced the dismissal by the Department of Justice of the pending civil investigative demand involving the Company related the False Claims Act. The closing price of our common stock on January 22, 2014, the day following the announcement was $47.72.

        On January 23, 2014, Mr. Petit called Mr. Fitzgerald to inform him that he was unable to provide an update on price at that time. Later on January 23, 2014, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our management team updated our Transaction Committee on the negotiation process to date and informed our Transaction Committee that Smith & Nephew had not yet provided an updated price proposal. Our Transaction Committee discussed with our management team and representatives of Piper Jaffray the upcoming expiration of the exclusivity period on January 24, 2014, the absence of in-bound contacts following the announcement of the deferred prosecution agreement and resolution of certain civil claims from any of the other potential acquirors previously approached by the Company, the delay in receiving Smith & Nephew's revised proposal, the potential outcomes of negotiations with Smith & Nephew and the terms and timing of a potential strategic transaction.

        On January 24, 2014, our Board of Directors held a special telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our Board of Directors discussed the status of the negotiation process, the timing of a potential transaction and whether to continue exclusive negotiations with Smith & Nephew given that Smith & Nephew had yet to provide an updated price proposal. Our Board of Directors determined to continue negotiations with Smith & Nephew on an exclusive basis in order to incentivize Smith & Nephew to submit a revised offer to acquire the Company.

        Later that morning, Mr. Petit called Mr. Fitzgerald to provide an update on timing for delivery of a revised proposal by Smith & Nephew. Mr. Petit told Mr. Fitzgerald that Smith & Nephew's due diligence was substantially complete and that it intended to provide a revised price proposal following Smith & Nephew's board meeting on January 29, 2014, at a premium to the then-current price per share of common stock, which was $47.05 per share. Mr. Petit also notified Mr. Fitzgerald that Smith & Nephew intended to deliver a draft of the merger agreement on January 25, 2014.

        That evening, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our Transaction Committee discussed the extension of Smith & Nephew's exclusivity period in light of Smith & Nephew's indication that it would not provide a revised proposal until January 29, 2014, the fact that there had been no in-bound contacts from other potential acquirors since the Company's Department of Justice settlement and litigation announcements and the fact that Smith & Nephew had indicated it would submit a proposal at a premium to the current market price for the Company's common stock by January 29, 2014. Following the discussion, our Transaction Committee agreed to continue the exclusivity period through January 29, 2014, subject to its satisfaction that negotiations continued in good faith, in order to incentivize Smith & Nephew to submit a revised offer.

        That night, Davis Polk sent Latham & Watkins a draft merger agreement.

        On January 26, 2014, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray attended. Our Transaction Committee, management and the Company's advisors discussed certain principal issues raised by the draft merger agreement provided by Davis Polk, including Smith & Nephew's obligations related to obtaining regulatory approvals and the potential impact of those terms on the certainty of closing of the transaction. Our Transaction Committee emphasized the Company's interest in getting a revised price proposal before further engaging in detail on the draft merger agreement.

        Later that day, representatives of Latham & Watkins called representatives of Davis Polk and representatives from Piper Jaffray called representatives from JP Morgan and Centerview to discuss certain principal issues raised by the draft merger agreement provided by Davis Polk. During the call with Piper Jaffray, JP Morgan and Centerview reiterated that we should expect a revised price proposal on January 29, 2014.

        On January 27, 2014, Davis Polk sent to Latham & Watkins an initial draft of the form of Voting Agreement, which Smith & Nephew had requested to be signed by OEP and each member of our Board of Directors as a condition to Smith & Nephew's willingness to proceed with a potential transaction. Between January 28, 2014 and February 2, 2014, representatives of OEP's legal counsel, Latham & Watkins and Davis Polk negotiated and finalized the terms of the form of Voting Agreement.

        Between January 28, 2014 and February 2, 2014, based on input from their respective clients, representatives of Latham & Watkins and Davis Polk negotiated the principal issues raised by the merger agreement, which included the scope of the Company's representations and warranties, the conditions to the obligations of the parties to complete the transaction, the strength of Smith & Nephew's commitment to obtain regulatory approvals and whether Smith & Nephew would be required to pay a reverse termination fee in the event the transaction was not completed due to a failure to obtain regulatory approval, and exchanged revised drafts of the merger agreement.

        On January 28, 2014, Mr. Petit confirmed in a telephone call with Mr. Fitzgerald that Smith & Nephew would be submitting a revised price proposal on January 29, 2014.

        Also, on January 28, 2014, Mr. Newton, members of Smith & Nephew's senior management and representatives of Piper Jaffray, Centerview and a banking affiliate of JP Morgan held a telephonic meeting during which members of Smith & Nephew's senior management and representatives of Centerview and the affiliate of JP Morgan provided an overview of Smith & Nephew's proposed financing, including the fact that Smith & Nephew had an existing revolving credit facility in place with nearly $1.0 billion of available borrowings and was very close to finalizing an additional $1.4 billion term loan which Smith & Nephew intended to sign concurrently with the signing of a definitive merger agreement and the fact that an affiliate of JP Morgan and Barclays Bank PLC would be the lead banks committed to providing funding for Smith & Nephew's proposed $1.4 billion term loan financing, which they intended to syndicate prior to consummation of the merger. For more information about Smith & Nephew's financing, please refer to the section entitled "—Smith & Nephew's Financing of the Merger."

        On January 28, 2014, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our Transaction Committee discussed the open issues under the draft merger agreement as well as the processes for attempting to reach agreement on the principal outstanding issues.

        On January 29, 2014, Mr. Petit called Mr. Fitzgerald by telephone to deliver Smith & Nephew's revised non-binding acquisition proposal for an acquisition of all of the outstanding common stock of the Company at a purchase price of $48.00 per share in cash. Mr. Petit reiterated that Smith & Nephew would be unwilling to accept total risk with respect to regulatory approvals. Mr. Petit informed Mr. Fitzgerald that the revised offer represented Smith & Nephew's stretched valuation based on the further due diligence performed since its last proposal and would terminate the following day at 12:00 p.m. Central Standard Time unless agreed to by the Company. Smith & Nephew's offer of $48.00 per share reflected an approximately 4.78% premium to the $45.81 per share closing price of our common stock on January 29, 2014.

        Later that afternoon, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. At this meeting, representatives from Piper Jaffray reviewed their preliminary valuation analysis for the Company and discussed with our Transaction Committee the proposed $48.00 per share transaction price, the premium it represented over the Company's current and historical share prices, the Company's significant stockholders and the trading history of the Company's stock. In addition, representatives from Latham & Watkins discussed the status of the merger agreement, including the negotiations of the party's obligations with respect to obtaining regulatory approvals and the regulatory risk analysis. Our management also discussed the

Company's financial results from the fourth quarter, which were within but at the high end of analysts' expectations, and our Transaction Committee and our advisors discussed the price proposed by Smith & Nephew as well as potential responses to Smith & Nephew's offer both with respect to price and with respect to open transaction terms.

        Following these discussions, our Transaction Committee directed our management and advisors to inform Smith & Nephew that it would need to raise its proposed purchase price to $50.00 per share and provide more closing certainty related to regulatory matters to obtain our Board of Directors' approval for the proposed transaction. Our Transaction Committee concluded that it should take this approach not because it believed that $50.00 per share was the fair value of the Company, or the minimum bid that it would accept, but rather as a means to elicit from Smith & Nephew the highest price that it was willing to pay to acquire the Company.

        Later that day, Piper Jaffray contacted representatives of JP Morgan and Centerview and said that Smith & Nephew would need to increase its proposed purchase price to $50.00 per share.

        The next day, on January 30, 2014, Mr. Fitzgerald called Mr. Petit to discuss increasing Smith & Nephew's proposed price. Mr. Petit suggested Smith & Nephew would wait until after the close of the markets on January 31, 2014 to consider increasing its proposed price and emphasized Smith & Nephew's desire to announce the transaction prior to the opening of the trading markets in London on February 3, 2014.

        Later that day, our Board of Directors held a special telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray attended. Our Board of Directors and its advisors discussed the proposed terms of the transaction, including the $48.00 per share price previously proposed by Smith & Nephew, the draft merger agreement and the related risks to consummating a transaction. Representatives from Latham & Watkins provided an update regarding the parties' obligations with respect to obtaining regulatory approvals, the regulatory risk analysis, and the anticipated regulatory approval requirements and process. Our Board of Directors, its advisors and our management also discussed in detail that while much of the uncertainty related to the Department of Justice actions against the Company had been resolved, many public stock analysts believed that the Company's current stock price reflected an acquisition premium. The Board of Directors also discussed the fact that, even assuming that the Company attained results near the high end of management's forecasts for the next five years, the Company was unlikely to achieve a valuation above the price being offered by Smith & Nephew. Our Board of Directors also reviewed with its advisors the history of the price negotiations with Smith & Nephew, including the increase of the proposed acquisition price from $43.00 per share of common stock to $48.00 per share of common stock since the initial non-binding oral proposal made by Smith & Nephew and the lack of alternative buyers likely to match or exceed Smith & Nephew's offer based on the strategic transaction process that had been undertaken by the Company and the fact that no in-bound inquires had been received from any alternative buyers following the announcement of the deferred prosecution agreement with the Department of Justice.

        On January 31, 2014, Mr. Petit called Mr. Fitzgerald to indicate that Smith & Nephew would provide a revised price proposal on February 1, 2014, pending continued progress on the merger agreement.

        Later that day, our Transaction Committee held a telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray also attended. Our Transaction Committee discussed the progress of negotiations on the merger agreement. Representatives of Latham & Watkins discussed with our Transaction Committee their regulatory risk analysis for the proposed transaction, the ways in which such regulatory risk may be addressed, and the obligations of the parties with respect to obtaining regulatory approvals under the merger agreement.

        On February 1, 2014, our Transaction Committee held a telephonic meeting to discuss the status of negotiations and the continued progress on the merger agreement.

        That afternoon, Mr. Petit called Mr. Fitzgerald to inform Mr. Fitzgerald that only Olivier Bohuon, Smith & Nephew's Chief Executive Officer, was authorized to provide an increase to Smith & Nephew's prior offer price and that any increase would be very small and subject to satisfactory resolution of the obligations of the parties with respect to obtaining regulatory approvals under the merger agreement.

        Later that day, Mr. Petit and Mr. Bohuon called Mr. Fitzgerald to confirm that Smith & Nephew would revise its proposal to offer $48.25 in cash for each outstanding share of common stock of the Company. Mr. Bohuon informed Mr. Fitzgerald that Smith & Nephew would not offer any further increases. The $48.25 per share reflected an approximately 6.32% premium to the $45.38 per share closing price of our common stock on January 31, 2014. The 52-week high closing price for our common stock for the period ending January 31, 2014 was $48.00, which occurred on January 21, 2014.

        In the evening of February 1, 2014, our Board of Directors held a special telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray attended. At this meeting, representatives of Latham & Watkins reviewed with our Board of Directors their fiduciary duties in connection with considering a sale of the Company to Smith & Nephew. Representatives of Latham & Watkins also reviewed with our Board of Directors the terms and conditions of the proposed merger agreement, including the scope of the parties' obligations with respect to obtaining regulatory approvals, and the terms and conditions of the form of Voting Agreement. In addition, representatives of Piper Jaffray reviewed their valuation analysis with respect to the Company and Smith & Nephew's offer, and described generally Smith & Nephew's proposed financing for the transaction, including the fact that Smith & Nephew had an existing revolving credit facility in place with nearly $1.0 billion of available borrowings and was very close to finalizing an additional $1.4 billion term loan which Smith & Nephew intended to sign concurrently with the signing of a definitive merger agreement. Piper Jaffray noted for our Board of Directors that an affiliate of JP Morgan and Barclays Bank PLC would be the lead banks committed to providing funding for Smith & Nephew's new $1.4 billion term loan financing. For more information about Smith & Nephew's financing, please refer to the section entitled "—Smith & Nephew's Financing of the Merger."

        Following these discussions, our Board of Directors authorized its advisors to negotiate the final terms of the definitive merger agreement and related documents with the goal of presenting final agreements to our Board of Directors the following day. Our Board of Directors also discussed the fact that Goldman, Sachs & Co., which we refer to as Goldman Sachs, had historically provided financial advisory services to the Company, and was party with the Company to an existing engagement letter that had initially been entered into in 2008 and which provided that Goldman Sachs would be entitled to a role in future transactions, including the merger, and to receive a fee in connection therewith. In light of this existing arrangement, our Board of Directors determined to continue the Goldman Sachs engagement and authorized the amendment of the previously existing engagement letter to address the engagement in connection with the potential transaction with Smith & Nephew, any subsequent acquisition proposal that might be received and any renegotiation of the terms of the merger or shareholder contest with respect to the merger that might arise. Goldman Sachs did not provide any financial analysis in connection with the potential transaction with Smith & Nephew, and our Board of Directors did not request a fairness opinion from Goldman Sachs in connection with the merger. Goldman Sachs is entitled to receive a fee of $3 million upon consummation of the merger.

        That night and the following morning, Latham & Watkins and Davis Polk negotiated and exchanged drafts of the merger agreement and form of Voting Agreement.

        On February 2, 2014, our Board of Directors held a special telephonic meeting. Representatives of Latham & Watkins and Piper Jaffray attended. At this meeting, representatives of Latham & Watkins reviewed the fiduciary duties of our Board of Directors, the negotiations that had taken place regarding the terms of the merger agreement since the previous Board meeting in particular concerning improvements still required in the agreed actions being committed to in the agreement by Smith & Nephew to reduce the regulatory risk being borne by the Company, changes to the merger agreement and the remaining open issues. Our Board of Directors then instructed its advisors to finalize the terms of the definitive merger agreement, including improving the terms relating to Smith & Nephew's obligations to obtain regulatory approvals, and stayed the meeting pending further negotiations.

        Latham & Watkins and Davis Polk negotiated the remaining terms and finalized the merger agreement, pending board approval.

        Later that night, our Board of Directors reconvened its meeting. Latham & Watkins and Piper Jaffray attended. At this meeting,

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  representatives of Latham & Watkins reviewed with our Board of Directors the final terms and conditions of the proposed merger agreement and the form of Voting Agreement;

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  representatives of Latham & Watkins, Piper Jaffray and management discussed with our Board of Directors the parties' obligations with respect to obtaining regulatory approvals, the regulatory approval process, and potential outcomes in connection with a transaction with Smith & Nephew, and representatives from both Latham & Watkins and Piper Jaffray provided their views with respect to Smith & Nephew's obligations under the merger agreement to obtain required regulatory approvals in connection with the transaction and related risks to the consummation of the transaction; and

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  representatives of Piper Jaffray delivered their oral opinion (subsequently confirmed in writing) that, as of such date, and based upon and subject to the factors and assumptions set forth in Piper Jaffray's written opinion, dated February 2, 2014, the consideration of $48.25 per share of common stock in cash to be paid to the holders of our common stock in the proposed transaction was fair, from a financial point of view, to such holders. See "—Opinion of Piper Jaffray & Co."

        After discussions with its financial and legal advisors, our Board of Directors unanimously determined the merger to be advisable and fair to and in the best interests of our stockholders. For the basis of the Board of Directors' determination in this regard, please see "—Recommendation of our Board of Directors; Our Reasons for the Merger." Our Board of Directors resolved unanimously to approve, adopt and declare advisable the merger agreement and the transactions contemplated thereby, including the merger. Our Board of Directors also authorized the Company to waive any restrictions (including standstill restrictions) pursuant to the Stock Purchase Agreement between the Company and OEP dated August 14, 2009 that may have been applicable in connection with OEP and its designees on our Board of Directors entering into the Voting Agreement required by Smith & Nephew, and the Company provided a written waiver of such restrictions to OEP in connection with the execution of the Voting Agreement by OEP and its designees on our Board of Directors. Our Board of Directors also unanimously resolved to recommend approval and adoption of the merger agreement by the stockholders of the Company.

        The merger agreement was executed by the Company and Smith & Nephew later that night on February 2, 2014.

        On February 3, 2014, before the opening of trading on the London public stock markets, Smith & Nephew issued a press release announcing the execution of the merger agreement.

Recommendation of our Board of Directors; Our Reasons for the Merger

        In evaluating the merger, the Board of Directors consulted with the Company's senior management, the Company's outside counsel, Latham & Watkins, and the Company's financial advisor, Piper Jaffray, and, in the course of reaching its determination that the merger agreement and the transactions contemplated thereby are fair to, and in the best interests of, the Company and its stockholders and to approve and adopt the merger agreement and the transactions contemplated thereby and to recommend that the Company's stockholders vote to approve and adopt the merger agreement, our Board of Directors considered a wide and complex range of factors, including the following principal factors supporting our Board of Directors' determination:

        Certainty of Value.    Based upon its knowledge of, and familiarity with, the Company's historical and current business, operations, prospects, business strategy, competitive position and the medical device industry generally, our Board of Directors determined that the merger consideration, which consists solely of cash, provides immediate liquidity and certainty of value to the Company's stockholders.

        Stand-Alone Operational Risks.    The advantages of entering into the merger agreement and consummating the merger in comparison to the risks associated with remaining independent as a stand-alone company and pursuing the Company's strategic plan, including (i) potential future competition, including from larger and better funded companies which might have competitive advantages from their broader commercial scope and economies of scale in pricing, (ii) the risks inherent in the medical device industry, (iii) the challenges and risks associated with growing the Company through either organic growth or strategic acquisitions, and (iv) the various additional risk factors pertaining to the Company that are listed in Item 1A of Part I of its Annual Report on Form 10-K for the year ended December 31, 2013 and the "Where You Can Find More Information" section below.

        Compelling Value.    The fact that the merger consideration represents a premium over the market prices at which the Company common stock closed prior to the announcement of the execution of the merger agreement, including the fact that the merger consideration of $48.25 represented a premium of approximately:

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  6.32% over the $45.38 closing price per share of Company common stock on January 31, 2014, the last trading day before the announcement of the execution of the merger agreement;

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  10.30% over the $43.75 average closing price per share of Company common stock for the 30 trading days ended January 31, 2014;

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  20.09% over the $40.18 average closing price per share of Company common stock for the 60 trading days ended January 31, 2014;

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  23.98% over the $38.92 average closing price per share of Company common stock for the 90 trading days ended January 31, 2014; and

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  31.00% over the $36.83 average closing price per share of Company common stock for the 180 trading days ended January 31, 2014.

        Strategic Alternatives.    Our Board of Directors considered its understanding of, and familiarity with, the other strategic alternatives available to the Company, including the discussions that took place with certain other potential acquirors as described in more detail above in "Background of the Merger," and determined that the merger is superior to the other strategic alternatives reasonably available currently to the Company.

        Negotiations with Smith & Nephew.    The Company considered the course of negotiations between the Company and Smith & Nephew, which resulted in an increase of $5.25 from the price per share of Company common stock initially offered by Smith & Nephew, and our Board of Director's belief, based on these negotiations, that this was the highest price per share of common stock that Smith & Nephew was willing to pay and that the terms of the merger agreement were the most favorable terms to the Company to which Smith & Nephew was then willing to agree.

        Solicitation of Other Potential Acquirors.    The Company had solicited eight other potential acquirors to see if they would be interested in acquiring the Company, and no other potential acquiror had submitted a price proposal or proposed a strategic alternative as favorable to the Company stockholders as the merger with Smith & Nephew.

        Likelihood of Completion.    Our Board of Directors considered the likelihood that the merger will be consummated, based on, among other things, the likelihood of receiving the Company stockholder approval necessary to complete the transaction in a timely manner, the limited number of conditions to the merger, the absence of a financing condition, Smith & Nephew's representation that it will have sufficient financial resources to pay the aggregate merger consideration and consummate the merger, our Board of Director's assessment, after discussion with Piper Jaffray, that Smith & Nephew has the financial capability to complete the merger, the relative likelihood of obtaining required regulatory approvals and the remedies available under the merger agreement to the Company in the event of various breaches of the merger agreement by Smith & Nephew or Merger Sub.

        Opinion of Piper Jaffray.    The opinion of Piper Jaffray, delivered to our Board of Directors on February 2, 2014, to the effect that, as of such date and based on and subject to the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Piper Jaffray, as described in its written opinion, the merger consideration of $48.25 in cash per share to be received by the holders of common stock in the merger was fair, from a financial point of view, to such stockholders, as more fully described below under "Opinion of Piper Jaffray."

        Terms of the Merger Agreement.    The terms and conditions of the merger agreement, including the Company's ability under certain circumstances to respond to a bona fide written proposal for an acquisition transaction from a third party prior to stockholder approval, and our Board of Directors' right, after complying with the terms of the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal, upon payment of a termination fee of $54.9 million (approximately 3.2% of the equity value of the transaction), which is within the customary range of termination fees payable in similar transactions and which, in the determination of our Board of Directors, taking into consideration the advice of its advisors, would not deter or preclude a third party with both the financial capability and strategic interest in the Company from submitting a potential superior proposal.

        Regulatory Commitments.    The level of commitment of Smith & Nephew to obtain applicable regulatory approvals was negotiated vigorously to the satisfaction of our Board of Directors.

        Stockholder Vote.    The fact that the merger will be subject to approval by the Company's stockholders.

        Structure and Availability of Appraisal Rights.    Our Board of Directors considered the fact that the merger would be subject to the approval of the Company stockholders and that the Company stockholders would be free to reject the merger and that if the Company's stockholders so desire and if they comply fully with all of the required procedures under the DGCL, they will be able to exercise appraisal rights with respect to the merger, which would allow such stockholders to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery.

        Our Board of Directors also considered a variety of risks and other potentially negative factors concerning the merger and the merger agreement, including the following:

        No Stockholder Participation in Future Growth or Earnings.    The fact that the nature of the transaction as an all cash transaction would prevent Company stockholders from participating in any future earnings or growth of the Company, and Company stockholders would not benefit from any potential future appreciation in the value of the Company or the shares, including any value that could be achieved if the Company engaged in future strategic transactions, including a future sale of the Company.

        Effect of Failure to Complete Transactions.    While the Company expects that the merger will be consummated, there can be no assurance that all of the conditions to the consummation of the merger will be satisfied or that the merger will receive required regulatory approvals, and, as a result, it is possible that the merger may not be completed in a timely matter or at all, even if the merger agreement is adopted by the Company's stockholders. Our Board of Directors also considered potential negative effects if the merger were not consummated, including:

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  the trading price of Company common stock could be adversely affected;

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  the Company would have incurred significant transaction and opportunity costs attempting to consummate the merger without compensation;

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  the Company could lose customers, suppliers, business partners and employees, including key sales and other personnel, after the announcement of the entry into the merger agreement;

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  the Company's business may be subject to significant disruption and decline;

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  the market's perceptions of the Company's prospects could be adversely affected; and

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  the Company's directors, officers, and other employees would have expended considerable time and effort to negotiate, implement and consummate the merger, and their time may have been diverted from other important business opportunities and operational matters while working to implement the merger.

        Effect of Public Announcement.    Our Board of Directors considered the effect of a public announcement of the merger on the Company's operations, stock price and employees, the Company's ability to retain key management, the Company's ability to effectively recruit replacement personnel if key sales and other personnel were to depart while the merger is pending and the potential adverse effects on the financial results of the Company as a result of any related disruption in the Company's business.

        Taxable Transaction.    Our Board of Directors considered the fact that the merger will be a taxable transaction to the Company's stockholders that are U.S. holders for U.S. federal income tax purposes.

        Interim Restrictions on Business.    Our Board of Directors considered restrictions imposed by the merger agreement on the conduct of the Company's business prior to the consummation of the merger, which require the Company to operate its business in the ordinary course of business, and which subject the operations of the Company's business to other restrictions, which could delay or prevent the Company from undertaking timely business enhancement opportunities that may arise prior to the consummation of the merger and that may have an adverse effect on the Company's ability to respond to changing market and business conditions in a timely manner or at all.

        Termination Fee.    Our Board of Directors considered the fact that, under certain circumstances, the Company may be required to pay to Smith & Nephew a termination fee of $54.9 million, including the potential effect of such termination fee to deter other potential acquirors from publicly making a competing offer for the Company, and the impact of the termination fee on the Company's ability to engage in certain transactions for nine months from the date the merger agreement is terminated in certain circumstances; and

        Interests of our Board of Directors and Management.    Our Board of Directors considered the possibility that the executive officers and directors of the Company could have interests in the transactions contemplated by the merger agreement that would be different from, or in addition to, those of the Company's stockholders. See "The Merger—Interests of Our Directors and Executive Officers in the Merger."

        Our Board of Directors concluded that the potential benefits that it expected the Company and the Company's stockholders would achieve as a result of the merger outweighed the risks and potentially negative factors relevant to the merger. The foregoing discussion of our Board of Directors' reasons for its recommendation to the Company's stockholders to vote to adopt the merger agreement is not intended to be exhaustive, but addresses the material information and factors considered by our

Board of Directors in its consideration of the merger. In light of the wide variety of factors considered by our Board of Directors in connection with its evaluation of the merger and the complexity of these matters, our Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to, the specific reasons underlying its determination and recommendation. Rather, our Board of Directors viewed its determinations and recommendations as being based on the totality of the information and factors presented to and considered by the Board of Directors. In considering the factors discussed above, individual directors may have given different weights to different factors.

Opinion of Piper Jaffray & Co.

        The Company retained Piper Jaffray to act as financial advisor to the Board of Directors, and, if requested, to render to the Board of Directors an opinion as to the fairness, from a financial point of view, of the merger consideration of $48.25 in cash per share to be received by the holders of common stock.

        The full text of the Piper Jaffray written opinion dated February 2, 2014, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Piper Jaffray in rendering its opinion, is attached as Annex B. You are urged to, and should, carefully read the Piper Jaffray opinion in its entirety and this summary is qualified in its entirety by reference to the written opinion. The Piper Jaffray opinion addresses only the fairness, from a financial point of view and as of the date of the opinion, of the merger consideration of $48.25 in cash per share to be received by the holders of common stock in the merger. Piper Jaffray's opinion was directed to the Board of Directors in connection with its consideration of the merger and was not intended to be, and does not constitute, a recommendation to any holders of common stock as to how such holders should vote or act with respect to the merger or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Piper Jaffray, among other things:

  •
  reviewed and analyzed the financial terms of a draft of the merger agreement;

  •
  reviewed and analyzed certain financial and other data with respect to the Company that was publicly available;

  •
  reviewed and analyzed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company that were publicly available, as well as the Financial Forecasts (as defined and described under "—Certain Financial Forecasts" below) that were furnished to Piper Jaffray by the Company;

  •
  conducted discussions with members of senior management and representatives of the Company concerning the immediately preceding matters described above, as well as the Company's business and prospects before and after giving effect to the merger;

  •
  reviewed the current and historical reported prices and trading activity of common stock and similar information for certain other companies deemed by Piper Jaffray to be comparable to the Company;

  •
  compared the financial performance of the Company with that of certain other publicly-traded companies that Piper Jaffray deemed relevant; and

  •
  reviewed the financial terms, to the extent publicly available, of certain business combination transactions that Piper Jaffray deemed relevant.

        In addition, Piper Jaffray conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as Piper Jaffray deemed necessary in arriving at its opinion.

        The following is a summary of the material financial analyses performed by Piper Jaffray in connection with the preparation of its fairness opinion and reviewed with the Board of Directors at a meeting held on February 2, 2014.

        This summary includes information presented in tabular format, which tables must be read together with the text of each analysis summary and considered as a whole in order to fully understand the financial analyses presented by Piper Jaffray. The tables alone do not constitute a complete summary of the financial analyses. The order in which these analyses are presented below, and the results of those analyses, should not be taken as any indication of the relative importance or weight given to these analyses by Piper Jaffray or the Board of Directors. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 31, 2014, and is not necessarily indicative of current market conditions. References to estimates of the Company's management and projected financial data prepared by the Company's management, in each case, for the year ending December 31, 2014 (or the 12 months beginning December 31, 2013) in each case refer to such estimates and projected financial data as provided in the Financial Forecasts.

        For purposes of its analyses, and unless the context indicates otherwise, Piper Jaffray calculated (i) the Company's implied per share equity value based on diluted shares of common stock and common stock equivalents outstanding, including options and stock units calculated using the treasury stock method, together with the assumed conversion of the Company's Series A Preferred Stock, and (ii) enterprise value ("EV") to be implied equity value, plus debt and preferred stock (if applicable), less cash, which, in the case of the Company, was $178 million, or $192.5 million of cash (after payment of the Department of Justice, which we refer to as the DOJ, settlement), less $14.5 million estimated as the fair value of contingent consideration related to the ENTrigue Surgical acquisition.

  Historical Trading Analysis

        Piper Jaffray reviewed the historical closing prices and trading volumes for the Company's common stock over the one-year period ended January 31, 2014, in order to provide background information on the prices at which the Company's common stock has historically traded. The following table summarizes some of these historical closing prices, and average closing prices, as well as the premium that the merger consideration reflects as compared to the reference closing prices:

	Closing Price per Share	Premium
Price on January 31, 2014	$45.38	6.3%
1 week prior price (January 24, 2014)	$47.05	2.6%
4 weeks prior price (January 3, 2014)	$39.73	21.4%
Average price since announcement of the DOJ settlement (January 8, 2014)	$46.69	3.3%
1 day prior to announcement of the DOJ settlement price (January 7, 2014)	$40.58	18.9%
30 trading day average	$43.75	10.3%
60 trading day average	$40.18	20.1%
90 trading day average	$38.92	24.0%
180 trading day average	$36.83	31.0%
One-year average	$36.31	32.9%
One-year high (January 21, 2014)	$48.00	0.5%
One-year low (August 30, 2013)	$31.67	52.4%
Merger Consideration	$48.25	0.0%

  Selected Public Companies Analysis

  Orthopedics

        Piper Jaffray reviewed preliminary historical financial data of the Company for the year ended December 31, 2013 as well as projected financial data prepared by the Company's management for the year ending December 31, 2014, and compared such data to corresponding historical balance sheet data and consensus Wall Street research forecasts for public companies in the orthopedics industry that Piper Jaffray believed were comparable to the Company's business profile. Piper Jaffray selected public companies that it considered to be medical technology orthopedics companies with revenue for the last twelve month period for which financial information was publicly available ("LTM") greater than $50 million.

        Based on these criteria, Piper Jaffray selected the following thirteen companies1:

  •
  Alphatec Holdings, Inc.4

  •
  CONMED Corporation

  •
  Exactech, Inc.

  •
  Globus Medical, Inc.

  •
  Integra LifeSciences Holdings Corporation

  •
  LDR Holding Corporation2,3,4

  •
  NuVasive, Inc.

  •
  RTI Surgical, Inc.2,4

  •
  Smith & Nephew plc

  •
  Stryker Corporation

  •
  Tornier N.V.2,3,4

  •
  Wright Medical Group Inc.2,3,4,5

  •
  Zimmer Holdings, Inc.

        For the selected orthopedic public companies analysis, Piper Jaffray compared calendar year, which we refer to as calendar year or CY, 2013 and projected CY 2014 implied EV/revenue and EV/earnings before interest, taxes, depreciation and amortization ("EBITDA") multiples for the Company based on the merger consideration on the one hand, to the corresponding implied EV multiples for the selected orthopedic public companies derived from their closing prices per share on January 31, 2014, as well as their cash and debt outstanding amounts as indicated in public filings as of such date on the other hand, as well as the Company's implied price-to-earnings, which we refer to as P/E, multiple based on the merger consideration and the Company's projected CY 2014 earnings on the one hand, to implied P/E multiples for the selected companies derived from such closing prices per share and their respective projected CY 2014 earnings. CY 2013 and projected CY 2014 revenue, EBITDA and earnings for the Company were based on the preliminary historical financial data and estimates provided by the Company's management. Projected CY 2013 and projected CY 2014 revenue, EBITDA and earnings for the selected medical technology—orthopedics public companies—were based on Wall Street consensus estimates. Piper Jaffray determined that EV/EBITDA multiples were not meaningful to its valuation analysis, and therefore omitted them, if they were negative or greater than 25.0x. Piper Jaffray determined that P/E multiples were not meaningful to its valuation analysis, and therefore omitted them, if they were negative or greater than 40.0x.

1
OrthoFix International N.V. excluded due to failure to meet NASDAQ listing requirements (untimely quarterly filings).

2
EV/CY 2013 EBITDA multiple for this company was deemed not meaningful, for the reasons set forth below.

3
EV/CY 2014 EBITDA multiple for this company was deemed not meaningful, for the reasons set forth below.

4
CY 2014 P/E multiple for this company was deemed not meaningful, for the reasons set forth below.

5
Pro forma for the sale of Wright Medical Group Inc.'s OrthoRecon business to Microport and Wright Medical Group Inc.'s acquisition of Biotech International.

        The analysis indicated the following multiples:

Selected Orthopedic Public Companies
	ArthroCare(1)	High	75th%	Mean	Median	25th%	Low
EV to projected CY 2013 revenue(2)	4.1x	5.5x	3.6x	3.0x	2.9x	1.8x	1.2x
EV to projected CY 2014 revenue	3.8x	4.8x	3.5x	2.7x	2.9x	1.8x	0.9x
EV to projected CY 2013 EBITDA(2)	16.9x	18.4x	13.2x	12.0x	11.5x	10.7x	8.2x
EV to projected CY 2014 EBITDA	16.0x	16.3x	12.2x	11.0x	10.1x	9.3x	7.5x
CY 2014 P/E	32.4x	29.4x	22.7x	19.8x	17.8x	15.9x	14.8x

(1)
Based on the merger consideration of $48.25 per share.

(2)
CY 2013 financial information for the Company was based on preliminary historical financial information.

        Based on this analysis, Piper Jaffray noted that, with respect to the Company, each of the EV multiples based on the merger consideration fell between the "High" and the 75th percentile range of implied EVs for the selected orthopedic public companies and that the P/E multiple exceeded the "High" of the implied P/E multiples for the selected orthopedic public companies. In addition, Piper Jaffray observed that the range of implied per share values for common stock based on the mean and median for each analysis yielded the following, as compared to the merger consideration:

Implied Per Share Value of Common Stock
CY 2013 Revenue	$36.39-$36.69
CY 2014 Revenue	$36.28-$38.00
CY 2013 Adjusted EBITDA	$34.78-$36.13
CY 2014 Adjusted EBITDA	$32.61-$35.18
CY 2014 Earnings	$26.43-$29.45
Merger Consideration	$48.25

  Medical Technology—Financial Profile

        Piper Jaffray also reviewed the preliminary historical financial data of the Company for the year ended December 31, 2013 as well as projected financial data prepared by the Company's management for the year ending December 31, 2014, as more fully described above, and compared such data to corresponding historical balance sheet data and consensus Wall Street research forecasts for public companies in the medical technology industry that Piper Jaffray believed were comparable to the Company's financial profile. Piper Jaffray selected public companies that it considered to be primarily medical technology companies with projected revenue growth between 2% and 15% in CY 2013 and CY 2014, LTM revenue greater than $50 million and less than $3 billion, LTM gross margins greater than 65%, and LTM EBITDA margins greater than 10%. Piper Jaffray excluded those companies of which the primary business is believed to be medical diagnostics.

        Based on these criteria, Piper Jaffray selected the following nine companies:

  •
  Cyberonics, Inc.

  •
  Edwards Lifesciences Corp.

  •
  Exactech, Inc.

  •
  Globus Medical, Inc..

  •
  Intuitive Surgical, Inc..

  •
  Masimo Corporation

  •
  NuVasive, Inc.

  •
  Thoratec Corp.

  •
  Vascular Solutions, Inc.

        For the selected financial profile public companies analysis, Piper Jaffray compared CY 2013 and projected CY 2014 implied EV/revenue and EV/EBITDA multiples for the Company based on the merger consideration on the one hand, to the corresponding implied EV multiples for the selected financial profile public companies based on their closing prices per share on January 31, 2014, as well as their cash and debt outstanding amounts as indicated in public filings as of such date on the other hand, as well as the Company's implied P/E multiple based on the merger consideration and the Company's projected CY 2014 earnings on the one hand, to implied P/E multiples for the selected medical technology public companies based on such closing prices per share and their respective projected CY 2014 earnings, on the other hand. CY 2013 and projected CY 2014 revenue, EBITDA and earnings for the Company were based on the estimates of the Company's management. Projected CY 2013 and projected CY 2014 revenue, EBITDA and earnings for the selected financial profile public companies were based on Wall Street consensus estimates.

        The analysis indicated the following multiples:

Selected Medical Technology Public Companies
	ArthroCare(1)	High	75th%	Mean	Median	25th%	Low
EV to projected CY 2013 revenue(2)	4.1x	6.3x	4.7x	3.8x	3.5x	2.9x	1.5x
EV to projected CY 2014 revenue	3.8x	5.8x	4.2x	3.6x	3.3x	2.8x	1.4x
EV to projected CY 2013 EBITDA(2)	16.9x	18.7x	17.7x	14.8x	14.3x	13.5x	8.2x
EV to projected CY 2014 EBITDA	16.0x	17.1x	16.1x	14.1x	15.1x	12.7x	7.5x
Equity Value to projected CY 2014 earnings	32.4x	29.7x	29.0x	24.9x	25.4x	21.2x	18.3x

(1)
Based on the merger consideration of $48.25 per share.

(2)
CY 2013 financial information for the Company was based on preliminary historical financial information.

        Based on this analysis, Piper Jaffray noted that, with respect to the Company, each of the EV multiples based on the merger consideration fell between the 75th percentile and the mean range of implied EVs for the selected medical technology public companies and that the P/E multiple exceeded the "High" of the implied P/E multiples for the selected medical technology public companies. In addition, Piper Jaffray observed that the range of implied per share values for common stock based on the mean and median for each analysis, yielded the following, as compared to the merger consideration:

Implied Per Share Value of Common Stock
CY 2013 Revenue	$42.55-$45.79
CY 2014 Revenue	$42.60-$45.86
CY 2013 Adjusted EBITDA	$41.81-$43.08
CY 2014 Adjusted EBITDA	$43.20-$45.93
CY 2014 Earnings	$37.02-$37.80
Merger Consideration	$48.25

  Selected M&A Transaction Analysis

  Orthopedics

        Piper Jaffray reviewed merger and acquisition, which we refer to as M&A, transactions involving target companies in the medical technology orthopedics industry that Piper Jaffray believed were comparable to the Company's business profile. Piper Jaffray selected transactions that were announced after January 1, 2006 for which it believed the targets to be medical technology orthopedics companies with LTM revenue greater than $50 million.

        Based on these criteria, Piper Jaffray selected the following 11 transactions:

Target	Acquiror	Date of Transaction Announcement
MAKO Surgical Corp.(1)(2)(3)	Stryker Corp.	September 25, 2013
Wright Medical Technology, Inc. (OrthoRecon)(5)	MicroPort Scientific Corporation	June 19, 2013
Orthovita, Inc.(2)(3)	Stryker Corp.	May 16, 2011
Synthes Holding AG	Johnson & Johnson	April 27, 2011
Osteotech, Inc.	Medtronic, Inc.	August 17, 2010
Abbott Spine, Inc.(4)(5)	Zimmer Holdings Inc.	September 4, 2008
Kyphon, Inc.(2)(3)	Medtronic, Inc.	July 27, 2007
DJO Opco Holdings, Inc.	ReAble Therapeutics, Inc. (Blackstone)	July 16, 2007
Plus Orthopedics Holding AG(5)	Smith & Nephew plc	March 12, 2007
Biomet, Inc.	Investment Consortium	December 18, 2006
Encore Medical Corporation	Blackstone Capital Partners	June 30, 2006

(1)
EV/LTM revenue multiple for this transaction was deemed not meaningful, for the reasons set forth below.

(2)
EV/LTM EBITDA multiple for this transaction was deemed not meaningful, for the reasons set forth below.

(3)
EV/FTM EBITDA multiple for this transaction was deemed not meaningful, for the reasons set forth below.

(4)
EV/LTM EBITDA multiple for this transaction was not available.

(5)
EV/FTM EBITDA multiple for this transaction was not available.

        For the selected orthopedics M&A transactions analysis, Piper Jaffray compared implied EV/LTM revenue and EV/LTM EBITDA multiples for the Company, based on the merger consideration, to the corresponding multiples for each selected transaction, as well as the Company's implied multiples of EV to projected revenue and EV to projected EBITDA for the 12 month period immediately following the LTM period, which we refer to as FTM, based on the merger consideration, to the corresponding multiples for each selected transaction. LTM revenues and LTM EBITDA for the Company were based on preliminary historical financial data for the 12 months ended December 31, 2013. Projected FTM revenues and FTM EBITDA for the Company were for the 12 months beginning December 31, 2013 and were based on estimates of the Company's management. FTM revenues and FTM EBITDA for the selected transactions were based on selected Wall Street research. Piper Jaffray determined that EV/revenue transaction multiples were not meaningful, and therefore omitted them, if they were negative or greater than 12.0x. Piper Jaffray determined that EV/EBITDA transaction multiples were not meaningful, and therefore omitted them, if they were negative or greater than 30.0x.

        The analysis indicated the following multiples:

Selected Orthopedics M&A Transactions
	ArthroCare(1)	High	75th%	Mean	Median	25th%	Low
EV to LTM revenue	4.1x	8.1x	4.8x	3.7x	3.3x	2.7x	1.1x
EV to FTM revenue	3.8x	11.0x	4.8x	3.9x	3.0x	2.6x	1.1x
EV to LTM EBITDA	16.9x	20.2x	15.9x	14.0x	14.2x	13.0x	5.8x
EV to FTM EBITDA	16.0x	14.8x	13.5x	12.7x	12.4x	11.7x	11.0x

(1)
Based on the merger consideration of $48.25 per share.

        Based on this analysis, Piper Jaffray noted that, with respect to the Company the EV/LTM revenue multiple fell between the 75th percentile and the mean range of implied EVs for the selected orthopedics M&A transactions, the EV/FTM revenue multiple fell between the mean and the median range of implied EVs for the selected orthopedics M&A transactions, the EV/LTM EBITDA multiple fell between the 75th percentile and the "High" range of implied EVs for the selected orthopedics M&A transactions, and the EV/FTM EBITDA multiple exceeded the "High" of the implied EVs for the selected orthopedics M&A transactions. In addition, Piper Jaffray observed that the range of implied per share values for common stock based on the mean and median for each analysis, yielded the following, as compared to the merger consideration:

Implied Per Share Value of Common Stock
LTM Revenue	$40.23 - $44.16
FTM Revenue	$39.73 - $49.69
LTM Adjusted EBITDA	$41.04 - $41.49
FTM Adjusted EBITDA	$38.82 - $39.48
Merger Consideration	$48.25

  Medical Technology—Financial Profile

        Piper Jaffray also reviewed M&A transactions involving target companies in the medical technology industry that Piper Jaffray believed were comparable to the Company's financial profile. Piper Jaffray selected transactions that were announced after January 1, 2006 for which it believed the targets to have been primarily medical technology companies with LTM revenue greater than $50 million and less than $3 billion, projected FTM revenue growth between 2% and 15%, LTM gross margin greater than 65% and LTM EBITDA margin greater than 10%. Piper Jaffray excluded transactions in which the target's primary business was believed to be medical diagnostics.

        Based on these criteria, Piper Jaffray selected the following 13 transactions:

Target	Acquiror	Date of Transaction Announcement
Given Imaging LTD	Covidien plc	December 8, 2013
Conceptus, Inc.(1)	Bayer HealthCare LLC	April 29, 2013
Kensey Nash Corp.	Royal DSM N.V.	May 3, 2012
American Medical Systems, Inc.	Endo Pharmaceuticals Holdings, Inc.	April 11, 2011
AGA Medical Holdings, Inc.	St. Jude Medical, Inc.	October 18, 2010
Micrus Endovascular Corp.	Johnson & Johnson	July 11, 2010
Somanetics Corp.	Covidien plc	June 16, 2010
Aspect Medical Systems, Inc.	Covidien plc	September 28, 2009
Mentor Corporation	Johnson & Johnson	December 1, 2008
Datascope Corp.	Getinge AB	September 16, 2008
ConvaTec (Bristol-Myers Squibb)	Avista Capital Partners and Nordic Capital	May 2, 2008
Biomet, Inc.	Investment Consortium	December 18, 2006
Guidant Corp. (certain non-CRM assets)	Abbott Laboratories	January 17, 2006

(1)
EV/LTM EBITDA multiple for this transaction was deemed not meaningful.

        For the selected financial profile M&A transactions analysis, Piper Jaffray compared the implied EV/LTM revenue and EV/LTM EBITDA multiples for the Company, based on the merger consideration, to the corresponding multiples for each selected transaction, as well as the Company's implied EV/FTM revenue and EV/FTM EBITDA multiples, based on the merger consideration, to the corresponding multiples for each selected transaction. LTM revenues and LTM EBITDA for the Company were based on preliminary historical financial data for the 12 months ended December 31, 2013. Projected FTM revenue and FTM EBITDA for the Company were for the 12 months beginning December 31, 2013 and were based on estimates of the Company's management. FTM revenues and FTM EBITDA for the selected transactions were based on selected Wall Street research. Piper Jaffray determined that EV/EBITDA ratios were not meaningful to its valuation analysis, and therefore omitted them, if they were negative or greater than 30.0x.

        The analysis indicated the following multiples:

Selected Medical Technology M&A Transactions
	ArthroCare(1)	High	75th%	Mean	Median	25th%	Low
EV to LTM revenue	4.1x	7.9x	5.2x	4.4x	4.2x	3.4x	2.0x
EV to FTM revenue	3.8x	6.9x	5.0x	4.0x	3.7x	3.2x	1.8x
EV to LTM EBITDA	16.9x	27.3x	17.2x	15.9x	15.2x	11.4x	10.2x
EV to FTM EBITDA	16.0x	28.8x	15.4x	14.6x	13.8x	10.0x	9.5x

(1)
Based on the merger consideration of $48.25 per share.

        Based on this analysis, Piper Jaffray noted that, with respect to the Company, the EV/LTM revenue multiple fell between the 25th percentile and the median range of implied EVs for the selected medical technology M&A transactions, the EV/FTM revenue multiple fell between the mean and the median range of implied EVs for the selected medical technology M&A transactions, the EV/LTM EBITDA multiple fell between the 75th percentile and the mean range of implied EVs for the selected medical technology M&A transactions, and the EV/FTM EBITDA multiple fell between the 75th percentile and the "High" range of implied EVs for the selected medical technology M&A transactions. In addition, Piper Jaffray observed that the range of implied per share values for common stock based on the mean and median for each analysis, yielded the following, as compared to the merger consideration:

Implied Per Share Value of Common Stock
LTM Revenue	$49.60 - $51.96
FTM Revenue	$47.17 - $50.21
LTM Adjusted EBITDA	$44.12 - $45.89
FTM Adjusted EBITDA	$42.45 - $44.58
Merger Consideration	$48.25

  Premiums Paid Analysis

        Piper Jaffray reviewed publicly available information for selected completed or pending M&A transactions to determine the premiums paid in such transactions over recent trading prices of the target companies prior to announcement of the transaction. Piper Jaffray selected transactions for which Piper Jaffray considered the target to be a public medical technology company, and applied, among others, the following criteria1,2:

  •
  M&A transactions between public target and acquirer seeking to purchase more than 85% of shares;

  •
  transactions announced since January 1, 2006;

  •
  enterprise value of target greater than $500 million;

  •
  100% cash consideration;

  •
  target based in North America; and

  •
  excluded transactions in which the target's primary business was medical diagnostics.

        Based on these criteria, Piper Jaffray selected 24 transactions, and the table below shows a comparison of premiums paid in the selected transactions over certain time periods to the premium that would be paid to the holders of common stock based on the merger consideration of $48.25 per share.

1
Excludes Abbott acquisition of Advanced Medical Optics, Inc. (2009) due to premiums greater than 200% resulting from certain unfavorable regulatory and operating circumstances at Advanced Medical Optics, Inc.

2
Excludes Warburg Pincus's acquisition of Bausch & Lomb Holdings, Inc. (2007) because Bausch & Lomb Holdings, Inc. was not primarily a medical technology company.

        The analysis indicated the following premiums:

		Selected Transactions
	ArthroCare(1)	High	75th%	Mean	Median	25th%	Low
Premium 1 day prior (to announcement of merger)(2)	6.3%	86%	30%	26%	24%	19%	5%
Premium 1 day prior (to announcement of DOJ settlement)(3)	18.9%	—	—	—	—	—	—
Premium 1 week prior (to announcement of merger)(4)	2.6%	78%	29%	25%	26%	19%	3%
Premium 4 weeks prior (to announcement of merger)(5)	21.4%	107%	34%	32%	30%	24%	12%
Premium to 52 week closing high(6)	0.5%	68%	25%	15%	14%	8%	(28)%

(1)
Based on the merger consideration of $48.25.

(2)
Based on the closing price per share of $45.38 on January 31, 2014.

(3)
Based on the closing price per share of $40.58 on January 7, 2014, which represents the last closing price prior to the announcement of a $30 million settlement with the DOJ.

(4)
Based on the closing price per share of $47.05 on January 24, 2014.

(5)
Based on the closing price per share of $39.73 on January 3, 2014.

(6)
Based on the closing price per share of $48.00 on January 21, 2014.

        The premiums paid analysis showed that the premiums over the market prices at the selected dates for common stock implied by the merger consideration fell between the "Low" and the 25th percentile range of premiums paid in the selected transactions, except for the premium 1 week prior, which fell below the "Low" of premiums paid in the selected transactions. In addition, Piper Jaffray observed that the range of implied per share values for common stock, based on the mean and median for each analysis yielded the following, as compared to the merger consideration.

Implied Per Share Value of Common Stock
Premium 1 day prior (to announcement of merger)	$50.25 - $51.01
Premium 1 day prior (to announcement of DOJ settlement)	$56.20 - $57.04
Premium 1 week prior (to announcement of merger)	$58.93 - $59.30
Premium 4 weeks prior (to announcement of merger)	$51.54 - $52.58
Premium to 52 week closing high	$54.96 - $55.26
Merger consideration	$48.25

  Discounted Cash Flows Analysis

        Using a discounted cash flows analysis, Piper Jaffray calculated an estimated range of theoretical enterprise values for the Company based on the net present value of (i) projected unlevered free cash flows from December 31, 2013 to December 31, 2018, discounted back to December 31, 2013 and (ii) a projected terminal value at December 31, 2018 based upon terminal year multiples of projected EBITDA, discounted back to December 31, 2013. The free cash flows for each year and terminal year EBITDA were calculated from the Financial Forecasts, which were provided to Piper Jaffray by the Company and are described under "—Certain Financial Forecasts." Piper Jaffray calculated the range of net present values for unlevered free cash flows for such periods based on a range of discount rates ranging from 9.1% to 11.1%, based on its estimation of the Company's weighted average cost of capital. Piper Jaffray calculated a range of terminal values using terminal EBITDA multiples ranging from 10.0x to 12.0x applied to projected 2018 EBITDA, and discounted such resulting values back to December 31, 2013 using a range of discount rates ranging from 9.1% to 11.1%.

        This analysis resulted in implied per share values for common stock ranging from $39.98 to $48.43. Piper Jaffray observed that the merger consideration was within the range of implied per share values derived from this analysis.

  Other Information—Company Analyst Price Targets

        Piper Jaffray also noted for the Board of Directors the following additional information that was not relied upon in rendering its opinion, but was provided for informational purposes.

        Piper Jaffray reviewed selected Wall Street research equity analyst per share target prices for Company common stock as of January 6, 2014 (the day prior to announcement of the DOJ settlement). The range of these target prices was $38.00 to $48.00, with an average target price of $44.17.

        Additionally, Piper Jaffray reviewed selected Wall Street research equity analyst per share target prices for Company common stock available as of January 31, 2014 (the last trading day prior to announcement of the merger). The range of these target prices was $43.00 to $60.00, with an average target price of $51.17. No revenue or earnings per share estimates underlying such target prices changed since the target price estimates as of January 6, 2014, with the exception of one analyst who had raised estimated 2013 revenue by $400,000.

  Miscellaneous

        The summary set forth above does not contain a complete description of the analyses performed by Piper Jaffray and reviewed with the Board of Directors, but summarizes the material analyses performed by Piper Jaffray in rendering its opinion. The preparation of a fairness opinion is not necessarily susceptible to partial analysis or summary description. Piper Jaffray believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses or of the summary, without considering the analyses as a whole or all of the factors included in its analyses, would create an incomplete view of the processes underlying the analyses set forth in the Piper Jaffray opinion. In arriving at its opinion, Piper Jaffray considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Instead, Piper Jaffray made its determination as to fairness on the basis of its experience and financial judgment after considering the results of all of its analyses. In addition, the ranges of valuations resulting from any particular analysis described above should not be taken to be Piper Jaffray's view of the actual value of common stock.

        None of the selected companies or transactions used in the analyses above is directly comparable to the Company or the merger. Accordingly, an analysis of the results of the comparisons is not purely mathematical; rather, it involves considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies and target companies in the selected transactions and other factors that could affect the public trading value or transaction value of the companies involved.

        Piper Jaffray performed its analyses for purposes of providing its opinion to the Board of Directors. In performing its analyses, Piper Jaffray made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Certain of the analyses performed by Piper Jaffray were based upon the Financial Forecasts (as described under "—Certain Financial Forecasts" below), which are not necessarily indicative of actual future results and may be significantly more or less favorable than actual future results. These financial projections are inherently subject to uncertainty because, among other things, they are based upon numerous factors or events beyond the control of the parties or their respective advisors. Neither Piper Jaffray nor the Company assumes responsibility if future results are materially different from projected financial results.

        Piper Jaffray's opinion was one of many factors taken into consideration by the Board of Directors in making the determination to approve the merger agreement. While Piper Jaffray provided advice to the Board of Directors during the Company's negotiations with Smith & Nephew, the Company's Board of Directors determined the amount of merger consideration and Piper Jaffray did not recommend any specific amount or type of merger consideration.

        Piper Jaffray relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to Piper Jaffray or discussed with or reviewed by Piper Jaffray. Piper Jaffray further relied upon the assurances of the management of the Company that the financial information provided to Piper Jaffray by the management of the Company was prepared on a reasonable basis in accordance with industry practice, and that the management of the Company was not aware of any information or facts that would make any information provided to Piper Jaffray incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of its opinion, Piper Jaffray assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by Piper Jaffray, that such information was reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. Piper Jaffray expressed no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. Piper Jaffray relied, with consent of the Board of Directors, on advice of the outside counsel, and independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax and financial reporting matters with respect to the Company and the merger agreement.

        In arriving at its opinion, Piper Jaffray assumed that the executed merger agreement was in all material respects identical to the last draft reviewed by Piper Jaffray. Piper Jaffray relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the merger agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, including that the Company's Series A Preferred Stock would be converted into common stock prior to consummation of the merger, (iii) the merger will be consummated pursuant to the terms of the merger agreement without amendments thereto and (iv) all conditions to the consummation of the merger will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, Piper Jaffray assumed that all the necessary regulatory approvals and consents required for the merger will be obtained in a manner that would not adversely affect the Company or the contemplated benefits of the merger.

        In arriving at its opinion, Piper Jaffray did not perform any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, and Piper Jaffray was not furnished or provided with any such appraisals or valuations, nor did Piper Jaffray evaluate the solvency of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by Piper Jaffray in connection with its opinion were going concern analyses. Piper Jaffray expressed no opinion regarding the liquidation value of the Company or any other entity. Without limiting the generality of the foregoing, Piper Jaffray undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject, and at the Company's direction and with its consent, Piper Jaffray's opinion made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. Piper Jaffray also assumed that neither the Company nor Smith & Nephew is party to any material pending transaction, including without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the merger.

        Piper Jaffray's opinion was necessarily based upon the information available to it and facts and circumstances as they existed and were subject to evaluation on the date of its opinion. Events occurring after the date of its opinion could materially affect the assumptions used in preparing its opinion. Piper Jaffray did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion and does not have any obligation to update, revise or reaffirm its opinion.

        Piper Jaffray's opinion addressed solely the fairness, from a financial point of view, to holders of common stock of the proposed merger consideration set forth in the merger agreement and did not address any other terms or agreement relating to the merger or any other terms of the merger agreement. Piper Jaffray was not requested to opine as to, and its opinion does not address, the basic business decision to proceed with or effect the merger, the merits of the merger relative to any alternative transaction or business strategy that may be available to the Company, Smith & Nephew's ability to fund the merger consideration, or any other terms contemplated by the merger agreement or the fairness of the merger to any other class of securities, creditor or other constituency of the Company. Furthermore, Piper Jaffray expressed no opinion with respect to the amount or nature of compensation to any officer, director or employee of any party to the merger, or any class of such persons, relative to the merger consideration or with respect to the fairness of any such compensation.

  Information about Piper Jaffray

        As a part of its investment banking business, Piper Jaffray is regularly engaged in the valuation of businesses in the medical technology and other industries and their securities in connection with mergers and acquisitions, underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. The Board of Directors selected Piper Jaffray to be its financial advisor and render its fairness opinion in connection with the merger on the basis of such experience and its familiarity with the Company.

        Piper Jaffray acted as a financial advisor to the Company in connection with the merger and will receive a fee, currently estimated to be approximately $14.77 million from the Company, which is contingent upon the consummation of the merger, except for $1 million of such fee which has been earned by Piper Jaffray for rendering its fairness opinion and is creditable against the total fee. The opinion fee was not contingent upon the consummation of the merger or the conclusions reached in Piper Jaffray's opinion. The Company has also agreed to indemnify Piper Jaffray against certain liabilities and reimburse Piper Jaffray for certain expenses in connection with its services. In the ordinary course of its business, Piper Jaffray and its affiliates may actively trade securities of the Company and Parent HoldCo for its own account or the account of its customers and, accordingly, may at any time hold a long or short position in such securities. In the ordinary course of its business, Piper Jaffray also publishes research on the common stock of the Company and the common stock of Parent HoldCo. Piper Jaffray may also, in the future, provide investment banking and financial advisory services to the Company or Parent HoldCo or entities that are affiliated with the Company or Parent HoldCo, for which Piper Jaffray would expect to receive compensation. Piper Jaffray has acted as financial advisor to the Company in the two years prior to the issuance of its fairness opinion, including having rendered a fairness opinion to the Board of Directors in connection with the Company's acquisition of ENTrigue Surgical, Inc. in June 2013, for which Piper Jaffray received compensation. Piper Jaffray has not received fees or other compensation from Parent HoldCo in the two years prior to the issuance of its fairness opinion.

        Consistent with applicable legal and regulatory requirements, Piper Jaffray has adopted policies and procedures to establish and maintain the independence of Piper Jaffray's research department and personnel. As a result, Piper Jaffray's research analysts may hold opinions, make statements or recommendations and/or publish research reports with respect to the Company and the merger and other participants in the merger that differ from the opinions of Piper Jaffray's investment banking personnel.

Certain Financial Forecasts

        The Company, as a matter of course, does not make public projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. In the normal course of business planning, each year our management prepares, for internal use, certain financial forecasts with respect to the Company's business plans for the immediately succeeding three year period. These financial forecasts are part of an annual strategic plan that is discussed and reviewed with our Board of Directors. In late 2013, our management prepared certain financial forecasts for the Company with respect to fiscal years 2014, 2015 and 2016, which were included in a strategic plan provided to our Board of Directors and which were subsequently updated to reflect the final 2014 budget for the Company approved by our Board of Directors in December 2013. We refer to the strategic plan, as updated for the final 2014 budget approved by our Board of Directors, as the 2013 Strategic Plan.

        In addition, in December 2013, and in connection with the Company's evaluation of the potential acquisition by Smith & Nephew of the Company, our management prepared additional financial forecasts for fiscal years 2017 and 2018 (which we refer to, together with the 2013 Strategic Plan, as the Financial Forecasts). The Financial Forecasts were provided to Piper Jaffray for use in connection with the preparation of its valuation analysis with respect to the Company and to our Board of Directors in connection with its consideration of the merger. We provided the three potential acquirers that entered into confidentiality agreements with us in connection with a potential acquisition of the Company, other than Smith & Nephew, with a summary of our revenue projections (based on the 2013 Strategic Plan) and our main business initiatives planned for the 2014 - 2016 period. We provided Smith & Nephew with the Financial Forecasts (other than with respect to fiscal years 2017 and 2018). We did not provide any financial forecasts, including the Financial Forecasts, to any other third parties in connection with a potential acquisition of the Company.

        The Financial Forecasts were necessarily based on a variety of assumptions and estimates. The assumptions and estimates underlying the Financial Forecasts may not be realized and are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control. The assumptions and estimates used to create the Financial Forecasts involve judgments made with respect to, among other things, when new planned products would be available in the market, the effects of changes to our distribution organization, the adoption rate for new products during the forecast period, future procedure volumes, the ability of the Company to maintain market share, future product pricing, cost of goods sold, selling and marketing expenses, research and development spending, general and administrative expenses, income tax rates and the factors described under "Risk Factors" in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013 and the Company's other filings with the SEC, all of which are difficult to predict and some of which are outside of our control. The Financial Forecasts also reflect assumptions as to certain business decisions that do not reflect any of the effects of the merger, or any other changes that may in the future affect us or our assets, business, operations, properties, policies, corporate structure, capitalization and management as a result of the merger or otherwise. Accordingly, there can be no assurance that the assumptions and estimates used to prepare the Financial Forecasts will prove to be accurate, and actual results may materially differ.

        The inclusion of the Financial Forecasts in this proxy statement should not be regarded as an indication that the Company, Smith & Nephew or any of our respective advisors or representatives considered or consider the Financial Forecasts to be an accurate prediction of future events, and the Financial Forecasts should not be relied upon as such. None of the Company, Smith & Nephew or any of our respective advisors or representatives has made or makes any representation regarding the information contained in the Financial Forecasts, and except as may be required by applicable securities laws, none of them intend to update or otherwise revise or reconcile the Financial Forecasts to reflect circumstances existing after the date such Financial Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Financial Forecasts are shown to be in error. ArthroCare's stockholders are cautioned not to place undue reliance on the Financial Forecasts included in this proxy statement, and such projected financial information should not be regarded as an indication that the Company, our Board of Directors, Piper Jaffray, Smith & Nephew or any other person considered, or now considers, them to be reliable predictions of future results, and they should not be relied upon as such.

        A summary of the Financial Forecasts is set forth below.

	2014	2015	2016	2017	2018
Total Revenue	$405	$441	$488	$522	$559
COGS	129	133	148	161	173

Gross Profit	276	308	340	361	386
Operating Expenses
R&D	35	38	39	41	42
G&A	32	34	34	35	37
S&M	134	140	150	162	173
Amortization of Intangibles	2	2	1	1	1

Operating Income(1)	$73	$94	$115	$122	$132
Interest and Other Income (Exp.)	0	0	0	0	0

Pre-tax Income	73	94	115	122	132
Tax Provision(2)	21	24	29	31	33
Net Income(1)	$53	$70	$86	$91	$99

EPS (Adjusted)	$1.49	$1.97	$2.37	$2.47	$2.66
Shares Outstanding (Includes Preferred)	35.3	35.8	36.3	36.8	37.3
EBITDA
Operating Income	$73	$94	$115	$122	$132
Depreciation & Amortization	15	15	16	16	17
Stock Based Compensation	8	8	8	8	8

Adjusted EBITDA(1)(3)	$96	$117	$139	$146	$157
Unlevered Free Cash Flow
Operating Income	$73	$94	$115	$122	$132
Cash Taxes Paid(4)	(13)	(22)	(27)	(29)	(32)
Net Operating Profit After Taxes	60	72	88	93	101

Depreciation & Amortization	15	15	16	16	17
Stock Based Compensation	8	8	8	8	8
Capital Expenditures	(31)	(28)	(12)	(12)	(12)
Eleven Blade Earnout	—	—	(3)	—	—
Change in Working Capital	(2)	(5)	(6)	(6)	(6)
Unlevered Free Cash Flow(5)	$50	$62	$91	$99	$108

Growth and Margins
Revenue Growth	7%	9%	11%	7%	7%
Gross Margin	68%	70%	70%	69%	69%
Operating Margin	18%	21%	24%	23%	24%
Adjusted EBITDA Margin	24%	27%	28%	28%	28%
Net Margin	13%	16%	18%	17%	18%

(1)
Excludes investigation and restatement related costs as defined in the Company's Annual Report on Form 10-K for the year ending December 31, 2013.

(2)
Net of tax impact of add-back for investigation and restatement costs.

(3)
Non-GAAP measure. For this purpose, Adjusted EBITDA represents net income before stock-based compensation expense, income tax and depreciation and amortization.

(4)
Assumes net operating loss utilization of $13.2 million in 2014 and $6.3 million for years 2015-2018.

(5)
Non-GAAP measure. For this purpose, Unlevered Free Cash Flow represents operating income before cash taxes paid, depreciation and amortization, stock based compensation, Eleven Blade earnout and change in working capital. Unlevered Free Cash flow forecasts in the 2013 Strategic Plan provided to Smith & Nephew were $69 million and $89 million in 2015 and 2016, respectively. The differences were due to different forecasts for the Company's capital expenditures in 2015 (attributable to finalization in 2014 of capital expenditures relating to the 2013 construction of a manufacturing facility in Costa Rica) and the exclusion of adjustments relating to projected ENTrigue future contingent consideration payments, which the Company's management estimates to have a fair value of $14.5 million, as calculated by applying the income approach using a Monte Carlo simulation method. If management's estimates of ENTrigue future contingent consideration payments were included, Unlevered Free Cash Flows would have been $61 million in 2015, $89 million in 2016, $90 million in 2017 and $94 million in 2018.

        Although presented with numerical specificity, the Financial Forecasts are not actual facts and reflect numerous assumptions, estimates and judgments as to future events made by our management, including assumptions, estimates and judgments noted above. Moreover, the Financial Forecasts are based on certain future business decisions that are subject to change. The Financial Forecasts generally take into account estimated future tax rates. There can be no assurance that the assumptions, estimates and judgments used to prepare the Financial Forecasts will prove to be accurate, and actual results may differ materially from those contained in the Financial Forecasts. The inclusion of the Financial Forecasts in this proxy statement should not be regarded as an indication that such Financial Forecasts will be predictive of actual future results, and the Financial Forecasts should not be relied upon as such. The Financial Forecasts are forward-looking statements.

        The Financial Forecasts should be read together with the historical financial statements of the Company, which have been filed with the SEC, and the other information regarding the Company contained elsewhere in this proxy statement. None of the Financial Forecasts were prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither our independent auditors, nor any other independent accountants (including, without limitation, Smith & Nephew's), have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information or United States generally accepted accounting principles ("GAAP") but, in the view of the Company's management, the Financial Forecasts were prepared on a reasonable basis. The report of the Company's independent registered public accounting firm included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 relates to the Company's historical financial information. It does not extend to the Financial Forecasts and should not be read to do so.

Interests of Our Directors and Executive Officers in the Merger

        The Company's executive officers and the members of our Board of Directors may be deemed to have certain interests in the merger and related transactions that may be different from, or in addition to, those of the Company's stockholders generally. Those interests may create potential conflicts of interest. Our Board of Directors was aware of those interests and considered them, among other matters, in reaching its decision to approve the merger agreement and related transactions.

  Merger Consideration for Shares of Common Stock

        The directors and executive officers of the Company who own shares of Company common stock will receive the same per share merger consideration ($48.25) on the same terms and conditions as the other stockholders of the Company. As of March 14, 2014, the directors and executive officers of the Company beneficially owned, in the aggregate 6,170,185 shares of Company common stock, which for purposes of this subsection includes any converted preferred shares but excludes any shares of Company common stock held in the Company's 401(k) Plan or issuable upon exercise or settlement, as applicable, of Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares held by such individuals. The directors and executive officers would receive an aggregate of $297,711,410 in cash, without interest, less any required withholding taxes, in connection with the merger for such shares of Company common stock. For a description of the treatment of Company Options, Company Stock Appreciation Rights, Company RSUs, and Company Performance Shares held by the directors and executive officers of the Company, see below under the heading "Interests of our Directors and Executive Officers in the Merger—Merger Agreement—Effect of the Merger on Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares." For a description of the treatment of shares of Company common stock held in the Company's 401(k) Plan by the executive officers of the Company, see below under the heading "Interests of our Directors and Executive Officers in the Merger—Merger Agreement—Effect of the Merger on Shares of Company Common Stock under the Company's 401(k) Plan."

        The following table sets forth, as of March 14, 2014, the cash consideration that each executive officer and director would be entitled to receive in respect of outstanding shares of Company common stock beneficially owned by him or her (excluding shares underlying Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares and shares held in the Company's 401(k) Plan).

Name	Number of Shares	Consideration Payable in Respect of Shares ($)
David Fitzgerald	153,985	7,429,776
Todd Newton	26,097	1,259,180
James L. Pacek	11,074	534,321
Scott Schaffner	10,808	521,486
Jean Woloszko	21,787	1,051,223
Gayle Wiley	0	0
Bruce Prothro	4,270	206,012
Richard Rew	21,068	1,016,531
Fred Dinger III	0	0
James G. Foster	26,270	1,267,528
Barbara D. Boyan, Ph.D.	19,276	930,067
Peter L. Wilson	30,763	1,484,315
Tord B. Lendau	6,239	301,032
Gregory A. Belinfanti	5,833,155	281,449,729	(1)
Christian P. Ahrens	5,833,155	281,449,729	(1)
Fabiana Lacerca-Allen	0	0
Terrence E. Geremski	5,393	260,212

(1)
This figure includes the converted preferred shares and 13,617 shares released to Gregory A. Belinfanti and 13,617 shares released to Christian P. Ahrens. For purposes of computing the aggregate number of shares owned by directors and executive officers and the aggregate consideration payable in respect of such shares, shares held by the OEP entities (beneficial ownership of which is attributed to both Messrs. Belinfanti and Ahrens in their capacities as officers of OEP Parent) have only been counted once.

  Merger Agreement

  Effect of the Merger on Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares

  Company Options.

        As of March 14, 2014, Company directors and executive officers held an aggregate of 762,399 Company Options. Pursuant to the terms of the merger agreement, immediately prior to the effective time of the merger, the vesting and exercisability of all Company Options will be accelerated in full.

        Immediately prior to the effective time of the merger, each outstanding Company Option will be cancelled. The holders of any such Company Options with an exercise price per share less than $48.25 will, in consideration of the cancellation of each such Company Option, be entitled to receive, as soon as practicable after the effective time of the merger, an amount in cash determined by multiplying (x) the excess of the per share merger consideration of $48.25 over the applicable exercise price of such Company Option by (y) the number of shares of Company common stock subject to such Company Option. The cash payments for Company Options are subject to all relevant withholding and other taxes required by applicable law.

        The table below sets forth information regarding the Company Options held by each of the Company's executive officers and directors, as of March 14, 2014, having an exercise price per share of Company common stock less than $48.25 pursuant to the terms of the merger agreement as described above.

Name	Shares Subject to Vested Company Options	Weighted Average Exercise Price Per Share for Vested Company Options ($)	Consideration Payable in Respect of Vested Company Options(1) ($)	Shares Subject to Accelerated Company Options	Weighted Average Exercise Price Per Share for Accelerated Company Options ($)	Consideration Payable in Respect of Accelerated Company Options(1) ($)	Total(1) ($)
David Fitzgerald	190,769	24.26	4,577,019	4,062	26.24	89,405	4,666,423
Todd Newton	125,754	25.53	2,857,187	37,593	32.53	590,800	3,447,987
James L. Pacek	67,914	25.56	1,540,759	16,301	31.81	268,020	1,808,779
Scott Schaffner	73,388	27.73	1,505,958	17,732	32.13	285,914	1,791,873
Jean Woloszko	34,568	28.50	682,882	18,268	31.58	304,517	987,399
Gayle Wiley	0	0	0	15,221	36.90	172,758	172,758
Bruce Prothro	23,768	28.82	461,748	14,680	31.50	245,946	707,694
Richard Rew	57,721	25.92	1,289,011	16,109	31.87	263,794	1,552,805
Fred Dinger III	245	46.48	434	18,306	39.21	165,511	165,944
James G. Foster	10,000	24.69	235,600	0	0	0	235,600
Barbara D. Boyan, Ph.D.	0	0	0	0	0	0	0
Peter L. Wilson	10,000	24.69	235,600	0	0	0	235,600
Tord B. Lendau	10,000	24.69	235,600	0	0	0	235,600
Gregory A. Belinfanti	0	0	0	0	0	0	0
Christian P. Ahrens	0	0	0	0	0	0	0
Fabiana Lacerca-Allen	0	0	0	0	0	0	0
Terrence E. Geremski	0	0	0	0	0	0	0
(1)
The amounts reported in the table above (i) disregard Company Options that have an exercise price per share equal to or greater than $48.25, and (ii) do not reflect any taxes payable by the option holders.

  Company Stock Appreciation Rights.

        As of March 14, 2014, Company directors and executive officers held an aggregate of 87,083 Company Stock Appreciation Rights. Pursuant to the terms of the merger agreement, immediately prior to the effective time of the merger, the vesting and exercisability of all Company Stock Appreciation Rights will be accelerated in full.

        Immediately prior to the effective time of the merger, each outstanding award of Company Stock Appreciation Rights will be cancelled. The holders of such awards of Company Stock Appreciation Rights having an exercise price per share of less than $48.25 will, in consideration of the cancellation of each such award of Company Stock Appreciation Rights, be entitled to receive, as soon as practicable after the effective time of the merger, an amount in cash determined by multiplying (x) the excess of the per share merger consideration of $48.25 over the applicable exercise price per share of such award of Company Stock Appreciation Rights by (y) the number of shares of Company common stock underlying such award of Company Stock Appreciation Rights. The cash payments for Company Stock Appreciation Rights are subject to all withholding and other taxes required by applicable law.

        The table below sets forth information regarding the Company Stock Appreciation Rights held by each of the Company's executive officers and directors, as of March 14, 2014, having an exercise price per share of Company common stock less than $48.25 pursuant to the terms of the merger agreement as described above. There are no unvested Company Stock Appreciation Rights held by the Company's executive officers or directors as of March 14, 2014.

Name	Shares Subject to Vested Company Stock Appreciation Rights	Weighted Average Purchase Price Per Share for Vested Company Stock Appreciation Rights ($)	Consideration Payable in Respect of Vested Company Stock Appreciation Rights(1) ($)
David Fitzgerald	11,814	41.35	81,503
Todd Newton	0	0	0
James L. Pacek	8,456	43.51	40,081
Scott Schaffner	0	0	0
Jean Woloszko	8,507	43.51	40,323
Gayle Wiley	0	0	0
Bruce Prothro	0	0	0
Richard Rew	0	0	0
Fred Dinger III	0	0	0
James G. Foster	11,623	41.30	80,786
Barbara D. Boyan, Ph.D.	11,432	41.25	80,070
Peter L. Wilson	12,005	41.40	82,219
Tord B. Lendau	11,432	41.25	80,070
Gregory A. Belinfanti	0	0	0
Christian P. Ahrens	0	0	0
Fabiana Lacerca-Allen	0	0	0
Terrence E. Geremski	11,814	41.35	81,503

(1)
The amounts reported in the table above (i) disregard Company Stock Appreciation Rights that have an exercise price per share equal to or greater than $48.25, and (ii) do not reflect any taxes payable by the holder of the rights.

  Company RSUs.

        As of March 14, 2014, Company directors and executive officers held an aggregate of 255,840 Company RSUs, including, with respect to the Company directors, any Company RSUs the settlement of which will be deferred until retirement, resignation or other departure from membership on the Board of Directors by such director.

        Immediately prior to the effective time of the merger, each outstanding award of Company RSUs will be cancelled. The holders of such Company RSUs will, in consideration of the cancellation of each award of Company RSUs, be entitled to receive, as soon as practicable after the effective time of the merger, an amount in cash determined by multiplying (x) the per share merger consideration of $48.25 by (y) the number of shares of Company common stock underlying such award of Company RSUs. The cash payments for Company RSUs are subject to all withholding and other taxes required by applicable law.

        The table below sets forth information regarding the Company RSUs held by each of the Company's executive officers and directors as of March 14, 2014 pursuant to the terms of the merger agreement as described above.

Name	Shares Subject to Company RSUs	Consideration Payable in Respect of Company RSUs(1) ($)
David Fitzgerald	35,636	1,719,437
Todd Newton	18,567	895,858
James L. Pacek	9,004	434,443
Scott Schaffner	12,139	585,707
Jean Woloszko	15,094	728,286
Gayle Wiley	4,065	196,136
Bruce Prothro	13,168	635,356
Richard Rew	8,574	413,696
Fred Dinger III	5,089	245,544
James G. Foster	18,999	916,702
Barbara D. Boyan, Ph.D.	18,374	886,546
Peter L. Wilson	19,536	942,612
Tord B. Lendau	18,112	873,904
Gregory A. Belinfanti	17,957	866,425
Christian P. Ahrens	17,957	866,425
Fabiana Lacerca-Allen	4,508	217,511
Terrence E. Geremski	19,061	919,693

(1)
The amounts in this column do not reflect any taxes payable by the equity award holders.

  Company Performance Shares.

        As of March 14, 2014, Company directors and executive officers held an aggregate of 399,994 Company Performance Shares (at target), which the Company currently estimates will be deemed to vest immediately prior to the effective time of the merger with respect to an aggregate of 133,329 shares of Company common stock, which constitutes one-third of the target number of shares of Company common stock subject to all awards of Company Performance Shares.

        The performance achievement for the performance period associated with awards of Company Performance Shares will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger), and the vesting of such Company Performance Share awards will be accelerated based upon such performance achievement, (but in no event will less than one-third of the target number of shares subject to each award of Company Performance Shares vest).

        Immediately prior to the effective time of the merger, each outstanding award of Company Performance Shares will be cancelled. The holders of such Company Performance Shares will, in consideration of the cancellation of each award of Company Performance Shares, be entitled to receive, as soon as practicable after the effective time of the merger, an amount in cash determined by multiplying (x) the per share merger consideration of $48.25 by (y) the greater of (A) the number of Company Performance Shares that vest immediately prior to the effective time based upon the Company's assessment of performance, and (B) one-third of the target number of Company Performance Shares underlying such award. The cash payments for Company Performance Shares are subject to all withholding and other taxes required by applicable law.

        The table below sets forth information regarding the Company Performance Shares held by each of the Company's executive officers, except for Mr. Dinger and Ms. Wiley who do not hold any Company Performance Shares, as of March 14, 2014. No directors other than Mr. Fitzgerald hold Company Performance Shares.

Name	Company Performance Shares(1)	Company Performance Shares Expected to Vest Immediately Prior to the Effective Time(2)	Consideration Payable in Respect of Company Performance Shares(3) ($)
David Fitzgerald	57,142	19,047	919,018
Todd Newton	57,142	19,047	919,018
James L. Pacek	57,142	19,047	919,018
Scott Schaffner	57,142	19,047	919,018
Jean Woloszko	57,142	19,047	919,018
Bruce Prothro	57,142	19,047	919,018
Richard Rew	57,142	19,047	919,018

(1)
The amounts in this column constitute the target number of Company Performance Shares held by the individual irrespective of Company performance.

(2)
The amounts in this column constitute one-third of the target number of shares of Company common stock underlying the awards of Company Performance Shares held by the individual.

(3)
The amounts in this column reflect the consideration payable in respect of the Company Performance Shares that are expected to vest immediately prior to the effective time of the merger and do not reflect any taxes payable by the equity award holders.

  Effect of the Merger on Shares of Company Common Stock under the Company's 401(k) Plan

        Pursuant to the terms of the merger agreement, effective as of immediately prior to the effective time of the merger, unless otherwise directed in writing by Smith & Nephew at least five business days prior to the effective time of the merger, the Company will terminate the Company's 401(k) Plan. Participant accounts in the Company's 401(k) Plan also include holdings of the Company's common stock. As of March 14, 2014, the executive officers of the Company beneficially owned, in the aggregate, 4,828 shares of Company common stock held in the Company's 401(k) Plan. The executive officers would receive an aggregate of $232,951 in cash, without interest, in connection with the merger for their shares of Company common stock held in the Company's 401(k) Plan. Each share of Company common stock held in the Company's 401(k) Plan will be canceled immediately prior to the effective time of the merger and converted into the right to receive the per share merger consideration of $48.25.

        No directors, other than Mr. Fitzgerald, participate in the Company's 401(k) Plan. The table below sets forth information regarding the amount of cash consideration each of the Company's executive officers will receive pursuant to the merger agreement with respect to shares in the Company's 401(k) Plan held by each executive officer as of March 14, 2014.

Name	Shares Held under the Company's 401(k) Plan	Consideration Payable in Respect of Shares Held under the Company's 401(k) Plan ($)
David Fitzgerald	416	20,072
Todd Newton	413	19,928
James L. Pacek	996	48,057
Scott Schaffner	305	14,717
Jean Woloszko	831	40,096
Gayle Wiley	0	0
Bruce Prothro	936	45,162
Richard Rew	931	44,921
Fred Dinger III	0	0

  Continuing Employees

        The merger agreement provides that, during the period beginning at the effective time of the merger and ending on the first anniversary thereof, Smith & Nephew will, or will cause its subsidiaries to, provide to each employee who is actively employed by the Company or its subsidiaries at the effective time of the merger, each of whom we refer to as a Covered Employee, which may include each of our executive officers, and who is located primarily (i) in the United States, compensation and benefits that are substantially comparable in the aggregate to the compensation and benefits (other than equity compensation and other long-term incentives, change in control, retention, transition, stay or similar arrangements) that were provided to each such Covered Employee under the Company's benefit plans immediately prior to the effective time of the merger and (ii) outside the United States, compensation and benefits that, as determined by Smith & Nephew in its sole discretion, either (x) were provided to each such Covered Employee under the Company's benefit plans immediately prior to the effective time of the merger or (y) are provided to similarly situated employees of Smith & Nephew and its subsidiaries (other than the Company and its subsidiaries).

        In addition, the merger agreement provides that in the event any Covered Employee, including each of our executive officers, first becomes eligible to participate under any employee benefit plan, program, policy or arrangement of Smith & Nephew or any of its subsidiaries, each of which we refer to as a Parent Plan, following the effective time of the merger, Smith & Nephew will, or will cause its subsidiaries to, use reasonable best efforts to waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to each such Covered Employee under any Parent Plan providing medical, dental or vision benefits to the same extent each such limitation would have been waived or satisfied under the Company's benefit plan such Covered Employee participated in immediately prior to coverage under such Parent Plan and provide each such Covered Employee with credit for any copayments and deductibles paid under the Company's benefit plan prior to each such Covered Employee's coverage under any Parent Plan during the calendar year in which such amount was paid, to the same extent such credit was given under the Company's benefit plan each such Covered Employee participated in immediately prior to coverage under such Parent Plan in satisfying any applicable deductible or out-of-pocket requirements under such Parent Plan. Finally, as of the immediately prior to effective time of the merger, Smith & Nephew will, or will cause its subsidiaries to, recognize all service of each Covered Employee immediately prior to the effective time of the merger, with the Company and its subsidiaries for vesting and eligibility purposes (but not for benefit accrual purposes, except for vacation and severance, as applicable).

  Annual Bonus Programs

        For each of our executive officers, the Company will determine the amount of the 2013 fiscal year annual cash bonuses for eligible employees who participate in the Company's 2013 Annual Bonus Plan for all executive officers and the President/Chief Executive Officer, in the ordinary course of business, based on actual performance and level of achievement of the applicable performance targets in accordance with the terms of the Company's 2013 Annual Bonus Plan for all executive officers and the President/Chief Executive Officer as approved by the Compensation Committee of our Board of Directors.

  Employment and Continuity Agreements

        The Company has entered into employment agreements with each of chief executive officer, David Fitzgerald, and its chief financial officer, Todd Newton, and continuity agreements with each of James L. Pacek, Scott Schaffner, Jean Woloszko, Bruce Prothro, Richard Rew, Fred Dinger III and Gayle Wiley, the terms of which are summarized below.

  Continuity Agreements with James L. Pacek, Scott Schaffner, Jean Woloszko, Bruce Prothro, Richard Rew, Fred Dinger III and Gayle Wiley

        Pursuant to the continuity agreements with each of Messrs. Pacek, Schaffner, Rew and Dinger and Ms. Wiley, in the event of a termination of employment without "cause" at any time prior to the occurrence of a "change in control" or after the 24-month period following a "change in control" (each, as defined in the applicable continuity agreement) of the Company, subject to the executive executing and not revoking a release against the Company, the executive will be entitled to receive (i) severance pay for a term of six months immediately commencing with the termination of the executive's employment with the Company, at a rate equal to the executive's base salary, not including bonus, in effect immediately prior to the executive's termination, and (ii) reimbursements, not to exceed $650 per month (Messrs. Pacek, Rew and Dinger and Ms. Wiley) or $1,500 per month (Mr. Schaffner), for the amount of his or her premium payment for group health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, which we refer to as COBRA, until the earlier of (A) the time that the executive no longer constitutes a qualified beneficiary (as such term is defined in Section 4980B(g)(1) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code) and (B) the date six months following the executive's termination. If the executive's employment is terminated as a result of the executive's disability or death, then the executive will not be entitled to receive severance or other benefits under the continuity agreement, but will be eligible for those benefits as may be established under our existing severance and benefits plans and policies at the time of the disability or death. Messrs. Prothro and Woloszko are not eligible for severance benefits outside a change in control pursuant to their continuity agreements.

        In addition, pursuant to the continuity agreements for Messrs. Pacek, Schaffner, Prothro, Rew, Dinger and Woloszko and Ms. Wiley, if the executive's employment with the Company terminates in an "involuntary termination" (as defined in the continuity agreements) at any time within 24 months after a change in control, then, subject to the executive (except for Messrs. Woloszko and Prothro) executing and not revoking a release against the Company, the executive will be entitled to receive (i) severance pay payable in installments during the 24-month period following the executive's termination of employment at a rate equal to the executive's "current compensation" (as defined below), (ii) reimbursements, not to exceed $650 per month (Messrs. Pacek, Rew, Prothro, Woloszko and Dinger and Ms. Wiley) or $1,500 per month (Mr. Schaffner), for the amount of his or her premium payment for group health coverage pursuant to COBRA until the earlier of (A) the time that the executive no longer constitutes a qualified beneficiary and (B) the date 24 months following the executive's termination (provided that if our obligations cease due to the executive no longer constituting a qualified beneficiary, we will make a lump sum payment to the executive, on the 18 months following the date of the executive's termination of employment, equal to the product of the last monthly reimbursement paid to the executive multiplied by six), (iii) executive-level outplacement services for 24 months at our expense, not to exceed $15,000, and (iv) accelerated vesting with respect to 100% of the shares underlying any outstanding Company Options, Company Stock Appreciation Rights or Company RSUs. "Current compensation" means an amount equal to the greater of (i) the executive's base compensation earned in the fiscal year preceding the fiscal year of the executive's termination; or (ii) the executive's base compensation for the fiscal year of the executive's termination, including 100% of any bonus which the executive could have earned during such fiscal year, assuming the achievement of all relevant executive and Company goals, milestones and performance criteria.

        Upon a change in control, the vesting of 50% of any outstanding unvested Company Options, Company Stock Appreciation Rights and Company RSUs that the executives then hold will be accelerated as of such change in control. Upon a change in control that constitutes a "hostile takeover" (as defined in the applicable continuity agreement), the vesting of 100% of any outstanding unvested Company Options, Company Stock Appreciation Rights and Company RSUs that the executives then hold will be accelerated as of such change in control.

        Under their continuity agreements, Messrs. Pacek, Prothro and Rew and Woloszko are eligible for Company reimbursement of any golden parachute excise tax paid or payable by them in connection with the merger. See "Proposal 3—Advisory Vote on Named Executive Officer Golden Parachute Compensation—Specified Compensation that may Become Payable to our Named Executive Officers in Connection with the Merger" on page 115 of this proxy statement for additional information on this excise tax. In the event that any payment or other benefit under the continuity agreement would be subject to the excise tax imposed by Section 4999 of the Code, then the executive will be entitled to receive an additional payment from us, equal to 100% of any excise tax actually paid or payable by the executive in connection with the benefits under the continuity agreement, plus an additional payment from us in such amount that, after payment of all taxes (including, without limitation, any interest and penalties on such taxes and the excise tax), the executive retains an amount equal to the reimbursement payment. As described below, we did not include this excise tax reimbursement provision in the new employment agreements for Messrs. Fitzgerald and Newton, and Messrs. Schaffner and Dinger and Ms. Wiley are not eligible for this excise tax reimbursement under their continuity agreements.

  Employment Agreement with David Fitzgerald

        We have entered into an amended and restated employment agreement with Mr. Fitzgerald in connection with his employment with the Company. Under this agreement, if Mr. Fitzgerald's employment is involuntarily terminated without cause or he resigns due to a constructive termination of his employment (an "involuntary termination," as defined in Mr. Fitzgerald's employment agreement) within 24 months following a "change in control" (as defined in Mr. Fitzgerald's employment agreement), subject to Mr. Fitzgerald executing and not revoking a release against the Company, Mr. Fitzgerald would be entitled to receive (i) severance payable in installments equal to the sum of (A) his base salary (on a monthly basis) multiplied by 24 months, plus (B) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination occurs (with it deemed that all performance goals have been met at 100% of budget or plan) multiplied by two, (ii) reimbursement equal to $1,500 per month for 24 months which is intended to reimburse his premium payments, if any, for group health coverage elected by him pursuant to COBRA, and (iii) the accelerated vesting of all of Mr. Fitzgerald's outstanding equity awards as to 100% of the unvested shares at the time of the involuntary termination.

        In the event Mr. Fitzgerald's employment is terminated as a result of an involuntary termination at any time prior to the occurrence of a change in control or after the 24-month period following a change in control, subject to Mr. Fitzgerald executing and not revoking a release against the Company, Mr. Fitzgerald would be entitled to receive (i) severance in a lump-sum payment in an amount equal to

(A) his base salary (on a monthly basis) multiplied by 18 months, plus (B) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination of employment occurs (with it deemed that all performance goals have been met at 100% of budget or plan) multiplied by 1.5, and (ii) reimbursement equal to $1,500 per month for 18 months which is intended to reimburse his premium payments, if any, for group health coverage elected by him pursuant to COBRA. If Mr. Fitzgerald's employment is terminated as a result of his death or disability, he will not be entitled to any other severance or other benefits, except that the vesting of all of Mr. Fitzgerald's outstanding equity awards will be automatically accelerated.

        Upon a change in control, the vesting of all of Mr. Fitzgerald's outstanding equity awards will be accelerated as to 100% of the then-unvested shares. The amended and restated employment agreement also provides for automatic acceleration of vesting of Mr. Fitzgerald's equity awards in the event of the formal acceptance by our Board of Directors of Mr. Fitzgerald's resignation under circumstances acceptable to our Board of Directors. In addition, in the event of Mr. Fitzgerald's resignation as described in the previous sentence, each Company Option held by Mr. Fitzgerald which was granted to him while he was serving as our President and Chief Executive Officer will remain exercisable until the first anniversary of his resignation or, if earlier, the date on which the Company Option would have expired without regard to his resignation or service with the Company.

  Employment Agreement with Todd Newton

        We have entered into an employment agreement with Mr. Newton in connection with his employment with the Company, which was amended in December 2009 and January 2012. Under Mr. Newton's amended employment agreement, if Mr. Newton's employment is involuntarily terminated without cause or he resigns due to a constructive termination of his employment (an "involuntary termination," as defined in Mr. Newton's employment agreement) within 24 months following a "change in control" (as defined in Mr. Newton's employment agreement), subject to Mr. Newton executing and not revoking a release against the Company, Mr. Newton would be entitled to receive (i) severance equal to the sum of (A) his base salary (on a monthly basis) multiplied by 24 months, plus (B) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination occurs (with it deemed that all performance goals have been met at 100% of budget or plan) multiplied by two, (ii) reimbursement equal to $1,500 per month for 24 months which is intended to reimburse his premium payments, if any, for group health coverage elected by him pursuant to COBRA, and (iii) the accelerated vesting of all of Mr. Newton's outstanding equity awards as to 100% of the unvested shares at the time of the involuntary termination.

        In the event Mr. Newton's employment is terminated as a result of an involuntary termination at any time prior to the occurrence of a change in control or after the 24-month period following a change in control, subject to Mr. Newton executing and not revoking a release against the Company, Mr. Newton would be entitled to receive (i) severance in a lump-sum payment in an amount equal to (A) his base salary (on a monthly basis) multiplied by 12 months, plus (B) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination occurs (with it deemed that all performance goals have been met at 100% of budget or plan), and (ii) reimbursement equal to $1,500 per month for 12 months which is intended to reimburse his premium payments, if any, for group health coverage elected by him pursuant to COBRA. If Mr. Newton's employment is terminated as a result of his death or disability, he will not be entitled to any other severance or other benefits.

        Upon a change in control, the vesting of all of Mr. Newton's outstanding equity awards will be accelerated as to 50% of the then-unvested Company Options and Company Stock Appreciation Rights and 100% of the then-unvested Company RSUs. Upon a change in control that constitutes a "hostile takeover" (as defined in Mr. Newton's employment agreement), the vesting of 100% of any outstanding unvested equity awards that Mr. Newton then holds will be accelerated as of such change in control.

        See "Proposal 3—Advisory Vote On Named Executive Officer Golden Parachute Compensation" for additional information, including the estimated values of the potential change-in-control and severance benefits payable to each named executive officer in connection with the merger. The foregoing descriptions of the employment agreements with Messrs. Fitzgerald and Newton and the continuity agreements with Messrs. Pacek, Schaffner, Prothro, Rew, Dinger and Woloszko and Ms. Wiley do not purport to be complete and are qualified in their entirety by reference to the agreements.

  Potential Payments Upon a Termination in Connection with a Change in Control

        If the merger is completed in accordance with the terms of the merger agreement, the consummation of the merger will constitute a "change in control" under the terms of the employment agreements and continuity agreements with the Company's executive officers. The table below describes the estimated potential payments to each of the Company's executive officers under the terms of the executive's employment agreement or continuity agreement. The amounts shown reflect only the additional payments or benefits that the executive would receive if he or she experiences a qualifying termination immediately after the merger; the amounts reported below do not include the value of payments or benefits that have been earned, or any amounts associated with equity awards that vest pursuant to their terms prior to the merger. For purposes of calculating the potential payments set forth in the table below, we have assumed that (i) the effective time of the merger and the date of termination were March 14, 2014 and (ii) the stock price was $48.25 per share, which is the per share merger consideration. The amounts shown in the table are estimates only, as the actual amounts that may be paid upon an individual's termination of employment (if applicable) can only be determined at the actual time of such termination.

Name	Benefit	Termination of Employment within 24 Months after the Merger ($)
David Fitzgerald	Salary, Severance Payments(1)	2,088,000
	Health Insurance Benefits(2)	36,000
	Company Options—Unvested and Accelerated(3)	89,405
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	1,719,437
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	4,851,860
Todd Newton	Salary, Severance Payments(1)	1,361,892
	Health Insurance Benefits(2)	36,000
	Company Options—Unvested and Accelerated(3)	590,800
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	895,858
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	3,803,568
James L. Pacek	Salary, Severance Payments(1)	981,348
	Health Insurance Benefits(5)	15,600
	Outplacement Services(6)	15,000
	Tax Reimbursement(7)	820,549
	Company Options—Unvested and Accelerated(3)	268,020

Name	Benefit	Termination of Employment within 24 Months after the Merger ($)
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	434,443
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	3,453,978
Scott Schaffner	Salary, Severance Payments(1)	1,005,039
	Health Insurance Benefits(2)	36,000
	Outplacement Services(6)	15,000
	Company Options—Unvested and Accelerated(3)	285,914
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	585,707
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	2,846,678
Jean Woloszko	Salary, Severance Payments(1)	849,940
	Health Insurance Benefits(5)	15,600
	Outplacement Services(6)	15,000
	Tax Reimbursement(7)	775,163
	Company Options—Unvested and Accelerated(3)	304,517
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	728,286
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	3,607,524
Gayle Wiley	Salary, Severance Payments(1)	769,080
	Health Insurance Benefits(5)	15,600
	Outplacement Services(6)	15,000
	Company Options—Unvested and Accelerated(3)	172,758
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	196,136
	Company Performance Shares—Unvested and Accelerated(4)	0
	Total Payments Upon Termination	1,168,574

Name	Benefit	Termination of Employment within 24 Months after the Merger ($)
Bruce Prothro	Salary, Severance Payments(1)	845,677
	Health Insurance Benefits(5)	15,600
	Outplacement Services(6)	15,000
	Tax Reimbursement(7)	741,795
	Company Options—Unvested and Accelerated(3)	245,946
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	635,356
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	3,418,392
Richard Rew	Salary, Severance Payments(1)	916,586
	Health Insurance Benefits(5)	15,600
	Outplacement Services(5)	15,000
	Tax Reimbursement(7)	795,468
	Company Options—Unvested and Accelerated(3)	263,794
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	413,696
	Company Performance Shares—Unvested and Accelerated(4)	919,018
	Total Payments Upon Termination	3,339,162
Fred Dinger III	Salary, Severance Payments(1)	930,000
	Health Insurance Benefits(5)	15,600
	Outplacement Services(6)	15,000
	Company Options—Unvested and Accelerated(3)	165,511
	Company Stock Appreciation Rights—Unvested and Accelerated(3)	0
	Company RSUs—Unvested and Accelerated(4)	245,544
	Company Performance Shares—Unvested and Accelerated(4)	0
	Total Payments Upon Termination	1,371,655

(1)
Amount reported represents cash severance payment equal to (i) for amounts under the employment agreements, (a) the executive's monthly base salary multiplied by 24, plus (b) an amount equal to the cash portion of the executive's target annual bonus for the fiscal year in which the termination occurs multiplied by two or (ii) for amounts under the continuity agreements, the executive's "current compensation" for the 24-month period following the executive's termination of employment.

(2)
Amount reported represents $1,500 per month for 24 months which is the maximum amount payable by the Company to reimburse his premium payments for group health coverage elected by the executive pursuant to COBRA.

(3)
The value of the unvested and accelerated Company Options and Company Stock Appreciation Rights is the difference between the per share merger consideration of $48.25 and the exercise price of the equity award, multiplied by the number of unvested shares as of March 14, 2014 consistent with the methodology applied under SEC Regulation M-A Item 1011(b) and

  Regulation S-K Item 402(t)(2). The amounts in this column (i) disregard Company Options and Company Stock Appreciation Rights with an exercise price per share equal to or greater than $48.25 and (ii) do not reflect any taxes payable by the equity award holders.

(4)
The value of the accelerated vesting of Company RSUs and Company Performance Shares is based on the merger consideration of $48.25 per share and does not reflect any taxes payable by the holders. The performance achievement for the performance period associated with awards of Company Performance Shares will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger), and the vesting of such Company Performance Share awards will be accelerated based upon such performance achievement, subject to a minimum achievement equal to one-third of the target number of shares subject to each award of Company Performance Shares.

(5)
Amount reported represents $650 per month for 24 months which is the maximum amount payable by the Company to reimburse premium payments payable by the executive for group health coverage elected by the executive pursuant to COBRA.

(6)
Amount represents the maximum value of outplacement services to be provided for up to 24 months.

(7)
Amount represents Company reimbursement of any golden parachute excise tax paid or payable by the executive. In the event that any payment or other benefit under the continuity agreement would be subject to the excise tax imposed by Section 4999 of the Code, the executive officer will be entitled to receive an additional payment from us, equal to 100% of any excise tax actually paid or payable by the executive in connection with the benefits under the continuity agreement, plus an additional payment from us in such amount that after payment of all taxes (including, without limitation, any interest and penalties on such taxes and the excise tax), the executive officer retains an amount equal to the reimbursement payment. The excise tax amount and payment determinations are based on our best estimate of each executive's liabilities under Section 4999 of the Code, assuming the change in control and qualifying termination occurred on June 15, 2014 and that the applicable tax rates for 2014 are not changed by legislation after June 15, 2014, and based on each executive officer's unvested equity awards as of June 15, 2014.

  New Management Arrangements

        After the announcement of the merger, Smith & Nephew has had preliminary discussions with certain executive officers of the Company, including certain of the Company's "named executive officers," regarding potential retention agreements or arrangements, and may enter into definitive agreements or arrangements with them regarding their employment and related compensation and benefits, in each case, on a going-forward basis following the consummation of the merger. No such agreements or arrangements have been reached as of the date of this proxy statement, and there can be no assurances that agreement on the terms of any such agreements or arrangements will be reached with any of these executives in the future.

  Director Compensation

        Our Non-employee Director Compensation Plan provides a compensation mix of cash and Company RSUs, the settlement of which will be deferred until retirement, resignation or other departure from membership on the Board of Directors by such director, the value of which is made up 40% in cash and 60% in Company RSUs.

        Upon election to the Board of Directors, a new non-employee director will receive an initial equity grant valued at $175,000 in Company RSUs, with the exact number of Company RSUs granted determined based on the closing price of our common stock on the date of grant. The initial Company RSUs will vest over five years, with 20 percent vesting on each of the first five anniversaries of the grant date, subject to continued service. Upon annual re-election to the Board of Directors, each non-employee director will receive a grant of Company RSUs with a value of $110,000, with the exact number of Company RSUs granted determined based on the closing price of our common stock on the date of grant. The annual Company RSUs will vest over three years, with one-third vesting on each anniversary of the grant date, subject to continued service. Vesting of all Company RSUs will be fully accelerated for any director (i) upon the death or disability of such director if the disability reasonably prevents continued service as a director or (ii) upon a change in control (which will include the merger). Actual delivery to each director of vested shares under all such Company RSUs will be deferred until retirement, resignation or other departure from membership on the Board of Directors by such director. Cash compensation is paid quarterly. If a director holds two chairmanships or is the Lead Director and chairman of a committee, that director will receive the higher amount of compensation associated with the two positions. Our 2013 director compensation is outlined below. A similar program is in place for 2014 director compensation:

Position	Target Annual Retainer(1) ($)	Target Annual Equity Grant RSUs(2) ($)	Total Target Value Cash and Equity ($)
Director	63,038	110,000	173,038
Lead Independent Director	94,556	110,000	204,556
Audit Chair	84,050	110,000	194,050
Compensation Chair	78,797	110,000	188,797
Nominating and Corporate Governance Committee Chair	73,544	110,000	183,544

(1)
The annual retainer is effective January 1, 2013.

(2)
The amount reflects the target 2013 grant date value of RSUs. The RSUs are scheduled to vest over three years, with one-third vesting to occur on each of the first three anniversaries of the grant date.

  Indemnification of Directors and Officers

        Subject to certain limitations, our bylaws provide that our directors and officers will be indemnified and further provide for the advancement to them of expenses incurred in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by Delaware law. We are also expressly authorized to purchase and maintain directors' and officers' insurance providing further protection for our directors and officers. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and officers.

        The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

        Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

Delisting and Deregistration of Our Common Stock

        If the merger is completed, our common stock will no longer be listed on NASDAQ and will be deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

Material U.S. Federal Income Tax Consequences

        The following discussion summarizes the material U.S. federal income tax consequences of the merger to holders of Company common stock. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

        This discussion assumes that holders of our common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of our common stock in light of such holder's particular circumstances, nor does it discuss the special considerations applicable to holders of our common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their common stock through the exercise of options or otherwise as compensation, holders who hold their common stock as part of a hedge, straddle, constructive sale or conversion transaction, and holders whose functional currency is not the U.S. dollar. This discussion does not address the impact of the Medicare contribution tax, any aspect of foreign, state, local, alternative minimum, estate, gift or other tax law that may be applicable to a holder. In addition, this discussion does not address the U.S. federal income tax consequences to dissenting stockholders or holders of our common stock who acquired their shares through stock option or stock purchase plan programs or in other compensatory arrangements.

        We intend this discussion to provide only a general summary of the material U.S. federal income tax consequences of the merger to holders of our common stock. We do not intend it to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger. The U.S. federal income tax laws are complex and subject to varying interpretation. Accordingly, the Internal Revenue Service may not agree with the tax consequences described in this proxy statement.

        If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding common stock, you should consult your own tax advisor regarding the U.S. federal income tax consequences of the merger to you.

        All holders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares of our common stock pursuant to the merger.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

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  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        A "non-U.S. holder" is a beneficial owner (other than a partnership or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) of our common stock that is not a U.S. holder.

  U.S. Holders

        The conversion of shares of our common stock into cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger (determined before the deduction of any applicable withholding taxes) and such U.S. holder's adjusted tax basis in the shares converted into cash pursuant to the merger. A U.S. holder's adjusted tax basis will generally equal the price the U.S. holder paid for such shares. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holder's holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of our common stock at different times or different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock.

        A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently, 28%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a payee's U.S. federal income tax liability, if any, provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner. All U.S. holders surrendering shares of our common stock pursuant to the merger should complete and sign, under penalty of perjury, the Internal Revenue Service Form W-9 included as part of the Letter of Transmittal and return it to the paying agent to provide the information, including such holder's taxpayer identification number, and certifications necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to us and the paying agent). Corporations are not subject to backup withholding.

  Non-U.S. Holders

        Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

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  the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to U.S. federal income tax on such gain in the same manner as a U.S. holder, provided such non-U.S. holder provides an Internal Revenue Service Form W-8ECI and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

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  the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax on the non-U.S. holder's net gain realized in the merger, which may be offset by U.S. source capital losses of the non-U.S. holder, if any; or

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  the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the Company's outstanding common stock at any time during the five years preceding the merger, and the Company is or has been a "United States real property holding corporation" for U.S. federal income tax purposes at any time during such non-U.S. holder's ownership of more than 5% of the Company's common stock. Although there can be no assurances in this regard, the Company does not believe that it is or was a "United States real property holding corporation" for U.S. federal income tax purposes.

        A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently, at a rate of 28%) with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is not a United States person (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder's U.S. federal income tax liability, if any. In order to avoid backup withholding, a non-U.S. holder surrendering shares of our common stock pursuant to the merger should complete and sign an appropriate Form W-8 which may be obtained from the paying agent or at www.irs.gov.

        THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES RELEVANT TO COMPANY STOCKHOLDERS. THE TAX CONSEQUENCES OF THE MERGER MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. YOU SHOULD CONSULT YOUR TAX ADVISOR CONCERNING THE FEDERAL, STATE, LOCAL, FOREIGN AND/OR OTHER TAX CONSEQUENCES OF THE MERGER TO YOU.

 Regulatory Matters

        Under the HSR Act, we cannot complete the merger until we and Smith & Nephew have filed Notification and Report Forms with the Antitrust Division and the FTC, and the applicable waiting period is terminated by the FTC or expires. The termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. On February 24, 2014, ArthroCare and Smith & Nephew each filed a Notification and Report Form under the HSR Act with the FTC and the DOJ. On March 13, 2014, the FTC granted early termination of the waiting period under the HSR Act.

        We and Smith & Nephew have also sought approvals from the competition authorities in Germany and the United Kingdom. These approvals are conditions to closing.

        The parties filed a notification with the German FCO on February 28, 2014. On March 28, 2014, the FCO unconditionally cleared the transaction within the statutory Phase I review period.

        In the United Kingdom, the notification submitted by the parties was accepted as complete with effect from March 24, 2014. This means that there is an administrative deadline for the CMA to conclude its Phase I procedure on May 21, 2014. This deadline is not binding on the CMA but is adhered to in nearly all procedures. At the end of the Phase I procedure the CMA can either decide to clear the transaction unconditionally or, if the CMA decides that there is a realistic prospect that the transaction may result in a substantial lessening of competition, it may refer the transaction for a Phase II investigation or accept undertakings from the parties in lieu of a reference. At the end of a Phase II investigation, the CMA may clear the transaction unconditionally or prohibit the transaction if it decides that the consummation of the transaction absent proposed conditions would lead to a substantial lessening of competition unless the CMA decides to accept undertakings from the parties as a condition of clearance.

  Commitment to Obtain Approvals

        We and Smith & Nephew have agreed to use our reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to complete the merger. These reasonable best efforts include an obligation to obtain and maintain all approvals and consents required to be obtained from any governmental authority that are necessary, proper or advisable to complete the merger, including defending, contesting and resisting claims and proceedings by governmental authorities challenging the merger.

        Neither ArthroCare nor Smith & Nephew is required, however, to take any action that is a burdensome condition, except for the agreed actions. A burdensome condition includes any settlement, consent decree, or similar agreement with any governmental authority regarding the transaction or any divestiture, hold separate, or other similar action with respect to businesses, assets, or properties. Agreed actions include the negotiation of, and entry into, a non-exclusive worldwide license with one or two third parties, for use in the RF field in sports medicine, for certain intellectual property, including patents and know-how, and for certain technical, development and other information and files. Agreed actions also include the negotiation of and entry into certain transitional technical support agreements, transitional manufacturing or interim supply agreements, and other ancillary agreements that governmental authorities customarily require in connection with settlements, consent decrees and similar agreements. Please see the section entitled "The Merger Agreement—Required Efforts to Consummate the Merger" for further information.

Appraisal Rights

        Holders of shares of our common stock who do not vote in favor of the proposal to adopt the merger agreement and who properly perfect appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL which is attached to this proxy statement as Annex C. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262 of the DGCL.

        Under the DGCL, record holders of our common stock who do not wish to accept the per share merger consideration provided for in the merger agreement have the right to seek appraisal of their shares of Company common stock and to receive payment for the fair value of their shares of Company common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The "fair value" of shares of Company common stock as determined by the Delaware Court of Chancery may be more than, less than, or equal to the merger consideration per share that holders are otherwise entitled to receive under the terms of the merger agreement. These rights are known as appraisal rights. Company stockholders who do not vote in favor of the proposal to adopt the merger agreement, who properly demand appraisal for their shares of Company common stock in compliance with the provisions of Section 262 of the DGCL, or Section 262, and who hold of record shares of Company common stock continuously through the effective time of the merger and do not otherwise withdraw or lose the right to appraisal under Delaware law will be entitled to appraisal rights. Strict compliance with the statutory procedures in Section 262 is required. Failure to follow precisely any of the statutory requirements will result in the loss of appraisal rights.

        Under Section 262, when a merger agreement is to be submitted for adoption at a meeting of stockholders, the company submitting the matter to a vote of stockholders must notify the stockholders, who were stockholders on the record date for notice of the special meeting with respect to shares for which appraisal rights are available, that appraisal rights will be available not less than twenty days before the meeting to vote on the transaction. A copy of Section 262 must be included with such notice. This proxy statement/prospectus constitutes ArthroCare's notice to its stockholders that appraisal rights are available in connection with the merger and the full text of Section 262 is attached to this proxy statement/prospectus as Annex C, in compliance with the requirements of Section 262. Holders of shares of our common stock who wish to consider exercising appraisal rights should carefully review the text of Section 262 contained in Annex C. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of appraisal rights under the DGCL. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company common stock, ArthroCare believes that a stockholder who is considering exercising such rights should seek the advice of legal counsel.

        Holders of shares of our common stock who wish to demand appraisal of their shares must deliver to ArthroCare a written demand for appraisal of the holder's shares of Company common stock before the vote is taken to approve the proposal to adopt the merger agreement. The demand must reasonably inform ArthroCare of the identity of the holder of record of shares of Company common stock who intends to demand appraisal of his, her or its shares of Company common stock. A stockholder seeking appraisal of his or her shares may not vote in favor of the proposal to adopt the merger agreement. In addition, a holder of shares of Company common stock wishing to exercise appraisal rights must hold of record the shares of Company common stock on the date the written demand for appraisal is made and must continue to hold such shares of Company common stock of record through the effective time of the merger.

        A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the merger agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must either submit a proxy containing instructions to vote against the proposal to adopt the merger agreement or abstain from voting on the proposal to adopt the merger agreement. Voting against or failing to vote for the proposal to adopt the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the merger agreement.

        All demands for appraisal should be addressed to ArthroCare's General Counsel, 7000 West William Cannon Drive, Building 1, Austin, Texas, 78735, and must be delivered before the vote is taken to approve the proposal to adopt the merger agreement at the ArthroCare special meeting. The demand must reasonably inform ArthroCare of the identity of the stockholder and the intention of the stockholder to demand appraisal of the "fair value" of his, her or its shares of Company common stock. A stockholder's failure to deliver the written demand to ArthroCare prior to the taking of the vote on the adoption of the merger agreement at the special meeting of ArthroCare stockholders will constitute a waiver of appraisal rights.

        Only a holder of record of shares of Company common stock is entitled to demand an appraisal of the shares registered in that holder's name. Accordingly, to be effective, a demand for appraisal by a stockholder of Company common stock must be made by, or in the name of, the record stockholder. The demand must set forth fully and correctly the record stockholder's name as it appears on the stockholder's stock certificate(s) or in the transfer agent's records, in the case of uncertificated shares, should specify the stockholder's mailing address and the number of shares registered in the stockholder's name, and must state that the person intends thereby to demand appraisal of the stockholder's shares in connection with the merger. The demand cannot be made by the beneficial owner if he or she does not also hold the shares of Company common stock of record. The beneficial holder must, in such cases, have the registered owner, such as a broker, bank or other nominee, submit the required demand with respect to those shares of Company common stock. If a stockholder holds shares of Company common stock through a broker or bank who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder. If you hold your shares of Company common stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        If shares of Company common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in that capacity. If the shares of Company common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, bank or other nominee, who holds shares of Company common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of Company common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Company common stock as to which appraisal is sought. Where no number of shares of Company common stock is expressly mentioned, the demand will be presumed to cover all shares of Company common stock held in the name of the record owner.

        Within ten days after the effective time of the merger, the surviving corporation in the merger must give written notice of the effective date of the merger to each stockholder of ArthroCare who has complied with Section 262 and who did not vote in favor of the proposal to adopt the merger agreement. At any time within sixty days after the effective time of the merger, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the consideration specified by the merger agreement for that stockholder's shares of Company common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than sixty days after the effective time of the merger will require written approval of the surviving corporation.

        Except with respect to a demand for appraisal that is properly withdrawn by the stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party within sixty days after the effective date of the merger, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the court deems just.

        Within 120 days after the effective time of the merger, but not thereafter, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Company common stock held by all such stockholders. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation has no obligation to file such petition and has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. In the event that the surviving corporation does not file such petition, it is the obligation of the holders of Company common stock to initiate all necessary action to perfect their appraisal rights with respect to shares of Company common stock within the time prescribed in Section 262. The failure of a stockholder to file such a petition within the period specified in Section 262 could nullify the stockholder's previous written demand for appraisal. In addition, within 120 days after the effective time of the merger, any stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement, will be entitled to receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares of Company common stock not voted in favor of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after such written request has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of Company common stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition for appraisal or request from the surviving corporation such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, then the surviving corporation will be obligated, within twenty days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of Company common stock and with whom agreements as to the value of their shares of Company common stock have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares of Company common stock, and who hold shares represented by certificates, to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of Company common stock, the Delaware Court of Chancery will appraise the shares of Company common stock, determining their fair value as of the effective time of the merger after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of Company common stock. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment.

        Neither ArthroCare nor Smith & Nephew anticipates offering more than the per share merger consideration provided for in the merger agreement to any stockholder exercising appraisal rights and they reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the "fair value" of a share of Company common stock is less than the per share merger consideration. In determining "fair value," the court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., 457 A.2d 701 (Del. 1983), the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered and that "[f]air price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc.,

634 A.2d 345 (Del. 1993), the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Costs of the appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Company common stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares of Company common stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Company common stock, other than with respect to payment as of a record date prior to the effective time of the merger. If no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder otherwise fails to perfect his or her appraisal rights, successfully withdraws or loses such holder's right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder's shares of Company common stock will be deemed to have been converted at the effective time of the merger into the right to receive the merger consideration pursuant to the merger agreement. In addition, in the circumstances described above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the merger consideration offered pursuant to the merger agreement.

        Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights. In view of the complexity of Section 262 of the DGCL, ArthroCare stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

 Smith & Nephew's Financing of the Merger

        The funds necessary to consummate the merger and related transactions and pay related expenses includes a maximum aggregate price of approximately $1.7 billion to pay holders of the Company's common stock and holders of Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares the amounts due to them under the merger agreement, based upon the number of shares of the Company's common stock, Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares outstanding as of March 14, 2014. Smith & Nephew has represented that it has, or will have prior to and at closing, sufficient funds to consummate the merger. Under the merger agreement, Parent HoldCo has guaranteed the performance of Smith & Nephew's obligations under the merger agreement, including payment of the merger consideration.

        The funds necessary to consummate the merger and related transactions and pay related expenses will be financed from Smith & Nephew's debt facilities, including the syndicated term loan and revolving credit facility described below, and cash balances.

        In connection with the preparation of this proxy statement, Smith & Nephew and Parent Holdco have also provided the Company with the following information regarding certain debt facilities entered into by Parent Holdco and the role of J.P. Morgan Limited as financial advisor to Parent Holdco.

        On February 3, 2014, Parent Holdco entered into a $1.4 billion term loan facility agreement arranged by Barclays Bank PLC and J.P. Morgan Limited with J.P. Morgan Europe Limited as facility agent, in which JPMorgan Chase Bank, N.A. and Barclays Bank PLC each committed $700 million. On March 24, 2014, that original term loan was replaced with a $1.4 billion syndicated term loan facility agreement with thirteen financial institutions, including Barclays Bank PLC and JPMorgan Chase Bank, N.A., as lenders. JPMorgan Chase Bank, N.A. committed $114 million of the total $1.4 billion syndicated term loan.

        On March 24, 2014, Parent Holdco also replaced its existing $1.0 billion revolving credit facility with a new $1.0 billion revolving credit facility with thirteen financial institutions, including Barclays Bank PLC and JPMorgan Chase Bank, N.A., as lenders. JPMorgan Chase Bank, N.A. committed $76.9 million of the total $1.0 billion revolving credit facility. Parent Holdco had planned to enter into the new revolving credit facility regardless of the merger as part of its ordinary course operations.

        J.P. Morgan Limited also acted as financial advisor to Parent Holdco in connection with the merger. Pursuant to an engagement letter dated January 31, 2014, Parent Holdco has agreed to reimburse J.P. Morgan Limited for its expenses incurred in performing its services, including customary travel and other expenses and fees and expenses of their legal counsel. In addition, Parent Holdco has agreed to indemnify J.P. Morgan Limited and its affiliates, subsidiaries, ultimate parent and subsidiaries of such parent, and their respective directors, officers and employees against certain liabilities and expenses related to or arising out of J.P. Morgan Limited's engagement.

        J.P. Morgan Limited and its affiliates expect to receive up to $7 million in underwriting, arrangement and financial advisor fees in connection with the original term loan, the syndicated term loan, the new revolving credit facility and the financial advisor engagement.

        Since January 1, 2012, J.P. Morgan Limited and certain affiliates have provided, and are currently providing, to Parent Holdco and its affiliates, financial advisory and financing services, including service by J.P. Morgan Cazenove as one of two brokers of record for Parent Holdco. Since January 1, 2012, J.P. Morgan Limited and/or its affiliates have received aggregate fees of approximately $0.2 million for commercial or investment banking services provided to Parent Holdco and its affiliates, which does not include certain ordinary course transaction banking related charges such as wire transfers, cheque clearing, lock-box, foreign exchange and escrow services. These aggregate fees also are exclusive of any fees payable in connection with the merger or the loans described above. J.P. Morgan Limited and certain affiliates may also seek to provide financial advisory and financing services to Parent Holdco and its affiliates in the future and would expect to receive fees for rendering of these services.

Legal Proceedings Relating to the Merger

        Shortly following the announcement of the merger, eight putative class action and/or derivative lawsuits were filed in the Court by alleged stockholders of ArthroCare against various combinations of the Company, the individual directors of the Company, Smith & Nephew, Merger Sub, Parent HoldCo, the OEP Entities, J.P. Morgan Securities, and JPMorgan Chase & Co. By orders entered on February 25, March 14, and March 19, 2014, the Court consolidated these actions under the Consolidated Action and appointed co-lead plaintiffs and co-lead counsel.

        On March 18, 2014, co-lead plaintiffs filed the Complaint in the Consolidated Action. The Complaint generally alleges, among other things, that the directors of the Company breached their fiduciary duties to the Company's stockholders and that Smith & Nephew, Merger Sub, Parent HoldCo, the OEP Entities, J.P. Morgan Securities, and JPMorgan Chase & Co. aided and abetted these fiduciary breaches. In support of these claims, the lawsuits generally allege, among other things, that the merger consideration undervalues the Company, that the sales process leading up to the merger was flawed and influenced by conflicts of interest, that JPM, J.P. Morgan Securities, and the OEP Entities directed the sale of the Company to Smith & Nephew in order to facilitate OEP's exit from its investment in the Company, assist OEP and JPM in the spinoff of OEP out of JPM, and obtain for JPM and its affiliates fees for roles as financial advisor to Smith & Nephew in the merger and in the transaction financing for the merger, and that the merger agreement contains deal-protection provisions that unduly favor Smith & Nephew and deter potential superior proposals.

        The Complaint also alleges that the merger violates Section 203. In support of this claim, the Complaint alleges that Smith & Nephew became an owner of 15% or more of the Company's voting securities and an interested stockholder in the Company (as those terms are defined in Section 203) by engaging J.P. Morgan Securities and a JPM subsidiary as its financial advisor and loan underwriter, respectively, in connection with the merger. In light of this allegation, the Complaint further alleges that because the merger is not subject to approval of holders of 66 2/3% of the Company's outstanding shares (other than those shares deemed to be owned by Smith & Nephew), the merger violates Section 203.

        The Complaint also alleges that the merger violates, and that the Company failed to enforce, certain standstill provisions of the OEP SPA. The Complaint further alleges that the preliminary proxy statement filed by the Company on March 6, 2014 omits certain material information concerning, among other things, the process leading up to the merger, the financial interests of, and roles in the merger by, JPM and the OEP Entities, the inputs and analyses in Piper Jaffray's fairness opinion analysis, and the role of Goldman Sachs & Co.

        On March 21, 2014, the Court scheduled a hearing for April 28-29, 2014, at which it will hear planitiffs' motion to preliminarily enjoin the merger and hear, on an expedited basis, the parties' arguments on whether Section 203 applies to the merger.

        The lawsuits seek, among other things, declaratory judgment, to enjoin the merger, unspecified money damages, costs and attorneys' and experts' fees. We believe these lawsuits are meritless and intend to defend against them.

Effects on the Company if the Merger is Not Completed

        If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the merger. Instead, we would remain an independent public company and shares of our common stock would continue to be listed and traded on NASDAQ. In addition, if the merger is not completed, we expect that management will operate our business in a manner similar to that in which it is being operated today and that our stockholders will continue to be subject to the same risks and opportunities to which our business is currently subject, including, without limitation, risks related to the highly competitive industry in which we operate and adverse economic conditions.

        Furthermore, if the merger is not completed, and depending on the circumstances that would have caused the merger not to be completed, it is likely that the price of our common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of our common stock would return to the price at which it trades as of the date of this proxy statement.

        Accordingly, if the merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of our common stock. If the merger is not completed, our Board of Directors will continue to evaluate and review our business operations, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and may continue to seek to identify strategic alternatives to enhance stockholder value. If the merger agreement is not adopted by our stockholders or if the merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operation will not be adversely impacted.

        In addition, if the merger agreement is terminated, under specified circumstances, we may be required to pay Smith & Nephew a termination fee of $54.9 million as described in "The Merger Agreement—Termination Fee Payable by ArthroCare."

THE MERGER AGREEMENT

        The following is a summary of the material terms and conditions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. This summary is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger, dated as of February 2, 2014, a copy of which is attached to this proxy statement as Annex A, and which is incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.

 Explanatory Note Regarding the Merger Agreement

        The following summary of the Agreement and Plan of Merger, dated as of February 2, 2014, a copy of which is attached hereto as Annex A to this proxy statement, is intended to provide information regarding the terms of the merger agreement and is not intended to modify or supplement any factual disclosures about ArthroCare in its public reports filed with the SEC. In particular, the merger agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to ArthroCare or any of its subsidiaries or affiliates. The merger agreement contains representations and warranties by ArthroCare, Smith & Nephew and Merger Sub which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the merger agreement were made solely for the benefit of the parties to the merger agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by the disclosure schedules to the merger agreement; were made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts; and may apply contractual standards of materiality or material adverse effect that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in ArthroCare's public disclosures.

        Additional information about ArthroCare may be found elsewhere in this proxy statement and ArthroCare's other public filings. See "Where You Can Find More Information," beginning on page 124 of this proxy statement.

Structure of the Merger

        At the effective time of the merger, Merger Sub will be merged with and into ArthroCare. ArthroCare will be the surviving corporation in the merger and will continue its corporate existence under the DGCL as a wholly owned subsidiary of Smith & Nephew. The certificate of incorporation of ArthroCare as in effect at the effective time of the merger will be the certificate of incorporation of the surviving corporation until amended in accordance with applicable law. The bylaws of Merger Sub as in effect at the effective time of the merger will be the bylaws of the surviving corporation until amended in accordance with applicable law. The directors of Merger Sub at the effective time of the merger will be the directors of the surviving corporation until their respective successors are duly elected or appointed and qualified in accordance with applicable law. The officers of ArthroCare immediately prior to the effective time of the merger will be the initial officers of the surviving corporation until their respective successors are duly elected or appointed and qualified in accordance with applicable law.

Closing and Effective Time of the Merger

        Unless otherwise mutually agreed by ArthroCare and Smith & Nephew, the closing of the merger will take place as soon as possible, but in any event no later than five business days, following the satisfaction or waiver of the conditions set forth in the merger agreement and described in the section entitled "—Conditions to Completion of the Merger" beginning on page 106 of this proxy statement (other than the conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions by the party or parties entitled to the benefit of those conditions at the closing of the merger).

        The merger will become effective at such time as the certificate of merger is duly filed with the Delaware Secretary of State or at such later time as may be specified in the certificate of merger. As of the date of this proxy statement, we expect to complete the merger in mid-2014. However, completion of the merger is subject to the satisfaction or waiver of the conditions to the completion of the merger, which are described below, and it is possible that factors outside the control of ArthroCare or Smith & Nephew could delay the completion of the merger, or prevent it from being completed at all. There may be a substantial amount of time between the special meeting and the completion of the merger. We expect to complete the merger promptly following the receipt of all required approvals.

Effect of the Merger on ArthroCare's Stock

        At the effective time of the merger, each share of common stock outstanding immediately prior to the effective time of the merger (other than shares held by ArthroCare as treasury stock, owned by Smith & Nephew, Merger Sub or any other direct or indirect wholly owned subsidiary of Smith & Nephew or ArthroCare, or any stockholder who has properly demanded and not validly withdrawn rights of appraisal in accordance with the DGCL, together, the "excluded shares") will be converted into the merger consideration. At the effective time of the merger, all of the shares of common stock (other than the excluded shares) will cease to be outstanding, will be cancelled and will cease to exist, and will thereafter represent only the right to receive the merger consideration.

        At the effective time of the merger, (i) each share of common stock held by ArthroCare as treasury stock, or owned by Smith & Nephew, Merger Sub or any other direct or indirect wholly owned subsidiary of Smith & Nephew, will cease to be outstanding and will be canceled without payment of any consideration and (ii) each share of common stock held by any subsidiary of ArthroCare will be converted into the number of shares of common stock of the surviving corporation such that each such subsidiary owns the same percentage of the outstanding capital stock of the surviving corporation as such subsidiary owned in ArthroCare immediately prior to the effective time. In addition, each share of common stock the holder of which has properly demanded rights of appraisal in accordance with the DGCL will not be canceled and converted into the merger consideration unless and until such holder fails to perfect or withdraws or otherwise loses its right to appraisal. If any holder of common stock that demands appraisal rights properly perfects such rights, such holder will be entitled to the fair value of such shares as determined by the Delaware Court of Chancery plus interest, if any, on the amount determined to be the fair value, as further described in "Appraisal Rights" beginning on page 31 above.

        Each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into one share of common stock of the surviving corporation.

Procedures for Surrendering Shares for Payment

        At or prior to the effective time of the merger, Smith & Nephew will deposit, or cause to be deposited, with a paying agent selected by Smith & Nephew (and reasonably acceptable to ArthroCare), in trust for the benefit of the holders of common stock (other than excluded shares), cash in the aggregate amount necessary for the paying agent to make the payment of the merger consideration to ArthroCare stockholders and non-employee holders of Company Options, Company Stock Appreciation Rights, and Company RSUs. The funds deposited with the paying agent will not be used for any other purpose.

        Promptly after the effective time of the merger, the paying agent will send to each holder of common stock (other than excluded shares) or non-employee holders of Company Options, Company

Stock Appreciation Rights and Company RSUs at the effective time of the merger a letter of transmittal and instructions for effecting the surrender of the certificate, as applicable, representing shares of common stock or the transfer of uncertificated shares of common stock, in each case in exchange for the cash amount to which such stockholder is entitled as a result of the merger pursuant to the merger agreement.

        Upon delivery of the letter of transmittal properly completed by the applicable stockholder and, in the case of certificated shares, the surrender of the certificate representing shares of common stock to the paying agent in accordance with the terms of such letter of transmittal or, in the case of book-entry uncertificated shares, receipt of an "agent's message" by the paying agent (or such other evidence, if any, of transfer as the paying agent may reasonably request), the holder of such certificate or of uncertificated shares will be entitled to receive the merger consideration for such shares.

        In the event that any certificate representing shares of common stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond in a reasonable amount as the surviving corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the paying agent will pay, in exchange for the lost, stolen or destroyed certificate, the merger consideration that would be payable in respect of the shares of Company common stock represented by the lost, stolen or destroyed certificate pursuant to the merger agreement.

        In the event of a transfer of ownership of common stock that is not registered in the transfer records of ArthroCare, payment of the merger consideration for shares of common stock may be made to a person other than the person in whose name the surrendered certificate or uncertificated share is registered, if the certificate or uncertificated share surrendered is presented to the paying agent, along with all documents required to evidence such transfer or to effect such transfer and the person requesting payment of the merger consideration pays the paying agent any transfer or other taxes required as a result of such payment to a person other than the registered holder of the certificate or uncertificated share surrenders or provides evidence to the satisfaction of the paying agent that all applicable transfer or other taxes have been paid or are not applicable.

        Any portion of the funds deposited with the paying agent for payment to the stockholders that remains unclaimed by the stockholders of ArthroCare or the non-employee holders of Company Options, Company Stock Appreciation Rights and Company RSUs for twelve months after the effective time of the merger will be delivered to Smith & Nephew, upon demand. Any holder of common stock and any non-employee holder of Company Options, Company Stock Appreciation Rights or Company RSUs will thereafter look only to Smith & Nephew for payment of the merger consideration.

Withholding

        Smith & Nephew, ArthroCare, the surviving corporation, and the paying agent are entitled to deduct and withhold from the consideration and any other payments otherwise payable to the stockholders of ArthroCare or the holders of Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares pursuant to the merger agreement such amounts as they are required to deduct and withhold with respect to the making of such payment under the Code or any other applicable state, local or foreign tax law. To the extent that amounts are withheld and paid to the appropriate governmental authority in accordance with applicable law, such amounts will be treated as having been paid to the person in respect of which such deduction and withholding was made.

 Treatment of ArthroCare Equity-Based Awards

        At the effective time of the merger, each equity award with respect to shares of Company common stock that is outstanding immediately prior to the effective time will be treated at the effective time as follows:

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  Each Company Option and each Company Stock Appreciation Right will become fully vested and exercisable immediately prior to the effective time of the merger. Each Company Option and Company Stock Appreciation Right that remains outstanding and unexercised as of immediately prior to the completion of the merger, will be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the number of shares of our common stock subject to each such Company Option or Company Stock Appreciation Right, as applicable, and (ii) the excess, if any, of $48.25 over the exercise price per share of each such Company Option or Company Stock Appreciation Right, as applicable, less any required withholding taxes. Any Company Option and Company Stock Appreciation Right with an exercise price per share that is equal to or greater than $48.25 will be cancelled as of immediately prior to the completion of the merger for no consideration.

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  Each Company RSU award that is outstanding immediately prior to the completion of the merger will be cancelled and converted into the right to receive $48.25 for each share of Company common stock underlying such Company RSU award, less any required withholding taxes.

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  The performance achievement for the performance period associated with the Company Performance Share awards will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger), and the vesting of such Company Performance Share awards will be accelerated based upon such performance achievement (but in no event will less than one-third of the target number of shares subject to each award of Company Performance Shares vest). Each Company Performance Share that becomes vested as a result of the merger will be cancelled and converted into the right to receive $48.25, less any required withholding taxes. Each Company Performance Share that does not become vested as a result of the merger will be cancelled in exchange for no consideration.

Representations and Warranties

        ArthroCare's representations and warranties to Smith & Nephew and Merger Sub in the merger agreement relate to, among other things:

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  the organization, good standing and qualification of each of ArthroCare and its subsidiaries;

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  the capital structure of ArthroCare and its subsidiaries;

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  the corporate power and authority to execute, deliver and perform the merger agreement and to consummate the transactions contemplated by the merger agreement;

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  receipt of the opinion of Piper Jaffray with respect to the fairness of the merger consideration to the stockholders of ArthroCare from a financial point of view;

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  required regulatory filings and authorizations, consents or approvals of governmental entities;

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  the absence of certain breaches, violations, defaults or consent requirements under certain contracts, organizational documents and laws, in each case arising out of the execution, delivery and performance of, and consummation of the transactions contemplated by, the merger agreement;

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  the forms, reports, statements and other documents required to be filed with the SEC and the accuracy of the information contained in those documents;

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  the financial statements of ArthroCare and ArthroCare's internal system of disclosure controls and procedures concerning financial reporting;

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  the accuracy of information included in this proxy statement;

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  the absence of certain changes or events since September 30, 2013;

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  the absence of certain undisclosed liabilities;

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  compliance with certain laws and permits by ArthroCare and its subsidiaries (including certain healthcare laws and regulations);

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  the absence of certain litigation, actions, suits, investigations or proceedings;

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  real property owned or leased by ArthroCare and its subsidiaries;

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  ownership of or rights with respect to the intellectual property of ArthroCare and its subsidiaries;

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  the payment of taxes, the filing of tax returns and other tax matters related to ArthroCare and its subsidiaries;

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  matters relating to employee benefits plans of ArthroCare and its subsidiaries;

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  employment and labor matters related to ArthroCare and its subsidiaries;

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  compliance with environmental laws, permits, and licenses by ArthroCare and its subsidiaries and other environmental matters;

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  certain material contracts of ArthroCare and its subsidiaries;

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  maintenance of certain insurance policies by ArthroCare and its subsidiaries;

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  compliance with the Foreign Corrupt Practices Act of 1977, as amended, by ArthroCare and its subsidiaries and other civil or criminal federal or state laws of similar import;

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  transactions between ArthroCare or its subsidiaries and its or their affiliates, directors, officers and employees;

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  brokers' and finders' fees and other expenses payable by ArthroCare; and

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  the applicability of, and ArthroCare's compliance with, certain state takeover statutes and the absence of any rights agreement, "poison pill" or similar agreements or plans.

        Smith & Nephew's representations and warranties to ArthroCare in the merger agreement relate to, among other things:

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  the organization, good standing and qualification of each of Smith & Nephew and Merger Sub;

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  the corporate power and authority to execute, deliver and perform the merger agreement and to consummate the transactions contemplated by the merger agreement;

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  required regulatory filings and authorizations, consents or approvals of governmental entities;

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  the absence of certain breaches, violations, defaults or consent requirements under certain contracts, organizational documents and laws, in each case arising out of the execution, delivery and performance of, and consummation of the transactions contemplated by, the merger agreement;

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  the absence of certain actions, suits, investigations or proceedings that would prevent or impair the ability of Smith & Nephew or Merger Sub to perform their respective obligations under the merger agreement or to consummate the merger;

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  the accuracy of information supplied by or on behalf of Smith & Nephew or Merger Sub and included in this proxy statement;

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  the capital structure of Merger Sub and the absence of prior business activities of Merger Sub;

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  brokers' and finders' fees and other expenses payable by Smith & Nephew or Merger Sub;

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  the availability of funds to consummate the merger and pay related fees and expenses and an acknowledgment that Smith & Nephew's obligation to consummate the merger is not subject to any financing condition;

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  beneficial ownership of shares of Company common stock or common stock of any of the Company's subsidiaries (or any economic interest through derivative securities or otherwise in the Company or any of its subsidiaries) by Smith & Nephew, Merger Sub or any of their subsidiaries and the status of Smith & Nephew and Merger Sub under Section 203 of the DGCL; and

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  the absence of agreements between Smith & Nephew or Merger Sub or any of their affiliates and any member of ArthroCare's management or Board of Directors related to the transactions contemplated by the merger agreement or the operations of ArthroCare after the effective time of the merger.

        None of the representations and warranties in the merger agreement survive the effective time of the merger.

Definition of "Material Adverse Effect"

        Many of ArthroCare's representations and warranties in the merger agreement are qualified by a "company material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct would reasonably be expected to have a company material adverse effect). For purposes of the merger agreement, a "company material adverse effect" means a material adverse effect on (i) the ability of ArthroCare to consummate the merger or the other transactions contemplated in the merger agreement or (ii) the financial condition, business or results of operations of ArthroCare and its subsidiaries, taken as a whole, other than, in the case of this clause (ii), any effect resulting from or arising out of:

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  changes in the financial or securities markets or general economic or political conditions in the United States or elsewhere in the world;

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  changes or conditions generally affecting the industry in which ArthroCare and its subsidiaries operate;

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  acts of war, sabotage or terrorism or any escalation or worsening thereof or any natural disasters;

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  changes in GAAP or applicable law, or any interpretation thereof (provided that to the extent such changes, circumstances or events described in this or any of the three preceding bullets disproportionately affect ArthroCare and its subsidiaries, taken as a whole, relative to the other participants in the principal industry in which ArthroCare and its subsidiaries conduct their businesses, such changes, circumstances or events may be taken into account in determining whether a "company material adverse effect" has occurred or would reasonably be expected to occur, but only to the extent of such disproportionality);

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  subject to certain exceptions, the announcement, pendency or consummation of the transactions contemplated by the merger agreement;

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  any failure in and of itself by ArthroCare and its subsidiaries to meet any internal or third party budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying causes of any such event that are not otherwise excluded from the definition of a "company material adverse effect" may be taken into account in determining whether a "company material adverse effect" has occurred or would reasonably be expected to occur);

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  any change, in and of itself, in the trading price or trading volume of ArthroCare common stock on NASDAQ (provided that the underlying causes of any such event that are not otherwise excluded from the definition of a "company material adverse effect" may be taken into account in determining whether a "company material adverse effect" has occurred or would reasonably be expected to occur);

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  events relating to medical device products being researched, developed, manufactured, supplied, promoted, tested, distributed, marketed, licensed, commercialized or sold by any third party, including product candidates and products in development (other than, in each case, any such products of ArthroCare or any of its subsidiaries); or

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  the pending actions, suits, investigations or proceedings involving ArthroCare's former chief executive officer and chief financial officer and any other former officers of ArthroCare related to ArthroCare's previously publicly disclosed revenue restatements (but only to the extent publicly disclosed by ArthroCare in filings with the SEC prior to the date of the merger agreement), including any obligation of ArthroCare to indemnify such former officers and advance expenses in connection with such actions.

        Certain of Smith & Nephew's and Merger Sub's representations and warranties are qualified by a "parent material adverse effect" standard. For purposes of the merger agreement, "parent material adverse effect" means a material adverse effect on Smith & Nephew's or Merger Sub's ability to consummate the transactions contemplated by the merger agreement.

Conduct of the Business Pending the Merger

        ArthroCare has agreed to certain covenants in the merger agreement restricting the conduct of its business between the date of the merger agreement and the earlier of the termination of the merger agreement and the effective time of the merger. In general, except as may be required by applicable law, as expressly permitted or contemplated by the merger agreement, as set forth on the disclosure schedules to the merger agreement or as consented to in writing by Smith & Nephew (such consent not to be unreasonably withheld, conditioned or delayed), ArthroCare is required to conduct its business in the ordinary course consistent with past practices in all material respects and use its reasonable best efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material foreign, federal, state and local licenses, permits, consents, franchises, approvals and authorizations, (iii) keep available the services of its directors, officers and key employees and (iv) maintain satisfactory relationships with its key customers, lenders, suppliers, licensors, licensees, distributors and others having a material business relationship with it.

        In addition, without limiting the foregoing, except as may be expressly contemplated by the merger agreement, as set forth on the disclosure schedules to the merger agreement, as required by applicable law or as consented to in writing by Smith & Nephew (such consent not to be unreasonably withheld, conditioned or delayed), ArthroCare agreed to restrictions on, among others and with certain exceptions:

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  amending any provision of its or its subsidiaries' certificate of incorporation, bylaws or other similar organizational documents;

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  adopting a plan of or effecting a complete or partial liquidation, dissolution, merger, consolidation, restructuring, conversion, recapitalization or other reorganization;

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  splitting, combining or reclassifying any of its or its subsidiaries' capital stock;

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  declaring, setting aside or paying any dividends or distributions in respect of any securities of ArthroCare or its subsidiaries, or engaging in any intercompany transactions between or among ArthroCare and its non-wholly owned subsidiaries;

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  redeeming, repurchasing or otherwise acquiring certain equity interests of ArthroCare or its subsidiaries (except pursuant to the exercise of Company Options or Company Stock Appreciation Rights or the settlement of Company RSUs or Company Performance Shares, in each case that were outstanding on the date of the merger agreement, or upon the conversion of the Company's Series A Preferred Stock);

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  issuing, delivering or selling certain of its or its subsidiaries' equity interests (other than the issuance of (i) any shares of ArthroCare common stock upon the exercise of Company Options or Company Stock Appreciation Rights or the settlement of Company RSUs or Company Performance Shares, in each case that were outstanding on the date of the merger agreement, (ii) any shares of ArthroCare common stock pursuant to the Company ESPP in accordance with the merger agreement, (iii) any securities of ArthroCare's subsidiaries to ArthroCare or any other wholly owned subsidiary of ArthroCare and (iv) upon conversion of the Company's Series A Preferred Stock);

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  amending any terms of its or its subsidiaries' equity interests;

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  incurring capital expenditures or any obligations or liabilities in respect thereof over a certain value (other than those contemplated by the capital expenditure budgets for certain projects and unbudgeted capital expenditures that do not exceed $2 million individually or $6 million in the aggregate);

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  acquiring securities or assets (other than raw materials, supplies and goods acquired in the ordinary course of business and in a manner that is consistent with past practice and acquisitions with a purchase price that does not exceed a certain value);

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  selling, leasing, licensing or otherwise transferring or disposing of, abandoning or permitting to lapse, or creating or incurring any lien on, securities or assets over a certain value (other than sales, leases or licenses of products, inventory or equipment in the ordinary course consistent with past practice);

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  selling, leasing, licensing, or otherwise transferring or disposing of, abandoning or permitting to lapse, failing to take any action necessary to maintain, protect or create, or incurring any lien on, any material owned intellectual property right or material licensed intellectual property right (other than non-exclusive licenses granted in the ordinary course of business);

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  making any loans, advances or capital contributions to, or investments in, any other person (other than in the ordinary course of business consistent with past practices or to wholly owned subsidiaries of ArthroCare);

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  creating, incurring, assuming or otherwise becoming liable with respect to any indebtedness for borrowed money or guarantees thereof (other than (i) indebtedness in an amount that does not exceed $5 million in the aggregate, (ii) indebtedness solely between ArthroCare and a wholly owned subsidiary of ArthroCare or between wholly owned subsidiaries of ArthroCare, (iii) guarantees by ArthroCare of certain indebtedness of its wholly owned subsidiaries permitted to be incurred under the Merger Agreement or (iv) guarantees by any subsidiary of ArthroCare for any indebtedness of ArthroCare);

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  amending or modifying in any material respect, or terminating, canceling, renewing or extending, any material contract or real property lease, or entering into any contract that would have constituted such a material contract or real property lease had it been in effect as of the date of the merger agreement, or waiving, releasing, assigning or failing to exercise any material right, claim or benefit of ArthroCare or any of its subsidiaries under any such contract, in each case, other than in the ordinary course of business consistent with practice;

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  granting or increasing retention, severance or termination payments to any ArthroCare employee, officer, director, or consultant (including under ArthroCare's Transition Incentive Plan adopted in connection with the merger) or entering into or amending any retention, severance or similar agreement with any existing or new ArthroCare employee, officer, director or consultant, in each case, other than in a manner that will not increase the cost of such payments by an aggregate amount equal to $15 million less the value of the payments to be made under ArthroCare's Transition Incentive Plan;

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  establishing, adopting or amending any employee benefit plan or collective bargaining agreement;

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  granting any equity-based or incentive awards, or discretionarily accelerating the vesting or payment of any such awards, held by any current or former employee, officer, director or consultant;

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  increasing compensation or benefits of any current or former employee, officer, director, or consultant (other than base salary increases of not more than 4% on average in the ordinary course of business consistent with past practice);

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  changing ArthroCare's methods of accounting except as required by GAAP or applicable law, as agreed to by ArthroCare's independent public accountants;

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  settling, or offering to settle, (i) any material litigation, investigation, arbitration, proceeding or other claim or dispute involving or against ArthroCare or any of its subsidiaries, (ii) any stockholder litigation, demand or dispute against ArthroCare, any of its subsidiaries or any of their respective officers or directors or (iii) any litigation, arbitration, proceeding or other claim or dispute that relates to the transactions contemplated by the merger agreement, in each case other than the settlement of any litigation, investigation, arbitration, proceeding or other claim or dispute solely for monetary damages not in excess of a certain value;

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  making or changing any material tax election, changing any annual tax accounting period for any material taxes, adopting or changing any method of tax accounting for any material taxes, amending any material tax returns, entering into any closing agreement with respect of material taxes, settling any claim, audit or assessment in respect of material taxes, or surrendering any right to claim a material tax refund, offset or other reduction in tax liability;

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  failing to maintain existing material insurance policies or comparable replacement policies; or

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  agreeing, resolving or committing to do any of the foregoing actions.

Board Obligation to Call a Stockholders' Meeting

        ArthroCare has agreed under the merger agreement to use its reasonable best efforts to cause a meeting of ArthroCare stockholders to be duly called and held as soon as reasonably practicable (and in any event will use reasonable best efforts to cause the meeting to be held no later than 50 days after (i) the tenth calendar day after the preliminary proxy statement therefor has been filed with the SEC if by such date the SEC has not informed ArthroCare that it intends to review this proxy statement, or (ii) if the SEC has by such date informed ArthroCare that it intends to review this proxy statement, the date on which the SEC confirms it has no further comments on this proxy statement) for purposes of voting on the approval and adoption of the merger agreement.

        Prior to the date of the stockholders' meeting, ArthroCare may not adjourn or postpone the stockholders' meeting without Smith & Nephew's consent, except that ArthroCare may, without Smith & Nephew's consent, adjourn or postpone the stockholders' meeting (i) if at the time for which the stockholders' meeting is originally scheduled there are insufficient shares of ArthroCare's common stock represented to constitute a quorum necessary to conduct the business of the stockholders' meeting, (ii) if a failure to adjourn or postpone the stockholders' meeting would reasonably be expected to be a violation of applicable law or for the distribution of any required supplement or amendment to the proxy statement or (iii) for up to three periods, none of which will exceed ten business days, to solicit additional proxies if ArthroCare reasonably determines that it is advisable and necessary to do so in order to obtain ArthroCare stockholder approval of the merger agreement.

Restrictions on Solicitation of Acquisition Proposals

        ArthroCare has agreed that it and its subsidiaries will not, and will not authorize any of their respective directors and officers, employees, investment bankers, attorneys, accountants, consultants and other advisors or representatives (collectively, "representatives") to, directly or indirectly:

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  solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal (as defined below);

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  enter into or participate in any discussions or negotiations with, furnish any nonpublic information relating to ArthroCare or any of its subsidiaries or afford access to the business, properties, assets, books or records of ArthroCare or any of its subsidiaries to, otherwise knowingly cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that, to the knowledge of ArthroCare, is seeking to make, or has made an Acquisition Proposal;

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  make an adverse recommendation change, except as described below in the section entitled "The Merger Agreement—Changes in Board Recommendation";

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  approve any transaction under, or any person becoming an "interested stockholder" under, Section 203 of the DGCL; or

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  enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal.

        ArthroCare also agreed to (and agreed to cause its subsidiaries and its and their respective representatives to) immediately cease and cause to be terminated all activities, discussions and negotiations with any third party and its representatives conducted prior to the date of the merger agreement with respect to any Acquisition Proposal, and to promptly request that each third party that has entered into a confidentiality agreement within the 24-month period prior to the date of the merger agreement in connection with its consideration of an Acquisition Proposal promptly return or destroy all confidential information previously furnished to such third party by or on behalf of ArthroCare or any of its subsidiaries.

        Notwithstanding the restrictions described above, if before obtaining the approval of ArthroCare stockholders for the merger, ArthroCare receives a bona fide written Acquisition Proposal and the Board of Directors reasonably believes the Acquisition Proposal will, or would reasonably be expected to, lead to a Superior Proposal (as defined below), ArthroCare, subject to its compliance in all material respects with the non-solicitation provision of the merger agreement, may:

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  engage in negotiations or discussions with the third party that has made the Acquisition Proposal and, if applicable, waive the third party's noncompliance with the provisions of any standstill agreement to the extent necessary to permit such negotiations or discussions; and

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  furnish to the third party that has made an Acquisition Proposal or its representatives non-public information relating to ArthroCare or any of its subsidiaries pursuant to a confidentiality agreement with the third party on substantially the same terms (other than standstill obligations) or terms more favorable to ArthroCare than those contained in the confidentiality agreement previously entered into between ArthroCare and Smith & Nephew (provided that any non-public information not previously provided to Smith & Nephew must be provided to Smith & Nephew prior to or substantially concurrently with being provided to the third party making the Acquisition Proposal.

        ArthroCare has agreed to promptly (but in any event within 24 hours, or if received on a day that is not a business day, on the following business day) provide Smith & Nephew notice of its receipt of any Acquisition Proposal, any indication that a third party is considering making an Acquisition Proposal or any request for information relating to ArthroCare or any of its subsidiaries or for access to the business, properties, assets, books or records of ArthroCare or any of its subsidiaries by any third party that, to ArthroCare's knowledge, may be considering making, or has made, an Acquisition Proposal. ArthroCare must also identify the third party taking the above-described actions and the material terms and conditions of any such Acquisition Proposal, indication or request (subject to such restrictions as may exist under confidentiality agreements as in effect as of the date of the merger agreement).

        ArthroCare has also agreed to keep Smith & Nephew fully informed on a prompt basis of any material changes in the status, terms or conditions of any such Acquisition Proposal, indication or request, and shall promptly (but in no event later than 24 hours after receipt or, if received on a day that is not a business day, on the following business day) provide to Smith & Nephew copies of all correspondence and written materials sent or provided to ArthroCare or any of its subsidiaries that describe any material terms or conditions of any Acquisition Proposal.

        For purposes of the merger agreement, "Acquisition Proposal" means, other than the transactions contemplated by the merger agreement, any third party offer, proposal or inquiry relating to, or any third party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of ArthroCare and its subsidiaries or 15% or more of any class of equity or voting securities of ArthroCare or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of ArthroCare and its subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such third party beneficially owning 15% or more of any class of equity or voting securities of ArthroCare or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of ArthroCare and its subsidiaries or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving ArthroCare or any of its subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of ArthroCare and its subsidiaries.

        For purposes of the merger agreement, "Superior Proposal" means a bona fide written Acquisition Proposal for at least a majority of the equity or voting securities of ArthroCare and its subsidiaries or assets representing at least a majority of the consolidated revenues of ArthroCare and its subsidiaries that was not solicited in violation of the restrictions described in the first paragraph under "—Restrictions on Solicitations of Acquisitions Proposals" in all material respects and which Acquisition Proposal is on terms that the Board of Directors determines in good faith by a majority vote, after considering the advice of a financial advisor of nationally recognized reputation and outside legal counsel and taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, expense reimbursement provisions, the availability of any financing (if a cash transaction) and conditions to consummation, are more favorable from a financial point of view to ArthroCare's stockholders than as provided under the merger agreement after taking into account any proposal by Smith & Nephew to amend the terms of the merger agreement.

Changes in Board Recommendation

        Except as provided in the paragraphs below, under the terms of the merger agreement, the Board of Directors has agreed not to recommend an Acquisition Proposal or fail to include in the proxy statement, withdraw or modify in a manner adverse to Smith & Nephew or make any public statement that contradicts, the Board of Directors' recommendation in favor of the merger (any of the foregoing being referred to as an "adverse recommendation change").

        Notwithstanding the foregoing, the Board of Directors may effect an adverse recommendation change (i) following the receipt of a bona fide written Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal or (ii) in response to material events or changes in circumstances arising after the date of the merger agreement that were neither known to nor reasonably foreseeable by the Board of Directors as of the date of the merger agreement (an "intervening event"), in each case only if the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under the DGCL. Notwithstanding any adverse recommendation change, until the merger agreement is terminated in accordance with its terms (see "—Termination of the Merger Agreement" below), ArthroCare may not enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than a confidentiality agreement), and ArthroCare will otherwise remain subject to all of its obligations under the merger agreement.

        However, the Board of Directors may not make an adverse recommendation change (or terminate the merger agreement in order to enter into a definitive, written agreement concerning a Superior Proposal) unless:

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  ArthroCare promptly provides written notice to Smith & Nephew of its intention to take such action at least three business days in advance and attaching (i) in the case of an adverse recommendation change to be made following receipt of an Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal, the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated and the identity of the third party making the Acquisition Proposal; or (ii) in the case of an adverse recommendation change to be made pursuant to an intervening event, a reasonably detailed description of the underlying facts giving rise to, and the reasons for making, such adverse recommendation change; and

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  Smith & Nephew does not make, within three business days after its receipt of that written notification, a binding and irrevocable written offer that (i) in the case of any adverse recommendation change to be made following receipt of a Superior Proposal, is at least as favorable to the stockholders of ArthroCare as such Superior Proposal or (ii) in the case of an adverse recommendation change to be made pursuant to an intervening event, obviates the need for such adverse recommendation change.

        During any applicable three business day period, ArthroCare has agreed to negotiate in good faith with Smith & Nephew regarding any revisions to the terms of the merger agreement proposed by Smith & Nephew.

Required Efforts to Consummate the Merger

        Subject to certain exceptions described below and the terms and conditions of the merger agreement, Parent HoldCo, Smith & Nephew and ArthroCare have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under any applicable laws to consummate the transactions contemplated by the merger agreement as promptly as practicable and no later than the End Date (as defined below), including (i) preparing and filing as promptly as practicable with any governmental authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents, (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any governmental entity or other third party that are necessary, proper or advisable to consummate the transactions contemplated by the merger agreement, including by defending, contesting and resisting any actual or threatened claim, suit, action, objection or other proceeding brought by a governmental authority or other third party challenging any transaction contemplated by the merger agreement as violative of any applicable law, including antitrust laws, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that prohibits, prevents or restricts consummation of the transactions contemplated by the End Date or which would materially impair or materially delay the transactions contemplated by the merger agreement. Notwithstanding the foregoing, no party is required to (A) enter into any settlement, undertaking, consent decree, stipulation or agreement with any governmental authority in connection with the transactions contemplated by the merger agreement or (B) divest or otherwise hold separate (including by establishing a trust or otherwise), or take any other action with respect to any of its or the surviving corporation's subsidiaries or any of their respective affiliates' businesses, assets or properties (any such action in the foregoing clause (A) or (B), a "burdensome condition"), other than with respect to the negotiation of and entry into a non-exclusive license on a worldwide basis with one or two third parties (in no case requiring licenses that would allow more than one third party to manufacture or have manufactured, or sell or have sold, products in overlapping fields of use) for use solely in the field of radiofrequency energy in the sports medicine field of use (the "agreed actions") with respect to any or all of the following: (i) all of the "Coblation" patents licensed by the Company or its affiliates to Smith & Nephew or its affiliates enabling a third party to have manufactured or supplied, under commercially reasonable terms, the same products that Smith & Nephew or its affiliates have manufactured or supplied as of the effective time of the merger, and improvements thereto by the third party, under existing agreements with the Company or its affiliates, and any other patents of Smith & Nephew or its affiliates, in each case to the extent embodied in Smith & Nephew's or its affiliates' "DYONICS RF" products as of the effective time of the merger, (ii) all patents owned or licensed by Smith & Nephew and its affiliates embodied in their "E-FLEX" products at the effective time of the merger, and improvements thereto by the third party, (iii) intellectual property (excluding trademarks, trade names, brand names and domain names) and technical, development and other related information and files, to the extent related to any research and development efforts by Smith & Nephew and its affiliates that exist prior to the effective time of the merger with respect to new products or technology of Smith & Nephew and its affiliates using radiofrequency energy in the sports medicine field of use, and (iv) all patents owned or licensed by Smith & Nephew and its affiliates as of the effective time of the merger to the extent embodied in other products, and improvements thereto by the third party, (i.e., other than those covered in clauses (i) and (ii) but not the Excluded Products) of Smith & Nephew and its affiliates using radiofrequency energy in the sports medicine field of use; provided that in no event shall Smith & Nephew or its affiliates be required to license patents embodied in any such other product under this clause (iv) to the extent that the product associated with such patents, individually or taken together with all other products associated with patents licensed pursuant to this clause (iv), represented more than US $40 million of aggregate consolidated revenues of Parent HoldCo for the twelve months ended November 30, 2013 (all of the products described in clauses (i), (ii), (iii) and (iv) above, including the DYONICS RF, E-FLEX, SCULPTOR and SAPHYRE product lines and Parent's and its affiliates' RF consumables, the "Covered Products"), and (v) know-how, design history files, technical information and related documentation and intellectual property owned or licensed by Smith & Nephew and its affiliates as of the effective time of the merger related to the Covered Products which are reasonably necessary to allow a licensee to register, make, use and sell Covered Products, and to make improvements to the Covered Products, on a worldwide basis. Notwithstanding the foregoing, (A) in no event shall the Covered Products include (x) the Company's or its affiliates' products utilizing temperature sensing technology or (y) "ELECTROBLADE" (the products described in (x) and (y) collectively, the "Excluded Products") and (B) to the extent that any third party's consent is required in connection with the agreed actions the parties shall only be required to take commercially reasonable efforts to obtain such consents. "Agreed actions" shall also include negotiation of and entry into transitional technical support agreements, transitional manufacturing or interim supply agreements and other ancillary agreements that governmental authorities customarily require in connection with settlements, undertakings, consent decrees, stipulations and other agreements related to Antitrust Laws that involve licenses of intellectual property, to the extent reasonably necessary to permit a licensee to enter into the manufacture and sale of Covered Products on a worldwide basis.

        In furtherance of the foregoing, each of Smith & Nephew and ArthroCare has agreed to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and other filings or submissions with certain other governmental authorities as promptly as practicable after the date of the merger agreement and supply as promptly as practicable such additional information and documentary materials as may be requested and each of Smith & Nephew and ArthroCare agreed to use their reasonable best efforts to take all actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act or other antitrust laws and the receipt or occurrence of approvals, consents, registrations, permits, authorizations, clearances, non-actions, investigation closures and conclusions and other confirmations in the UK and Germany as soon as practicable and no later than the End Date. ArthroCare, Parent HoldCo, Smith & Nephew and Merger Sub have agreed that Smith & Nephew will, on behalf of the parties to the merger agreement, control and lead all joint filings, communications, defense, litigation, negotiations and strategy relating to the HSR Act or any other competition law regarding any of the transactions contemplated by the merger agreement.

        At Smith & Nephew's sole cost and expense, ArthroCare agreed that it will, and will cause its subsidiaries and its and their respective representatives to, use its commercially reasonable efforts to cooperate with Smith & Nephew in its efforts to consummate the financing transactions that Smith & Nephew or Merger Sub may undertake to finance the merger and the other transactions contemplated by the merger agreement.

        Smith & Nephew agreed to use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary or advisable to arrange and consummate any financing necessary for it to consummate the merger and the transactions contemplated by the merger agreement as promptly as practicable following the date of the merger agreement and prior to the End Date. Further, Smith & Nephew shall consult with and keep ArthroCare informed in reasonable detail of the status of its efforts to arrange such financing.

 Employee Benefits Matters

        Smith & Nephew has agreed, for a period of one year following the effective time of the merger, to provide each continuing ArthroCare employee with:

  •
  if the continuing employee is primarily located in the United States, compensation and benefits that are substantially comparable in the aggregate to the compensation and benefits (other than equity-based compensation or other long-term incentive, change in control, retention, transition, stay or similar arrangements) that were provided to such employee immediately prior to the effective time of the merger; and

  •
  if the continuing employee is primarily located outside the United States, compensation and benefits that, as determined by Smith & Nephew in its sole discretion, either (x) were provided to such continuing employee immediately prior to the effective time of the merger or (y) are provided to similarly situated employees of Smith & Nephew and its subsidiaries.

        In addition, Smith & Nephew has agreed, for a period from the effective time of the merger and ending on June 30, 2014, to cause ArthroCare to continue to perform ArthroCare's obligations with respect to employees who are covered by the ENTrigue severance policy in accordance with the terms of such policy.

        In the event any continuing employee of ArthroCare first becomes eligible to participate under any employee benefit plan, program, policy or arrangement of Smith & Nephew or any of its subsidiaries, Smith & Nephew has agreed to use its reasonable best efforts to: (i) waive any preexisting condition exclusions and waiting periods for participation and coverage requirements applicable to each such employee under any such Smith & Nephew health plans and (ii) provide the continuing employees of ArthroCare with credit for any co-payments and deductibles paid by each such employee in the calendar year in which the effective time of the merger occurs for purposes of annual co-payment and deductible limits under the Smith & Nephew health plans. In addition, Smith & Nephew has agreed to recognize each continuing ArthroCare employee's service with ArthroCare for purposes of vesting and eligibility (but not for benefit accrual purposes, except for vacation and severance benefits) under Smith & Nephew plans.

        Effective as of immediately prior to the effective time of the merger, unless otherwise directed in writing by Smith & Nephew at least five business days prior to the closing of the merger, ArthroCare has agreed to terminate the Company's 401(k) Plan. In connection with the termination of such plan, Smith & Nephew has agreed to permit each continuing employee of ArthroCare to make rollover contributions of eligible rollover distributions (excluding loans) in cash to an eligible defined contribution retirement plan of Smith & Nephew.

        Prior to the effective time of the merger, the Board of Directors or the appropriate committee thereof will take all actions, including adopting any resolutions or amendments, with respect to the Company ESPP to: (i) cause the offering period ongoing as of the date of the merger agreement to be the final offering period under the Company ESPP and the options under the Company ESPP to be exercised on the earlier of (x) the scheduled purchase date for such offering period and (y) the date that is seven business days prior to the effective time of the merger, (ii) prohibit participants in the Company ESPP from increasing their payroll deductions from those in effect on the date of the merger agreement and (iii) terminate the Company ESPP effective prior to the effective time of the merger.

Directors' and Officers' Indemnification and Insurance

        For six years after the effective time of the merger, Smith & Nephew has agreed to cause the surviving corporation to indemnify and hold harmless the present and former officers and directors of ArthroCare (each, an "indemnified person") in respect of acts or omissions occurring at or prior to the closing of the merger to the fullest extent provided under ArthroCare's certificate of incorporation and bylaws in effect on the date of the merger agreement or any indemnity agreements between ArthroCare and its present and former officers in effect as of the merger agreement, and, with respect to any currently serving directors and officers of ArthroCare, Smith & Nephew and the surviving corporation shall be jointly and severally liable to pay and perform in a timely manner such obligations; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law and such indemnity agreements.

        For six years after the effective time of the merger, Smith & Nephew has agreed to cause the surviving corporation to maintain in effect the provisions in its certificate of incorporation and bylaws regarding elimination of liability of directors, indemnification of officers, directors and employees and advances of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in ArthroCare's certificate of incorporation and bylaws in existence on the date of the merger agreement.

        Prior to the effective time of the merger, ArthroCare will or, if ArthroCare is unable to, Smith & Nephew will cause the surviving corporation, as of the effective time of the merger, to obtain and fully pay the premium for a non-cancellable extension or "tail" insurance of ArthroCare's directors' and officers' insurance policies and fiduciary liability insurance policies in place as of the date of the merger agreement, in each case for six years from the effective time of the merger, with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in ArthroCare's D&O insurance policies in effect as of the date of the merger agreement.

        Smith & Nephew will, and will cause the surviving corporation to maintain such "tail" policies in full force and effect through such six-year period. If ArthroCare or the surviving corporation fails for any reason to obtain such "tail" insurance policies as of the effective time of the merger agreement, then from the effective time of the merger through the end of such six-year period, Smith & Nephew will, or will cause the surviving corporation to, maintain in effect ArthroCare's current D&O insurance coverage for acts or omissions occurring prior to the effective time of the merger on terms with respect to such overage and amounts no less favorable than those of such D&O insurance policies in effect on the date of the merger agreement; provided that if the aggregate cost for such insurance coverage exceeds 200% of the current annual premium paid by ArthroCare, the surviving corporation shall instead be obligated to obtain D&O insurance with the best available coverage with respect to matters occurring at or prior to the effective time of the merger for an aggregate cost of 200% of the current annual premium.

Takeover Provisions

        If any "control share acquisition," "fair pricing," "moratorium" or other anti-takeover or similar statute or regulation becomes applicable to the transactions contemplated by the merger agreement, each of ArthroCare, Smith & Nephew and Merger Sub and the respective members of their boards of directors shall, to the extent permitted by applicable law, use reasonable best efforts to grant such approvals and to take such actions as are reasonably necessary so that the transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated therein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated by the merger agreement.

Litigation Related to the Merger

        ArthroCare has agreed to give Smith & Nephew notice of and the opportunity to participate in the defense or settlement of any litigation (including derivative claims) against ArthroCare and/or its directors or executive officers relating to the transactions contemplated by the merger agreement. ArthroCare has agreed that it will not settle or offer to settle any litigation commenced on or after the date of the merger agreement against it or any of its directors or executive officers relating to the merger agreement, the merger or any other transaction contemplated thereby or otherwise, without the prior written consent of Smith & Nephew (not to be unreasonably withheld, conditioned or delayed).

ArthroCare Series A Preferred Stock

        Pursuant to the terms of the merger agreement, ArthroCare has agreed to cause, prior to the effective time of the merger, each outstanding share of the Company's Series A Preferred Stock to be converted into shares of ArthroCare common stock in accordance with the terms of the ArthroCare certificate of designations of the Company's Series A Preferred Stock. Effective as of February 11, 2014, shares of the Company's Series A Preferred Stock were converted into shares of common stock in accordance with the terms of the certificate of designations of the Company's Series A Preferred Stock.

Other Covenants

        The merger agreement contains other covenants, including those relating to access to information, publicity, notices of certain events and matters related to reporting requirements of Section 16(a) of the Exchange Act.

Conditions to Completion of the Merger

        The obligations of ArthroCare, Smith & Nephew and Merger Sub to consummate the merger are subject to the satisfaction of each of the following conditions:

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  approval and adoption of the merger agreement by an affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon in accordance with the DGCL;

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  all applicable waiting periods (and any extensions thereof) under the HSR Act relating to the merger will have expired or been terminated, and all consents, approvals, authorizations, clearances, non-actions or investigation closures or conclusions under the antitrust laws of the United Kingdom and Germany will have been made, obtained or taken, and any applicable waiting periods or periods to apply for a review of any decision thereunder will have expired or been terminated (provided that no such waiting period or review period shall have terminated or expired, and no such approval shall have been obtained, subject to or conditioned upon the imposition of a burdensome condition, other than the agreed actions); and

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  no provision of any applicable law and no order, injunction or ruling will enjoin, prohibit or otherwise make illegal the consummation of the merger.

        The obligations of Smith & Nephew and Merger Sub to consummate the merger are also subject to the satisfaction (or waiver to the extent permitted under applicable law) of the following conditions:

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  ArthroCare will have performed in all material respects all of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

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  ArthroCare's representations and warranties (i) relating to the absence of any company material adverse effect from September 30, 2013 until the date of the merger agreement will be true and correct, (ii) relating to finders' fees will be true and correct in all material respects, and (iii) relating to capital structure, including the number of shares and options outstanding, will be true and correct subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to cause the aggregate consideration to be paid Smith & Nephew and Merger Sub to holders of ArthroCare securities under the merger agreement to increase by $7,500,000 or more;

  •
  all other representations and warranties of ArthroCare contained in the merger agreement or in any certificate or other writing delivered by ArthroCare pursuant thereto will be true and correct

    (disregarding all materiality and "company material adverse effect" qualifications contained therein) at and as of the date of the merger agreement and at and as of the effective time of the merger as if made at and as of such time (other than any such representations and warranties that by their terms address matters only as of another specified time, which will be true and correct (disregarding all materiality and "company material adverse effect" qualifications contained therein) only as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a "company material adverse effect";

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  no event, occurrence, revelation, development, change or state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a company material adverse effect will have occurred since the date of the merger agreement and be continuing;

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  there will not have been instituted and remain pending any unresolved action or proceeding by any governmental authority (i) challenging or seeking to make illegal, enjoin or otherwise to restrain or prohibit the consummation of the merger, (ii) seeking to restrain or prohibit the ownership or operation by Smith & Nephew, ArthroCare or any of their respective affiliates of all or any portion of the businesses or assets of any of Smith & Nephew, ArthroCare or any of their respective affiliates following the closing of the merger, except in any such case in so far as such restraint or prohibition would constitute an agreed action, or (iii) seeking to compel Smith & Nephew, ArthroCare or any of their respective affiliates to take or accept any burdensome condition, other than an agreed action; and

  •
  no applicable law will have been enacted, enforced, promulgated or issued that has or would result in a burdensome condition, other than an agreed action.

        The obligation of ArthroCare to consummate the merger is also subject to the satisfaction (or waiver to the extent permitted under applicable law) of the following conditions:

  •
  each of Smith & Nephew and Merger Sub will have performed in all material respects all of its obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

  •
  Smith & Nephew's and Merger Sub's representations and warranties with respect to the availability of funds in connection with the merger and the other transactions contemplated thereby will be true and correct in all material respects at and as of the date of the merger agreement and at and as of the effective time of the merger as if made at and as of such time (other than any such representations and warranties that by their terms address matters only at and as of another specified time, which will be true and correct in all material respects only at and as of such time);

  •
  Smith & Nephew's and Merger Sub's representations and warranties that are qualified by reference to "parent material adverse effect" will be true and correct at and as of the date of the merger agreement and at and as of the effective time of the merger as if made at and as of such time (other than any such representations and warranties that by their terms address matters only at and as of another specified time, which will be true and correct only at and as of such time);

  •
  all other representations and warranties of Smith & Nephew and Merger Sub contained in the merger agreement or in any certificate or other writing delivered by Smith & Nephew or Merger Sub pursuant thereto will be true and correct (disregarding all materiality qualifications contained therein) at and as of the date of the merger agreement and at and as of the effective time of the merger as if made at and as of such time (other than any such representations and warranties that by their terms address matters only as of another specified time, which will be true and correct (disregarding all materiality qualifications contained therein) only at and as of such time), with only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a "parent material adverse effect"; and

  •
  there will not have been instituted and remain pending any unresolved action or proceeding by any governmental authority seeking to make illegal, enjoin or otherwise to restrain or prohibit the consummation of the merger.

Termination of the Merger Agreement

        The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after the stockholders of ArthroCare have adopted the merger agreement, by:

  •
  mutual written agreement of ArthroCare and Smith & Nephew;

  •
  either ArthroCare or Smith & Nephew if:

  •
  the merger has not been consummated on or before July 2, 2014 (the "End Date"), provided that if, as of the End Date, one or more closing conditions relating to antitrust clearances or approvals or governmental actions challenging the merger has not been satisfied or waived, then, upon notice given by Smith & Nephew or ArthroCare to the other party not later than 6:00 p.m., eastern time, on the End Date, the End Date will be extended to September 2, 2014; provided, further, that (A) if Smith & Nephew and ArthroCare mutually agree no later than September 2, 2014 to extend the End Date, they may extend the End Date to October 2, 2014 and (B) if Smith & Nephew and ArthroCare mutually agree no later than October 2, 2014 to extend the End Date, they may extend the End Date to November 3, 2014;

  •
  there is any applicable law or order, injunction or ruling that (i) makes consummation of the merger illegal or otherwise prohibited, (ii) restrains or enjoins ArthroCare or Smith & Nephew from consummating the merger and has become final and nonappealable or (iii) conditions the consummation of the merger on the acceptance of, or the taking of any action that constitutes, a burdensome condition (other than an agreed action) and has become final and nonappealable;

  •
  at the ArthroCare stockholder meeting called for the purpose of voting on the approval and adoption of the merger agreement (including any adjournment or postponement thereof), the requisite stockholder approval is not obtained; or

  •
  the other party has breached any representation or warranty or failed to perform any covenant or agreement set forth in the merger agreement that would cause a condition to the terminating party's obligation to consummate the merger not to be satisfied and such breach or failure (i) is incapable of being cured by the End Date or (ii) has not been cured within 30 days following notice of such breach or failure.

  •
  by Smith & Nephew, if:

  •
  an adverse recommendation change has occurred or at any time after receipt or public announcement of an Acquisition Proposal, the Board of Directors will have failed to reaffirm its recommendation in favor of the merger as promptly as practicable (but in any event within 10 business days) after receipt of any written request to do so from Smith & Nephew; or

  •
  ArthroCare materially breaches its obligations described in the section entitled "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation" above.

  •
  by ArthroCare, at any time prior to the meeting to approve and adopt the merger agreement by ArthroCare stockholders, if the Board of Directors makes an adverse recommendation change in compliance with the terms of the merger agreement, in order to enter into a definitive written agreement concerning a Superior Proposal, provided that ArthroCare will have paid to Parent HoldCo the termination fee as described in the section entitled "—Termination Fee Payable by ArthroCare" below.

Termination Fee Payable by ArthroCare

        ArthroCare has agreed to pay to Parent HoldCo a fee of $54.9 million upon termination of the merger agreement in the following circumstances:

  •
  Smith & Nephew terminates the merger agreement because of an adverse recommendation change, because, after receipt or public announcement of an Acquisition Proposal, the Board of Directors failed to reaffirm its recommendation in favor of the merger agreement within 10 business days of being requested to do so by Smith & Nephew or because of a material breach of ArthroCare's obligations described above under "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation"; or

  •
  ArthroCare terminates the merger agreement because, prior to the stockholder meeting to approve the merger agreement, the Board of Directors makes an adverse recommendation change in compliance with ArthroCare's obligations described above under "—Restrictions on Solicitation of Acquisition Proposals" and "—Changes in Board Recommendation" in order to enter into a definitive written agreement concerning a Superior Proposal.

        In addition, ArthroCare has agreed to pay to Parent HoldCo a fee of $54.9 million if the merger agreement is terminated by Smith & Nephew or ArthroCare because (i) the merger has not been consummated on or before the End Date or (ii) the stockholder approval of the merger agreement is not obtained at the stockholder meeting to approve the merger agreement (including any adjournment or postponement thereof), but only if:

  •
  after the date of the merger agreement and prior to such termination, an Acquisition Proposal will have been publicly announced and not publicly and unconditionally withdrawn at least five business days prior to (x) the date of termination, in the case of a termination pursuant to clause (i) above or (y) the stockholder meeting, in the case of a termination pursuant to clause (ii) above;

  •
  in the case of a termination pursuant to clause (i) above, at the time of such termination the condition regarding stockholder approval of the merger agreement has not been satisfied; and

  •
  within nine months following the date of such termination, ArthroCare will have entered into a definitive agreement with respect to or recommended to its stockholders an Acquisition Proposal or an Acquisition Proposal will have been consummated (provided that, for purposes of this bullet, each reference to "15%" in the definition of Acquisition Proposal will be deemed to be a reference to "50%").

        In such case, the termination fee will be payable concurrently with the occurrence of the applicable event described in the preceding bullet.

Remedies

        The merger agreement provides that, in the event that any termination fee is paid or payable, Smith & Nephew's right to receive payment of the termination fee will be the sole and exclusive remedy of Smith & Nephew and its affiliates and representatives against ArthroCare and its affiliates and representatives under the merger agreement or arising out of or related to the merger agreement or the transactions contemplated thereby, and upon payment of such amount, none of ArthroCare or any of its affiliates or representatives will have any liability or obligation relating to or arising out of the merger agreement or the transactions contemplated thereby. In no event will ArthroCare be required to pay the termination fee on more than one occasion.

Guarantee

        Parent HoldCo agreed to irrevocably and unconditionally guarantee the due and punctual performance of the obligations of Smith & Nephew, Merger Sub, the surviving corporation and their permitted assigns under the merger agreement. If Smith & Nephew, Merger Sub, the surviving corporation or any of their permitted assigns fail or are unable to duly, punctually and fully pay or perform its obligations under the merger agreement, Parent HoldCo has agreed to forthwith pay or perform, or cause to be paid or performed, such obligations.

Specific Performance

        The merger agreement provides that prior to termination of the merger agreement the parties will be entitled to an injunction to prevent breaches of the merger agreement and to specifically enforce the performance of the terms and provisions of the merger agreement.

Fees and Expenses

        Except as set forth in the section entitled "—Termination Fee Payable by ArthroCare" above, costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs or expenses, except that the surviving corporation agrees to pay all transfer, documentary, sales, use, stamp, registration and other similar taxes and fees incurred in connection with the payment of the merger consideration.

Amendments, Waivers

        At any time prior to the effective time of the merger, the parties may amend or waive any provision of the merger agreement. Any such amendment must be in writing and signed by each party to the merger agreement and any such waiver must be in writing and signed by each party against whom the waiver is to be effective. After the ArthroCare stockholders have approved and adopted the merger agreement, there will be no amendment or waiver that would require the further approval of the ArthroCare stockholders under the DGCL without such approval having first been obtained.

Governing Law and Venue, Waiver of Jury Trial

        The parties agreed that the merger agreement will be governed by and construed in accordance with the DGCL, without regard to the conflicts of law rules of such state. Each party agreed to irrevocably consent to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have jurisdiction, any federal court located in the State of Delaware or other Delaware state courts (and in each case, any appellate court therefrom) for purposes of any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the merger agreement or the transactions contemplated by the merger agreement. Each party further irrevocably waived any and all right to trial by jury in any legal proceeding arising out of or related to the merger agreement or the transactions contemplated by the merger agreement.

THE VOTING AGREEMENTS

        The following is a summary of selected material terms and provisions of the Voting Agreements. This summary does not purport to be complete and may not contain all of the information about the Voting Agreements that may be important to you. You are encouraged to read each Voting Agreement carefully and in its entirety. This summary is qualified in its entirety by reference to the complete text of the OEP Voting Agreement, a copy of which is attached as Annex D, and which is incorporated by reference into this proxy statement, and the Form Director Voting Agreement, a copy of which is attached as Annex E, and which is incorporated by reference into this proxy statement. We encourage you to read the Voting Agreements carefully and in their entirety.

        Concurrently with the execution of the merger agreement, OEP, Christian Ahrens and Gregory Belinfanti entered into the OEP Voting Agreement with Smith & Nephew and each member of our Board of Directors, other than Mr. Ahrens and Mr. Belinfanti, entered into a voting agreement with Smith & Nephew based on the Form Director Voting Agreement. As of January 31, 2014, stockholders who signed the Voting Agreements collectively owned approximately 17.6% of the outstanding shares of common stock of the Company on an as-converted basis.

Voting Provisions

        Pursuant to the Voting Agreements, OEP and each member of our Board of Directors has agreed, subject to the terms and conditions contained in each Voting Agreement, to vote all of its shares of Company common stock or Company Series A Preferred Stock, as applicable, whether currently owned or acquired at any time prior to the termination of the applicable Voting Agreement, in the following manner:

  •
  in favor of the adoption and approval of the merger agreement and approval of the merger and other transactions contemplated by the merger agreement;

  •
  in favor of any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration to solicit additional votes;

  •
  against any Acquisition Proposal; and

  •
  against any action, agreement or transaction involving ArthroCare or any of its subsidiaries that would reasonably be expected to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the merger and the other transactions contemplated by the merger agreement or the Voting Agreements.

        Except as described above, nothing in the Voting Agreements limits the rights of OEP or any member of our Board of Directors to vote in favor of, against or abstain with respect to any matters presented to the stockholders of the Company. The Voting Agreements do not limit or restrict a stockholder who signs a Voting Agreement in his or her capacity as a director or officer from acting in such capacity or voting in such capacity in such person's sole discretion on any matter.

        Pursuant to the Voting Agreements, OEP and each member of our Board of Directors has agreed to waive appraisal rights and has provided an irrevocable proxy to Smith & Nephew.

 Restrictions on Transfer; Other Actions

        Under the Voting Agreements, OEP and each member of our Board of Directors has agreed that until the earlier of the termination of the applicable Voting Agreement and the date on which the merger agreement is adopted by the stockholders of the Company, the applicable stockholder will not:

  •
  transfer any of its shares of Company common stock or Company Series A Preferred Stock, as applicable, beneficial ownership thereof or any other interest therein unless pursuant to certain permitted transfers;

  •
  enter into any agreement with any person, or take any other action, that violates or conflicts with its representations, warranties, covenants and obligations under the applicable Voting Agreement; or

  •
  take any action that would restrict or otherwise affect its legal power, authority and right or its ability to comply with and perform its covenants and obligations under the applicable Voting Agreement.

Non-Solicitation

        Pursuant to the Voting Agreements, OEP and each member of our Board of Directors also agreed that it will not, and will use its reasonable best efforts to cause each of its subsidiaries and will direct its representatives not to, directly or indirectly:

  •
  solicit, initiate or knowingly take any action to facilitate or encourage, in each case, the submission of any Acquisition Proposal;

  •
  enter into or participate in any discussions or negotiations relating to ArthroCare or any of its subsidiaries with, or furnish any information relating to ArthroCare or any of its subsidiaries to, any person that, to the knowledge of stockholder signing the Voting Agreement, is seeking to make, or has made, an Acquisition Proposal;

  •
  make or participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) or powers of attorney or similar rights to vote, or seek to advise or influence any person, with respect to the voting of any shares of Company common stock or Company Series A Preferred Stock in connection with any vote or other action on any matter, other than to recommend that the stockholders of the Company vote in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby as otherwise expressly provided in the applicable Voting Agreement; or

  •
  approve, adopt, recommend or enter into, or publicly propose to approve, adopt, recommend or enter into any agreement with respect to an Acquisition Proposal.

Termination

        Each of the Voting Agreements terminate upon the earliest to occur of: (i) the date that the merger agreement terminates in accordance with its terms and (ii) with respect to each stockholder that is a party to the Voting Agreement, the date on which there is any material modification, waiver or amendment to the merger agreement that is adverse to the stockholders and that has not been approved by such stockholder (it being understood that any decrease in or change in the form of the merger consideration or extension of the End Date (as defined in the Merger Agreement) beyond nine months from the date of the merger agreement will constitute a material amendment to the merger agreement that is adverse to the stockholders).

 OEP SPA Waiver

        ArthroCare and OEP are parties to the OEP SPA. Under the OEP SPA, OEP is subject to certain standstill provisions with respect to Company common stock. Our Board of Directors waived any restrictions (including standstill restrictions) that may be applicable to OEP and its affiliates under the OEP SPA in connection with the OEP Voting Agreement.

 PROPOSAL 2—AUTHORITY TO ADJOURN THE SPECIAL MEETING

The Adjournment Proposal

        Although it is not currently expected, the special meeting may be adjourned for the purpose of, among other things, soliciting additional votes.

  •
  Our bylaws expressly provide that if a quorum is not present at the special meeting, then the meeting may be adjourned by stockholders from time to time by the holders of a majority of the shares present in person or by proxy at the special meeting. In addition, if a quorum is present, the special meeting may be adjourned by stockholders by the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy at the special meeting. Any signed proxies received by us for which no voting instructions are provided will be voted in favor of an adjournment. However, if you indicate that you wish to vote "AGAINST" the proposal to approve and adopt the merger agreement, your shares will only be voted "FOR" the adjournment proposal if you indicate that you wish to vote "FOR" such proposal.

  •
  Under the merger agreement, we may not, without Smith & Nephew's permission, adjourn or postpone the special meeting, except under certain circumstances. In particular, we may adjourn the special meeting without Smith & Nephew's consent for up to three periods (none of which may exceed 10 business days), if advisable or necessary, including to solicit additional votes in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting. If our Board of Directors determines that it is advisable or necessary, we will ask our stockholders to vote only upon the proposal to adjourn the special meeting, and not the proposal to adopt the merger agreement.

        If the stockholders approve the proposal to adjourn the special meeting, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional votes, including the solicitation of votes from stockholders that have previously voted. Among other things, approval of the proposal to adjourn the special meeting could mean that, even if we had received proxies representing a sufficient number of votes against the proposal to adopt the merger agreement to defeat that proposal, we could adjourn the special meeting without a vote on the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of the proposal to adopt the merger agreement.

Board of Directors Recommendation

        Our Board of Directors unanimously recommends that you vote "FOR" the proposal to adjourn the special meeting.

PROPOSAL 3—ADVISORY VOTE ON NAMED EXECUTIVE OFFICER GOLDEN PARACHUTE COMPENSATION

  Advisory Vote On Named Executive Officer Golden Parachute Compensation

        The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K under the Exchange Act, which requires disclosure of information about compensation for each "named executive officer" of the Company that is based on or otherwise relates to the merger. The compensation described below is referred to as "golden parachute compensation." Further details regarding the following forms of golden parachute compensation payable in connection with the merger can be found at "The Merger—Interests of Our Directors and Executive Officers in the Merger" and the table below.

        Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which we refer to as the Dodd-Frank Act, and Rule 14a-21(c) under the Exchange Act require that we seek a non-binding advisory vote from our stockholders to approve the golden parachute compensation payable to our named executive officers in connection with the merger. We are asking our stockholders to approve, on a non-binding advisory basis, the golden parachute compensation for each of our named executive officers that is based on or otherwise relates the merger.

  Specified Compensation that may Become Payable to Our Named Executive Officers in Connection with the Merger

        In accordance with Item 402(t) of Regulation S-K, the table below sets forth the estimated amounts of compensation and benefits that may become payable to each named executive officer of the Company either immediately at the effective time of the merger or on a subsequent qualifying termination of employment (if any) that are based on or otherwise relate to the merger. The footnotes to the table below distinguish between the benefits payable in connection with the merger without a qualifying termination ("single-trigger" benefits) and the benefits payable upon the named executive officer's involuntary termination of employment with the Company within 24 months following the effective time of the merger ("double-trigger" benefits). These amounts have been calculated assuming the merger had been consummated on March 14, 2014 and assuming each named executive officer had experienced a qualifying termination of employment as of that date. Please see the section entitled "The Merger—Interests of Our Directors and Officers in the Merger" for further information about the applicable compensation and benefits. As the merger will close, and the associated terminations of employment (if any) will occur, on an as-yet-undetermined date in the future (rather than March 14, 2014), certain amounts paid to the named executive officers may be higher or lower than the amounts shown in the table. The information below is based on the merger consideration of $48.25 per share.

Named Executive Officer	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Total ($)
David Fitzgerald President and CEO	2,088,000	2,727,860	36,000	0	4,851,860
Todd Newton EVP, CFO and COO	1,361,892	2,405,676	36,000	0	3,803,568
James L. Pacek SVP, Global Markets and Sales Operations	981,348	1,621,481	30,600	820,549	3,453,978
Scott Schaffner SVP and General Manager, Sports Medicine	1,005,039	1,790,639	51,000	0	2,846,678
Jean Woloszko CTO and SVP of Research and Development	849,940	1,951,821	30,600	775,163	3,607,524

(1)
Amounts reported represent a double-trigger cash severance payment equal to (i) for amounts under the employment agreement, (a) the named executive officer's monthly base salary multiplied by 24, plus (b) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination occurs multiplied by two or (ii) for amounts under the continuity agreements, the executive's "current compensation" for the 24-month period following the executive's termination of employment. These double-trigger cash severance payments are in satisfaction of amounts payable under the employment agreements for Messrs. Fitzgerald and Newton and the continuity agreements for Messrs. Pacek, Schaffner and Woloszko in the event the named executive officer experiences an involuntary termination (as defined in the applicable continuity or employment agreement) within 24 months following the effective time of the merger, subject to the named executive officer (except for Mr. Woloszko) executing and not revoking a general release of claims. The value of each named executive officer's base salary, annual target bonus and double trigger cash severance is as follows:

Name	Monthly Base Salary ($)	Monthly Base Salary Multiplied by 24 ($)	Annual Target Bonus ($)	Annual Target Bonus Multiplied by Two ($)	Total ($)
David Fitzgerald	48,333	1,160,000	464,000	928,000	2,088,000
Todd Newton	33,830	801,113	280,390	560,779	1,361,892
James L. Pacek	27,260	654,232	163,558	327,116	981,348
Scott Schaffner	27,918	670,026	167,507	335,013	1,005,039
Jean Woloszko	24,424	586,166	131,887	263,775	849,940
(2)
Amounts reported reflect the single-trigger value of the unvested Company Options, Company Stock Appreciation Rights and Company RSUs that would vest in full immediately prior the effective time of the merger and the Company Performance Shares that would be deemed to vest, in each case, in accordance with the terms of the merger agreement. The value of the unvested and accelerated Company Options and Company Stock Appreciation Rights, as applicable, is the difference between the per share merger consideration of $48.25 and the exercise price of the Company Option or Company Stock Appreciation Right, as applicable, multiplied by the number of unvested shares as of March 14, 2014 consistent with the methodology applied under SEC Regulation M-A Item 1011(b) and Regulation S-K Item 402(t)(2). The value of the accelerated vesting of the Company RSUs and Company Performance Shares is based on the per share merger consideration of $48.25. The performance achievement for the performance period associated with awards of Company Performance Shares will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger), and the vesting of such Company Performance Share awards will be accelerated based upon such performance achievement (but in no event will less than one-third of the target number of shares subject to each award of Company Performance Shares vest). The amounts in this column for the unvested and accelerated Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares (i) do not include any Company Options and Company Stock Appreciation Rights with an exercise price per share equal to or greater than $48.25 and (ii) do not reflect any taxes payable by the named executive officers. The value of the unvested and accelerated Company Options, Company Stock Appreciation Rights, Company RSUs and Company Performance Shares for each named executive officer is as follows:

Name	Fair Market Value of Accelerated Unvested Company Options ($)	Fair Market Value of Accelerated Unvested Company Stock Appreciation Rights ($)	Fair Market Value of Accelerated Company RSUs ($)	Fair Market Value of Company Performance Shares that Vest in connection with the Merger ($)(a)	Total ($)
David Fitzgerald	89,405	0	1,719,437	919,018	2,727,860
Todd Newton	590,800	0	895,858	919,018	2,405,676
James L. Pacek	268,020	0	434,443	919,018	1,621,481
Scott Schaffner	285,914	0	585,707	919,018	1,790,639
Jean Woloszko	304,517	0	728,286	919,018	1,951,821

(a)
The fair market value of accelerated Company Performance Shares constitutes one-third of the target number of shares of Company common stock underlying the awards of Company Performance Shares held by each named executive officer which represents the probable outcome as of March 14, 2014 of the Company's achievement of the performance goals for the Company Performance Shares. The performance achievement for the performance period associated with the Company Performance Share awards will be assessed immediately prior to the effective time of the merger (using the last business day of the last completed fiscal quarter prior to the effective time of the merger for any performance period ongoing at the effective time of the merger).
(3)
Amounts reported represent (i) for all named executive officers other than Messrs. Fitzgerald and Newton, the double trigger maximum value of outplacement services to be provided for up to 24 months ($15,000) plus (ii) $650 per month for up to 24 months which is the maximum amount payable by the Company for Messrs. Pacek and Woloszko ($15,600), and $1,500 per month for up to 24 months which is the maximum amount payable by the Company for Messrs. Fitzgerald, Newton and Schaffner ($36,000), to reimburse his premium payments for group health coverage elected by the executive pursuant to COBRA. These double trigger outplacement and COBRA payments are in satisfaction of amounts payable under the employment agreements for Messrs. Fitzgerald and Newton and the continuity agreements for Messrs. Pacek, Schaffner and Woloszko in the event the named executive officer experiences an involuntary termination (as defined in the applicable continuity or employment agreement) within 24 months following the effective time of the merger, subject to the named executive officer (except for Woloszko) executing and not revoking a general release of claims.

(4)
Amounts reported represent the Company reimbursement of golden parachute excise tax paid or payable by the named executive officer pursuant to the continuity agreements for Messrs. Pacek and Woloszko in the event Messrs. Pacek or Woloszko experiences an involuntary termination (as defined in the applicable continuity agreement) within 24 months following the effective time of the merger. In the event that any payment or other benefit under the continuity agreement would be subject to the excise tax imposed by Section 4999 of the Code, the named executive officer will be entitled to receive an additional payment from us, equal to 100% of any excise tax actually paid or payable by the executive in connection with the benefits under the continuity agreement, plus an additional payment from us in such amount that after payment of all taxes (including, without limitation, any interest and penalties on such taxes and the excise tax), the named executive officer retains an amount equal to the reimbursement payment. The excise tax amount and payment determinations are based on our best estimate of each executive's liabilities under Section 4999 of the Code, assuming the change in control and qualifying termination (if any) occurred on June 15, 2014 and that the applicable tax rates for 2014 are not changed by legislation after June 15, 2014, and are based on each named executive officer's unvested equity awards as of June 15, 2014. The amounts shown in the table above are accordingly based on all compensation and benefits payable in connection with the merger. Messrs. Fitzgerald, Newton and Schaffner are not eligible for any such excise tax gross-up.

        In accordance with Section 951 of the Dodd-Frank Act and Rule 14a-21(c) under the Exchange Act, we are asking our stockholders to indicate their approval of the golden parachute compensation which our named executive officers will or may become eligible to receive in connection with the merger. These payments are set forth in the table above and the footnotes to the table. Accordingly, we are seeking approval of the following resolution at the annual meeting:

  "RESOLVED, that the stockholders of the Company approve, on an advisory (non-binding) basis, the agreements or understandings with and items of compensation payable to the named executive officers of the Company that are based on or otherwise relate to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the table and the footnotes to the table set forth in the section of this proxy statement entitled 'Advisory Vote on Named Executive Officer Golden Parachute Compensation."'

  Board of Directors' Recommendation

        The Board of Directors unanimously recommends that our stockholders vote "FOR" the non-binding advisory proposal on the golden parachute compensation for each of our named executive officers that is based on or otherwise relates the merger.

        The vote on this non-binding proposal regarding certain merger-related executive compensation arrangements is a vote separate and apart from the vote on the proposal to adopt the merger agreement and the proposal to adjourn the annual meeting. Accordingly, you may vote "FOR" the proposal to adopt the merger agreement and the proposal to adjourn the annual meeting and vote "AGAINST" or "ABSTAIN" for this non-binding proposal regarding certain merger-related executive compensation arrangements (and vice versa).

        Because your vote is advisory, it will not be binding upon the Company or Smith & Nephew. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated, our named executive officers will be eligible to receive the golden parachute compensation, subject only to the conditions under the applicable contractual arrangements, in accordance with the terms and conditions applicable to such compensation and any future amendments thereto.

MARKET PRICE

        Our common stock is traded on NASDAQ under the symbol "ARTC." The table below shows, for the periods indicated, the range of high and low sales prices for our common stock as quoted on NASDAQ.

	High	Low
Year ended December 31, 2013:
First Quarter	$36.99	$34.06
Second Quarter	$36.58	$32.28
Third Quarter	$37.49	$31.56
Fourth Quarter	$40.48	$33.50
Year ended December 31, 2012:
First Quarter	$32.63	$23.54
Second Quarter	$29.49	$24.13
Third Quarter	$32.81	$27.21
Fourth Quarter	$34.68	$29.33
Year ended December 31, 2011:
First Quarter	$35.56	$27.23
Second Quarter	$36.00	$31.44
Third Quarter	$35.00	$27.56
Fourth Quarter	$32.18	$25.48

        The following table sets forth the closing per share sales price of our common stock on NASDAQ on January 31, 2014, the last full trading day before the public announcement of the proposed merger, and on April 2, 2014, the latest practicable trading day before the printing of this proxy statement:

ArthroCare Corporation Common Stock Closing Price
January 31, 2014	$45.38
April 2, 2014	$48.30

        We have never paid a dividend on our common stock and do not anticipate paying one for the indefinite future. Until the effective time of the merger, the merger agreement does not permit us to declare, set aside or pay any dividend or other distribution, except for dividends between the Company and its wholly owned subsidiaries, without the prior written consent of Smith & Nephew. Following the merger, there will be no further market for our common stock.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's common stock as of March 14, 2014 by:

  •
  each of the Company's directors,

  •
  each named executive officer,

  •
  all directors and executive officers of the Company as a group, and

  •
  each person known by the Company to beneficially own more than 5 percent of the Company's common stock (based on information supplied in Schedules 13D and 13G filed with the Securities and Exchange Commission).

        As of March 14, 2014 there were 34,465,776 shares of our common stock outstanding, which includes 5,805,921 shares of common stock resulting from the conversion of the OEP Entities' preferred stock on February 11, 2014, which shares were received by the OEP Entities on February 24, 2014.

Security Ownership of Beneficial Owners of More Than Five Percent of Our Stock:

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Common Stock	Smith & Nephew plc(4) 15 Adam Street London WC2N 6LA	6,449,533	19.0%
Common Stock	OEP AC Holdings, LLC, c/o One Equity Partners LLC, 320 Park Avenue, 18th Floor, New York, New York 10022(5)	5,849,913	17.0%
Common Stock	Westfield Capital Management Company, LP, 1 Financial Center, Boston, Massachusetts 02111(6)	2,682,602	7.8%
Common Stock	Capital Research Global Investors 330 South Hope Street Los Angeles, California 90071(7)	2,409,379	7.0%
Common Stock	Small Cap World Fund, Inc., 333 South Hope Street Los Angeles, California 90071(8)	2,235,079	6.5%
Common Stock	BlackRock Inc. 40 East 52nd Street New York, New York 10022(9)	1,892,448	5.5%

 Security Ownership of Our Management and Directors:(11)

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
Board of Directors
Common Stock	Barbara D. Boyan(11)	42,908	*
Common Stock	James G. Foster(12)	60,718	*
Common Stock	Terrence E. Geremski(13)	30,094	*
Common Stock	Fabiana Lacerca-Allen	0	*
Common Stock	Tord B. Lendau(14)	39,609	*
Common Stock	Peter L. Wilson(15)	68,630	*
Common Stock	Gregory A. Belinfanti, One Equity Partners LLC, 320 Park Avenue, 18th Floor, New York, New York 10022(16)	5,849,913	17.0%
Common Stock	Christian P. Ahrens, One Equity Partners LLC, 320 Park Avenue, 18th Floor, New York, New York 10022(17)	5,849,913	17.0%
Named Executive Officers
Common Stock	David Fitzgerald(18)	376,708	1.1%
Common Stock	Todd Newton(19)	177,231	*
Common Stock	Scott Schaffner(20)	105,054	*
Common Stock	Jean Woloszko(21)	107,236	*
Common Stock	James L. Pacek(22)	108,913	*
Common Stock	All directors and executive officers as a group (17 persons)(23)	7,117,034	20.0%

*
Represents less than 1% of the Company's outstanding common stock.

(1)
The address for all executive officers and directors, except for Gregory Belinfanti and Christian Ahrens, is c/o ArthroCare Corporation, 7000 West William Cannon Drive, Building One, Austin, Texas 78735.

(2)
Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
The applicable ownership percentage for members of the Board of Directors and executive officers is based on the shares of common stock outstanding together with applicable Company Options for such stockholder as of March 14, 2014. The applicable ownership percentage for all other beneficial owners listed in the table is based on the number of outstanding shares as of March 14, 2014, as indicated in the relevant Schedule 13G filings described in the footnotes below. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Shares of common stock subject to the Company Options or other convertible securities currently exercisable, or exercisable or scheduled to become exercisable within 60 days of March 14, 2014, are deemed outstanding for computing the ownership percentage of the person holding such Company Options or other convertible securities, but are not deemed outstanding for computing the ownership percentage of any other person.

(4)
Includes 6,075,497 shares of common stock held by the OEP Entities and members of our Board of Directors, an aggregate of 291,566 shares of common stock issuable upon the exercise of options held by members of our Board of Directors that are currently exercisable or exercisable within 60 days, an aggregate of 79,970 shares of common stock underlying deferred Company RSUs held by the OEP Entities and members of our Board of Directors that are vested or scheduled to vest within 60 days and an aggregate of 2,500 shares of common stock with shared distribution rights. As a result of the Voting Agreements, Smith & Nephew plc may be deemed to beneficially own shares held by the OEP Entities and the members of our Board of Directors.

(5)
Includes 5,833,155 shares of common stock, including 5,805,921 resulting from the conversion of preferred stock on February 11, 2014. Also includes, 16,758 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014. The managing member of OEP is One Equity Partners III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP General Partner III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP Parent LLC, a Delaware limited liability company ("OEP Parent"), of which the sole member is OEP Holding

  Corporation, a Delaware Corporation, of which the sole stockholder is Bank One Investment Corporation, a Delaware corporation, of which the sole stockholder is JP Morgan Capital Corporation, a Delaware corporation, of which the sole stockholder is Banc One Financial LLC, a Delaware limited liability company, of which the sole member is JPMorgan Chase & Co., a Delaware corporation. Messrs. Ahrens and Belinfanti are officers of OEP Parent as well as directors of ArthroCare. Messrs. Ahrens and Belinfanti disclaim beneficial ownership of any of the securities described herein except to the extent of their pecuniary interest therein.

(6)
As reported in a Schedule 13G/A filed on March 10, 2014 by Westfield Capital Management Company, LP. Westfield Capital Management Company, LP, had the sole power to vote or direct the vote of 2,222,773 shares of common stock and sole power to dispose or direct the disposition of 3,166,520 shares of common stock.

(7)
As reported in a Schedule 13G/A filed on February 13, 2014 by Capital Research Global Investors. Capital Research Global Investors had the sole power to vote or direct the vote of 2,409,379 shares of common stock and sole power to dispose or direct the disposition of 2,409,379 shares of common stock.

(8)
As reported in a Schedule 13G filed on February 14, 2014 by SMALLCAP World Fund, Inc. SMALLCAP World Fund, Inc. is the beneficial owner of 2,235,079 shares of our common stock but does not maintain the sole or shared rights to vote or dispose of shares beneficially owned.

(9)
As reported in a Schedule 13G/A filed on January 28, 2014 by BlackRock, Inc., BlackRock, Inc. had the sole power to vote or direct the vote of 1,797,446 shares and the sole power to dispose or direct the disposition of 1,892,448 shares.

(10)
The disclosure provided was taken from information submitted by the director or officer and company records.

(11)
Includes 19,276 shares of common stock, 11,432 shares of common stock issuable pursuant to Company Options that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014 and 12,200 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014.

(12)
Includes 26,270 shares of common stock, 21,623 shares of common stock issuable pursuant to Company Options that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014 and 12,825 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014.

(13)
Includes 5,393 shares of common stock, 11,814 shares of common stock issuable pursuant to Company Options that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014 and 12,887 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014.

(14)
Includes 6,239 shares of common stock, 21,432 shares of common stock issuable pursuant to Company Options that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014 and 11,938 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014.

(15)
Includes 30,763 shares of common stock, 22,005 shares of common stock issuable pursuant to Company Options that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014, 13,362 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, and 2,500 shares with shared distribution rights.

(16)
Includes 5,833,155 shares of common stock, including 5,805,921 resulting from the conversion of preferred stock on February 11, 2014. Also includes, 16,758 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014. The managing member of OEP is One Equity Partners III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP General Partner III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP Parent, of which the sole member is OEP Holding Corporation, a Delaware corporation, of which the sole stockholder is Bank One Investment Corporation, a Delaware corporation, of which the sole stockholder is JP Morgan Capital Corporation, a Delaware corporation, of which the sole stockholder is Banc One Financial LLC, a Delaware limited liability company, of which the sole member is JPMorgan Chase & Co., a Delaware corporation. Messrs. Ahrens and Belinfanti are officers of OEP Parent as well as directors of ArthroCare. Messrs. Ahrens and Belinfanti disclaim beneficial ownership of any of the securities described herein except to the extent of their pecuniary interest therein.

(17)
Includes 5,833,155 shares of common stock, including 5,805,921 resulting from the conversion of preferred stock on February 11, 2014. Also includes, 16,758 shares of deferred Company RSUs that are vested or scheduled to vest within 60 days of March 14, 2014. The managing member of OEP is One Equity Partners III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP General

  Partner III, L.P., a Cayman Islands limited partnership, of which the sole general partner is OEP Parent, of which the sole member is OEP Holding Corporation, a Delaware corporation, of which the sole stockholder is Bank One Investment Corporation, a Delaware corporation, of which the sole stockholder is JP Morgan Capital Corporation, a Delaware corporation, of which the sole stockholder is Banc One Financial LLC, a Delaware limited liability company, of which the sole member is JPMorgan Chase & Co., a Delaware corporation. Messrs. Ahrens and Belinfanti are officers of OEP Parent as well as directors of ArthroCare. Messrs. Ahrens and Belinfanti disclaim beneficial ownership of any of the securities described herein except to the extent of their pecuniary interest therein.

(18)
Includes 154,401 shares of common stock and 203,260 shares of common stock issuable pursuant to Company Options and/or other equity awards that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014.

(19)
Includes 26,510 shares of common stock and 131,674 shares of common stock issuable pursuant to Company Options and/or other equity awards that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014.

(20)
Includes 11,113 shares of common stock and 74,894 shares of common stock issuable pursuant to Company Options and/or other equity awards that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014.

(21)
Includes 22,618 shares of common stock and 65,571 shares of common stock issuable pursuant to Company Options and/or other equity awards that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014.

(22)
Includes 12,070 shares of common stock and 77,796 shares of common stock issuable pursuant to Company Options and/or other equity awards that are exercisable or scheduled to become exercisable within 60 days of March 14, 2014.

(23)
For purposes of computing the aggregate number of shares owned by directors and officers as a group, shares held by the OEP Entities (beneficial ownership of which is attributed to both Messrs. Ahrens and Belinfanti in their capacities as officers of OEP Parent) have been counted only once.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Any proposal presented by a stockholder for inclusion in the Company's proxy materials for the 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 must have been received at the Company's principal executive offices no later than December 2, 2013. Stockholders are advised to review the Company's bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. Under current bylaws, a stockholder may propose business to be considered by the stockholders at the 2014 Annual Meeting (but not to be included in the Company's proxy statement) if 1) the stockholder is a stockholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving notice of the proposed business and at the time of the 2014 Annual Meeting, 2) is entitled to vote at the 2014 Annual Meeting, and 3) that stockholder's notice of the proposed business and the additional information and materials required by our current bylaws is delivered to, or mailed and received at, the principal executive office of the Company not before January 22, 2014 and no later than February 21, 2014.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING

        Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one proxy statement may have been sent to multiple stockholders residing in a single household. We will promptly deliver a separate copy of this document to any stockholder who contacts our Company's Investor Relations Department at (512) 391-3900 or by mail addressed to Investor Relations, ArthroCare Corporation, 7000 West William Cannon Drive, Building One, Austin, Texas 78735, requesting such copy. If stockholders are receiving multiple copies of our proxy statement at such stockholders' household and would instead like to receive only a single copy of our proxy statement at such stockholders' household in the future, or are receiving a single copy of our proxy statement at such stockholders' household and would instead like to receive multiple copies of our proxy statement at such stockholders' household in the future, stockholders should contact their broker, other nominee record holder, or our Investor Relations Department at the telephone number or address provided above to request mailing of a single copy of the proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Exchange Act, and therefore file annual, quarterly and current reports, proxy statements and other information with the SEC.

        You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding us and other registrants that file electronically with the SEC.

        Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2013;

  •
  our Current Reports on Forms 8-K and 8-K/A filed with the SEC on, January 7, 2014, January 21, 2014, February 3, 2014 and February 13, 2014.

        Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this proxy statement.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to ArthroCare Corporation, Attention: Corporate Secretary, 7000 West William Cannon Drive, Building 1, Austin, Texas 78735, Telephone: (512) 391-3900; or to Georgeson, or from the SEC through the SEC website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        If you have questions about the special meeting or the merger with Smith & Nephew after reading this proxy statement, or if you would like additional copies of this proxy statement or the proxy card, please contact our proxy solicitor, Georgeson, at:

Toll Free: (800) 279-6913

Email to: ArthroCare@georgeson.com

Address: Georgeson Inc., 480 Washington Boulevard, 26th Floor Jersey City, NJ 07310

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 3, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

dated as of
February 2, 2014
among
 ARTHROCARE CORPORATION,
SMITH & NEPHEW, INC.
ROSEBUD ACQUISITION CORPORATION
and
 SMITH & NEPHEW PLC

A-i

A-ii

A-iii

Confidential

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of February 2, 2014, among ArthroCare Corporation, a Delaware corporation (the "Company"), Smith & Nephew, Inc., a Delaware corporation ("Parent"), and Rosebud Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), and, solely for purposes of Section 8.01, Section 11.04(b) and Section 11.13, Smith & Nephew plc, an English public limited company ("Parent Holdco").

W I T N E S S E T H :

        WHEREAS, the respective Boards of Directors of the Company, Parent and Merger Subsidiary have approved this Agreement, and the respective Boards of Directors of the Company and Merger Subsidiary deemed it advisable that the respective stockholders of the Company and Merger Subsidiary approve and adopt this Agreement pursuant to which, among other things, Parent would acquire the Company by means of a merger of Merger Subsidiary with and into the Company on the terms and subject to the conditions set forth in this Agreement;

        WHEREAS, Parent has required, as a condition and inducement to its willingness to enter into this Agreement, that the Persons listed on Section 1.01(a)(i) of the Parent Disclosure Schedule each simultaneously herewith enter into a voting agreement (the "Voting Agreements") dated as of the date hereof, providing that each such Person shall vote in favor of and support the Merger and the other transactions contemplated hereby; and

        WHEREAS, prior to the Effective Time, the Company shall cause each outstanding share of Company Series A Preferred Stock to be converted into shares of Company Common Stock in accordance with the terms of the Certificate of Designations and, as of the Effective Time, no shares of Company Series A Preferred Stock shall be issued or outstanding.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

        Section 1.01.    Definitions.     (a) As used herein, the following terms have the following meanings:

        "1933 Act" means the Securities Act of 1933.

        "1934 Act" means the Securities Exchange Act of 1934.

        "Acquisition Proposal" means, other than the transactions contemplated by this Agreement, any Third Party offer, proposal or inquiry relating to, or any Third Party indication of interest in, (i) any acquisition or purchase, direct or indirect, of 15% or more of the consolidated assets of the Company and its Subsidiaries or 15% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company and its Subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in such Third Party beneficially owning 15% or more of any class of equity or voting securities of the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company and its Subsidiaries or (iii) a merger, consolidation, share exchange, business combination, sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 15% or more of the consolidated assets of the Company and its Subsidiaries.

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

        "Anti-Corruption Laws" means (i) the U.S. Foreign Corrupt Practices Act of 1977 and (ii) any similar Applicable Law of any other jurisdiction.

        "Antitrust Laws" means the HSR Act and any other Applicable Law that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

        "Applicable Law" means, with respect to any Person, any transnational, domestic or foreign federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority (including Health Care Laws) that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

        "Business Day" means a day, other than Saturday, Sunday or any other day on which commercial banks in New York, New York or the City of London are authorized or required by Applicable Law to close.

        "Certificate of Designations" means the certificate of designations of the Company Series A Preferred Stock.

        "CMS" means Centers for Medicare and Medicaid Services.

        "Code" means the Internal Revenue Code of 1986.

        "Collective Bargaining Agreement" means any written or oral agreement, memorandum of understanding or other contractual obligation between the Company or any of its Subsidiaries and any labor organization or other authorized employee representative representing Service Providers.

        "Company 10-K" means the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012.

        "Company Balance Sheet" means the consolidated balance sheet of the Company and its Subsidiaries as of September 30, 2013 and the footnotes thereto set forth in the Company's quarterly report on Form 10-Q for the quarterly period then ended.

        "Company Balance Sheet Date" means September 30, 2013.

        "Company Common Stock" means the common stock, $0.001 par value, of the Company.

        "Company Disclosure Schedule" means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by the Company to Parent and Merger Subsidiary.

        "Company Material Adverse Effect" means a material adverse effect on (i) the financial condition, business or results of operations of the Company and its Subsidiaries, taken as a whole, excluding any effect resulting from or arising out of (A) changes in the financial or securities markets or general economic or political conditions in the United States or elsewhere in the world, (B) changes in GAAP or in Applicable Law, or any interpretation thereof, (C) changes or conditions generally affecting the industry in which the Company and its Subsidiaries operate, (D) acts of war, sabotage or terrorism or any escalation or worsening thereof or any natural disasters, (E) the announcement, pendency or consummation of the transactions contemplated by this Agreement (it being understood that this clause (E) shall not apply to any representation or warranty of the Company in Section 4.03, Section 4.04, Section 4.12(b), Section 4.12(e), Section 4.15(c)(ii), Section 4.17(g) or Section 4.17(j) that is intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby), (F) any failure, in and of itself, by the Company and its Subsidiaries to meet any internal or third party budgets, projections, forecasts or predictions of financial performance for any period, (G) any change, in and of itself, in the trading price or trading volume of Company Common Stock on the NASDAQ, (H) events relating to the Products, including Product candidates and Products in development, of any Person (other than, in each case, Products of the Company or any of its Subsidiaries) or (I) the pending actions, suits, investigations or proceedings involving the Company's former chief executive officer and chief financial officer and any other former officers of the Company related to the Company's previously publicly disclosed revenue restatements (but only to the extent publicly disclosed by the Company in filings with the SEC prior to the date hereof), including any obligation of the Company to indemnify such former offers and advance expenses in connection with such actions; provided, however, that the changes, events, circumstances or occurrences set forth in clauses (A), (B), (C) and (D) above may be taken into account in determining whether a "Company Material Adverse Effect" has occurred or would reasonably be expected to occur to the extent that such changes, events, circumstances or occurrences have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the principal industry in which the Company and its Subsidiaries conduct their businesses, and then only to the extent of such disproportionality; provided, further, that the underlying causes of any events set forth in clauses (F) and (G) that are not otherwise excluded from the definition of a "Company Material Adverse Effect" may be taken into account in determining whether a "Company Material Adverse Effect" has occurred or would reasonably be expected to occur; or (ii) the Company's ability to consummate the Merger or the other transactions contemplated by this Agreement.

        "Company Performance Share" means an award granted pursuant to any Equity Plan of performances shares with respect to shares of Company Common Stock.

        "Company Restricted Stock Unit" means an award granted pursuant to any Equity Plan of restricted stock units, including any such award that may be settled in cash, with respect to shares of Company Common Stock.

        "Company Series A Preferred Stock" means the Series A 3.00% Convertible Preferred Stock, $0.001 par value, of the Company.

        "Company Stock Appreciation Right" means any stock appreciation right with respect to shares of Company Common Stock, including any such award that may be settled in cash, granted pursuant to any Equity Plan.

        "Company Stock Option" means any option to purchase shares of Company Common Stock, including any such option that may be settled in cash, granted pursuant to any Equity Plan.

        "Company Transition Incentive Plan" means the Transition Incentive Plan set forth on Section 4.17(a) of the Company Disclosure Schedule.

        "Contract" or "contract" means any written contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, lease or license.

        "Delaware Law" means the General Corporation Law of the State of Delaware.

        "Employee Plan" means any (i) "employee benefit plan" as defined in Section 3(3) of ERISA, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (x) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Affiliates for the current or future benefit of any current or former Service Provider or (y) for which the Company or any of its Subsidiaries has any direct or indirect liability. For the avoidance of doubt, a Collective Bargaining Agreement shall constitute an agreement for purposes of clauses (ii) and (iii).

        "Environmental Laws" means any Applicable Law or any Contract with a Governmental Authority relating to the environment, health and safety or any pollutant, contaminant, chemical or toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material.

        "Environmental Permits" means all permits, licenses, consents, variances, orders, exemptions, franchises, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Laws and affecting, or relating to, the Company or any of its Subsidiaries.

        "Equity Plan" means any equity compensation plan or arrangement of the Company.

        "ERISA" means the Employee Retirement Income Security Act of 1974.

        "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

        "FDA" means the United States Food and Drug Administration.

        "Federal Health Care Program" means each of the health care programs defined at 42 U.S.C. § 1320a-7b(f).

        "GAAP" means generally accepted accounting principles in the United States.

        "Governmental Authority" means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority, in each case of competent jurisdiction and with authority to act with respect to the matter in question.

        "Hazardous Substance" means any substance defined as or regulated as a "pollutant," a "contaminant", a "hazardous substance," a "hazardous material," or a "toxic chemical" under any Environmental Law or any substance, waste or material that is or has the characteristics of being toxic, hazardous, radioactive, ignitable, corrosive or reactive, including any substance, waste or material regulated under any Environmental Law.

        "Health Care Laws" means any and all Applicable Laws relating to the regulation of the health care and medical device industry or to payment for items or services rendered, provided, dispensed or furnished by health care providers or suppliers, including, without limitation, the following laws: (i) the federal Medicare and Medicaid statutes (which include, but are not limited to, 42 U.S.C. §§ 1320a-7, 1320a-7a, 1320a-7b and 1320a-7h), the federal TRICARE statute, the Federal False Claims Act (31 U.S.C. § 3729-33), 18 U.S.C. §§ 286 and, with respect to each of the above, any ordinance, rule, regulation or order issued thereunder or with respect thereto; (ii) all international, multinational, foreign, federal or state laws or regulations applicable to medical device manufacture, registration, approval, importation, sale, use, distribution, dispensing, marketing and security, (iii) any prohibition on the defrauding of or making any false claim, false statement or misrepresentation of material facts to any third-party payer (including commercial and private payers) or any Governmental Authority that administers a Federal Health Care Program or state health care program (including, but not limited to, Medicare, Medicaid and state Medicaid Waiver Programs and TRICARE); (iv) the licensure, certification or registration requirements of health care facilities, services, equipment or health care providers, suppliers of device manufacturers; (v) all state anti-kickback and illegal remuneration laws; (vi) all federal or state laws pertaining to patient confidentiality and privacy and the confidentiality, privacy or security of Protected Health Information or Personal Data, including, but not limited to, the Health Insurance Portability and Accountability Act of 1996 as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 and (vii) The Federal Food Drug, and Cosmetic Act, 21 U.S.C. § 321 et seq., and its implementing regulations.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

        "Intellectual Property Rights" means any and all intellectual property rights or similar proprietary rights throughout the world, including all (i) national and multinational statutory invention registrations, patents and patent applications of any type issued or applied for in any jurisdiction, including all provisionals, nonprovisionals, divisions, continuations, continuations-in-part, reissues, extensions, supplementary protection certificates, reexaminations and the equivalents of any of the foregoing in any jurisdiction, and all inventions disclosed in each such registration, patent or patent application (collectively "Patents"), (ii) trademarks, service marks, trade dress, logos, brand names, certification marks, domain names, trade names, corporate names and other indications of origin, whether or not registered, in any jurisdiction, and all registrations and applications for registration of the foregoing in any jurisdiction, and all goodwill associated with the foregoing (collectively, "Trademarks"), (iii) copyrights (whether or not registered) and registrations and applications for registration thereof in any jurisdiction, including all derivative works, moral rights, renewals, extensions, reversions or restorations associated with such copyrights, regardless of the medium of fixation or means of expression (collectively, "Copyrights"), (iv) trade secrets, know-how, information, data, specifications, processes, methods, knowledge, experience, formulae, skills, techniques, schematics, drawings, blue prints, utility models, designs, technology, software, inventions, discoveries, ideas and improvements, including manufacturing information and processes, assays, engineering and other manuals and drawings, standard operating procedures, flow diagrams, regulatory, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, safety, quality assurance, quality control and clinical data, technical information, research records and similar data and information, (v) database rights, industrial designs, industrial property rights, publicity rights and privacy rights and (vi) the right to assert, claim or sue and collect damages for the past, present or future infringement, misappropriation or other violation of any of the foregoing.

        "International Plan" means any Employee Plan that is not a US Plan.

        "IRS" means the Internal Revenue Service.

        "IT Assets" means computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, data communications lines and all other information technology equipment, and all associated documentation owned by the Company or its Subsidiaries or licensed or leased by the Company or its Subsidiaries pursuant to written agreement (excluding any public networks).

        "Key Employee" means David Fitzgerald, Todd Newton and each employee of the Company or any of its Subsidiaries who is party to a continuity agreement.

        "knowledge of the Company" or "Company's knowledge" means the actual knowledge of the individuals listed in Section 1.01(a) of the Company Disclosure Schedule after reasonable inquiry.

        "Licensed Intellectual Property" means any and all Intellectual Property Rights owned by a Third Party and licensed or sublicensed to the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries has obtained a covenant not to be sued.

        "Lien" means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

        "NASDAQ" means the NASDAQ Stock Market LLC.

        "OIG" means the United States Department of Health and Human Services Office of the Inspector General.

        "Owned Intellectual Property Rights" means any and all Intellectual Property Rights owned or purported to be owned by the Company or any of its Subsidiaries.

        "Parent Disclosure Schedule" means the disclosure schedule dated the date hereof regarding this Agreement that has been provided by Parent to the Company.

        "Parent Material Adverse Effect" means a material adverse effect on Parent's or Merger Subsidiary's ability to consummate the transactions contemplated by this Agreement.

        "Permitted Liens" means any (i) mechanics Liens and similar Liens for labor, materials or supplies provided with respect to real property incurred in the ordinary course of business for amounts which are not due and payable or are being contested in good faith, (ii) Liens that do not materially detract from the value of the specific asset affected or the present use of such asset; (iii) Liens disclosed on the Company Balance Sheet, (iv) Liens arising by virtue of the transactions contemplated under this Agreement, (v) Liens for Taxes not yet due and payable (or those Taxes that are being contested in good faith by appropriate proceedings), (vi) zoning, building codes and other land use Applicable Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property, (vii) easements, covenants, conditions, restrictions, encroachments and other similar matters affecting title to real property which do not materially impair the use of such real property in the operation of the business conducted thereon, (viii) Liens with respect to leased equipment and (ix) landlord's Liens.

        "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        "Personal Data" means a natural person's name, street address, telephone number, e-mail address, photograph, social security number, driver's license number, passport number, or customer or account number, or any other piece of information that alone or together with other information allows the identification of a natural person.

        "Products" with respect to any Person means medical device products being researched, developed, manufactured, supplied, promoted, tested, distributed, marketed, licensed, commercialized or sold by such Person.

        "Protected Health Information" means individually identifiable health information as defined at 45 C.F.R. §160.103.

        "Restricted Share" means a share of Common Stock that was granted under any Equity Plan and that as of immediately prior to the Effective Time is subject to forfeiture restrictions.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

        "SEC" means the Securities and Exchange Commission.

        "Service Provider" means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

        "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

        "Tax" means any tax, governmental fee or other like assessment or charge in the nature of a tax (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority (a "Taxing Authority") responsible for the imposition of any such tax (domestic or foreign).

        "Tax Grant" means any Tax exemption, Tax holiday or reduced Tax rate granted by a Costa Rican Taxing Authority with respect to the Company or any of its Subsidiaries that is not generally available to Persons without specific application therefor.

        "Tax Return" means any report, filing, election or return (including any information return) required to be filed with any Taxing Authority with respect to Taxes, including any schedules, attachments or amendments thereto.

        "Tax Sharing Agreements" means all existing agreements or arrangements (whether or not written) binding the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person's Tax liability and excluding any indemnification agreement or arrangement pertaining to the sale or lease of assets or subsidiaries or contained in credit agreements or other commercial agreements the primary purposes of which do not relate to Taxes.

        "Third Party" means any Person, including as defined in Section 13(d) of the 1934 Act, other than Parent or any of its Affiliates.

        "Trade Secrets" means trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any Person.

        "US Plan" means any Employee Plan that covers Service Providers located primarily within the United States.

        "WARN" means the Worker Adjustment and Retraining Notification Act and any comparable foreign, state or local law.

        (b)   Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	6.03(a)
Agreed Actions	8.01(a)
Agreement	Preamble
Board of Directors	4.02(b)
Burdensome Condition	8.01(a)
Certificates	2.03(a)
Closing	2.01(b)
Company	Preamble
Company Board Recommendation	4.02(b)
Company Filings	4.07(a)
Company Permits	4.12(b)
Company Proxy Statement	4.09
Company Real Property	4.14(c)
Company SEC Documents	Article 4
Company Securities	4.05(b)
Company Submissions	4.12(g)(i)
Company Subsidiary Securities	4.06(b)
Company Stockholder Approval	4.02(a)
Company Stockholder Meeting	6.02(a)

Term	Section
Confidentiality Agreement	6.03(b)(i)
Covered Employee	7.03(a)
Covered Products	8.01(a)
D&O Insurance	7.02(c)
Effective Time	2.01(c)
e-mail	11.01
End Date	10.01(b)(i)
ESPP	7.03(f)
Excluded Products	8.01(a)
Government Funded IP	4.15(i)
Guaranteed Obligations	11.13(a)
HC Company Permits	4.12(e)
Indemnified Person	7.02(a)
Intervening Event	6.03(b)(ii)
Lease	4.14(c)
Leased Real Property	4.14(c)
Material Contract	4.19(b)
Merger	2.01(a)
Merger Consideration	2.02(a)
Merger Subsidiary	Preamble
Non-Employee Holder	2.05(d)
Owned Real Property	4.14(b)
Parent	Preamble
Parent Holdco	Preamble
Parent Plan	7.03(c)
Paying Agent	2.03(a)
Payment Fund	2.03(a)
Registered IP	4.15(e)
Representatives	6.03(a)
Sanctions	4.12(d)
Superior Proposal	6.03(e)
Surviving Corporation	2.01(a)
Tail Period	7.02(c)
Termination Fee	11.04(b)(i)
Uncertificated Shares	2.03(a)

        Section 1.02.    Other Definitional and Interpretative Provisions.     The words "hereof," "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The table of contents and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein, including the Company Disclosure Schedule and the Parent Disclosure Schedule, are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation," whether or not they are in fact followed by those words or words of like import. "Writing," "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules, regulations or interpretations promulgated thereunder. References to any Contract are to such Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, but only to the extent, with respect to any Contract listed on any Schedules hereto, that such amendments, modifications or supplements have been listed in the appropriate schedule or provided to Parent prior to the date hereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to "law," "laws" or to a particular statute or law shall be deemed also to include any Applicable Law.

ARTICLE 2
THE MERGER

        Section 2.01.    The Merger.     (a) At the Effective Time, Merger Subsidiary shall be merged (the "Merger") with and into the Company in accordance with Delaware Law, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation").

          (b)   Subject to the provisions of Article 9, the closing of the Merger (the "Closing") shall take place in New York City at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York, 10017 as soon as possible, but in any event no later than five Business Days after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by Applicable Law, waiver of such conditions by the party or parties entitled to the benefit thereof at the Closing) have been satisfied or, to the extent permitted by Applicable Law, waived by the party or parties entitled to the benefit of such conditions, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree.

          (c)   At the Closing, the Company and Merger Subsidiary shall file a certificate of merger with the Delaware Secretary of State and make all other filings or recordings required by Delaware Law in connection with the Merger. The Merger shall become effective at such time (the "Effective Time") as the certificate of merger is duly filed with the Delaware Secretary of State (or at such later time as may be agreed by Parent and the Company and specified in the certificate of merger).

          (d)   From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Subsidiary, all as provided under Delaware Law.

        Section 2.02.    Conversion of Shares.     At the Effective Time:

          (a)   Except as otherwise provided in Section 2.02(b), Section 2.02(c) or Section 2.04, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive $48.25 in cash, without interest (such per share of Company Common Stock amount, the "Merger Consideration"). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.03, without interest.

          (b)   Each share of Company Common Stock held by the Company as treasury stock or owned by Parent or Merger Subsidiary or any other direct or indirect wholly-owned Subsidiary of Parent immediately prior to the Effective Time (other than shares held for the account of clients, customers or other Persons) shall be canceled, and no payment shall be made with respect thereto.

          (c)   Each share of Company Common Stock held by any Subsidiary of the Company immediately prior to the Effective Time shall be converted into such number of shares of stock of the Surviving Corporation such that each such Subsidiary owns the same percentage of the outstanding capital stock of the Surviving Corporation immediately following the Effective Time as such Subsidiary owned in the Company immediately prior to the Effective Time.

          (d)   Each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation with the same rights, powers and privileges as the shares so converted, and, except as provided in Section 2.02(c), shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

        Section 2.03.    Surrender and Payment.     (a) Prior to the Effective Time, Parent shall appoint a bank or trust company reasonably acceptable to the Company (the "Paying Agent") for the purpose of exchanging for the Merger Consideration (or, in the case of Company Stock Options, an amount based thereon) (i) certificates representing shares of Company Common Stock (the "Certificates"), (ii) subject to Section 2.05, uncertificated shares of Company Common Stock (the "Uncertificated Shares") or (iii) Company Stock Options, or Company Restricted Stock Units held by Non-Employee Holders. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent, in trust for the benefit of the holders of shares of Company Common Stock, cash in U.S. dollars in an amount sufficient to pay the aggregate amount of the Merger Consideration (or, in the case of Company Stock Options, the aggregate amount based thereon) to be paid in respect of the Certificates, the Uncertificated Shares, and Company Stock Options, Company Stock Appreciation Rights, Company Performance Shares or Company Restricted Stock Units held by Non-Employee Holders (any funds deposited with the Paying Agent, the "Payment Fund"). The Payment Fund shall not be used for any other purpose. Promptly after the Effective Time, Parent shall send, or shall cause the Paying Agent to send, to each holder of shares of Company Common Stock or each Non-Employee Holder who holds Company Stock Options, Company Stock Appreciation Rights, Company Performance Shares or Company Restricted Stock Units at the Effective Time a letter of transmittal and instructions in customary form (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent and which shall include customary provisions with respect to delivery of an "agent's message" with respect to shares of Company Common Stock held in book-entry form) for use in such exchange.

          (b)   Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an "agent's message" by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. Upon such surrender, Parent shall pay, or cause the Paying Agent to pay from the Payment Fund, the Merger Consideration payable to each such holder pursuant to this Article 2. Each Non-Employee Holder of Company Stock Options that have been converted into the right to receive a cash amount in accordance with Section 2.05 shall be entitled to receive such cash amount upon delivery of a properly completed letter of transmittal.

          (c)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent that such Tax has been paid or is not payable.

          (d)   After the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation or the Paying Agent, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

          (e)   Any portion of the Merger Consideration (or, in the case of Company Stock Options, an amount based thereon) deposited with the Paying Agent pursuant to Section 2.03(a) that remains unclaimed by the holders of shares of Company Common Stock or Non-Employee Holders twelve months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Common Stock or Company Stock Options for the Merger Consideration (or, in the case of Company Stock Options, an amount based thereon) in accordance with this Section 2.03 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration in respect of such shares without any interest thereon. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Common Stock or any Non-Employee Holder for any amounts properly paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Stock that, pursuant to Applicable Law, would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

          (f)    Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.03(a) to pay for shares of Company Common Stock for which appraisal rights have been perfected shall be returned to Parent, upon demand.

          (g)   The Paying Agent shall invest any cash in the Payment Fund as directed by Parent; provided that Parent shall not direct the Paying Agent to invest any cash in the Payment Fund in any investment if such investment would, or would reasonably be expected to, prevent or delay timely payment of the Merger Consideration pursuant to this Agreement. Any interest and other income resulting from such investments shall be paid to Parent. In the event the Payment Fund shall be insufficient to pay the aggregate Merger Consideration (or, in the case of Company Stock Options, the aggregate amount based thereon) payable in connection with the Merger, Parent shall, or shall cause the Surviving Corporation to, promptly deposit additional funds with the Paying Agent in an amount which is equal to the deficiency in the amount required to make such payment.

        Section 2.04.    Dissenting Shares.     Notwithstanding Section 2.02, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such shares in accordance with Delaware Law shall not be converted into the right to receive the Merger Consideration, unless such holder fails to perfect, withdraws or otherwise loses the right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses the right to appraisal, such shares shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration. The Company shall give Parent prompt notice of any demands received prior to the Effective Time by the Company for appraisal of shares of Company Common Stock, and Parent shall have the right to direct all negotiations and proceedings with respect to all such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

        Section 2.05.    Equity Awards.     (a) Company Stock Options and Company Stock Appreciation Rights.    At the Effective Time, each outstanding Company Stock Option and Company Stock Appreciation Right, whether vested or unvested, shall be cancelled and, in exchange therefor, Parent shall cause the Surviving Corporation to pay to each former holder of any such cancelled Company Stock Option or Company Stock Appreciation Right a cash amount, if any, equal to the product of (i) the Merger Consideration less any applicable exercise price per share, and (ii) the number of shares of Company Common Stock covered by such Company Stock Option or Company Stock Appreciation Right, subject to reduction for any Taxes withheld pursuant to Section 2.07. Each such holder will be given the opportunity to exercise his or her outstanding Company Stock Options or Company Stock Appreciation Rights, as applicable, immediately prior to the Effective Time. In the event that such Company Stock Options or Company Stock Appreciation Rights, as applicable, are not exercised prior to the Effective Time, such Company Stock Options or Company Stock Appreciation Rights, as applicable, will be cancelled in exchange for a cash payment or for no consideration, as applicable, in accordance with this Section 2.05.

          (b)    Company Restricted Stock Units.    At the Effective Time, each outstanding Company Restricted Stock Unit, whether or not then exercisable or vested, shall be cancelled and, in exchange therefor, Parent shall cause the Surviving Corporation to pay to each former holder of any such cancelled Company Restricted Stock Unit a cash amount equal to the product of (i) the Merger Consideration, and (ii) the number of shares of Company Common Stock covered by such Company Restricted Stock Unit, subject to reduction for any Taxes withheld pursuant to Section 2.07.

          (c)    Company Performance Shares.    The performance period for each Company Performance Share shall terminate as of (i) the date such performance period ends in accordance with the terms of the Company Performance Share if such date is on or earlier than the Effective Time or (ii) if such performance period is scheduled to end after the Effective Time in accordance with the terms of the Company Performance Share, the last business day of the completed fiscal quarter that immediately precedes the Effective Time, and the performance achievement for such performance period shall be determined by the Company in accordance with Article VIII of the Company's Long Term Incentive Program. At the Effective Time, each award of Company Performance Shares shall be cancelled and, in exchange therefor, Parent shall cause the Surviving Corporation to pay to each former holder of each award of Company Performance Shares a cash amount with respect to such award equal to the product of (i) the Merger Consideration and (ii) the greater of (A) the number of Company Performance Shares (rounded down to the nearest whole number) such holder would have been entitled to receive based on the performance determined in accordance with the preceding sentence for the performance period applicable to such award, and (B) the number of Company Performance Shares (rounded down to the nearest whole number) equal to one-third (1/3rd) of the target number of Company Performance Shares for such award, subject to reduction for any Taxes withheld pursuant to Section 2.07.

          (d)    Payments through Payroll.    Any payment to which a current or former employee of the Company or any Subsidiary of the Company becomes entitled pursuant Section 2.05, Section 2.05(b) or Section 2.05(c) shall be made through the Surviving Corporation's payroll as promptly as practicable following the Effective Time. Parent shall cause the Paying Agent to pay the payments under Section 2.05, Section 2.05(b) or Section 2.05(c) payable to holders who are not current or former employees of the Company or any Subsidiary of the Company ("Non-Employee Holders") in accordance with Section 2.03. Notwithstanding the foregoing, for any Company Restricted Stock Unit or Company Performance Share that constitutes deferred compensation within the meaning of Section 409A of the Code, if making the payment as promptly as practicable following the Effective Time would subject the holder of such Company Restricted Stock Unit or Company Performance Share to additional tax under Section 409A of the Code, such payment shall be made on the date that it would be made under the applicable Equity Plan absent the application of this Section 2.05.

          (e)   At or prior to the Effective Time, the Company, the Board of Directors or the compensation committee of the Board of Directors, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 2.05.

        Section 2.06.    Adjustments.     If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, subdivision or other similar transaction, or any stock dividend thereon (excluding, for the avoidance of doubt, any conversion of the Company Series A Preferred Stock and any dividend or distribution of Company Series A Preferred Stock required to be made after the date hereof with respect to the outstanding shares of Company Series A Preferred Stock pursuant to the Company Certificate of Designations, including any Make Whole Amount (as defined in the Company Certificate of Designations) thereunder) with a record date during such period, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately and proportionately adjusted to eliminate the effect of such event on the Merger Consideration or any such other amounts payable pursuant to this Agreement, and such adjustment to the Merger Consideration shall provide to the Company's stockholders the same economic effect as contemplated by this Agreement prior to such action.

        Section 2.07.    Withholding Rights.     Notwithstanding any provision contained herein to the contrary, each of the Paying Agent, the Company, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any applicable provision of state, local or foreign Tax law. If the Paying Agent, the Company, the Surviving Corporation or Parent, as the case may be, so withholds amounts and such amounts are paid to the appropriate Governmental Authority in accordance with Applicable Law, such amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of whom the Paying Agent, the Company, the Surviving Corporation or Parent, as the case may be, made such deduction and withholding.

        Section 2.08.    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable and customary amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock represented by such Certificate, as contemplated by this Article 2.

ARTICLE 3
THE SURVIVING CORPORATION

        Section 3.01.    Certificate of Incorporation.     The certificate of incorporation of the Company in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with Applicable Law.

        Section 3.02.    Bylaws.     The bylaws of Merger Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.

        Section 3.03.    Directors and Officers.     From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with Applicable Law, (i) the directors of Merger Subsidiary at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Subject to Section 11.05, except (x) as disclosed in (i) the Company 10-K, the Company's quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013, (iii) each of the Company's current reports on Form 8-K filed with or furnished to the SEC since the date of the filing of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2013 and prior to the date hereof or (iv) the Company's proxy statement relating to its 2013 annual meeting of stockholders, in each case, without giving effect to any amendment thereto filed on or after the date hereof (the documents referred to in the foregoing clauses (i) through (iv), collectively, the "Company SEC Documents"), or (y) as set forth in the Company Disclosure Schedule, the Company represents and warrants to Parent that:

        Section 4.01.    Corporate Existence and Power.     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and authority necessary to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has heretofore made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as currently in effect.

        Section 4.02.    Corporate Authorization.     (a) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the Company's corporate powers and, except for the required approval of the Company's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action on the part of the Company. Assuming the accuracy of the representations and warranties of Parent and Merger Subsidiary set forth in the first sentence of Section 5.08, the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (following the conversion of the outstanding Company Series A Preferred Stock) (the "Company Stockholder Approval") and a vote with respect to a non-binding advisory proposal to approve the "golden parachute compensation" payable to the Company's named executive officers in connection with the Merger, are the only votes of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement has been duly executed and delivered by the Company and, assuming this Agreement is a valid and binding obligation of Parent and Merger Subsidiary, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors' rights generally and general principles of equity).

          (b)   At a meeting duly called and held, the Company's Board of Directors (the "Board of Directors") has (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of the Company's stockholders, (ii) approved, adopted and declared advisable this Agreement and the transactions contemplated hereby, including the Merger and (iii) directed that the approval and adoption of this Agreement be submitted to a vote at a meeting of the Company's stockholders and (iv) resolved, subject to Section 6.03(b), to recommend approval and adoption of this Agreement by the stockholders of the Company (such recommendation, the "Company Board Recommendation").

        Section 4.03.    Governmental Authorization.     The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and the Antitrust Laws applicable to the Merger in the jurisdictions set forth in Section 4.03 of the Company Disclosure Schedule, (iii) compliance with any applicable requirements of the 1934 Act and any other applicable U.S. state or federal securities laws, (iv) compliance with the requirements of NASDAQ and (v) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.04.    Non-contravention.     The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) assuming the Company Stockholder Approval is obtained, contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company, (b) assuming compliance with the matters referred to in Section 5.03 and receipt of the Company Stockholder Approval, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (c) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any Material Contract binding upon the Company or any of its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (b) through (d), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.05.    Capitalization.     (a) The authorized capital stock of the Company consists of (x) 75,000,000 shares of Company Common Stock and (y) 5,000,000 shares of preferred stock, 100,000 shares of which have been designated as Company Series A Preferred Stock. As of January 29, 2014, there were issued and outstanding (i) 28,566,029 shares of Company Common Stock, including an aggregate of 0 Restricted Shares, (ii) 75,000 shares of Company Series A Preferred Stock (which are convertible pursuant to the Certificate of Designations into a maximum of 5,805,921 shares of Company Common Stock (including, for the avoidance of doubt, the Make-Whole Amount (as defined in the Certificate of Designations), (iii) Company Stock Options to purchase an aggregate of 1,347,462 shares of Company Common Stock, (iv) Company Stock Appreciation Rights with respect to an aggregate of 120,954 shares of Company Common Stock, (v) Company Restricted Stock Units relating to an aggregate of 502,817 shares of Company Common Stock, and (vi) Company Performance Shares relating to an aggregate of 399,994 shares of Company Common Stock based on target achievement of performance goals. The weighted average exercise price of the Company Stock Options and Company Stock Appreciation Rights that were issued and outstanding as of January 29, 2014 was $29.79. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any employee stock option or other compensation plan or arrangement will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. Section 4.05 of the Company Disclosure Schedule contains a true and complete list as of January 29, 2014 of all outstanding Restricted Shares, Company Stock Options, Company Stock Appreciation Rights, Company Restricted Stock Units and Company Performance Shares, including with respect to each such award the holder, exercise price (if applicable) and number of shares of Company Common Stock subject thereto (at target, for Company Performance Shares).

          (b)   There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth in Section 4.05(a) and for changes since January 29, 2014 resulting from (x) the exercise of Company Stock Options or Company Stock Appreciation Rights outstanding on such date or issued after such date, (y) the vesting and settlement of Company Restricted Stock Units, Company Performance Shares and Restricted Shares outstanding on such date or issued after such date and (z) the issuance of shares of Company Common Stock pursuant to the ESPP in compliance with Section 7.03(e), there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of, or other ownership interests in, the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, the Company, (iii) warrants, calls, options or other rights to acquire from the Company, or other obligations of the Company to issue, any shares of capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for capital stock or other voting securities of, or other ownership interests in, the Company or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, the Company (the items in clauses (i) through (iv) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Securities.

          (c)   No Subsidiary or controlled Affiliate of the Company owns any Company Securities.

        Section 4.06.    Subsidiaries.     (a) Each Subsidiary of the Company is duly organized, validly existing and (where applicable) in good standing under the laws of its jurisdiction of organization, has all organizational power and authority necessary to carry on its business as now conducted. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Subsidiaries of the Company and their respective jurisdictions of organization are identified in the Company 10-K.

          (b)   All of the outstanding capital stock or other voting securities of, or other ownership interests in, each Subsidiary of the Company is owned by the Company, directly or indirectly, free and clear of any Lien (except for Permitted Liens) and free of any other limitation or restriction other than transfer restrictions under federal and state securities laws. There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable for, shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the "Company Subsidiary Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Subsidiary Securities. Except for the capital stock or other voting securities of, or other ownership interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.

        Section 4.07.    SEC Filings and the Sarbanes-Oxley Act.     (a) The Company and its Subsidiaries have filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed or furnished since January 1, 2012 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the "Company Filings").

          (b)   As of its filing date (and as of the date of any amendment), each Company Filing complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1934 Act, as the case may be.

          (c)   As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company Filing filed pursuant to the 1934 Act did not, as of the date it was filed, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (d)   Each Company Filing that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment or supplement became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e)   The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act). Such disclosure controls and procedures are designed to ensure, and the Company has no reasonable basis to believe such controls and procedures are not effective to ensure, that all material information relating to the Company required to be included in reports filed by the Company under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer as appropriate to allow timely decisions regarding required disclosure.

          (f)    Since January 1, 2012, the Company has established and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of the Company's financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. Since January 1, 2012, the Company's principal executive officer and its principal financial officer have disclosed, based on its most recent evaluation of internal controls over financial reporting prior to the date hereof, to the Company's auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls over financial reporting.

          (g)   Since January 1, 2012, there has been no transaction, or series of similar transactions, agreements, arrangements or understandings, nor is there any proposed transaction as of the date of this Agreement, or series of similar transactions, agreements, arrangements or understandings to which the Company or any of its Subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the 1933 Act.

        Section 4.08.    Financial Statements.     The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company Filings fairly present in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto and, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q under the 1934 Act), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements).

        Section 4.09.    Disclosure Documents.     The proxy statement of the Company to be filed with the SEC in connection with the Merger (the "Company Proxy Statement") and any amendment or supplement thereto will, when filed, comply as to form in all material respects, with the applicable requirements of the 1934 Act. At the time the Company Proxy Statement and any amendments or supplements thereto are first mailed to the stockholders of the Company and at the time such stockholders vote on approval and adoption of this Agreement, the Company Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included or incorporated by reference in the Company Proxy Statement based upon information supplied by Parent, Merger Subsidiary or any of their respective representatives or advisors specifically for use or incorporation by reference therein.

        Section 4.10.    Absence of Certain Changes.     (a) From the Company Balance Sheet Date until the date hereof, (i) the business of the Company and its Subsidiaries has been conducted in the ordinary course consistent with past practices and (ii) there has not been any event, occurrence, development, change or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   From the Company Balance Sheet Date until the date hereof, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent's consent, would constitute a breach of Section 6.01(a), (b), (c), (f), (g), (j), (l), (m) and (o).

        Section 4.11.    No Undisclosed Material Liabilities.     There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute or otherwise other than: (i) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practices since the Company Balance Sheet Date; (iii) liabilities that were incurred under this Agreement or in connection with the transactions contemplated hereby; and (iv) liabilities or obligations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.12.    Compliance with Applicable Laws.     Except with respect to the matters specifically addressed in clause (d) below (which are addressed exclusively in clause (d) below), matters relating to compliance with Health Care Laws (which are addressed exclusively in clauses (e) through (h) below), infringement or misappropriation of any Intellectual Property Rights (which are addressed exclusively in Section 4.15), Tax compliance matters (which are addressed exclusively in Section 4.16 and Section 4.17), and environmental compliance matters (which are addressed exclusively in Section 4.18(ii)):

          (a)   the Company and each of its Subsidiaries is and since January 1, 2012, has been in compliance with, and to the knowledge of the Company is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any Applicable

  Law, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or that in any manner seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries hold all governmental licenses, authorizations, permits, consents, approvals, variances, exemptions and orders necessary for the operation of the businesses of the Company and its Subsidiaries as currently conducted (the "Company Permits"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company and its Subsidiaries are in compliance with the terms of the Company Permits, and (ii) since January 1, 2012, there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event to allow termination or cancellation of, with or without notice or lapse of time or both, any such Company Permit. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Merger, in and of itself, will not cause the revocation, cancellation, non-renewal, adverse modification or termination of any such Company Permit.

          (c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2012, none of the Company, any of its Subsidiaries or any of their respective directors, officers or employees, or, to the Company's knowledge, any agent or representative of the Company or any of its Subsidiaries, has, in the course of his, her or its actions for, or on behalf of, any of them (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (iii) violated any provision of any Anti-Corruption Law; or (iv) directly or indirectly made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2012, neither the Company nor any of its Subsidiaries has received any communication that alleges that the Company or any of its Subsidiaries, or any of their respective Representatives, is, or may be, in violation of, or has, or may have, any liability under, any Anti-Corruption Law. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws and the matters referred to in this Section 4.12(c).

          (d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective directors, officers or employees, or, to the Company's knowledge, any agents or representatives of the Company or any of its Subsidiaries, is, or is owned or controlled by a Person that is: (i) the subject of any sanctions administered by the U.S. Department of Treasury's Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union or any other relevant sanctions authority (collectively, "Sanctions"), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (currently, Cuba, Iran, North Korea, Sudan and Syria). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2012, (A) neither the Company nor any of its Subsidiaries has engaged in, directly or indirectly, any dealings or transactions with any Person, or in any country or territory, that, at the time of the dealing or transaction, was the subject of Sanctions, and (B) the Company and each of its Subsidiaries has been in compliance in all material respects with, and has not been penalized for or, to the Company's knowledge, under investigation with respect to, and has not been threatened to be charged with or given notice of any violation of, any applicable Sanctions or export controls laws.

          (e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are not in violation of, and since January 1, 2012 have not violated, any Health Care Laws which regulate their operations, activities, products or services or any assets owned or used by any of them. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries hold all governmental licenses, authorizations, permits, consents, approvals, variances, exemptions and orders required by any Health Care Laws for the operation of the businesses of the Company and its Subsidiaries as currently conducted (the "HC Company Permits"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the Company and its Subsidiaries are in compliance with the terms of the HC Company Permits, and (ii) since January 1, 2012, there has occurred no violation of, default (with or without notice or lapse of time or both) under, or event to allow termination or cancellation of, with or without notice or lapse of time or both, any such HC Company Permit. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Merger, in and of itself, will not cause the revocation, cancellation, non-renewal, adverse modification or termination of any such HC Company Permit.

          (f)    None of the Company, any of its Subsidiaries, or their respective employees, officers, or directors, or, to the Company's knowledge, individuals with direct or indirect ownership interests of five (5) percent or more in the Company or its Subsidiaries, agents or contractors, have been, since January 1, 2012, or is currently debarred by the FDA under 21 U.S.C. § 335a, or suspended, excluded or debarred from contracting with the federal or any state government or from participation in any Federal Health Care Program nor, to the Company's knowledge, has the Company, any Subsidiary of the Company or any of their respective employees, officers, directors, individuals with direct or indirect ownership interests of five (5) percent or more in the Company or its Subsidiaries, or agents or contractors engaged in conduct which could result in a suspension, debarment, exclusion or disqualification by any Governmental Authority. Except as described in Section 4.12(f) of the Company Disclosure Schedule, there are no proceedings pending or, to the Company's knowledge, threatened that could result in criminal liability or suspension, exclusion, debarment or disqualification by any Governmental Authority.

          (g)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

              (i)  since January 1, 2012, the Company and each of its Subsidiaries has timely filed any and all material notifications, filings and reports utilized as the basis for or submitted in connection with a request for a Company Permit from any Governmental Authority, including premarket notifications to the FDA, and any written contract or other document with respect to the purchase or reimbursement of items, products and/or services from the Company by third-party payors, including, but not limited to, Federal Health Care Programs and licensing agencies, insurers and carriers (collectively, "Company Submissions"). To the Company's knowledge, the Company Submissions were true, complete and correct in all material respects as of the date of submission and any necessary or required updates, changes, corrections or modifications to such Company Submissions have been submitted to the applicable Governmental Authority;

             (ii)  neither the FDA nor any other comparable Governmental Authority has withdrawn or suspended the approval or clearance of, requested or ordered the recall of, ordered the seizure of, or ordered or requested the discontinuation of advertising and promotional materials of any of the products of the Company or any of its Subsidiaries; and

            (iii)  neither the Company nor any Subsidiary of Company has, since January 1, 2012, received (A) any warning or untitled letter, report of inspection observations (including FDA Form 483s), establishment inspection report, notice of violation, clinical hold, or other written documents or other communications from the FDA, any other Governmental Authority or any Institutional Review Board alleging material non-compliance by the Company or such Subsidiary with any Applicable Law or regulatory requirements (including those of the FDA), (B) any written notice from FDA that FDA intends to invoke its policy with respect to Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities, 56 Fed. Reg. 46191 (September 10, 1991) or (C) any written notice or communication from the FDA or any other Governmental Authority which enjoins production at any facility of the Company or any of its Subsidiaries.

          (h)   To the knowledge of the Company, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2012, and except as set forth on Section 4.12(h) of the Company Disclosure Schedule: (i) neither the Company nor any of its Subsidiaries has(A) received or been subject to any notice, citation, suspension, revocation, warning, request of payment or refund, investigation, request for information or administrative proceeding or review by a Governmental Authority which alleges or asserts that the Company or any of its Subsidiaries has violated any Health Care Laws or which requires or seeks any adjustment, modification or alteration in the Company's or any of its Subsidiary's operations, activities, products, services or financial condition that has not been resolved, including but not limited to any qui tam lawsuits, or U.S. Department of Justice, OIG, State Attorney General or State Medicaid Agency investigations or audits or(B) been subject to a corporate integrity agreement, deferred prosecution agreement, consent decree, settlement agreement or other similar agreements or orders mandating or prohibiting future or past activities and (ii) neither the Company nor any of its Subsidiaries has settled, or agreed to settle, any actions brought by any Governmental Authority for a violation of any Health Care Laws. To the knowledge of the Company, there are no restrictions imposed by any Governmental Authority upon the business, activities, products or services of the Company or any of its Subsidiaries which would restrict or prevent the Company or such Subsidiary from operating as it currently operates, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.13.    Litigation.     There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, any of its Subsidiaries, any present or former officer, director or employee of the Company or any of its Subsidiaries or any Person for whom the Company or any of its Subsidiaries may be liable or any of their respective properties before (or, in the case of threatened actions, suits, investigations or proceedings, would be before) or by any Governmental Authority or arbitrator, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        Section 4.14.    Properties.     (a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have good and marketable title to, or in the case of leased property and assets have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date, except as have been disposed of since the Company Balance Sheet Date in the ordinary course of business consistent with past practice.

          (b)   Section 4.14(b) of the Company Disclosure Schedule contains a true and complete list, as of the date hereof, of all real property owned by the Company and its Subsidiaries (the "Owned Real Property").

          (c)   Section 4.14(c) of the Company Disclosure Schedule contains a true and complete list, as of the date hereof, or each material lease, sublease or license (each, a "Lease") under which the Company or any of its Subsidiaries leases, subleases or licenses any real property (the "Leased Real Property" and together with the Owned Real Property, the "Company Real Property"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Lease is valid and in full force and effect and (ii) neither the Company nor any of its Subsidiaries, nor to the Company's knowledge any other party to a Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of such Lease, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Lease.

          (d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Real Property and any plants, buildings, structures and equipment thereon owned or leased by the Company and its Subsidiaries have no defects, are in good operating condition and repair and have been maintained consistent with standards generally followed in the industry (given due account to the age and length of use of same, ordinary wear and tear excepted), are adequate and suitable for their present and intended uses and, to the Company's knowledge, in the case of buildings (including the roofs thereof), are structurally sound.

        Section 4.15.    Intellectual Property.     (a) Section 4.15(a) of the Company Disclosure Schedule contains a true and complete list of each of the issuances, registrations and applications for issuance or registration included in the Owned Intellectual Property Rights, specifying as to each such item, as applicable (i) the owner of such item, (ii) each jurisdiction in which such item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of such item and (iv) the date of application and issuance or registration of such item.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries is the sole and exclusive owner of the Owned Intellectual Property Rights and holds all right, title and interest in and to all Owned Intellectual Property Rights, in each case free and clear of any Lien (excluding Permitted Liens) and (ii) to the knowledge of the Company, the Company and its Subsidiaries own or have a valid and enforceable license to use all Intellectual Property Rights necessary to, or used or held for use in, the conduct of the business of the Company and its Subsidiaries as currently conducted.

          (c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there exist no restrictions on the disclosure, use, license or transfer of the Owned Intellectual Property Rights, and (ii) the consummation of the transactions contemplated by this Agreement will not result in (A) the imposition of a Lien on, or extinguish or impair the Company's or its applicable Subsidiary's rights in, any Owned Intellectual Property Rights or (B) result in any breach of or any loss of any benefit or right under, constitute a default under, or give to any third party any right of termination, vesting, amendment, acceleration or cancellation under, any Contract pursuant to which the Company or its applicable Subsidiary obtains any rights to any Licensed Intellectual Property Right.

          (d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) to the knowledge of the Company, neither the Company nor any of its Subsidiaries is infringing, inducing or contributing to the infringement of, misappropriating or otherwise violating any Intellectual Property Right of any Person, (ii) to the knowledge of the Company, during the six (6) years immediately preceding the date of this Agreement, neither the Company nor any of its Subsidiaries has infringed, induced or contributed to the infringement of, misappropriated or otherwise violated any such Third Party's Intellectual Property Rights, and (iii) there is no claim, action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened during the six (6) years immediately preceding the date of this Agreement against the Company or any of its Subsidiaries or any of their respective present or former officers, directors or employees (A) based upon, or challenging or seeking to deny or restrict, the rights of the Company or any of its Subsidiaries in any of the Owned Intellectual Property Rights or Licensed Intellectual Property Rights, (B) alleging that any Owned Intellectual Property Right or Licensed Intellectual Property Right is invalid or unenforceable, (C) alleging that the use of any of the Owned Intellectual Property Rights or Licensed Intellectual Property Rights or any services provided, processes used or products manufactured, used, imported or sold by the Company or any of its Subsidiaries do or may conflict with, misappropriate, infringe or otherwise violate any Intellectual Property Right of any Person or (D) otherwise alleging that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property Right of any Person.

          (e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have taken any and all actions reasonably necessary to maintain, enforce and protect the Owned Intellectual Property Rights and the Company's or its applicable Subsidiary's interest in any Licensed Intellectual Property Rights, (ii) none of the Owned Intellectual Property Rights have been adjudged invalid or unenforceable in whole or part, (iii) all issued Patents, registered Trademarks and registered Copyrights included in the Owned Intellectual Property Rights ("Registered IP") are, to the knowledge of the Company, valid, enforceable, in full force and effect and subsisting in all material respects, (iv) all registration, maintenance and renewal fees applicable to the Registered IP that are currently due have been paid and all documents and certificates related to such items have been filed with the relevant Governmental Authority or other authorities in the applicable jurisdictions for the purposes of maintaining such items (excluding the abandonment or other allowance of the expiration or lapse of Registered IP in the ordinary course of business), and (v) effective written assignments constituting an unbroken, complete chain-of-title from each original owner or inventor to the Company or its applicable Subsidiary have been obtained with respect to all material Owned Intellectual Property Rights, and as to Registered IP, have been duly recorded with the appropriate Governmental Authorities, and (vi) the Company's and its Subsidiaries' prosecution of any and all Patents included in the Owned Intellectual Property Rights has been conducted in compliance with Applicable Law and the applicable rules of the U.S. Patent and Trademark Office.

          (f)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) in the five (5) years immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has sent a written notice to any Third Party alleging that such Third Party has infringed, misappropriated or otherwise violated any Owned Intellectual Property Right, and (ii) the Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all Intellectual Property Rights of the Company the value of which to the Company is contingent upon maintaining the confidentiality thereof.

          (g)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have appropriate procedures in place designed to provide that all Intellectual Property Rights conceived or developed by employees performing product development duties for the Company and its Subsidiaries, and by third parties performing research and development with respect to products for the Company or its Subsidiaries, have been assigned to the Company or its Subsidiary, as applicable, (ii) to the extent that any Intellectual Property Right has been generated by any Third Party (including any current or former employee) engaged in research and development activities reasonably anticipated to generate material Intellectual Property Rights, the Company or one of its Subsidiaries has a written agreement with such Third Party with respect thereto, which provides that the Company or its applicable Subsidiary either (A) has obtained ownership of or (B) has obtained the rights necessary to exploit, sufficient for the conduct of its business as currently conducted, such Intellectual Property Right.

          (h)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the IT Assets operate and perform in a manner that permits the Company and its Subsidiaries to conduct its and their business as currently conducted, and (ii) the Company and its Subsidiaries have taken commercially reasonable actions, consistent with current industry standards, to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including the implementation of commercially reasonable (A) data backup, (B) disaster avoidance and recovery procedures and (C) business continuity procedures.

          (i)    Section 4.15(i) of the Company Disclosure Schedule contains a true and complete list of any and all Owned Intellectual Property Rights that were created, developed or reduced to practice, or are being created, developed or reduced to practice, (i) pursuant to, or in connection with, any Contract between the Company or any of its Subsidiaries and any Governmental Authority or Governmental Authority-affiliated entity, or university, college or other educational institution, or (ii) using any funding or facilities of any Governmental Authority or Governmental Authority-affiliated university, college or other educational institution (collectively, "Government Funded IP"). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries have taken any and all actions necessary to obtain, secure, maintain, enforce and protect the Company's or its applicable Subsidiary's right, title and interest in, to and under all Government Funded IP, and the Company and its Subsidiaries have complied with any and all any Intellectual Property Right disclosure and/or licensing obligations under any applicable contract referenced in clause (i) above.

        Section 4.16.    Taxes.     (a) All material Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due and all such material Tax Returns are, or shall be at the time of filing, true and complete in all material respects.

          (b)   Subject to exceptions as would not be material, the Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable.

          (c)   Neither the Company nor any of its Subsidiaries has granted an extension or waiver of the limitation period for the assessment or collection of any material Tax that remains in effect.

          (d)   The Company, and each Subsidiary, has complied in all material respects with the conditions stipulated in each Tax Grant, no submissions made to any Taxing Authority in connection with obtaining any Tax Grant contained any material misstatement or omission and, to the knowledge of the Company, the transactions expressly contemplated by this Agreement will not adversely affect the status of any existing Tax Grant.

          (e)   There is no claim, audit, action, suit, proceeding or investigation now pending or, to the Company's knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any material Tax or material Tax asset.

          (f)    There are no material Liens for Taxes (other than statutory liens for taxes not yet due and payable or being contested in good faith) upon any of the assets of the Company or any of its Subsidiaries.

          (g)   (i) Neither the Company nor any of its Subsidiaries is a party to or is bound by any Tax Sharing Agreement (other than such an agreement or arrangement between or among (A) the Company (or its Subsidiaries) and Parent (or its Subsidiaries) or (B) the Company and its Subsidiaries exclusively), (ii) neither the Company nor any of its Subsidiaries has liability for the payment of any amount as a result of being party to any Tax Sharing Agreement (other than such agreement or arrangement between or among (X) the Company (or its Subsidiaries) and Parent (or its Subsidiaries) or (Y) the Company and its Subsidiaries exclusively); and (iii) neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company or Parent).

          (h)   Neither the Company nor any of its Subsidiaries has been a party to any "listed transaction" within the meaning of Section 6011 of the Code (including the Treasury Regulations promulgated thereunder).

          (i)    None of the Subsidiaries of the Company owns any Company Common Stock.

          (j)    During the two-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

          (k)   No claim has been made in writing in the last three (3) years by any Taxing Authority in a jurisdiction where the Company or a Subsidiary does not file Tax Returns that the Company or a Subsidiary is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

        Section 4.17.    Employees and Employee Benefit Plans.     (a) Section 4.17 (a) of the Company Disclosure Schedule contains a correct and complete list identifying each material Employee Plan and specifies whether such plan is a US Plan or an International Plan. For each material Employee Plan, the Company has provided to Parent a copy of such plan (or a description, if such plan is not written) and all amendments thereto and, as applicable (i) all trust agreements, insurance contracts or other funding arrangements and amendments thereto, (ii) the current prospectus or summary plan description and all summaries of material modifications, (iii) the most recent favorable determination or opinion letter from the IRS, (iv) the most recently filed annual return/report (Form 5500) and accompanying schedules and attachments thereto, (v) the most recently prepared actuarial report and financial statements and (vi) if such plan is an International Plan, documents that are substantially comparable (taking into account differences in Applicable Law and practices) to the documents required to be provided in clauses (i) through (v). The Company's failure to provide to Parent any of the documents referenced in the preceding sentence as the date hereof would not, individually or in the aggregate, result in a Company Material Adverse Effect, and the Company will provide such documents to Parent not later than ten Business Days after the date hereof.

          (b)   As of the date hereof, no Key Employee has provided written notice to any executive officer of the Company that he or she presently intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Effective Time.

          (c)   With respect to any Employee Plan covered by Subtitle B, Part 4 of Title I of ERISA or Section 4975 of the Code, no non-exempt prohibited transaction has occurred that has caused or would reasonably be expected to cause the Company or any of its Subsidiaries to incur any material liability under ERISA or the Code. Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has in the past six years sponsored, maintained, administered or contributed to (or had any obligation to contribute to), or has or is reasonably expected to have any direct or indirect liability with respect to, any plan that is (i) subject to Title IV of ERISA or (ii) a "multiemployer plan" (as defined in Section 3(37) of ERISA).

          (d)   Each Employee Plan, and any award thereunder, that is or forms part of a "nonqualified deferred compensation plan" within the meaning of Section 409A or 457A of the Code has been timely amended (if applicable) to comply and has been operated in material compliance with, and the Company and its Subsidiaries have materially complied in practice and operation with, all applicable requirements of Section 409A and 457A of the Code, and no amounts currently deferred or to be deferred under any such plan would be not determinable when otherwise includible in income under Section 457A of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A, 457A or 4999 of the Code.

          (e)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter, or has pending or has time remaining in which to file, an application for such determination from the IRS, and no circumstances exist that would reasonably be expected to result in any such determination or opinion letter being revoked or not being reissued or a penalty under the IRS Closing Agreement Program if discovered during an IRS audit or investigation. Each trust created under any such Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation. Each Employee Plan has been maintained in compliance with its terms and with the requirements of Applicable Law, including ERISA and the Code, except for failures to comply or violations that have not had and would not reasonably be expected have, individually or in the aggregate, a Company Material Adverse Effect. No events have occurred with respect to any Employee Plan that could result in payment or assessment by or against the Company of any material excise taxes under ERISA or the Code.

          (f)    Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, all contributions, premiums and payments that are due have been made for each Employee Plan within the time periods prescribed by the terms of such plan and Applicable Law, and all contributions, premiums and payments for any period ending at or prior to the Effective Time that are not due are properly accrued to the extent required to be accrued under applicable accounting principles. There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Subsidiaries relating to, or change in employee participation or coverage under, any Employee Plan that would materially increase the expense of maintaining such plan above the level of expense incurred in respect thereof for the most recently completed fiscal year.

          (g)   Neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement (either alone or together with any other event) will (i) entitle any current or former Service Provider to any material payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) materially enhance any benefits or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, or materially increase the amount payable or trigger any other obligation under, any Employee Plan or otherwise, or (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after Closing, Parent, to merge, amend or terminate any Employee Plan. There is no contract, plan or arrangement (written or otherwise) covering any current or former Service Provider that, individually or collectively, could give rise to the payment of any amount that would not be deductible due to the application of Section 280G or 162(m) of the Code.

          (h)   Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization or life benefits (whether insured or self-insured) to any current or former Service Provider (other than coverage mandated by Applicable Law, including the Consolidated Omnibus Budget Reconciliation Act of 1985 (or COBRA)).

          (i)    There is no action, suit, investigation, audit, proceeding or claim (other than routine claims for benefits) pending against or involving, or, to the Company's knowledge, threatened against or involving any Employee Plan before any arbitrator or any Governmental Authority, including the IRS or the Department of Labor that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries are, and have been since January 1, 2011, in compliance with all Applicable Laws with respect to labor relations, employment and employment practices, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (j)    Each International Plan (i) has been maintained in compliance with its terms and Applicable Law, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) if intended to qualify for special tax treatment, meets in all material respects all the requirements for such treatment, and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles. To the Company's knowledge as of the date of this Agreement, the consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to consummate any of the transactions contemplated hereby.

          (k)   Neither the Company nor any of its Subsidiaries is or has been party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement. There has not been any organizational campaign, petition or other unionization activity seeking recognition of a collective bargaining unit relating to any Service Provider. There are currently no, and since January 1, 2011 there have not been any, labor strikes, slowdowns, stoppages, picketings, interruptions of work or lockouts pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries. There are no material unfair labor practice complaints pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving Service Providers.

          (l)    The Company and each of its Subsidiaries is, and has been since January 1, 2011, in material compliance with WARN and has no material liabilities or other obligations thereunder. Neither the Company nor any of its Subsidiaries has taken any action that would reasonably be expected to cause Parent or any of its Affiliates to have any material liability or other obligation following the Effective Time under WARN.

        Section 4.18.    Environmental Matters.     Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) since January 1, 2012, the Company has not received any written notice, demand, request for information, citation, summons or complaint from a Governmental Authority alleging that the Company is in violation of any Environmental Laws, and no order is outstanding or otherwise in effect, no penalty has been assessed and no action, suit, investigation or proceeding is pending or, to the knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their respective predecessors) that relates to or arises out of any Environmental Law, Environmental Permit or Hazardous Substance; (ii) the Company and its Subsidiaries (and, to the knowledge of the Company, their respective predecessors) are and, since January 1, 2012, have been in compliance with all Environmental Laws and Environmental Permits; (iii), to the knowledge of the Company, since, January 1, 2012, no Hazardous Substance has been discharged, disposed of, dumped, injected, pumped, deposited, spilled, leaked, emitted or released at, on, under, to or from (x) any location by or on behalf of, (y) any property or facility now or previously owned, leased or operated by, or (z) any property or facility to which any Hazardous Substance has been transported for disposal or treatment by or on behalf of, the Company or any of its Subsidiaries (or, to the knowledge of the Company, any of their respective predecessors).

        Section 4.19.    Material Contracts.     (a) Except as disclosed in Section 4.19(a) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or bound by any of the following Contracts as of the date hereof:

              (i)  any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);

             (ii)  any partnership, joint venture, strategic alliance, collaboration, co-promotion, research and development project or other similar Contract (but excluding, for the avoidance of doubt, any distribution, agency or clinical agreements entered into in the ordinary course of business);

            (iii)  any Contract (but excluding any distribution or agency agreements containing the Company's standard terms and conditions and entered into in the ordinary course of business) that limits in any material respect the freedom of the Company or any of its Affiliates to compete in any line of business, therapeutic area or geographic region, or with any Person, or otherwise materially restricts the research, development, manufacture, marketing, distribution or sale of any product or service by the Company or any of its Affiliates;

            (iv)  any Contract (but excluding any distribution or agency agreements containing the Company's standard terms and conditions and entered into in the ordinary course of business) that contains exclusivity or "most favored nation" provisions, or any Contract that grants any right of first refusal or right of first offer to any Person relating to any Product or Product candidate;

             (v)  any Contract (but excluding any distribution or agency agreements containing the Company's standard terms and conditions and entered into in the ordinary course of business) that requires the Company or any of its Subsidiaries to (A) purchase or sell a minimum quantity of goods relating to any product or product candidate and that involves expenditures or receipts in excess of $1,000,000 in any calendar year remaining in its term, or (B) purchase or sell goods relating to any product or product candidate exclusively, in each case from or to any Person;

            (vi)  any employment Contract applicable to any Key Employee which the Company has or could be reasonably expected to have any material Liability;

           (vii)  any Contract relating to indebtedness for borrowed money or any financial guarantee (whether incurred, assumed, guaranteed or secured by any asset), other than Contracts solely among the Company and its wholly owned Subsidiaries;

          (viii)  any Contract relating to any loan or other extension of credit made by the Company or any of its Subsidiaries, other than (A) Contracts solely among the Company and its wholly owned Subsidiaries and (B) accounts receivable in the ordinary course of business of the Company and its Subsidiaries consistent with past practice;

            (ix)  any Contract relating to any swap, forward, futures, warrant, option or other derivative transaction;

             (x)  any Contract (but excluding any distribution or agency agreements containing the Company's standard terms and conditions and entered into in the ordinary course of business) that (A) involves future expenditures or receipts by the Company or any of its Subsidiaries of more than $1,000,000 in any calendar year remaining in its term and (B) cannot be terminated by the Company or the applicable Subsidiary(ies) on less than 90 days' notice without material payment or penalty;

            (xi)  any Contract pursuant to which the Company or any of its Subsidiaries has continuing obligations or interests involving (A) "milestone" or other contingent payments, including upon the achievement of regulatory or commercial milestones, which "milestone" or other contingent payments could exceed $1,000,000 in the aggregate, or (B) payment of royalties or other amounts calculated based upon any revenues or income of the Company or any of its Subsidiaries which royalties or other amounts are reasonably expected to exceed $1,000,000 in any calendar year remaining in its term, in each case that cannot be terminated by the Company or its Subsidiaries without penalty without more than 90 days' notice without material payment or penalty;

           (xii)  any Contract relating to the acquisition or disposition of any business for aggregate maximum consideration (including "earn-outs") in excess of $1,000,000 (whether by merger, sale of stock, sale of assets or otherwise) pursuant to which the Company or any of its Subsidiaries has material continuing obligations, including "earn-outs" and indemnities;

          (xiii)  any Contract not described in any other subsection of this Section 4.19 that relates to the research, development, distribution, marketing, supply, license, collaboration, co-promotion or manufacturing of any material product, which, if terminated or not renewed, would reasonably be expected to have a Company Material Adverse Effect;

          (xiv)  any Contract with any sole-source supplier of material tangible products or services relating to any material product of the Company or its Subsidiaries;

           (xv)  any Contract between the Company or any of its Subsidiaries, on the one hand, and any officer, director or Affiliate (other than a wholly owned Subsidiary) of the Company or any of its Subsidiaries or any of their respective "associates" or "immediate family" members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any of its Subsidiaries has an obligation to indemnify such officer, director, Affiliate, associate or immediate family member, except for any Contract involving employment, change in control, indemnification, stock option or similar Contracts entered into in the ordinary course of business;

          (xvi)  any agreement with a Governmental Authority that provides for payments of $1,000,000 in any calendar year remaining in its term;

         (xvii)  any agreement with any surgeon, physician or other health care professional that that provides for $250,000 in any calendar year remaining in its term; or

        (xviii)  any stockholders, investors rights, registration rights or similar agreement or arrangement.

          (b)   The Company has made available to Parent a true and complete copy of each agreement, contract, plan, arrangement or commitment required to be disclosed pursuant to Section 4.19 (each, a "Material Contract"). Except for breaches, violations or defaults which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each of the Material Contracts is in full force and effect, and is a valid and binding Contract of the Company or its Subsidiaries, as applicable, and, to the Company's knowledge, of each other party thereto, enforceable against the Company or such Subsidiary, as applicable, and, to the Company's knowledge, each other party thereto, in accordance with its terms, and (ii) neither the Company nor any of its Subsidiaries, nor to the Company's knowledge any other party to a Material Contract, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of, such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Material Contract.

        Section 4.20.    Insurance.     Except as had not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries maintain reasonable insurance for their business.

        Section 4.21.    Finders' Fees.     Except for Piper Jaffray & Co., a copy of whose engagement agreement has been provided to Parent prior to the date hereof, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

        Section 4.22.    Opinion of Financial Advisor.     The Company has received the opinion of Piper Jaffray & Co., financial advisor to the Company, to the effect that, as of the date of this Agreement, the Merger Consideration is fair to the Company's stockholders from a financial point of view. A written copy of such opinion will be delivered promptly after the date hereof to Parent for informational purposes only.

        Section 4.23.    Antitakeover Statutes.     The Company has no "rights plan," rights agreement," or "poison pill" in effect. The Company has taken all action necessary to exempt the Merger, this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby from Section 203 of Delaware Law, and, accordingly, neither such Section nor any other antitakeover or similar statute or regulation applies to any such transactions. No other "control share acquisition," "fair price," "moratorium" or other antitakeover laws enacted under U.S. state or federal laws apply to this Agreement, the Voting Agreements or any of the transactions contemplated hereby and thereby.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PARENT

        Subject to Section 11.05, except as set forth in the Parent Disclosure Schedule, Parent represents and warrants to the Company that:

        Section 5.01.    Corporate Existence and Power.     Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each of Parent and Merger Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary in connection with the transactions contemplated by this Agreement, except for those jurisdictions where failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent has heretofore made available to the Company true and complete copies of the certificate of incorporation and bylaws of Parent and Merger Subsidiary.

        Section 5.02.    Corporate Authorization.     The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby are within the corporate powers of Parent and Merger Subsidiary and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and constitutes a valid and binding agreement of each of Parent and Merger Subsidiary enforceable against Parent and Merger Subsidiary in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors' rights generally and general principles of equity). This Agreement has been duly adopted immediately following its execution by Parent as the sole stockholder of Merger Subsidiary in accordance with Delaware Law.

        Section 5.03.    Governmental Authorization.     The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the HSR Act and the Antitrust Laws applicable to the Merger in the jurisdictions set forth in Section 4.03 of the Company Disclosure Schedule, (iii) compliance with any applicable requirements of the 1934 Act and any other applicable U.S. state or federal securities laws, (iv) compliance with the requirements of NASDAQ and the UK Financial Conduct Authority Listing Rules and (v) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.04.    Non-contravention.     The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 5.03, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any Contract binding upon Parent or any of its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.05.    Disclosure Documents.     The information supplied in writing by Parent for inclusion in the Company Proxy Statement will not, at the time the Company Proxy Statement and any amendments or supplements thereto is first mailed to the stockholders of the Company and at the time of the Company Stockholder Approval, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 5.05 will not apply to statements or omissions included or incorporated by reference in the Company Proxy Statement based upon information supplied by the Company or any of its representatives or advisors specifically for use or incorporation by reference therein.

        Section 5.06.    Finders' Fees.     Except for Centerview Partners LLC and J.P. Morgan Securities LLC, whose fees will be paid by Parent, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

        Section 5.07.    Financing.     Parent has, or will have prior to and at the Closing, sufficient cash, available lines of credit or other sources of immediately available funds to enable it to comply with its obligations under this Agreement, to consummate the Merger and the other transactions contemplated hereby, to refinance any indebtedness required to be refinanced in connection therewith and to pay any related fees and expenses. Parent understands and acknowledges that under the terms of this Agreement, Parent's and Merger Subsidiary's obligation to consummate the Merger is not in any way contingent upon or otherwise subject to Parent's or Merger Subsidiary's consummation of any financing arrangements, Parent's or Merger Subsidiary's obtaining of any financing or the availability, grant, provision or extension of any financing to Parent or Merger Subsidiary.

        Section 5.08.    No Interested Stockholder.     As of the time the Company Board Recommendation was adopted by the Board of Directors, none of Parent, Merger Subsidiary or any of their "affiliates" and "associates" were, or have been within the three years preceding such date, an "interested stockholder" of the Company, as those terms are defined in Section 203 of Delaware Law. Neither Parent nor any of its Subsidiaries owns (beneficially or otherwise) any Company Securities or Company Subsidiary Securities or any options, warrants or other rights to acquire any Company Securities or Company Subsidiary Securities (or any other economic interest through derivative securities or otherwise in the Company or any of its Subsidiaries).

        Section 5.09.    Ownership of Merger Subsidiary; No Prior Activities.     Parent owns one hundred percent (100%) of the issued and outstanding capital stock of Merger Subsidiary. Except for obligations or liabilities incurred in connection with its formation and the transactions contemplated by this Agreement, Merger Subsidiary has not and will not, prior to the Effective Time, have incurred, directly or indirectly, through any Subsidiary or Affiliate or otherwise, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

        Section 5.10.    Litigation.     As of the date of this Agreement, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of Parent or Merger Subsidiary, threatened against or affecting, the Parent, any of its Subsidiaries, any present or former officer, director or employee of Parent or any of its Subsidiaries or any Person for whom Parent or any of its Subsidiaries may be liable or any of their respective properties before (or, in the case of threatened actions, suits, investigations or proceedings, would be before) or by any Governmental Authority or arbitrator, that, if determined or resolved adversely in accordance with the plaintiff's demands, would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        Section 5.11.    Management Agreements.     As of the date hereof, other than this Agreement and the Voting Agreements, there are no Contracts, undertakings, commitments, or obligations or understandings between Parent or Merger Subsidiary or any of their Affiliates, on the one hand, and any member of the Company's management or the Board of Directors or any of the Affiliates of the Company, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Company after the Effective Time.

        Section 5.12.    Disclaimer of Other Representations and Warranties.     Parent and Merger Subsidiary acknowledge that they their Representatives have received access to such books and records, facilities, equipment, Contracts, information, data and other assets of the Company and its Subsidiaries which they and their Representatives have requested to review, and have had full opportunity to meet with the management of the Company and its Subsidiaries and to discuss the business and assets of the Company. Parent and Merger Subsidiary each acknowledges and agrees that, except for the representations and warranties expressly set forth in Article 4 of this Agreement neither the Company nor any of its Subsidiary, Representative of the Company or Affiliate of the Company or any of the Company's Subsidiaries makes, or has made, any representation or warranty relating to the Company or any of its Subsidiaries or the business of the Company and its Subsidiaries in connection with this Agreement, the Merger or the other transactions contemplated hereby, and Parent and Merger Subsidiary are not relying on any representation or warranty except for those expressly set forth in Article 4 of this Agreement.

ARTICLE 6
COVENANTS OF THE COMPANY

        The Company agrees that:

        Section 6.01.    Conduct of the Company.     From the date hereof until the earlier of the termination of this Agreement and the Effective Time, except as expressly permitted or contemplated by this Agreement or set forth in Section 6.01 of the Company Disclosure Schedule, as required by applicable Law or as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice in all material respects, and use its reasonable best efforts to (i) preserve intact its present business organization, (ii) maintain in effect all material foreign, federal, state and local licenses, permits, consents, franchises, approvals and authorizations, (iii) keep available the services of its directors, officers and key employees and (iv) maintain satisfactory relationships with its key customers, lenders, suppliers, licensors, licensees, distributors and others having material business relationships with it. Without limiting the generality of the foregoing, from the date hereof until the earlier of the termination of this Agreement and the Effective Time, except (i) as expressly permitted or contemplated by this Agreement or set forth in Section 6.01 of the Company Disclosure Schedule, (ii) as required by applicable Law, or (iii) as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, nor shall it permit any of its Subsidiaries to:

          (a)   amend its certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);

          (b)   adopt a plan of or effect a complete or partial liquidation, dissolution, merger, consolidation, restructuring, conversion, recapitalization or other reorganization (other than with respect to dormant Subsidiaries);

          (c)   (i) split, combine or reclassify any Company Securities or Company Subsidiary Securities, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any Company Securities or Company Subsidiary Securities, or engage in any intercompany transactions between or among the Company and its Subsidiaries, in each case other than any dividends or other intercompany transactions solely between or among the Company and its wholly owned Subsidiaries, or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any Company Securities or Company Subsidiary Securities; except (A) pursuant to the exercise of Company Stock Options or Company Stock Appreciation Rights or the settlement of Company Restricted Stock Units or Company Performance Shares, in each case that are outstanding on the date of this Agreement and as required pursuant to the terms of the Equity Plans governing such awards as in effect on the date of this Agreement, or (B) conversion of the Series A Preferred Stock in accordance with the terms of the Company Certificate of Designation or payment of dividends with respect to or redemption of the Series A Preferred Stock as required by the terms of the Company Certificate of Designation;

          (d)   (i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any Company Securities or Company Subsidiary Securities, other than the issuance of (A) any shares of Company Common Stock upon the exercise of Company Stock Options or Company Stock Appreciation Rights or the settlement of Company Restricted Stock Units, Company Performance Shares or Restricted Shares that in each case are outstanding on the date of this Agreement, and as required pursuant to the terms of the Equity Plans governing such awards as in effect on the date of this Agreement, (B) any shares of Company Common Stock pursuant to the ESPP in compliance with Section 7.03(e), (C) any Company Subsidiary Securities to the Company or any other wholly owned Subsidiary of the Company and (D) upon conversion of the Series A Preferred Stock in accordance with the terms of the Company Certificate of Designation or payment of dividends with respect to or redemption of the Series A Preferred Stock as required by the terms of the Company Certificate of Designation or (ii) amend any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);

          (e)   incur any capital expenditures or any obligations or liabilities in respect thereof, except for (i) those contemplated by the capital expenditure budgets for the projects set forth on Section 6.01(e) of the Company Disclosure Schedule and (ii) any unbudgeted capital expenditures not to exceed $2,000,000 individually or $6,000,000 in the aggregate;

          (f)    acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (i) raw materials, supplies and goods acquired in the ordinary course of business of the Company and its Subsidiaries in a manner that is consistent with past practice and (ii) acquisitions with a purchase price (including assumed indebtedness and the present value of all contingent future payments) that does not exceed $5,000,000 in the aggregate;

          (g)   sell, lease, license or otherwise transfer or dispose of, abandon or permit to lapse, or create or incur any Lien on, any of the Company's or its Subsidiaries' assets, securities, properties, interests or businesses, other than (i) sales, leases or licenses of products, inventory or equipment in the ordinary course of business consistent with past practice and (ii) sales, leases or licenses of assets, securities, properties, interests or businesses with a sale price (including any related assumed indebtedness and the present value of any contingent future payments) that does not exceed $5,000,000 in the aggregate;

          (h)   sell, lease, license or otherwise transfer or dispose of, abandon or permit to lapse, fail to take any action necessary to maintain, protect, or create or incur any Lien (other than Permitted

  Liens) on, any material Owned Intellectual Property Right or material Licensed Intellectual Property Right (other than non-exclusive licenses granted in the ordinary course of business);

          (i)    other than in connection with actions permitted by Section 6.01(e) or Section 6.01(f), make any loans, advances or capital contributions to, or investments in, any other Person, other than in the ordinary course of business consistent with past practice or to wholly owned Subsidiaries of the Company;

          (j)    create, incur, assume, or otherwise become liable with respect to any indebtedness for borrowed money or guarantees thereof (whether evidenced by a note or other instrument, pursuant to an issuance of debt securities, financing lease or otherwise) other than (i) indebtedness in amounts not to exceed $5,000,000 in the aggregate, (ii) indebtedness solely between the Company and a wholly owned Subsidiary of the Company or between wholly owned Subsidiaries of the Company, (iii) guarantees by the Company of any indebtedness of any wholly-owned Subsidiary that is otherwise permitted to be incurred under this Section 6.01(j) or (iv) guarantees by any Subsidiary of the Company of any indebtedness of the Company;

          (k)   amend or modify in any material respect, or terminate, cancel, renew or extend, any Material Contract (other than distribution agreements that incorporate the Company's standard terms and conditions and agency agreements) or Lease, or enter into any contract that would have constituted such a Material Contract or Lease had it been in effect as of the date hereof (including by amendment of any contract that is not a Material Contract or Lease so that such contract becomes a contract that would have been a Material Contract or Lease had it been in effect as of the date hereof), or waive, release, assign or fail to exercise or pursue any material right, claim or benefit of the Company or any of its Subsidiaries under any such contract, in each case, other than in the ordinary course of business consistent with past practice;

          (l)    except as required by Applicable Law or the terms of an Employee Plan as in effect on the date hereof, (i) implement any new severance plans or retention plans, modify the Company Transition Incentive Plan, modify any existing, or enter into any new, continuity, retention or similar agreement (other than in a manner that will not increase the cost of such agreements by an amount equal to $15 million less the value of payments to be made under the Company Transition Incentive Plan), in each case with existing or new Service Providers, (ii) increase the compensation or benefits provided to any current or former Service Provider, other than base salary increases of not more than 4% on average in the ordinary course of business consistent with past practice, (iii) grant any equity, equity-based or other incentive awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider or (iv) except as permitted pursuant to clause (i), establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement;

          (m)  change the Company's methods of accounting, except as required by concurrent changes in GAAP or Applicable Law, including Regulation S-X of the 1934 Act, as agreed to by its independent public accountants;

          (n)   settle, or offer to settle, (i) any material litigation, investigation, arbitration, proceeding or other claim or dispute involving or against the Company or any of its Subsidiaries, (ii) any stockholder litigation, demand or dispute against the Company, any of its Subsidiaries or any of their respective officers or directors or (iii) any litigation, arbitration, proceeding or other claim or dispute that relates to the transactions contemplated hereby, in each case other than the settlement of any litigation, investigation, arbitration, proceeding or other claim or dispute solely for monetary damages (without any admission of wrongdoing, liability or other adverse consequences or restrictions on the Company, Parent, Merger Subsidiary or the Surviving Corporation) not in excess of $500,000 individually or $3,000,000 in the aggregate; provided that the foregoing exception shall not apply to any matters covered by Section 6.06;

          (o)   except as may be required by Applicable Law, make or change any material Tax election, change any annual tax accounting period for any material Taxes, adopt or change any method of tax accounting for any material Taxes, amend any material Tax Returns, enter into any closing agreement in respect of material Taxes, settle any claim, audit or assessment in respect of material Taxes, or surrender any right to claim a material Tax refund, offset or other reduction in Tax liability;

          (p)   fail to maintain existing material insurance policies or comparable replacement policies; or

          (q)   agree, resolve or commit to do any of the foregoing.

        Section 6.02.    Company Stockholder Meeting; Company Proxy Statement.     (a)  The Company shall use its reasonable best efforts to cause a meeting of its stockholders (the "Company Stockholder Meeting") to be duly called and held as soon as reasonably practicable (and in any event will use reasonable best efforts to cause the meeting to be held no later than 50 days after (i) the tenth calendar day after the preliminary Company Proxy Statement therefor has been filed with the SEC if by such date the SEC has not informed the Company that it intends to review the Company Proxy Statement or (ii) if the SEC has by such date informed the Company that it intends to review the Company Proxy Statement, the date on which the SEC confirms that it has no further comments on the Company Proxy Statement) for the purpose of voting on the approval and adoption of this Agreement, which may be the Company's annual meeting of stockholders. The Company shall not, without the consent of Parent, adjourn or postpone the Company Stockholder Meeting; provided that the Company may, without the consent of Parent, adjourn or postpone the Company Stockholder Meeting (A) if as of the time for which the Company Stockholder Meeting is originally scheduled (as set forth in the Company Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting, (B) if the failure to adjourn or postpone the Company Stockholder Meeting would reasonably be expected to be a violation of Applicable Law or for the distribution of any required supplement or amendment to the Company Proxy Statement or (C) for up to three periods, neither of which shall exceed ten Business Days, to solicit additional proxies if the Company reasonably determines that it is advisable or necessary to do so in order to obtain the Company Stockholder Approval.

          (b)   In connection with the Company Stockholder Meeting, the Company shall use its reasonable best efforts to (i) prepare and file with the SEC the preliminary Company Proxy Statement as soon as reasonably practicable (and in any event will use reasonable best efforts to file the preliminary Company Proxy Statement no later than 30 days from the date hereof), (ii) cause the Company Proxy Statement and any amendments or supplements thereto, when filed, to comply in all material respects with all legal requirements applicable thereto, (iii) respond as promptly as reasonably practicable to and resolve all comments received from the SEC or its staff concerning the Company Proxy Statement and all other proxy materials and (iv) cause the Company Proxy Statement to be mailed to its stockholders as promptly as reasonably practicable after resolution of all such comments. Subject to Section 6.03(b), the Board of Directors shall (A) recommend approval and adoption of this Agreement by the Company's stockholders, (B) use its reasonable best efforts to obtain the Company Stockholder Approval, (C) not effect an Adverse Recommendation Change and (D) use its reasonable best efforts to otherwise comply in all material respects with all legal requirements applicable to such meeting. Without limiting the generality of the foregoing, unless this Agreement has been terminated in accordance with its terms, this Agreement and the Merger shall be submitted to the Company's stockholders at the Company Stockholder Meeting whether or not an Adverse Recommendation Change shall have occurred.

        Section 6.03.    No Solicitation; Other Offers.     (a) General Prohibitions.    Neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors ("Representatives") to, directly or indirectly, (i) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any nonpublic information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise knowingly cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that, to the knowledge of the Company, is seeking to make, or has made, an Acquisition Proposal, (iii) fail to include in the Proxy Statement, or withdraw or modify in a manner adverse to Parent the Company Board Recommendation (or recommend an Acquisition Proposal or make any public statement that contradicts the Company Board Recommendation) (any of the foregoing in this clause (iii), an "Adverse Recommendation Change"), (iv) approve any transaction under, or any Person becoming an "interested stockholder" under, Section 203 of Delaware Law or (v) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal. It is agreed that any violation of the restrictions on the Company set forth in this Section by any Representative of the Company or any of its Subsidiaries shall be a breach of this Section by the Company.

          (b)    Exceptions.    Notwithstanding Section 6.03(a), but subject to compliance in all material respects with this Section 6.03(b) and Sections 6.03(c) and (d), at any time prior to the adoption of this Agreement by the Company's stockholders:

              (i)  the Company, directly or indirectly through advisors, agents or other intermediaries or Representatives, may (A) engage in negotiations or discussions with any Third Party and its Representatives that, subject to the Company's compliance with Section 6.03(a) in all material respects, has made after the date of this Agreement a bona fide, written Acquisition Proposal that the Board of Directors reasonably believes will or would reasonably be expected to lead to a Superior Proposal, and waive such Third Party's noncompliance with the provisions of any standstill agreement to the extent necessary to permit such negotiations or discussions and (B) furnish to such Third Party or its Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such Third Party on substantially the same terms (other than standstill obligations) or terms more favorable to the Company than those contained in the confidentiality agreement dated November 11, 2013 between the Company and Parent (the "Confidentiality Agreement"); provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, prior to or substantially concurrently with the time it is provided or made available to such Third Party); and

             (ii)  subject to compliance with Section 6.03(d), the Board of Directors may make an Adverse Recommendation Change (A) following receipt of a bona fide written Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal or (B) in response to material events or changes in circumstances arising after the date hereof that were neither known to nor reasonably foreseeable by the Board of Directors as of or prior to the date hereof (an "Intervening Event"), in each case referred to in the foregoing clauses (A) and (B) only if the Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Delaware Law. For the avoidance of doubt, notwithstanding any Adverse Recommendation Change, until the termination of this Agreement in accordance with its terms (x) in no event may the Company (A) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal (other than a confidentiality agreement permitted under Section 6.03(b)(i) above), or (B) without limitation of Section 6.03(b)(i) above, make, facilitate or provide information for use by any Third Party in any SEC or other regulatory filings in connection with the transactions contemplated by any Acquisition Proposal, and (y) the Company shall otherwise remain subject to all of its obligations under this Agreement.

          In addition, nothing contained herein shall prevent the Board of Directors from (1) complying with Rule 14e-2(a) under the 1934 Act with regard to an Acquisition Proposal (including any disclosure to stockholders) so long as any action taken or statement made to so comply is consistent with this Section 6.03; provided that any such action taken or statement made that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Board of Directors reaffirms the Company Board Recommendation in such statement or in connection with such action, (2) making any disclosure to the Company's stockholders if the Company Board has determined in good faith, after consultation with its legal advisors, that the failure to do so would be inconsistent with the directors' fiduciary obligations under Delaware Law, including with respect to the fact that an Acquisition Proposal has been made, the identity of the party making such Acquisition Proposal or the material terms of such Acquisition Proposal (and no such disclosure shall, taken by itself, be deemed to be an Adverse Recommendation Change); provided that any such disclosure that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Board of Directors reaffirms the Company Board Recommendation in such disclosure or in connection therewith, or (3) issuing a "stop, look and listen" disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the 1934 Act.

          (c)    Required Notices.    The Company shall notify Parent promptly (but in no event later than 24 hours or, if received on a day that is not a Business Day, the following Business Day) after receipt by the Company (or any of its Representatives) of any Acquisition Proposal, any indication that a Third Party is considering making an Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that, to the knowledge of the Company, may be considering making, or has made, an Acquisition Proposal. The Company shall provide such notice orally and in writing and shall identify the Third Party making, and the material terms and conditions of, any such Acquisition Proposal, indication or request, subject to such restrictions as may exist under confidentiality agreements as in effect on the date hereof. The Company shall keep Parent fully informed, on a prompt basis, of any material changes to the status, terms or conditions of any such Acquisition Proposal, indication or request and shall promptly (but in no event later than 24 hours after receipt or, if received on a day that is not a Business Day, the following Business Day) provide to Parent copies of all correspondence and written materials sent or provided to the Company or any of its Subsidiaries that describes any material terms or conditions of any Acquisition Proposal.

          (d)    "Last Look."    Further, the Board of Directors shall not make an Adverse Recommendation Change pursuant to Section 6.03(b)(ii) (or terminate this Agreement pursuant to Section 10.01(d)(i)), unless (i) the Company promptly provides written notice to Parent, in writing at least three Business Days before taking such action, of its intention to do so (which notice shall not constitute an Adverse Recommendation Change), attaching (A) in the case of an Adverse Recommendation Change to be made following receipt of an Acquisition Proposal that the Board of Directors has determined constitutes a Superior Proposal, the most current version of the proposed agreement under which such Superior Proposal is proposed to be consummated and the identity of the Third Party making the Acquisition Proposal, or (B) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, a reasonably detailed description of the underlying facts giving rise to, and the reasons for making, such Adverse Recommendation Change, and (ii) Parent does not make, within three Business Days after its receipt of that written notification, a binding and irrevocable written offer that (1) in the case of any Adverse Recommendation Change to be made following receipt of a Superior Proposal, is at least as favorable to the stockholders of the Company as such Superior Proposal (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from the Company and a new three Business Day period under this Section 6.03(d)) or (2) in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, obviates the need for such Adverse Recommendation Change. The Company agrees that, during any applicable three Business Day period referred to in this Section 6.03(d), the Company shall negotiate in good faith with Parent regarding any revisions to the terms of this Agreement proposed by Parent.

          (e)    Definition of Superior Proposal.    For purposes of this Agreement, "Superior Proposal" means a bona fide written Acquisition Proposal for at least a majority of the equity or voting securities of the Company and its Subsidiaries or assets representing at least a majority of the consolidated revenues of the Company and its Subsidiaries, that was not solicited in violation of Section 6.03(a) in all material respects and which is on terms that the Board of Directors determines in good faith by a majority vote, after considering the advice of a financial advisor of nationally recognized reputation and outside legal counsel and taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, expense reimbursement provisions, the availability of any financing (if a cash transaction) and conditions to consummation, are more favorable from a financial point of view to the Company's stockholders than as provided hereunder (taking into account any proposal by Parent to amend the terms of this Agreement pursuant to Section 6.03(d)).

          (f)    Obligation of the Company to Terminate Existing Discussions.    The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal. The Company shall promptly request that each Third Party, if any, that has executed a confidentiality agreement within the 24-month period prior to the date hereof in connection with its consideration of any Acquisition Proposal return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information) as promptly as practicable, in accordance with, and to the extent provided for in, any applicable confidentiality agreement and subject to any contractual retention rights of any such Third Party.

        Section 6.04.    Access to Information.     From the date hereof until the Effective Time and subject to Applicable Law and the Confidentiality Agreement, the Company shall (i) give to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access (during regular business hours upon reasonable notice) to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct its employees, counsel, financial advisors, auditors and other authorized representatives to cooperate with Parent in its investigation of the Company and its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. No information or knowledge obtained by Parent in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Notwithstanding the foregoing, the Company shall not be required to (A) furnish, or provide any access to, any information to any Person not a party to, or otherwise covered by, the Confidentiality Agreement or a similar agreement with the Company with respect to such information or (B) provide access to or furnish any information if doing so would violate any Contract, or where such access to information would involve the waiver or loss of an attorney-client or work product privilege so long as the Company has reasonably cooperated with Parent to permit such inspection of, or to disclose such, information on a basis that does not violate such Contract or compromise or waive such privilege with respect thereto; provided, however, that such access and information shall be disclosed or granted, as applicable, to external counsel for Parent to the extent reasonably required for the purpose of complying with applicable Antitrust Laws. With respect to any information disclosed pursuant to this Section 6.04, Parent and Merger Subsidiary shall comply with, and shall instruct their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement or any similar agreement entered into between the Company and any Person to whom the Company or any of is Representative provides information pursuant to this Section 6.04, and all information disclosed to Parent, Merger Subsidiary or any of their respective Representatives pursuant to this Section 6.04 shall be subject to the terms of the Confidentiality Agreement. The confidentiality obligations set forth in the Confidentiality Agreement shall continue in full force and effect in accordance with its terms until the earlier of the Effective Time or the expiration of the Confidentiality Agreement according to its terms.

        Section 6.05.    Compensation Arrangements.     Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions or other transactions in Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by Article 2 of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.

        Section 6.06.    Certain Litigation.     The Company shall give Parent notice of and the opportunity to participate in the defense or settlement of any litigation (including derivative claims) against the Company and/or its directors or executive officers relating to the transactions contemplated by this Agreement. The Company agrees that it shall not settle or offer to settle any litigation commenced on or after the date of this Agreement against it or any of its directors or executive officers relating to this Agreement, the Merger or any other transaction contemplated hereby or otherwise, without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed).

        Section 6.07.    Company Series A Preferred Stock.     Prior to the Effective Time, the Company shall cause each outstanding share of Company Series A Preferred Stock to be converted into shares of Company Common Stock in accordance with the terms of the Company Certificate of Designation and, as of the Effective Time, no shares of Company Series A Preferred Stock shall be issued or outstanding.

ARTICLE 7
COVENANTS OF PARENT

        Parent agrees that:

        Section 7.01.    Obligations of Merger Subsidiary.     Parent shall take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

        Section 7.02.    Director and Officer Liability.     Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:

          (a)   For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an "Indemnified Person") in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent provided under the Company's certificate of incorporation and bylaws in effect on the date hereof or any indemnity agreements between the Company and its present and former officers in effect as of the date hereof, and, with respect to any currently serving directors and officers of the Company, Parent and the Surviving Corporation shall be jointly and severally liable to pay and perform in a timely manner such obligations; provided that such indemnification shall be subject to any limitation imposed from time to time under Applicable Law and such indemnity agreements.

          (b)   For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation's certificate of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in the Company's certificate of incorporation and bylaws in existence on the date of this Agreement.

          (c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to obtain and fully pay the premium for a non-cancellable extension (or "tail") of the Company's directors' and officers' insurance policies and fiduciary liability insurance policies (collectively, the "D&O Insurance") in place as of the date hereof, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time (such period, the "Tail Period"), with terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the Company's D&O Insurance policies in effect as of the date hereof. Parent shall, and shall cause the Surviving Corporation to, maintain such "tail" policies in full force and effect through such six year period. If the Company or the Surviving Corporation for any reason fails to obtain such "tail" insurance policies as of the Effective Time, then from the Effective Time through the end of the Tail Period, Parent shall, or shall cause the Surviving Corporation to, maintain in effect the Company's current D&O Insurance covering each Person currently covered by the Company's D&O Insurance for acts or omissions occurring prior to the Effective Time with respect to any matter claimed against such Person by reason of him or her serving in the applicable capacity on terms with respect to such coverage and amounts no less favorable than those of such D&O Insurance policies in effect on the date of this Agreement; provided that if the aggregate cost for such insurance coverage exceeds 200% of the current annual premium paid by the Company (which amount is set forth in Section 7.02(c) of the Company Disclosure Schedule), the Surviving Corporation shall instead be obligated to obtain D&O Insurance with the best available coverage with respect to matters occurring at or prior to the Effective Time for an aggregate cost of 200% of the current annual premium.

          (d)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.02.

          (e)   The rights of each Indemnified Person under this Section 7.02 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, under Delaware Law or any other Applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.

        Section 7.03.    Employee Matters.     (a) During the period beginning at the Effective Time and ending on the first anniversary thereof, Parent shall, or shall cause its Subsidiaries to, provide to each employee who is actively employed by the Company or its Subsidiaries at the Effective Time (each, a "Covered Employee") and who is located primarily (i) in the United States, compensation and benefits that are substantially comparable in the aggregate to the compensation and benefits (other than equity compensation and other long-term incentives, change in control, retention, transition, stay or similar arrangements) that were provided to such Covered Employee under the Employee Plans set forth on Section 4.17(a) of the Company Disclosure Schedule immediately prior to the Effective Time and (ii) outside the United States, compensation and benefits that, as determined by Parent in its sole discretion, either (x) were provided to such Covered Employee under the Employee Plans set forth on Section 4.17(a) of the Company Disclosure Schedule immediately prior to the Effective Time or (y) are provided to similarly situated employees of Parent and its Subsidiaries (other than the Company and its Subsidiaries).

          (b)   Without limiting paragraph (a) of this Section 7.03, during the period beginning at the Effective Time and ending on June 30, 2014, Parent shall cause the Company to continue to perform the Company's obligations with respect to any Covered Employee who is covered by the ENTrigue severance policy in accordance with the terms of such policy, as such terms are set forth on Section 7.03(b) of the Company Disclosure Schedule.

          (c)    Crediting of Payments.    In the event any Covered Employee first becomes eligible to participate under any employee benefit plan, program, policy or arrangement of Parent or any of its Subsidiaries (each, a "Parent Plan") following the Effective Time, Parent shall, or shall cause its Subsidiaries to, use reasonable best efforts to: (i) waive any preexisting condition exclusions and waiting periods with respect to participation and coverage requirements applicable to such Covered Employee under any Parent Plan providing medical, dental or vision benefits to the same extent such limitation would have been waived or satisfied under the Employee Plan such Covered Employee participated in immediately prior to coverage under such Parent Plan and (ii) provide such Covered Employee with credit for any copayments and deductibles paid under an Employee Plan prior to such Covered Employee's coverage under any Parent Plan during the calendar year in which such amount was paid, to the same extent such credit was given under the Employee Plan such Covered Employee participated in immediately prior to coverage under such Parent Plan in satisfying any applicable deductible or out-of-pocket requirements under such Parent Plan.

          (d)    Service Crediting.    As of the Effective Time, Parent shall, or shall cause its Subsidiaries to, recognize all service of each Covered Employee prior to the Effective Time, with the Company and its Subsidiaries for vesting and eligibility purposes (but not for benefit accrual purposes, except for vacation and severance, as applicable). In no event shall anything contained in this Section 7.03 result in any duplication of benefits for the same period of service.

          (e)    Company 401(k) Plan.    Effective as of immediately prior to the Effective Time, unless otherwise directed in writing by Parent at least five Business Days prior to the Effective Time, the Company shall terminate the Company's Retirement Savings and Investment Plan, pursuant to resolutions of the Board of Directors that are reasonably satisfactory to Parent. In connection with the termination of such plan, Parent shall permit each Covered Employee to make rollover contributions of "eligible rollover distributions" (within the meaning of Section 401(a)(31) of the

  Code, but excluding all participant loans) in cash in an amount equal to the eligible rollover distribution portion of the account balance distributed to each such Covered Employee from such plan to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) of Parent or any of its Subsidiaries.

          (f)    ESPP.    Prior to the Effective Time, the Board of Directors or the appropriate committee thereof shall take all actions, including adopting any resolutions or amendments, with respect to the Company's Employee Stock Purchase Plan (the "ESPP") to: (i) cause the "Offering Period" (as defined in the ESPP) ongoing as of the date of this Agreement to be the final Offering Period under the ESPP and the options under the ESPP to be exercised on the earlier of (x) the scheduled purchase date for such Offering Period and (y) the date that is seven Business Days prior to the Effective Time (with any participant payroll deductions not applied to the purchase of shares returned to the participant), (ii) prohibit participants in the ESPP from increasing their payroll deductions from those in effect on the date of this Agreement and (iii) terminate the ESPP effective immediately prior to the Effective Time.

          (g)    Employee Data.    Not later than ten Business Days after the date hereof and to the extent permitted by Applicable Law, the Company will provide Parent with a schedule that sets forth, for each employee of the Company or any of its Subsidiaries, his or her name, title, annual base salary, most recent annual bonus received, current annual bonus opportunity, employer, hire date, location, whether full- or part-time and whether active or on leave (and, if on leave, the nature of the leave and the expected return date). Five Business Days prior to the Effective Time and to the extent permitted by Applicable Law, the Company will provide Parent with a revised version of the schedule described in the immediately preceding sentence, updated as of ten Business Days prior to the Effective Time.

          (h)    Labor Groups.    The parties agree to work together in good faith to consult with or obtain the consent of any labor or trade union, works council or other employee representative body as may be required to consummate the transactions contemplated hereby.

          (i)    Without limiting the generality of Section 11.06, nothing in this Section 7.03, express or implied, (i) is intended to or shall confer upon any Person other than the parties hereto, including any Covered Employee or any former employee, director, officer or individual independent contract of the Company or any of its Subsidiaries, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, (ii) shall establish, or constitute an amendment, termination or modification of, or an undertaking to amend, establish, terminate or modify, any benefit plan, program, agreement or arrangement, (iii) shall alter or limit the ability of Parent or any of its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (iv) shall create any obligation on the part of Parent or its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to employ any Covered Employee for any period following the Effective Time.

ARTICLE 8
COVENANTS OF PARENT AND THE COMPANY

        The parties hereto agree that:

        Section 8.01.    Reasonable Best Efforts.     (a) Subject to the terms and conditions of this Agreement, the Company, Parent Holdco and Parent shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement as promptly as practicable and no later than the End Date, including (i) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (ii) obtaining and maintaining all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including by defending, contesting and resisting any actual or threatened claim, suit, action, objection or other proceeding brought by a Governmental Authority or other Third Party challenging any transaction contemplated by this Agreement as violative of any Applicable Law, including Antitrust Laws, and seeking to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement by the End Date or which would materially impair or materially delay the consummation of the transactions contemplated by this Agreement; provided that the parties hereto understand and agree that the reasonable best efforts of any party hereto shall not be deemed to include (A) entering into any settlement, undertaking, consent decree, stipulation or agreement with any Governmental Authority in connection with the transactions contemplated hereby, or (B) divesting or otherwise holding separate (including by establishing a trust or otherwise), or taking any other action (or otherwise agreeing to do any of the foregoing) with respect to any of its or the Surviving Corporation's Subsidiaries or any of their respective Affiliates' businesses, assets or properties (any such action in the foregoing clause (A) or (B), a "Burdensome Condition"), other than the Agreed Actions. For the avoidance of doubt, without the prior written consent of Parent, the Company shall not offer, propose or agree to any Burdensome Condition, including any Agreed Action. "Agreed Actions" means negotiation of and entry into a non-exclusive license on a worldwide basis with one or two third parties (in no case shall this provision require licenses that would allow more than one third party to manufacture or have manufactured, or sell or have sold, products in overlapping fields of use), for use solely in the field of radiofrequency energy in the sports medicine field of use, with respect to any or all of the following: (i) all of the "Coblation" patents licensed by the Company or its Affiliates to Parent or its Affiliates enabling a third party to have manufactured or supplied, under commercially reasonable terms, the same products that Parent or its Affiliates have manufactured or supplied as of the Effective Time, and improvements thereto by the third party, under existing agreements with the Company or its Affiliates, and any other patents of Parent or its Affiliates, in each case to the extent embodied in Parent's or its Affiliates' "DYONICS RF" products as of the Effective Time, (ii) all patents owned or licensed by Parent and its Affiliates to the extent embodied in their "E-FLEX" products at the Effective Time, and improvements thereto by the third party, (iii) intellectual property (excluding trademarks, trade names, brand names and domain names) and technical, development and other related information and files, in each case to the extent related to any research and development efforts by Parent and its Affiliates that exist prior to the Effective Time with respect to new products or technology of Parent and its Affiliates using radiofrequency energy in the sports medicine field of use, and (iv) all patents owned or licensed by Parent and its Affiliates as of the Effective Time to the extent embodied in other products, and improvements thereto by the third party, (i.e., other than those covered in clauses (i) and (ii) but not the Excluded Products) of Parent and its Affiliates using radiofrequency energy in the sports medicine field of use; provided that in no event shall Parent or its Affiliates be required to license patents embodied in any such other product under this clause (iv) to the extent that the product associated with such patents, individually or taken together with all other products associated with patents licensed pursuant to this clause (iv), represented more than US $40 million of aggregate consolidated revenues of Parent Holdco for the twelve months ended November 30, 2013 (for the avoidance of doubt, revenues associated with products incorporating "Coblation" intellectual property and with "DYONICS RF" products shall not be included for purposes of calculating the aggregate consolidated revenues in this clause (iv)) (all of the products described in clauses (i), (ii), (iii) and (iv) above, including, for the avoidance of doubt, the DYONICS RF, E-FLEX, SCULPTOR and SAPHYRE product lines and Parent's and its Affiliates' RF consumables, the "Covered Products"), and (v) know-how, design history files, technical information and related documentation and intellectual property owned or licensed by Parent and its Affiliates as of the Effective Time related to the Covered Products which are reasonably necessary to allow a licensee to register, make, use and sell Covered Products, and to make improvements to the Covered Products, on a worldwide basis. Notwithstanding the foregoing, (A) in no event shall the Covered Products include (x) the Company's or its Affiliates' products utilizing temperature sensing technology or (y) "ELECTROBLADE" (the products described in (x) and (y) collectively, the "Excluded Products") and (B) to the extent that any third party's consent is required in connection with the Agreed Actions the parties shall only be required to take commercially reasonable efforts to obtain such consents. "Agreed Actions" shall also include negotiation of and entry into transitional technical support agreements, transitional manufacturing or interim supply agreements and other ancillary agreements that Governmental Authorities customarily require in connection with settlements, undertakings, consent decrees, stipulations and other agreements related to Antitrust Laws that involve licenses of intellectual property, to the extent reasonably necessary to permit a licensee to enter into the manufacture and sale of Covered Products on a worldwide basis. For the avoidance of doubt, as used in the definition of "Agreed Actions," Parent and its Affiliates excludes the Company and its Affiliates.

          (b)   In furtherance and not in limitation of the foregoing, each of Parent and the Company shall make an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the transactions contemplated hereby as promptly as practicable after the date of this Agreement and shall make such other filings or submissions with Governmental Authorities in the jurisdictions set forth in Section 9.01(b) of the Company Disclosure Schedule as promptly as practicable, and supply as promptly as practicable any additional information and documentary material that may be requested pursuant to the HSR Act or such other Antitrust Laws and shall use their reasonable best efforts to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and the receipt or occurrence of approvals, consents, registrations, permits, authorizations, clearances, non-actions, investigation closures and conclusions and other confirmations in the jurisdictions set forth in Section 9.01(b) of the Company Disclosure Schedule (if filings or submissions are made in such jurisdictions) as soon as practicable and no later than the End Date. In furtherance of and without limiting the foregoing, (i) to the extent permitted by applicable Law, Parent shall, on behalf of the parties, control and lead all joint filings, communications, defense, litigation, negotiations and strategy relating to the HSR Act or any other Competition Law regarding any of the transactions contemplated hereby; provided that each party shall consult, and share drafts of any filings or communications, a reasonable period of time in advance with respect to and consider in good faith the comments and views of the other party in connection with any filing, communication, defense, litigation, negotiation or strategy and any final decisions with respect thereto in each case relating to the HSR Act or any other Competition Law regarding any of the transactions contemplated hereby, to the extent reasonably practicable and to the extent permitted by applicable Law, and shall give the other party and its Representatives a reasonable advance opportunity to attend and participate in any in-person or telephonic meeting or conference with any Governmental Authority or, in connection with any litigation by a private party, relating to the HSR Act or any other Competition Law regarding any of the transactions contemplated hereby, and shall provide concurrent copies to the other party of any material written communications or filings with respect thereto, and (ii) notwithstanding the foregoing, neither Parent nor the Company shall without the consent of the other party (not to be unreasonably withheld, delayed or conditioned) (A) consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the transactions contemplated by this Agreement at the behest of any Governmental Authority acting pursuant to the HSR Act or any other Competition Law or (B) withdraw any Notification and Report Form filed pursuant to the HSR Act. Parent shall control negotiations with respect to Agreed Actions; provided that Parent and its Representatives shall keep the Company and its Representatives informed on a current and regular basis and consult and consider in good faith the comments and views of the Company in connection with (i) the timing and terms of any solicitation or proposal process undertaken in connection with any Agreed Actions and (ii) the status and terms of offers and negotiations with any third party with respect to any Agreed Actions, including in each case providing copies of any material proposals, counterproposals or agreements.

          (c)   Prior to the Closing, each party hereto shall (i) consult with the other parties hereto with respect to, and shall provide any necessary or appropriate information with respect to (and, in the case of correspondence, provide the other parties (or their counsel) copies of), all filings made by such party with any Governmental Authority or any other information supplied by such party to, or meetings, conferences or correspondence with, any Governmental Authority in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement, (ii) permit the other parties or their counsel to review in advance, where appropriate, any information, correspondence or filing (and the documents submitted therewith) intended to be given by it to any Governmental Authority; provided that such materials may be supplied on an outside counsel only basis where they include competitively sensitive information, (iii) to the extent permitted by the applicable Governmental Authority, give the other parties or their counsel the opportunity to attend and participate in any meetings or conferences with such Governmental Authority and (iv) if such party receives a request for additional information or documentary material from any Governmental Authority with respect to the Merger or any of the other transactions contemplated by this Agreement, use reasonable best efforts to provide, or cause to be provided, after consultation with the other parties hereto, such additional information or material as promptly as practicable. Subject to Applicable Laws and the instructions of any Governmental Authority, the Company and Parent each shall keep the other apprised of the status of matters relating to the obtaining of any consents, approvals, registrations, authorizations, waivers, permits and orders contemplated by this Section 8.01 and Section 8.02.

          (d)   At Parent's sole cost and expense, the Company shall, and shall cause its Subsidiaries and its and their respective officers, directors, employees, financial advisors, attorneys, accountants and other advisors, investment bankers and other Representatives to, use its commercially reasonable efforts to cooperate with Parent in its efforts to consummate the financing transactions that Parent or Merger Subsidiary may undertake to finance the Merger and the other transactions contemplated by this Agreement; provided that Parent shall indemnify and hold harmless the Company and its Subsidiaries and its and their respective officers, directors, employees, financial advisors, attorneys, accountants and other advisors, investment bankers and other Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred in connection with such financing or any assistance or activities provided in connection therewith except that the foregoing shall not apply in the willful misconduct or gross negligence of the Company or its Subsidiaries and its and their respective officers, directors, employees, financial advisors, attorneys, accountants and other advisors, investment bankers and other Representatives. Such commercially reasonable efforts shall include, to the extent reasonably requested by Parent, (i) providing direct contact between prospective financing sources and the senior management of the Company (including participation in due diligence sessions), (ii) providing assistance in preparation of confidential information memoranda, preliminary offering memoranda, financial information and other materials to be used in connection with obtaining such financing (including the provision of due diligence materials); provided that the Company shall have the right to review and comment on such materials prior to their dissemination to potential lenders or other counterparties to any proposed financing transaction, (iii) cooperation with the marketing efforts of Parent and its financing sources for such financing, including use of the Company's logos and participation in a reasonable number of management presentation sessions, "road shows" and sessions with rating agencies, (iv) providing assistance in obtaining any consents of third parties necessary in connection with such financing,

  (v) providing assistance in extinguishing existing indebtedness of the Company and its Subsidiaries and releasing the Liens securing such indebtedness, in each case to take effect at the Effective Time; provided that such assistance shall not require the Company or any of its Affiliates to agree to any contractual obligation relating to the financing that is not conditioned upon the Closing and that does not terminate without liability to the Company or any of its Affiliates upon the termination of this Agreement, (vi) cooperation with respect to matters relating to pledges of collateral to take effect at the Effective Time in connection with such financing, (vii) assisting Parent in obtaining legal opinions to be delivered in connection with such financing and (viii) assisting Parent in securing the cooperation of the independent accountants of the Company, including with respect to the delivery of accountants' comfort letters.

          (e)   Parent shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary or advisable to arrange and consummate any financing necessary for it to consummate the Merger and the transactions contemplated by this Agreement as promptly as practicable following the date of this Agreement and prior to the End Date. Parent shall consult with and keep the Company informed in reasonable detail of the status of its efforts to arrange such financing.

        Section 8.02.    Certain Filings.     (a) The Company and Parent shall cooperate with one another (i) in connection with the preparation of the Company Proxy Statement, (ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (iii) in taking such actions or making any such filings, furnishing information required in connection therewith or with the Company Proxy Statement and seeking timely to obtain any such actions, consents, approvals or waivers. Subject to Section 6.04 and Applicable Law, each of Parent and the Company shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and equityholders and such other matters as may be reasonably necessary, proper or advisable in connection with any statement, filing, notice, or application, submission or response required to be made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any Third Party or any Governmental Authority in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing rights, each of Parent and the Company shall act reasonably and as promptly as reasonably practicable. With respect to any non-public information provided by or on behalf of Parent pursuant to this Section 8.02 or otherwise pursuant to this Agreement that is not intended for use in the Company Proxy Statement or related filings, the Company shall be bound by the confidentiality obligations (but not the other obligations) set forth in the Confidentiality Agreement as though the Company was "you" and Parent Holdco was (collectively with its Subsidiaries) the "Company" under the Confidentiality Agreement, subject to any exceptions set forth therein.

          (b)   Parent and its counsel shall be given a reasonable opportunity to review and comment on the Company Proxy Statement each time before it is filed with the SEC, and the Company shall give reasonable and good faith consideration to any comments made by Parent and its counsel. The Company shall provide Parent and its counsel with (i) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Company Proxy Statement promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the Company's response to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any discussions or meetings with the SEC.

        Section 8.03.    Public Announcements.     The initial press release regarding the execution of this Agreement and the transactions contemplated hereby shall be a joint press release by the Company and

Parent in a mutually agreed upon form and thereafter, to the extent permitted by Applicable Law, Parent and the Company shall consult with each other before, directly or indirectly through any Representatives, issuing any press release, having any communication with the press (whether or not for attribution), making any other public statement (which, for the avoidance of doubt, shall not include private communications with investors or analysts), press release or scheduling or participating in any press conference or conference call with investors or analysts with respect to this Agreement or the transactions contemplated hereby, and, except in respect of any press release or other communication as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, have any such communication with the press or make any such other public statement or schedule or participate in any such press conference or scheduled conference call without the consent of the other party. Notwithstanding the foregoing, in connection with any action by the Company or the Board of Directors contemplated by Section 6.03(b), the Company shall not be required to consult with or obtain the consent of Parent prior to issuing any press release or otherwise making public announcements in compliance with Section 6.03(b).

        Section 8.04.    Further Assurances.     At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

        Section 8.05.    Notices of Certain Events.     Each of the Company and Parent shall promptly notify the other of:

          (a)   any material notice or other material communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

          (b)   any material notice or other material communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

          (c)   any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries, or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the transactions contemplated by this Agreement; and

          (d)   upon the senior executives of such party becoming aware of the occurrence, or non-occurrence, of any event that, individually or in the aggregate, would reasonably be expected to cause any condition to the obligations of any party to effect the Merger set forth in Article 9 not to be satisfied.

        Section 8.06.    De-listing; Deregistration.     Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under Applicable Laws and rules and policies of NASDAQ to enable the de-listing by the Surviving Corporation of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the 1934 Act as promptly as practicable after the Effective Time.

        Section 8.07.    Takeover Statutes.     If any "control share acquisition," "fair price," "moratorium" or other antitakeover or similar statute or regulation shall become applicable to the transactions contemplated by this Agreement, each of the Company, Parent and Merger Subsidiary and the respective members of their boards of directors shall, to the extent permitted by Applicable Law, use reasonable best efforts to grant such approvals and to take such actions as are reasonably necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated herein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.

ARTICLE 9
CONDITIONS TO THE MERGER

        Section 9.01.    Conditions to the Obligations of Each Party.     The obligations of the Company, Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:

          (a)   the Company Stockholder Approval shall have been obtained in accordance with Delaware Law;

          (b)   all applicable waiting periods (and any extensions thereof) under the HSR Act shall have expired or been terminated, and all consents, approvals, authorizations, clearances, non-actions or investigation closures or conclusions under the Antitrust Laws of the jurisdictions set forth in Section 9.01(b) of the Company Disclosure Schedule shall have been made, obtained or taken, and any applicable waiting periods or periods to apply for a review of any decision thereunder shall have expired or been terminated; provided that no such waiting period or review period shall have terminated or expired, and no such approval shall have been obtained, subject to or conditioned upon the imposition of a Burdensome Condition, other than the Agreed Actions; and

          (c)   no provision of any Applicable Law shall enjoin, prohibit or otherwise make illegal the consummation of the Merger.

        Section 9.02.    Conditions to the Obligations of Parent and Merger Subsidiary.     The obligations of Parent and Merger Subsidiary to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following further conditions:

          (a)   (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time; (ii) (A) the representations and warranties of the Company contained in Section 4.05(a) and (b) shall be true and correct at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than any such representations and warranties that by their terms address matters only at and as of another specified time, which shall be true and correct, only at and as of such time), in each case, subject to such exceptions as would not, individually or in the aggregate, reasonably be expected to cause the aggregate consideration to be paid by Parent and Merger Subsidiary to holders of Company Securities under this Agreement to increase by $7,500,000 or more, (B) the representation and warranty of the Company contained in Section 4.10(a)(ii) shall be true and correct at and as of the times specified therein, (C) the representations and warranties of the Company contained in Section 4.21 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time, and (D) all other representations and warranties of the Company contained in this Agreement or in any certificate or other writing delivered by the Company pursuant hereto shall be true and correct (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than any such representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) only as of such time), with, in the case of this clause (D)

  only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and (iii) Parent shall have received a certificate signed by an executive officer of the Company to the foregoing effect;

          (b)   no event, occurrence, revelation, development, change or state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect shall have occurred since the date of this Agreement and be continuing;

          (c)   there shall not have been instituted and remain pending any unresolved action or proceeding by any Governmental Authority (i) challenging or seeking to make illegal, enjoin or otherwise to restrain or prohibit the consummation of the Merger, (ii) seeking to restrain or prohibit the ownership or operation by Parent, the Company or any of their respective Affiliates of all or any portion of the businesses or assets of any of Parent, the Company or any of their respective Affiliates following the Closing, except in any such case in so far as such restraint or prohibition would constitute an Agreed Action, or (iii) seeking to compel Parent, the Company or any of their respective Affiliates to take or accept any Burdensome Condition, other than an Agreed Action; and

          (d)   no Applicable Law shall have been enacted, enforced, promulgated or issued that has or would result in a Burdensome Condition, other than an Agreed Action.

        Section 9.03.    Conditions to the Obligations of the Company.     The obligations of the Company to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following further conditions:

          (a)   (i) each of Parent and Merger Subsidiary shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time; (ii) (A) the representations and warranties of Parent and Merger Subsidiary that are qualified by reference to Parent Material Adverse Effect shall be true and correct at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than any such representations and warranties that by their terms address matters only at and as of another specified time, which shall be true and correct only at and as of such time), (B) the representations and warranties of Parent and Merger Subsidiary contained in Section 5.07 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than any such representations and warranties that by their terms address matters only at and as of another specified time, which shall be true and correct in all material respects only at and as of such time) and (C) all other representations and warranties of Parent and Merger Subsidiary contained in this Agreement or in any certificate or other writing delivered by Parent or Merger Subsidiary pursuant hereto shall be true and correct (disregarding all materiality qualifications contained therein) at and as of the date of this Agreement and at and as of the Effective Time as if made at and as of such time (other than any such representations and warranties that by their terms address matters only as of another specified time, which shall be true and correct (disregarding all materiality qualifications contained therein) only at and as of such time), with, in the case of this clause (C) only, only such exceptions as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; and (iii) the Company shall have received a certificate signed by an executive officer of Parent to the foregoing effect; and

          (b)   there shall not have been instituted and remain pending any unresolved action or proceeding by any Governmental Authority seeking to make illegal, enjoin or otherwise to restrain or prohibit the consummation of the Merger.

ARTICLE 10
TERMINATION

        Section 10.01.    Termination.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

          (a)   by mutual written agreement of the Company and Parent;

          (b)   by either the Company or Parent, if:

              (i)  the Merger has not been consummated on or before July 2, 2014 (the "End Date"); provided that if, as of the End Date, the conditions set forth in Section 9.01(b), Section 9.01(c), Section 9.02(c) or Section 9.02(d) shall not have been satisfied or waived then, upon notice given by Parent or the Company to the other party not later than 6:00 p.m., Eastern Time, on the End Date, the End Date shall be extended to and including September 2, 2014, which date shall thereupon constitute the End Date of all purposes of this Agreement ; provided, further, that, if Parent and the Company mutually agree to extend the End Date not later than (A) September 2, 2014 they may extend the End Date to October 2, 2014 and (B) October 2, 2014 they may extend the End Date to November 3, 2014; provided, further, that the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement is the proximate cause of the failure of the Merger to be consummated by such time;

             (ii)  there shall be any Applicable Law that (A) makes consummation of the Merger illegal or otherwise prohibited, (B) restrains or enjoins the Company or Parent from consummating the Merger and has become final and nonappealable or (C) conditions the consummation of the Merger on the acceptance of, or the taking of any action that constitutes, a Burdensome Condition (other than an Agreed Action) and has become final and nonappealable; or

            (iii)  at the Company Stockholder Meeting (including any adjournment or postponement thereof), the Company Stockholder Approval shall not have been obtained;

          (c)   by Parent, if:

              (i)  an Adverse Recommendation Change shall have occurred or at any time after receipt or public announcement of an Acquisition Proposal, the Board of Directors shall have failed to reaffirm the Company Board Recommendation as promptly as practicable (but in any event within ten Business Days) after receipt of any written request to do so from Parent;

             (ii)  there shall have been a material breach of Section 6.03 on the part of the Company; or

            (iii)  a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 9.02(a) not to be satisfied and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by the Company within 30 days following notice to the Company from Parent or Merger Subsidiary of such breach or failure to perform;

          (d)   by the Company if:

              (i)  prior to the Company Stockholder Meeting, if the Board of Directors shall have made an Adverse Recommendation Change in compliance in all material respects with the terms of Section 6.03, in order to enter into a definitive, written agreement concerning a

    Superior Proposal; provided that the Company shall have paid any amount due pursuant to Section 11.04(b) in accordance therewith; or

             (ii)  a breach in any material respect of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement shall have occurred that would cause the conditions set forth in Section 9.03(a) not to be satisfied and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Parent or Merger Subsidiary, as applicable, within 30 days following notice to Parent or Merger Subsidiary from the Company of such breach or failure to perform.

The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give notice of such termination to the other party.

        Section 10.02.    Effect of Termination.     If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party hereto; provided that, if such termination shall result from the intentional (i) failure of either party to fulfill a condition to the performance of the obligations of the other party, (ii) failure of either party to perform a covenant hereof or (iii) breach by either party of any representation or warranty herein, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of this Section 10.02 and Sections 11.01, 11.04, 11.07, 11.08 and 11.09 shall survive any termination hereof pursuant to Section 10.01. For purposes of this Section 10.02, "intentional breach" or "intentional failure" means a material breach of any representation or warranty or a material failure to fulfill a condition or perform a covenant that, in any such case, is a consequence of an act or omission undertaken by the party breaching or failing to perform with the knowledge that the taking of, or failure to take, such act would, or would reasonably be expected to, cause a breach of this Agreement, and with the intent that that such act or omission actually breach this agreement.

ARTICLE 11
MISCELLANEOUS

        Section 11.01.    Notices.     All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail ("e-mail") transmission, so long as such e-mail is actually received) and shall be given, if to Parent or Merger Subsidiary, to:

    Smith & Nephew, Inc.
    150 Minuteman Road
    Andover, MA 01810
    Attention: General Counsel
    Facsimile No.: (978) 749 1599
    E-mail: Company.Secretary@smith-nephew.com

  with a copy to:

    Davis Polk & Wardwell LLP
    450 Lexington Avenue
    New York, New York 10017
    Attention: George R. Bason, Jr.
                      Michael Davis
    Facsimile No.: (212) 701-5800
    E-mail: george.bason@davispolk.com
                 michael.davis@davispolk.com

  if to Parent Holdco, to:

    Smith & Nephew plc
    15 Adam Street
    London
    WC2N 6LA
    United Kingdom
    Attention: Chief Legal Officer
    Facsimile No.: +44 (0)20 7930 3353
    Attention: Company Secretary
    E-mail: Company.Secretary@smith-nephew.com

  with a copy to:

    Davis Polk & Wardwell LLP
    450 Lexington Avenue
    New York, New York 10017
    Attention: George R. Bason, Jr.
                      Michael Davis
    Facsimile No.: (212) 701-5800
    E-mail: george.bason@davispolk.com
                 michael.davis@davispolk.com

  if to the Company, to:

    ArthroCare Corporation
    7000 West William Cannon
    Building 1
    Austin, TX 78735
    Attention: Richard Rew, General Counsel
    Facsimile No.: (512) 391-3901
    E-mail: richard.rew@arthrocare.com

  with a copy to:

    Latham & Watkins LLP
    885 Third Avenue
    New York, NY 10022
    Attention: Charles K. Ruck and Josh Dubofsky
    Facsimile No.: (212) 751-4864
    E-mail: charles.ruck@lw.com, josh.dubofsky@lw.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. New York time. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding day.

        Section 11.02.    Survival of Representations and Warranties.     The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

        Section 11.03.    Amendments and Waivers.     (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder

Approval has been obtained there shall be no amendment or waiver that would require the further approval of the stockholders of the Company under Delaware Law without such approval having first been obtained.

          (b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

        Section 11.04.    Expenses.     (a) General. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided, however, that the Surviving Corporation shall pay all transfer, documentary, sales, use, stamp, registration and other similar such Taxes and fees (including penalties and interest) incurred in connection with the transactions contemplated by Article 2.

          (b)    Termination Fee.

              (i)  If this Agreement is terminated by Parent pursuant to Section 10.01(c)(i) or Section 10.01(c)(ii), or by the Company pursuant to Section 10.01(d)(i), then the Company shall pay to Parent Holdco in immediately available funds $54,900,000 (the "Termination Fee") in order to compensate Parent Holdco for the loss of opportunity or rights under this Agreement and expenses incurred in furtherance of the transactions contemplated by this Agreement by Parent Holdco after the date hereof. Such payment shall be made, in the case of a termination by Parent, within one Business Day after such termination and, in the case of a termination by the Company, immediately before and as a condition to such termination (provided that Parent has provided wire instructions with respect to such payment and otherwise promptly following receipt of such wire instructions).

             (ii)  If (A) this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(i) or Section 10.01(b)(iii), (B) after the date of this Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced and not publicly and unconditionally withdrawn at least five (5) Business Days prior to (x) the date of termination, in the case of a termination pursuant to Section 10.01(b)(i) or (y) the Company Stockholder Meeting, in the case of a termination pursuant to Section 10.01(b)(iii), (C) in the case of a termination pursuant to Section 10.01(b)(i), at the time of such termination the condition set forth in Section 9.01(a) shall not have been satisfied, and (D) within nine (9) months following the date of such termination, the Company shall have entered into a definitive agreement with respect to or recommended to its stockholders an Acquisition Proposal or an Acquisition Proposal shall have been consummated (provided that for purposes of this clause (ii), each reference to "15%" in the definition of Acquisition Proposal shall be deemed to be a reference to "50%"), then the Company shall pay to Parent Holdco in immediately available funds, concurrently with the occurrence of the applicable event described in clause (D), the Termination Fee in order to compensate Parent Holdco for the loss of opportunity or rights under this Agreement and expenses incurred in furtherance of the transactions contemplated by this Agreement by Parent Holdco after the date hereof.

            (iii)  For the avoidance of doubt, in no event shall the Company be obligated to pay, or cause to be paid, the Termination Fee on more than one (1) occasion.

          (c)    Other Costs and Expenses.    Each party acknowledges that (i) the agreements contained in Section 11.04(b) are an integral part of the transactions contemplated by this Agreement, (ii) the amounts payable pursuant to Section 11.04(b) are not a penalty or liquidated damages, (iii) notwithstanding anything to the contrary in this Agreement, except as set forth in the last sentence of this Section 11.04(c), in the event that any Termination Fee is paid or payable pursuant to Section 11.04(b), Parent's right to receive payment of the Termination Fee shall be the sole and exclusive remedy of Parent and its Affiliates and Representatives against the Company and its Affiliates and Representatives under this Agreement or arising out of or related to this Agreement or the transactions contemplated hereby, and upon payment of such amount, none of the Company or any of its Affiliates or Representatives shall have any liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby, in each case whether based on contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise and (iv) without the agreements contained in Section 11.04(b) and this Section 11.04(c), Parent and the Company would not have entered into this Agreement. Accordingly, (A) if the Company fails to promptly pay the Company Termination Fee when due pursuant to Section 11.04(b) and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amount set forth in Section 11.04(b), the Company shall pay to Parent reasonable costs and expenses (including reasonable attorneys' fees) incurred by Parent in connection with such suit, together with interest on such amount or portion thereof at the prime rate of Citibank N.A. in effect on the date such payment was required to be made through the date of payment.

        Section 11.05.    Disclosure Schedule and SEC Document References.     (a) The parties hereto agree that any reference in a particular Section of either the Company Disclosure Schedule or the Parent Disclosure Schedule shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (i)the representations and warranties (or covenants, as applicable) of the relevant party that are contained in the corresponding Section of this Agreement and (ii) any other representations and warranties (or covenants, as applicable) of such party that is contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) such representations and warranties (or covenants, as applicable) would be reasonably apparent to a reasonable person who has read that reference.

          (b)   In no event shall any predictive, cautionary or forward-looking statements contained in any part of any Company SEC Document entitled "Risk Factors" or containing a description or explanation of "Forward-Looking Statements" be deemed to be an exception to (or a disclosure for purposes of) any representations and warranties of the Company contained in this Agreement.

        Section 11.06.    Binding Effect; Benefit; Assignment.     (a) The provisions of this Agreement shall be binding upon and, except as provided in Section 7.02, shall inure to the benefit of the parties hereto and their respective successors and assigns. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns, other than (i) as provided in Section 7.02 and (ii) at and after the Effective Time, the rights of the holders of shares of Company Common Stock to receive the Merger Consideration in accordance with the terms and conditions of this Agreement.

          (b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to (i) one or more of its Affiliates at any time and (ii) after the Effective Time, to any Person; provided that such transfer or assignment (x) shall not relieve Parent or Merger Subsidiary of its obligations hereunder, alter or change any obligation of any other party hereto or due to Parent or Merger Subsidiary and (y) shall not be permitted if it would result in any increase in withholding under Section 2.07.

        Section 11.07.    Governing Law.     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

        Section 11.08.    Jurisdiction.     The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its controlled Affiliates or against any party or any of its controlled Affiliates) shall be brought in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 11.01 shall be deemed effective service of process on such party.

        Section 11.09.    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 11.10.    Counterparts; Effectiveness.     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and may be signed electronically by delivery of signatures in .pdf or similar format. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by all of the other parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

        Section 11.11.    Entire Agreement.     This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

        Section 11.12.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        Section 11.13.    Guarantee.     (a) Parent Holdco irrevocably and unconditionally guarantees the due and punctual performance of the obligations of Parent, Merger Subsidiary, the Surviving Corporation and their permitted assigns hereunder (the "Guaranteed Obligations") subject to the conditions hereunder. If, for any reason whatsoever, Parent, Merger Subsidiary the Surviving Corporation or any of their permitted assigns shall fail or be unable to duly, punctually and fully pay or perform the Guaranteed Obligations, Parent Holdco will forthwith pay or perform, or cause to be paid or performed, the Guaranteed Obligations. Parent Holdco hereby waives diligence, presentment, demand of payment, filing objections with a court, any right to require proceeding first against Parent, Merger Subsidiary the Surviving Corporation or any such permitted assign, any right to require the prior disposition of the assets of Parent, Merger Subsidiary or any such permitted assign to meet their respective obligations, notice, protest and all demands whatsoever. This is a guarantee of payment and performance and not collectability.

          (b)   Parent Holdco is a legal entity duly organized, validly existing and (to the extent applicable) in good standing under the laws of its jurisdiction of organization. Parent Holdco has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly approved, executed and delivered by Parent Holdco and is a valid and binding agreement of Parent Holdco, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). Parent Holdco owns directly one hundred percent (100%) of the issued and outstanding capital stock of Parent.

          (c)   Parent Holdco shall not transfer or assign, in whole or in part, any of its obligations under this Section 11.13.

        Section 11.14.    Specific Performance.     The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that, prior to the termination hereof in accordance with Article 10, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

[The remainder of this page has been intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.

ARTHROCARE CORPORATION
By:	/s/ DAVID FITZGERALD
	Name:	David Fitzgerald
	Title:	President and Chief Executive Officer
SMITH & NEPHEW, INC.
By:	/s/ JOHN W. CAMPO, JR.
	Name:	John W. Campo, Jr.
	Title:	Authorized Signatory
By:	/s/ OLIVIER BOHUON
	Name:	Olivier Bohuon
	Title:	Authorized Signatory
ROSEBUD ACQUISITION CORPORATION
By:	/s/ OLIVIER BOHUON
	Name:	Olivier Bohuon
	Title:	Authorized Signatory
By:	/s/ JOHN W. CAMPO, JR.
	Name:	John W. Campo, Jr.
	Title:	Authorized Signatory
SMITH & NEPHEW PLC (solely for the purposes of Section 8.01, Section 11.04(b) and Section 11.13)
By:	/s/ OLIVIER BOHUON
	Name:	Olivier Bohuon
	Title:	Authorized Signatory
By:	/s/ JOHN W. CAMPO, JR.
	Name:	John W. Campo, Jr.
	Title:	Authorized Signatory

Annex B

February 2, 2014

Board of Directors
ArthroCare Corporation
7000 West William Cannon Drive, Building 1
Austin, TX 78735

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the "Company Common Stock") of ArthroCare Corporation (the "Company"), of the Merger Consideration (as defined below), pursuant to a draft of the Agreement and Plan of Merger, dated as of February 2, 2014 (the "Agreement"), to be entered into among the Company, Smith & Nephew, Inc. (the "U.S. Acquiror"), Rosebud Acquisition Corporation ("Merger Sub"), a wholly-owned subsidiary of the U.S. Acquiror, and Smith & Nephew plc (the "Acquiror"). The Agreement provides for, among other things, the merger (the "Merger") of Merger Sub with and into the Company, pursuant to which each outstanding share of Company Common Stock, other than dissenting shares or shares held in treasury or owned by the Acquiror or any of its subsidiaries, including Mer ger Sub, or any subsidiaries of the Company, will be converted into the right to receive $48.25 in cash (the "Merger Consideration"). In addition, the Agreement provides for the conversion of each outstanding share of Series A 3.00% Convertible Preferred Stock, par value $0.001 per share (the "Company Series A Preferred Stock"), into shares of Company Common Stock prior to the consummation of the Merger and that such shares of Company Common Stock will also be converted into the right to receive the Merger Consideration. The terms and conditions of the Merger are more fully set forth in the Agreement.

        In connection with our review of the Merger, and in arriving at our opinion, we have: (i) reviewed and analyzed the financial terms of the Agreement; (ii) reviewed and analyzed certain financial and other data with respect to the Company which was publicly available, (iii) reviewed and analyzed certain information, including financial forecasts, relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company that were publicly available, as well as those that were furnished to us by the Company; (iv) conducted discussions with members of senior management and representatives of the Company concerning the matters described in clauses (ii) and (iii) above, as well as its business and prospects before and after giving effect to the Merger; (v) reviewed the current and historical reported prices and trading activity of Company Common Stock and similar information for certain other companies deemed by us to be comparable to the Company; (vi) compared the financial performance of the Company with that of certain other publicly-traded companies that we deemed relevant; and (vii) reviewed the financial terms, to the extent publicly available, of certain business combination transactions that we deemed relevant. In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary in arriving at our opinion.

        We have relied upon and assumed, without assuming liability or responsibility for independent verification, the accuracy and completeness of all information that was publicly available or was furnished, or otherwise made available, to us or discussed with or reviewed by us. We have further relied upon the assurances of the management of the Company that the financial information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make any information provided to us incomplete or misleading. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that with respect to financial forecasts, estimates and other forward-looking information reviewed by us, that such information has been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments of the management of the Company as to the expected future results of operations and financial condition of the Company. We express no opinion as to any such financial forecasts, estimates or forward-looking information or the assumptions on which they were based. We have relied, with your consent, on advice of the outside counsel and the independent accountants to the Company, and on the assumptions of the management of the Company, as to all accounting, legal, tax and financial reporting matters with respect to the Company and the Agreement.

        In arriving at our opinion, we have assumed that the executed Agreement will be in all material respects identical to the last draft reviewed by us. We have relied upon and assumed, without independent verification, that (i) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (ii) each party to such agreements will fully and timely perform all of the covenants and agreements required to be performed by such party, including that the Company Series A Preferred Stock will be converted into Company Common Stock prior to consummation of the Merger, (iii) the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto and (iv) all conditions to the consummation of the Merger will be satisfied without waiver by any party of any conditions or obligations thereunder. Additionally, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect the Company or the contemplated benefits of the Merger.

        In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, and have not been furnished or provided with any such appraisals or valuations, nor have we evaluated the solvency of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by us in connection with this opinion were going concern analyses. We express no opinion regarding the liquidation value of the Company or any other enti ty. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or any of its aff iliates is a party or may be subject, and at the direction of the Company and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor the Acquiror is party to any material pending transaction, including without limitation any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Merger.

        This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

        We have been engaged by the Company to act as its financial advisor and we will receive a fee from the Company for providing our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. Our opinion fee is not contingent upon the consummation of the Merger or the conclusions reached in our opinion. The Company has also agreed to indemnify us against certain liabilities and reimburse us for certain expenses in connection with our services. We have, in the p ast, provided financial advisory and/or financing services to the Company and the Acquiror and/or any of their affiliates and may continue to do so and have received, and may receive, fees for the rendering of such services. In July 2013, we acted as fina ncial advisor to the Company in connection with its acquisition of ENTrigue Surgical, Inc. and we rendered a fairness opinion to the Company for which we were paid a fee. In addition, in the ordinary course of our business, we and our affiliates may actively trade securities of the Company and the Acquiror for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities. We may also, in the future, provide investment banking and financial advisory services to the Company, the Acquiror or entities that are affiliated with the Company or the Acquiror, for which we would expect to receive compensation.

        Consistent with applicable legal and regulatory requirements, Piper Jaffray has adopted policies and procedures to establish and maintain the independence of Piper Jaffray's Research Department and personnel. As a result, Piper Jaffray's research analysts may hold opinions, make statements or recommendations, and/or publish research reports w ith respect to the Company and the Merger and other participants in the Merger that differ from the views of Piper Jaffray's investment banking personnel.

        This opinion is provided to the Board of Directors of the Company in connection with its consideration of the Merger and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act or vote with respect to the Merger or any other matter. Except with respect to the use of this opinion in connection with the proxy statement relating to the Merger in accordance with our engagement letter with the Company and disclosure of this opinion to Acquiror to the extent required by the Agreement, this opinion shall not be disclosed, referred to, published or otherwise used (in whole or in part), nor shall any public references to us be made, without our prior written approval. This opinion has been approved for issuance by the Piper Jaffray Opinion Committee.

        This opinion addresses solely the fairness, from a financial point of view, to holders of Company Common Stock of the proposed Merger Consideration set forth in the Agreement and does not address any other terms or agreement relating to the Merger or any other terms of the Agreement. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger, the merits of the Merger relative to any alternative transaction or business strategy that may be available to the Compa ny, Acquiror's ability to fund the Merger Consideration, or any other terms contemplated by the Agreement or the fairness of the Merger to any other class of securities, creditor or other constituency of the Company. Furthermore, we express no opinion wit h respect to the amount or nature of compensation to any officer, director or employee of any party to the Merger, or any class of such persons, relative to the Merger Consideration or with respect to the fairness of any such compensation.

        Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion as of the date hereof that the Merger Consideration is fair, from a financial point of view, to the holders of Company Common Stock.

Sincerely,

PIPER JAFFRAY & CO.

Annex C

SECTION 262 OF THE GENERAL CORPORATION LAW OF
THE STATE OF DELAWARE

§262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation", and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation".

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D

VOTING AGREEMENT

        VOTING AGREEMENT, dated as of February 2, 2014 (this "Agreement"), by and among Smith & Nephew, Inc., a Delaware corporation ("Parent"), and each of the Persons listed on Schedule 1 hereto (each a "Stockholder" and collectively, the "Stockholders").

W I T N E S S E T H:

        WHEREAS, concurrently with the execution of this Agreement, ArthroCare Corporation, a Delaware corporation (the "Company"), Parent, and Rosebud Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), and, solely with respect to Section 11.04(b) and Section 11.13, Smith & Nephew plc, an English public limited company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Merger Agreement"), pursuant to which, among other things, each outstanding share of common stock, par value $0.001 per share, of the Company (the "Common Stock") will be converted into the right to receive the Merger Consideration;

        WHEREAS, as of the date hereof, each of the Stockholders is the Beneficial Owner (as defined herein) of such Stockholder's Existing Shares (as defined herein);

        WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations with respect to such Stockholder's Covered Shares (as defined herein); and

        WHEREAS, the Board of Directors of the Company has (i) adopted the Merger Agreement and approved the transactions contemplated thereby, (ii) approved the execution and delivery of this Agreement in connection therewith, understanding that the execution and delivery of this Agreement by each of the Stockholders is a material inducement and condition to Parent's willingness to enter into the Merger Agreement, and (iii) waived any conflict with the Securities Purchase Agreement dated as of August 14, 2009 (the "OEP SPA") between the Company and OEP AC Holdings, LLC (the "OEP Stockholder") that may arise as a result of the execution of this Agreement by the OEP Stockholder or the performance by the OEP Stockholder of its obligations thereunder, including with respect to Section 10 of the OEP SPA (the "OEP Waiver").

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1
GENERAL

        Section 1.01.    Defined Terms.     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized and other defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

        "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided that the Company shall not be deemed an Affiliate of any Stockholder.

        "Beneficial Ownership" has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms "Beneficially Own", "Beneficially Owned" and "Beneficial Owner" shall each have a correlative meaning.

        "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

        "Covered Shares" of a Stockholder (and each Stockholder's "Covered Shares") means the specified Stockholder's Existing Shares, together with any shares of Common Stock, Preferred Stock or other voting capital stock of the Company and any shares of Common Stock, Preferred Stock or other voting capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Common Stock, Preferred Stock or other voting capital stock of the Company, in each case that such specified Stockholder has or acquires Beneficial Ownership of on or after the date hereof.

        "Encumbrance" means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement). The term "Encumber" shall have a correlative meaning.

        "Existing Shares" of a Stockholder (and a Stockholder's "Existing Shares") means the shares of Common Stock and Preferred Stock set forth opposite such Stockholder's name on Schedule 1 hereto.

        "Expiration Date" shall mean the earliest to occur of (1) the date that the Merger Agreement shall terminate in accordance with its terms and (2) with respect to each Stockholder, the date on which there is any material modification, waiver or amendment to the Merger Agreement that is adverse to the Stockholders that has not been approved by such Stockholder (it being understood that any decrease in or change in the form of the Merger Consideration or extension of the End Date beyond nine months from the date hereof shall constitute a material amendment to the Merger Agreement that is adverse to the Stockholders).

        "Permitted Transfer" means (a) a Transfer of Covered Shares by a Stockholder to an Affiliate of such Stockholder, provided that (i) such Affiliate shall remain an Affiliate of such Stockholder at all times following such Transfer, and (ii) prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder's obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the securities transferred as such Stockholder shall have made hereunder, (b) a Transfer of Covered Shares solely in connection with the payment of the exercise price and/or the satisfaction of any tax withholding obligations arising from the exercise of any Company Stock Option, Company Stock Appreciation Right, Company Restricted Stock Unit or Company Performance Share, (c) the Transfer by a Stockholder that is an individual of Covered Shares pursuant to the terms as in effect on the date hereof of a 10b5-1 plan of such Stockholder that is in existence on the date hereof, (d) the Transfer of Covered Shares with Parent's prior written consent, (e) the conversion of any Covered Shares into the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement or (f) if the Stockholder is an individual: (i) to any member of the Stockholder's immediate family or to a trust for the benefit of the Stockholder or any member of the Stockholder's immediate family; or (ii) upon the death of the Stockholder pursuant to the terms of any trust or will of the Stockholder or by the Laws of intestate succession, provided that in the case of each of (f)(i) and (f)(ii), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of such Stockholder's obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as such Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the securities transferred as such Stockholder shall have made hereunder.

        "Preferred Shares" means shares of Series A 3.00% Convertible Preferred Stock, par value $0.001 per share, of the Company.

        "Representatives" means the officers, directors, employees, agents and advisors of a Person.

        "Subsidiary" means, with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner, or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided that the Company shall in no event be deemed a Subsidiary of a Stockholder.

        "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, Encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE 2
VOTING

        Section 2.01.    Agreement To Vote.

          (a)   Each Stockholder (severally and not jointly) hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Company Stockholder Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that the Covered Shares of such Stockholder are entitled to vote thereon or consent thereto:

              (i)  appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

             (ii)  vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent (if then permitted under the Company's certificate of incorporation) covering, all of such Covered Shares (A) in favor of the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement, (B) in favor of any proposal to adjourn or postpone any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters; and (C) against any Acquisition Proposal or any other action, agreement or transaction involving the Company or any of its Subsidiaries that would reasonably be expected to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement, including (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its

    Subsidiaries (other than the Merger); (II) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or any reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries or (III) any change in the present capitalization of the Company or any amendment or other change to the Company's certificate of incorporation or bylaws.

          (b)   Each Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of Delaware Law) in connection with the Merger.

          (c)   Except as set forth in this Section 2.01, nothing in this Agreement shall limit the right of each Stockholder to vote in favor of, against or abstain with respect to any matters presented to the Company's stockholders.

        Section 2.02.    Proxy.     Until the Expiration Date, each Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any Person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to vote or execute written consents with respect to the Covered Shares owned by Stockholder as of the applicable record date in accordance with Section 2.01 at the Stockholder Meeting and at any annual or special meetings of stockholders of the Company (or adjournments or postponements thereof) at which any of the matters described in Section 2.01 is to be considered; provided, however, that such Stockholder's grant of the proxy contemplated by this Section 2.02 shall be effective if, and only if, such Stockholder has not delivered to the Secretary of the Company at least ten business days prior to the meeting at which any of the matters described in Section 2.01 is to be considered a duly executed irrevocable proxy card directing that the Covered Shares of such Stockholder be voted in accordance with Section 2.01. This proxy, if it becomes effective, is coupled with an interest, is given as an additional inducement of Parent to enter into the Merger Agreement and shall be irrevocable prior to the Expiration Date, at which time any such proxy shall terminate automatically. Each Stockholder (solely in its capacity as such) shall take such further actions or execute such other instruments as may be necessary to effectuate the intent of this proxy. Parent may terminate this proxy with respect to such Stockholder at any time at its sole election by written notice provided to such Stockholder. Each Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies or powers of attorney with respect to such Stockholder's Covered Shares that conflict with this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        Section 3.01.    Representations And Warranties Of Each Stockholder.     Each Stockholder (severally and not jointly) hereby represents and warrants to Parent as follows:

          (a)    Authorization; Validity of Agreement.    If such Stockholder is an entity, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Such Stockholder has the requisite capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)    Ownership.    As of the date hereof such Stockholder has good and valid title to such Stockholder's Existing Shares, free and clear of any Encumbrances other than pursuant to this Agreement, the OEP SPA, the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date hereof, such Stockholder's Existing Shares constitute all of the shares of Common Stock and Preferred Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by such Stockholder. As of the date hereof such Stockholder has sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, and sole power to issue instructions with respect to the matters set forth in Article 2, in each case with respect to all of such Stockholder's Existing Shares.

          (c)    No Inconsistent Agreements.    Such Stockholder (a) has not entered into any voting agreement or voting trust with respect to the Covered Shares of such Stockholder other than pursuant to the OEP SPA which, pursuant to the OEP Waiver, does not in any manner prevent or disable such Stockholder from performing any of its obligations under this Agreement, (b) has not granted a proxy (except pursuant to Section 2.02) or power of attorney with respect to the Covered Shares of such Stockholder and (c) has not taken any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of its obligations under this Agreement.

          (d)    No Violation.    The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (i) conflict with or violate any Law applicable to such Stockholder or by which any of its assets or properties is bound, (ii) if such Stockholder is an entity, conflict with or violate any certificate or articles of incorporation, as applicable, and bylaws or other equivalent organizational documents of such Stockholder, or (iii) conflict with, or require any consent or other action by any Person (other than the consent of the Company under the OEP SPA, which has been waived prior to the date hereof) under, or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit to which such Stockholder is entitled or the creation of any Encumbrance on the properties or assets of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder and/or any of its assets or properties is bound, except, in the case of each of (i), (ii) and (iii), for matters that, individually or in the aggregate, would not reasonably be expected impair such Stockholder's ability to perform its obligations under this Agreement in any material respect.

          (e)    Consents and Approvals.    The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filings of any required reports with the SEC.

          (f)    Absence of Litigation.    As of the date hereof, there is no litigation, action, suits or proceeding pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder and/or any of its Affiliates before or by any Governmental Authority that would reasonably be expected to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby or by the Merger Agreement on a timely basis.

          (g)    Finder's Fees.    No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Subsidiary or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.

          (h)    Reliance by Parent.    Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by such Stockholder and the representations and warranties of such Stockholder contained herein.

        Section 3.02.    Representations And Warranties Of Parent.     Parent hereby represents and warrants to each Stockholder as follows:

          (a)    Authorization; Validity of Agreement.    Parent is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Parent has the requisite capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, and constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)    No Violation.    The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not, (i) conflict with or violate any Law applicable to Parent or by which any of its assets or properties is bound or (ii) conflict with or violate Parent's certificate or articles of incorporation, as applicable, and bylaws or other equivalent organizational documents of Parent, except, in the case of each of (i) and (ii), for any such matters as would not reasonably be expected to impair Parent's ability to perform its obligations under this Agreement in any material respect.

ARTICLE 4
OTHER COVENANTS

        Section 4.01.    Prohibition On Transfers; Other Actions.     Until the earlier of the Expiration Date and the date on which the Merger Agreement is adopted by the stockholders of the Company, each Stockholder (severally and not jointly) agrees that it shall not (a) Transfer any of such Stockholder's Covered Shares, Beneficial Ownership thereof or any other interest therein unless such Transfer is a Permitted Transfer; (b) enter into any agreement with any Person, or take any other action, that violates or conflicts with such Stockholder's representations, warranties, covenants and obligations under this Agreement; or (c) take any action that would restrict or otherwise affect such Stockholder's legal power, authority and right or its ability to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. Until the earlier of the Expiration Date and the date on which the Merger Agreement is adopted by the stockholders of the Company, each Stockholder (severally and not jointly) shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder's Covered Shares and hereby consents to the entry of stop transfer instructions by the Company of any transfer of such Stockholder's Covered Shares, unless such transfer is a Permitted Transfer.

        Section 4.02.    Stock Dividends, Etc.     In the event of a stock split, stock dividend or distribution, or any change in the Common Stock or Preferred Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the terms "Existing Shares" and "Covered Shares" shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

        Section 4.03.    No Solicitation; Support Of Acquisition Proposals.     Subject to the provisions of Section 5.02 of this Agreement:

          (a)   Except as set forth in this Section 4.03, prior to the Expiration Date each Stockholder (severally and not jointly) agrees that it shall not, and shall use its reasonable best efforts to cause each of its Subsidiaries and shall direct its Representatives not to, directly or indirectly (i) solicit, initiate or knowingly take any action to facilitate or encourage, in each case, the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations relating to the Company or any of its Subsidiaries with, or furnish any information relating to the Company or any of its Subsidiaries to, any Person that, to the knowledge of such Stockholder, is seeking to make, or has made, an Acquisition Proposal, (iii) make or participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person, with respect to the voting of any shares of Common Stock or Preferred Stock in connection with any vote or other action on any matter, other than to recommend that the stockholders of the Company vote in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby as otherwise expressly provided in this Agreement, or (iv) approve, adopt, recommend or enter into, or publicly propose to approve, adopt, recommend or enter into any agreement with respect to an Acquisition Proposal. Each Stockholder (severally and not jointly) shall immediately cease and cause to be terminated all discussions or negotiations with any Person conducted heretofore (other than with Parent) with respect to any Acquisition Proposal, and shall take the necessary steps to inform its Representatives of the obligations undertaken pursuant to this Agreement, including this Section 4.03.

          (b)   Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 6.03(b)(i)(A) of the Merger Agreement with respect to an Acquisition Proposal and such Stockholder has not breached this Section 4.03, such Stockholder and its Representatives will be free to participate in any discussions or negotiations with respect to a possible stockholders' consent or voting agreement in connection with such Acquisition Proposal.

          (c)   For the purposes of this Section 4.03, the Company shall be deemed not to be an Affiliate or Subsidiary of any Stockholder, and any officer, director, employee, agent or advisor of the Company (in each case, in their capacities as such) shall be deemed not to be a Representative of any Stockholder.

        Section 4.04.    Notice Of Acquisitions.     Each Stockholder (severally and not jointly) agrees upon receipt of written inquiry from Parent to notify Parent as promptly as practicable (and in any event within one business day after receipt of such written inquiry) orally and in writing of the number of any additional shares of Common Stock, Preferred Stock, or other securities of the Company of which such Stockholder acquires Beneficial Ownership on or after the date hereof.

        Section 4.05.    Matters Regarding Series A Preferred Stock.     To the extent a Stockholder owns any shares of Company Series A Preferred Stock, such Stockholder hereby waives all rights, if any, of such Stockholder with respect to its shares of Company Series A Preferred Stock to vote or consent as a separate class in connection with the Merger or the Merger Agreement.

        Section 4.06.    Further Assurances.     From time to time, at Parent's reasonable request, each Stockholder (severally and not jointly) agrees to take all such further actions as may be necessary to effect the actions contemplated by this Agreement. Without limiting the foregoing, each Stockholder hereby authorizes Parent to publish and disclose in any announcement or disclosure required by the SEC and in the Company Proxy Statement the Stockholder's identity and ownership of such Stockholder's Covered Shares and the nature of the Stockholder's obligations under this Agreement.

ARTICLE 5
MISCELLANEOUS

        Section 5.01.    Termination.     This Agreement shall remain in effect until the Expiration Date. Neither the provisions of this Section 5.01 nor the termination of this Agreement shall relieve (i) any party hereto from any liability of such party to any other party incurred prior to such termination or expiration, or (ii) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement prior to such termination. Except as provided in the preceding sentence, upon the termination of this Agreement, neither Parent nor the Stockholders will have any rights or obligations under this Agreement and this Agreement shall become null and void and have no effect, except that the provisions of this Article 5 shall survive any such termination.

        Section 5.02.    No Agreement as Director or Officer.     Notwithstanding anything to the contrary in this Agreement, no Stockholder makes any agreement or understanding in this Agreement in such Stockholder's (or any of its Affiliate's) capacity as a director or officer of the Company (if such Stockholder or any such Affiliate holds any such office), and nothing in this Agreement (i) shall limit or affect any actions or omissions taken by any Stockholder or any Affiliates of any Stockholder in such Stockholder's or any such Affiliate's capacity as a director or officer of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (ii) shall be construed to prohibit, limit or restrict any Stockholder or any Affiliate of any Stockholder from exercising such Stockholder's or Affiliate's fiduciary duties as an officer or director to the Company or its stockholders.

        Section 5.03.    No Ownership Interest.     Each Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to a Stockholder's Covered Shares shall remain vested in and belong to such Stockholder, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement shall be interpreted as creating or forming a "group" with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the 1934 Act or any other similar provision of applicable Law.

        Section 5.04.    Notices.     All notices, requests, claims, demands and other communications hereunder shall be in writing (including facsimile transmission and electronic mail ("e-mail") transmission, so long such e-mail is actually received) and shall be given:

          (i)  if to Parent to:

    Smith & Nephew, Inc.
    150 Minuteman Road
    Andover, MA 01810
    Attention: General Counsel
    Facsimile: (978) 749-1599
    E-mail: Company.Secretary@smith-nephew.com

  with copies to:

    Davis Polk & Wardwell LLP

    450 Lexington Avenue
    New York, New York 10017
    Attention:  George R. Bason, Jr.
    Michael Davis
    Facsimile: (212) 701-5800
    E-mail: george.bason@davispolk.com
    michael.davis@davispolk.com

         (ii)  if to a Stockholder, to the applicable address set forth on Schedule 1 with copies to:

    Latham & Watkins LLP
    885 Third Avenue
    New York, NY 10022
    Attention:  Charles K. Ruck
    Josh Dubofsky
    Facsimile: (212) 751-4864
    E-mail: charles.ruck@lw.com
    josh.dubofsky@lw.com

or to such other address as such party may have furnished to the other parties in writing in accordance with this Section 5.04. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. New York time on a business day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

        Section 5.05.    Interpretation; Definitions.     This Agreement shall be governed by the following rules of interpretation: (a) the words "hereby", "herein", "hereof", "hereunder" and words of similar import refer to this Agreement as a whole (including any exhibits hereto and schedules delivered herewith) and not merely to the specific section, paragraph or clause in which such word appears; (b) all references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require; (c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation"; (d) the definitions given for terms throughout this Agreement shall apply equally to both the singular and plural forms of the terms defined; (e) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (f) except as otherwise expressly provided herein, all references to "dollars" or "$" shall be deemed references to the lawful money of the United States of America, (g) unless otherwise indicated, the word "day" shall be interpreted as a calendar day; and (h) "Law" shall be interpreted as any law, statute, order, rule, regulation, judgment, decree, arbitration award, ordinance or judgment of any Governmental Authority.

        Section 5.06.    Counterparts.     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. This Agreement may be executed and delivered by facsimile or "PDF" transmission.

        Section 5.07.    Entire Agreement.     This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or attached hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

        Section 5.08.    Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial.

          (a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought exclusively in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.04 shall be deemed effective service of process on such party.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        Section 5.09.    Amendment; Waiver.     This Agreement may not be amended except by an instrument in writing signed by Parent and each Stockholder. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties.

        Section 5.10.    Remedies.     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Without limiting the generality of the foregoing, each Stockholder agrees with Parent that Parent shall be entitled to specific performance of such Stockholder's obligations to abide by the covenants and obligations with respect to the Covered Shares of such Stockholder set forth herein. For the avoidance of doubt, any party hereto may contemporaneously commence an action for specific performance and seek any other form of remedy at law or in equity that may be available for breach under this Agreement or otherwise in connection with this Agreement or the transactions contemplated hereby (including monetary damages).

        Section 5.11.    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        Section 5.12.    Successors And Assigns; Third Party Beneficiaries.     Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

SMITH & NEPHEW, INC.
By:	/s/ JOHN W. CAMPO, JR.
	Name:	John W. Campo, Jr.
	Title:	Authorized Signatory
By:	/s/ OLIVIER BOHUON
	Name:	Olivier Bohuon
	Title:	Authorized Signatory

[SIGNATURE PAGE TO VOTING AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

OEP AC HOLDINGS, LLC
By:	/s/ CHRISTIAN P. AHRENS
	Name:	Christian P. Ahrens
	Title:	Vice President

[SIGNATURE PAGE TO VOTING AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

Stockholder
By:	/s/ CHRISTIAN P. AHRENS
Christian P. Ahrens

[SIGNATURE PAGE TO VOTING AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

Stockholder
By:	/s/ GREGORY A. BELINFANTI
Gregory A. Belinfanti

[SIGNATURE PAGE TO VOTING AGREEMENT]

SCHEDULE 1

OWNERSHIP OF EXISTING SHARES

Beneficial Owner	Class	Number of Existing Shares
OEP AC Holdings, LLC	Preferred	75,000
OEP AC Holdings, LLC	Common	27,234
Christian Ahrens	Common	17,957	*
Gregory Belinfanti	Common	17,957	**

*
Includes 3,404 unvested restricted stock units, 7,245 unvested deferred restricted stock units and 7,308 vested deferred restricted stock units

**
Includes 3,404 unvested restricted stock units, 7,245 unvested deferred restricted stock units and 7,308 vested deferred restricted stock units

Notices:

  (a)
  for OEP AC Holdings, LLC, Christian Ahrens and Gregory Belinfanti:

    OEP AC Holdings, LLC
    c/o One Equity Partners III, L.P.
    320 Park Avenue, 18th Floor
    New York, New York 10022
    Attention: Gregory Belinfanti and Christian Ahrens

  with a copy to:

    Dechert LLP
    1095 Avenue of Americas
    New York, New York 10036
    Attention: Derek Winokur

Annex E

VOTING AGREEMENT

        VOTING AGREEMENT, dated as of February 2, 2014 (this "Agreement"), by and among Smith & Nephew, Inc., a Delaware corporation ("Parent"), and the Person listed on Schedule 1 hereto ("Stockholder").

W I T N E S S E T H:

        WHEREAS, concurrently with the execution of this Agreement, ArthroCare Corporation, a Delaware corporation (the "Company"), Parent, and Rosebud Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Subsidiary"), and, solely with respect to Section 11.04(b) and Section 11.13, Smith & Nephew plc, an English public limited company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Merger Agreement"), pursuant to which, among other things, each outstanding share of common stock, par value $0.001 per share, of the Company (the "Common Stock") will be converted into the right to receive the Merger Consideration;

        WHEREAS, as of the date hereof, Stockholder is the Beneficial Owner (as defined herein) of Stockholder's Existing Shares (as defined herein);

        WHEREAS, as a condition and inducement to Parent entering into the Merger Agreement, Parent has required that Stockholder agree, and Stockholder has agreed, to enter into this Agreement and abide by the covenants and obligations with respect to Stockholder's Covered Shares (as defined herein); and

        WHEREAS, the Board of Directors of the Company has adopted the Merger Agreement and approved the transactions contemplated thereby, and approved the execution and delivery of this Agreement in connection therewith, understanding that the execution and delivery of this Agreement by Stockholder is a material inducement and condition to Parent's willingness to enter into the Merger Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE 1
GENERAL

        Section 1.01.    Defined Terms.     The following capitalized terms, as used in this Agreement, shall have the meanings set forth below. Capitalized and other defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

        "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person; provided that the Company shall not be deemed an Affiliate of Stockholder.

        "Beneficial Ownership" has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms "Beneficially Own", "Beneficially Owned" and "Beneficial Owner" shall each have a correlative meaning.

        "control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

        "Covered Shares" of Stockholder (and Stockholder's "Covered Shares") means Stockholder's Existing Shares, together with any shares of Common Stock, Preferred Stock or other voting capital stock of the Company and any shares of Common Stock, Preferred Stock or other voting capital stock of the Company issuable upon the conversion, exercise or exchange of securities that are as of the relevant date securities convertible into or exercisable or exchangeable for shares of Common Stock, Preferred Stock or other voting capital stock of the Company, in each case that Stockholder has or acquires Beneficial Ownership of on or after the date hereof.

        "Encumbrance" means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement). The term "Encumber" shall have a correlative meaning.

        "Existing Shares" of Stockholder (and Stockholder's "Existing Shares") means the shares of Common Stock and Preferred Stock set forth opposite Stockholder's name on Schedule 1 hereto.

        "Expiration Date" shall mean the earliest to occur of (1) the date that the Merger Agreement shall terminate in accordance with its terms and (2) with respect to Stockholder, the date on which there is any material modification, waiver or amendment to the Merger Agreement that is adverse to the Stockholder that has not been approved by Stockholder (it being understood that any decrease in or change in the form of the Merger Consideration or extension of the End Date beyond nine months from the date hereof shall constitute a material amendment to the Merger Agreement that is adverse to Stockholder).

        "Permitted Transfer" means (a) a Transfer of Covered Shares by Stockholder to an Affiliate of Stockholder, provided that (i) such Affiliate shall remain an Affiliate of Stockholder at all times following such Transfer, and (ii) prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of Stockholder's obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the securities transferred as Stockholder shall have made hereunder, (b) a Transfer of Covered Shares solely in connection with the payment of the exercise price and/or the satisfaction of any tax withholding obligations arising from the exercise of any Company Stock Option, Company Stock Appreciation Right, Company Restricted Stock Unit or Company Performance Share, (c) the Transfer by Stockholder that is an individual of Covered Shares pursuant to the terms as in effect on the date hereof of a 10b5-1 plan of Stockholder that is in existence on the date hereof, (d) the Transfer of Covered Shares with Parent's prior written consent, (e) the conversion of any Covered Shares into the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement or (f) if Stockholder is an individual: (i) to any member of Stockholder's immediate family or to a trust for the benefit of Stockholder or any member of Stockholder's immediate family; or (ii) upon the death of Stockholder pursuant to the terms of any trust or will of Stockholder or by the Laws of intestate succession, provided that in the case of each of (f)(i) and (f)(ii), prior to the effectiveness of such Transfer, such transferee executes and delivers to Parent a written agreement, in form and substance reasonably acceptable to Parent, to assume all of Stockholder's obligations hereunder in respect of the securities subject to such Transfer and to be bound by the terms of this Agreement, with respect to the securities subject to such Transfer, to the same extent as Stockholder is bound hereunder and to make each of the representations and warranties hereunder in respect of the securities transferred as Stockholder shall have made hereunder.

        "Preferred Shares" means shares of Series A 3.00% Convertible Preferred Stock, par value $0.001 per share, of the Company.

        "Representatives" means the officers, directors, employees, agents and advisors of a Person.

        "Subsidiary" means, with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner, or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided that the Company shall in no event be deemed a Subsidiary of Stockholder.

        "Transfer" means, directly or indirectly, to sell, transfer, assign, pledge, Encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, Encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

ARTICLE 2
VOTING

        Section 2.01.    Agreement To Vote.

          (a)   Stockholder hereby irrevocably and unconditionally agrees that during the term of this Agreement, at the Company Stockholder Meeting and at any other meeting of the Stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the Stockholders of the Company, Stockholder shall, in each case to the fullest extent that the Covered Shares of Stockholder are entitled to vote thereon or consent thereto:

              (i)  appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

             (ii)  vote (or cause to be voted), in person or by proxy, or deliver (or cause to be delivered) a written consent (if then permitted under the Company's certificate of incorporation) covering, all of such Covered Shares (A) in favor of the adoption and approval of the Merger Agreement and approval of the Merger and other transactions contemplated by the Merger Agreement, (B) in favor of any proposal to adjourn or postpone any meeting of the Stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the Stockholders of the Company to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters; and (C) against any Acquisition Proposal or any other action, agreement or transaction involving the Company or any of its Subsidiaries that would reasonably be expected to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement, including (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries (other than the Merger); (II) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries or any reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries or (III) any change in the present capitalization of the Company or any amendment or other change to the Company's certificate of incorporation or bylaws.

          (b)   Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Section 262 of Delaware Law) in connection with the Merger.

          (c)   Except as set forth in this Section 2.01, nothing in this Agreement shall limit the right of Stockholder to vote in favor of, against or abstain with respect to any matters presented to the Company's Stockholders.

        Section 2.02.    Proxy.     Until the Expiration Date, Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact, Parent and any Person designated in writing by Parent, each of them individually, with full power of substitution and resubstitution, to vote or execute written consents with respect to the Covered Shares owned by Stockholder as of the applicable record date in accordance with Section 2.01 at the Stockholder Meeting and at any annual or special meetings of Stockholders of the Company (or adjournments or postponements thereof) at which any of the matters described in Section 2.01 is to be considered; provided, however, that Stockholder's grant of the proxy contemplated by this Section 2.02 shall be effective if, and only if, Stockholder has not delivered to the Secretary of the Company at least ten business days prior to the meeting at which any of the matters described in Section 2.01 is to be considered a duly executed irrevocable proxy card directing that the Covered Shares of Stockholder be voted in accordance with Section 2.01. This proxy, if it becomes effective, is coupled with an interest, is given as an additional inducement of Parent to enter into the Merger Agreement and shall be irrevocable prior to the Expiration Date, at which time any such proxy shall terminate automatically. Stockholder (solely in its capacity as such) shall take such further actions or execute such other instruments as may be necessary to effectuate the intent of this proxy. Parent may terminate this proxy with respect to Stockholder at any time at its sole election by written notice provided to Stockholder. Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies or powers of attorney with respect to Stockholder's Covered Shares that conflict with this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

        Section 3.01.    Representations And Warranties Of Stockholder.     Stockholder hereby represents and warrants to Parent as follows:

          (a)    Authorization; Validity of Agreement.    If Stockholder is an entity, Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Stockholder has the requisite capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)    Ownership.    As of the date hereof Stockholder has good and valid title to Stockholder's Existing Shares, free and clear of any Encumbrances other than pursuant to this Agreement, the Merger Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date hereof, Stockholder's Existing Shares constitute all of the shares of Common Stock and Preferred Stock (or any other equity interests of the Company) Beneficially Owned or owned of record by Stockholder. As of the date hereof Stockholder has sole voting power (including the right to control such vote as contemplated herein), sole power of disposition, and sole power to issue instructions with respect to the matters set forth in Article 2, in each case with respect to all of Stockholder's Existing Shares.

          (c)    No Inconsistent Agreements.    Stockholder (a) has not entered into any voting agreement or voting trust with respect to the Covered Shares of Stockholder, (b) has not granted a proxy (except pursuant to Section 2.02) or power of attorney with respect to the Covered Shares of Stockholder and (c) has not taken any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing any of its obligations under this Agreement.

          (d)    No Violation.    The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations under this Agreement will not, (i) conflict with or violate any Law applicable to Stockholder or by which any of its assets or properties is bound, (ii) if Stockholder is an entity, conflict with or violate any certificate or articles of incorporation, as applicable, and bylaws or other equivalent organizational documents of Stockholder, or (iii) conflict with, or require any consent or other action by any Person under, or result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit to which Stockholder is entitled or the creation of any Encumbrance on the properties or assets of Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder and/or any of its assets or properties is bound, except, in the case of each of (i), (ii) and (iii), for matters that, individually or in the aggregate, would not reasonably be expected impair Stockholder's ability to perform its obligations under this Agreement in any material respect.

          (e)    Consents and Approvals.    The execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of its obligations under this Agreement and the consummation by it of the transactions contemplated hereby will not, require Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filings of any required reports with the SEC.

          (f)    Absence of Litigation.    As of the date hereof, there is no litigation, action, suits or proceeding pending or, to the knowledge of Stockholder, threatened against or affecting Stockholder and/or any of its Affiliates before or by any Governmental Authority that would reasonably be expected to materially impair the ability of Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby or by the Merger Agreement on a timely basis.

          (g)    Finder's Fees.    No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Subsidiary or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of Stockholder.

          (h)    Reliance by Parent.    Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Stockholder and the representations and warranties of Stockholder contained herein.

        Section 3.02.    Representations And Warranties Of Parent.     Parent hereby represents and warrants to Stockholder as follows:

          (a)    Authorization; Validity of Agreement.    Parent is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Parent has the requisite capacity and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, and constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)    No Violation.    The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not, (i) conflict with or violate any Law applicable to Parent or by which any of its assets or properties is bound or (ii) conflict with or violate Parent's certificate or articles of incorporation, as applicable, and bylaws or other equivalent organizational documents of Parent, except, in the case of each of (i) and (ii), for any such matters as would not reasonably be expected to impair Parent's ability to perform its obligations under this Agreement in any material respect.

ARTICLE 4
OTHER COVENANTS

        Section 4.01.    Prohibition On Transfers; Other Actions.     Until the earlier of the Expiration Date and the date on which the Merger Agreement is adopted by the Stockholders of the Company, Stockholder agrees that it shall not (a) Transfer any of Stockholder's Covered Shares, Beneficial Ownership thereof or any other interest therein unless such Transfer is a Permitted Transfer; (b) enter into any agreement with any Person, or take any other action, that violates or conflicts with Stockholder's representations, warranties, covenants and obligations under this Agreement; or (c) take any action that would restrict or otherwise affect Stockholder's legal power, authority and right or its ability to comply with and perform its covenants and obligations under this Agreement. Any Transfer in violation of this provision shall be void ab initio. Until the earlier of the Expiration Date and the date on which the Merger Agreement is adopted by the stockholders of the Company, Stockholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Stockholder's Covered Shares and hereby consents to the entry of stop transfer instructions by the Company of any transfer of Stockholder's Covered Shares, unless such transfer is a Permitted Transfer.

        Section 4.02.    Stock Dividends, Etc.     In the event of a stock split, stock dividend or distribution, or any change in the Common Stock or Preferred Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the terms "Existing Shares" and "Covered Shares" shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

        Section 4.03.    No Solicitation; Support Of Acquisition Proposals.     Subject to the provisions of Section 5.02 of this Agreement:

          (a)   Except as set forth in this Section 4.03, prior to the Expiration Date Stockholder agrees that it shall not, and shall use its reasonable best efforts to cause each of its Subsidiaries and shall direct its Representatives not to, directly or indirectly (i) solicit, initiate or knowingly take any action to facilitate or encourage, in each case, the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations relating to the Company or any of its Subsidiaries with, or furnish any information relating to the Company or any of its Subsidiaries to, any Person that, to the knowledge of Stockholder, is seeking to make, or has made, an Acquisition Proposal, (iii) make or participate in, directly or indirectly, a "solicitation" of "proxies" (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person, with respect to the voting of any shares of Common Stock or Preferred Stock in connection with any vote or other action on any matter, other than to recommend that the Stockholders of the Company vote in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby as otherwise expressly provided in this Agreement, or (iv) approve, adopt, recommend or enter into, or publicly propose to approve, adopt, recommend or enter into any agreement with respect to an Acquisition Proposal. Stockholder shall immediately cease and cause to be terminated all discussions or negotiations with any Person conducted heretofore (other than with Parent) with respect to any Acquisition Proposal, and shall take the necessary steps to inform its Representatives of the obligations undertaken pursuant to this Agreement, including this Section 4.03.

          (b)   Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take the actions set forth in Section 6.03(b)(i)(A) of the Merger Agreement with respect to an Acquisition Proposal and Stockholder has not breached this Section 4.03, Stockholder and its Representatives will be free to participate in any discussions or negotiations with respect to a possible Stockholders' consent or voting agreement in connection with such Acquisition Proposal.

          (c)   For the purposes of this Section 4.03, the Company shall be deemed not to be an Affiliate or Subsidiary of Stockholder, and any officer, director, employee, agent or advisor of the Company (in each case, in their capacities as such) shall be deemed not to be a Representative of Stockholder.

        Section 4.04.    Notice Of Acquisitions.     Stockholder agrees upon receipt of written inquiry from Parent to notify Parent as promptly as practicable (and in any event within one business day after receipt of such written inquiry) orally and in writing of the number of any additional shares of Common Stock, Preferred Stock, or other securities of the Company of which Stockholder acquires Beneficial Ownership on or after the date hereof.

        Section 4.05.    Matters Regarding Series A Preferred Stock.     To the extent Stockholder owns any shares of Company Series A Preferred Stock, Stockholder hereby waives all rights, if any, of Stockholder with respect to its shares of Company Series A Preferred Stock to vote or consent as a separate class in connection with the Merger or the Merger Agreement.

        Section 4.06.    Further Assurances.     From time to time, at Parent's reasonable request, Stockholder agrees to take all such further actions as may be necessary to effect the actions contemplated by this Agreement. Without limiting the foregoing, Stockholder hereby authorizes Parent to publish and disclose in any announcement or disclosure required by the SEC and in the Company Proxy Statement the Stockholder's identity and ownership of Stockholder's Covered Shares and the nature of the Stockholder's obligations under this Agreement.

ARTICLE 5
MISCELLANEOUS

        Section 5.01.    Termination.     This Agreement shall remain in effect until the Expiration Date. Neither the provisions of this Section 5.01 nor the termination of this Agreement shall relieve (i) any party hereto from any liability of such party to any other party incurred prior to such termination or expiration, or (ii) any party hereto from any liability to any other party arising out of or in connection with a breach of this Agreement prior to such termination. Except as provided in the preceding sentence, upon the termination of this Agreement, neither Parent nor Stockholder will have any rights or obligations under this Agreement and this Agreement shall become null and void and have no effect, except that the provisions of this Article 5 shall survive any such termination.

        Section 5.02.    No Agreement as Director or Officer.     Notwithstanding anything to the contrary in this Agreement, Stockholder does not make any agreement or understanding in this Agreement in Stockholder's (or any of its Affiliate's) capacity as a director or officer of the Company (if Stockholder or any such Affiliate holds any such office), and nothing in this Agreement (i) shall limit or affect any actions or omissions taken by any Stockholder or any Affiliates of Stockholder in Stockholder's or any such Affiliate's capacity as a director or officer of the Company, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement or (ii) shall be construed to prohibit, limit or restrict Stockholder or any Affiliate of Stockholder from exercising Stockholder's or Affiliate's fiduciary duties as an officer or director to the Company or its Stockholders.

        Section 5.03.    No Ownership Interest.     Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to Stockholder's Covered Shares shall remain vested in and belong to Stockholder, and except as expressly set forth in this Agreement, nothing herein shall, or shall be construed to, grant Parent any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement shall be interpreted as creating or forming a "group" with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the 1934 Act or any other similar provision of applicable Law.

        Section 5.04.    Notices.     All notices, requests, claims, demands and other communications hereunder shall be in writing (including facsimile transmission and electronic mail ("e-mail") transmission, so long such e-mail is actually received) and shall be given:

            (i)  if to Parent to:

      Smith & Nephew, Inc.
      150 Minuteman Road
      Andover, MA 01810
      Attention: General Counsel
      Facsimile: (978) 749-1599
      E-mail: Company.Secretary@smith-nephew.com

    with copies to:

      Davis Polk & Wardwell LLP
      450 Lexington Avenue
      New York, New York 10017
      Attention: George R. Bason, Jr.
      Michael Davis
      Facsimile: (212) 701-5800
      E-mail: george.bason@davispolk.com
      michael.davis@davispolk.com

           (ii)  if to Stockholder, to the applicable address set forth on Schedule 1 with copies to:

      Latham & Watkins LLP
      885 Third Avenue
      New York, NY 10022
      Attention: Charles K. Ruck
      Josh Dubofsky
      Facsimile: (212) 751-4864
      E-mail: charles.ruck@lw.com
      josh.dubofsky@lw.com

    or to such other address as such party may have furnished to the other parties in writing in accordance with this Section 5.04. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. New York time on a business day. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding business day in the place of receipt.

        Section 5.05.    Interpretation; Definitions.     This Agreement shall be governed by the following rules of interpretation: (a) the words "hereby", "herein", "hereof", "hereunder" and words of similar import refer to this Agreement as a whole (including any exhibits hereto and schedules delivered herewith) and not merely to the specific section, paragraph or clause in which such word appears; (b) all references herein to Sections shall be deemed references to Sections of this Agreement unless the context shall otherwise require; (c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation"; (d) the definitions given for terms throughout this Agreement shall apply equally to both the singular and plural forms of the terms defined; (e) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (f) except as otherwise expressly provided herein, all references to "dollars" or "$" shall be deemed references to the lawful money of the United States of America, (g) unless otherwise indicated, the word "day" shall be interpreted as a calendar day; and (h) "Law" shall be interpreted as any law, statute, order, rule, regulation, judgment, decree, arbitration award, ordinance or judgment of any Governmental Authority.

        Section 5.06.    Counterparts.     This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. This Agreement may be executed and delivered by facsimile or "PDF" transmission.

        Section 5.07.    Entire Agreement.     This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or attached hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

        Section 5.08.    Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial.

          (a)   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought exclusively in the Delaware Chancery Court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.04 shall be deemed effective service of process on such party.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE

  TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        Section 5.09.    Amendment; Waiver.     This Agreement may not be amended except by an instrument in writing signed by Parent and Stockholder. Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other parties.

        Section 5.10.    Remedies.     The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity. Without limiting the generality of the foregoing, Stockholder agrees with Parent that Parent shall be entitled to specific performance of Stockholder's obligations to abide by the covenants and obligations with respect to the Covered Shares of Stockholder set forth herein. For the avoidance of doubt, any party hereto may contemporaneously commence an action for specific performance and seek any other form of remedy at law or in equity that may be available for breach under this Agreement or otherwise in connection with this Agreement or the transactions contemplated hereby (including monetary damages).

        Section 5.11.    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

        Section 5.12.    Successors And Assigns; Third Party Beneficiaries.     Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part (by operation of law or otherwise), by any party without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

[Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

[PARENT]
By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

[STOCKHOLDER]
By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

SCHEDULE 1

OWNERSHIP OF EXISTING SHARES

Beneficial Owner	Class	Number of Existing Shares
[Stockholder Name]	[Common/Preferred]

Notices:

  (a)
  for Stockholder:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0000207514_1 R1.0.0.51160 ARTHROCARE CORPORATION 7000 WEST WILLIAM CANNON DRIVE BUILDING ONE AUSTIN, TX 78735 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1 To adopt the Agreement and Plan of Merger, dated as of February 2, 2014, by and among the ArthroCare Corporation, Smith & Nephew, Inc., a Delaware corporation, Rosebud Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Smith & Nephew, Inc., and Smith & Nephew plc, an English public limited company, as it may be amended from time to time. 2 To adjourn the special meeting, if necessary or appropriate, including to solicit additional votes in favor of the proposal to adopt the merger agreement if there are insufficient votes to adopt the merger agreement at the time of the special meeting. 3 To approve a non-binding advisory proposal to approve the golden parachute compensation payable to ArthroCare's named executive officers in connection with the merger. NOTE: Authority is hereby given to each of the proxies appointed herein to act, and vote, in accordance with their best judgement,upon any such other matters as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000207514_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . ARTHROCARE CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS The stockholders hereby appoint David Fitzgerald and Todd Newton, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, in the manner provided on this proxy card, all of the shares of Common Stock of ArthroCare Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held on May 8, 2014 at 10 a.m. local time, at 7000 West William Cannon Drive, Building One, Austin, TX 78735, or any adjournment or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations, except that, if the undersigned directs a vote AGAINST Proposal 1, this proxy will not be voted FOR Proposal 2 or Proposal 3 without instruction. Continued and to be signed on reverse side